ACTUARIAL APPRAISAL OF

NATIONWIDE LIFE INSURANCE COMPANY

AND AFFILIATES

AS OF DECEMBER 31, 2007

PREPARED FOR:

Special Committee of the Board
Nationwide Financial Services, Inc.

PREPARED BY:

Anna Berezovskaya, F.S.A., M.A.A.A.
Christine Dugan, F.S.A., M.A.A.A.
James G. Stoltzfus, F.S.A., M.A.A.A.
Robert P. Stone, F.S.A., M.A.A.A
Bruce W. Winterhof, F.S.A., M.A.A.A.
Yiping Yang, F.S.A., M.A.A.A.
Laird D. Zacheis, F.S.A., M.A.A.A.
Linyi Zhang, F.S.A., M.A.A.A.

June 3, 2008

M I L L I M A N

71 South Wacker Drive
31st Floor
Chicago, IL 60606
USA

Tel +1 312 726 0677
Fax +1 312 499 5700
June 3, 2008
milliman.com

Special Committee of the Board

Nationwide Financial Services

Columbus, OH

Gentlemen:

This report provides actuarial values and projections as of December 31, 2007 for the individual life and annuity business of Nationwide Life Insurance Company and its life insurance subsidiaries and affiliates.

Section I outlines the scope and qualifications associated with the analysis. Actuarial values and yearly statutory profits are summarized in Section II. Sections III and IV and the Appendices summarize the methodology, models and actuarial assumptions underlying the developed values.

This report is a statement of actuarial opinion under guidelines promulgated by the American Academy of Actuaries. The undersigned professionals are members of the American Academy of Actuaries and meet the Qualification Standards of the American Academy of Actuaries to render the opinion contained herein.

The professionals responsible for developing the actuarial values in this report are available to answer any questions regarding the assumptions and procedures underlying the values. Please contact us if any questions are raised.

Sincerely,

/s/ Bruce W. Winterhof	/s/ Laird D. Zacheis
Bruce W. Winterhof, F.S.A., M.A.A.A.	Laird D. Zacheis, F.S.A., M.A.A.A.
Consulting Actuary	Consulting Actuary

Offices in Principal Cities Worldwide

MILLIMAN

SECTION I

Introduction and Qualifications

Milliman, Inc. (“Milliman”) was retained by the Special Committee of the Board (“Special Committee) of Nationwide Financial Services, Inc. (“NFS”) to perform certain actuarial analyses with respect to Nationwide Life Insurance Company and its life insurance subsidiaries and affiliates (“Nationwide” or “Companies”), consisting of life and annuity business in the following companies:

•	Nationwide Life Insurance Company (NLIC)

•	Nationwide Life and Annuity Life Insurance Company (NLAIC)

•	Nationwide Life Insurance Company of America (NLACA)

•	Nationwide Life and Annuity Company of America (NLACA)

•	Nationwide Life Insurance Company of Delaware (NLIC Delaware)

The Companies are wholly owned by NFS.

Specifically, our assignment has been to develop projected statutory earnings arising from the existing individual life and annuity business of Nationwide and to calculate present values of these future earnings using discount rates of 9%, 10% and 11%.

The Nationwide business consists of several business units. Individual Investments is primarily variable annuities, along with some payout and fixed deferred annuities. Individual Protection includes Variable Universal Life, fixed UL, level term business, and closed blocks of traditional business. Retirement Products consists of 401(k) and 403(b) business, both in products written by the life companies and administrative-only services. The Corporate Line includes sales of medium term notes (MTN’s).

M I L L I M A N

Milliman is frequently engaged to prepare such analyses of life insurance companies. The approach followed in this situation is consistent with methodology we have generally employed in other engagements.

We have prepared this report with the understanding that it will be used by NFS and its advisors to analyze the potential value of Nationwide. The report is intended to provide certain actuarial information and analyses as of December 31, 2007 that would assist a qualified actuary, technically competent in the area of actuarial appraisals, to develop an estimate of (1) the adjusted statutory book value of the companies as of December 31, 2007; (2) the projected amounts and present values of future statutory profits from business in force as of December 31, 2007; and (3) the projected amounts and present values of future statutory profits from business written after December 31, 2007.

In order to fully comprehend this report, any user of this report should be advised by an actuary with a substantial level of expertise in areas relevant to this analysis to appreciate the significance of the underlying assumptions and the impact of those assumptions on the illustrated results. This report must be read in its entirety to be understood.

This report may not be distributed, disclosed, copied or otherwise furnished to any party without our prior consent. Any distribution of this report must be in its entirety.

Nothing included in this report is to be used in any filings with any public body, such as but not limited to the Securities and Exchange Commission or State Insurance Departments, without prior written consent from Milliman.

We have projected future statutory profits computed according to regulatory reporting criteria. The validity of these projections depends on how well future experience conforms to our assumptions. Our

M I L L I M A N

assumptions for future mortality, persistency, expenses, investment return and other actuarial factors are based on our evaluation of recent experience of Nationwide, industry experience and anticipated future trends. The approach employed to develop the projection assumptions is described below.

1.	Mortality and persistency assumptions are based on the experience of Nationwide and on general industry experience.

2.	Expenses were projected as a combination of unit expense allowables and excess costs to reproduce the budgeted expenses of Nationwide.

3.	Future investment income reflects a runoff of the existing asset portfolios reinvestment strategies and yields that vary by line of business based on assumptions for asset yield, quality, and maturity provided by Nationwide. The projections are based on the April 15, 2008 interest rate environment. Credited rates reflect target spreads provided by Nationwide.

4.	Separate account growth rates are based on long term return expectations for different fund types and on the underlying mix of funds.

5.	Financing of excess life reserves is reflected based on a net cost of 75 bp of outstanding amounts per year.

6.	New business production assumptions were provided by Nationwide and are summarized in Section II.

M I L L I M A N

Actual experience may differ from that assumed in the projections. To the extent actual experience is different from the assumptions underlying this Report, so will actual results differ from the projected results shown here. Sensitivity of results to changes in assumptions is provided as part of Section II, Summary of Results.

Rationale for Statutory Approach

Our development of the projected amounts and actuarial values in this report reflect statutory accounting practices. Two reasons why we believe it is appropriate to analyze a life company using the statutory approach are:

1)	Statutory accounting determines the availability of earnings for dividends to life company shareholders.

2)	Statutory surplus constitutes the funds available for investments in new business or other ventures requiring capital.

Relationship to Market Value

An actuarial appraisal value does not necessarily represent the value of a company’s stock in the open market. Rather, it is derived from a projection of future earnings and therefore reflects the value of a company’s earnings potential under a specific set of assumptions. Assignment of a value to any business enterprise is also a matter of informed judgment. Purchase or sales price is determined by the parties involved, based on their respective evaluations of all relevant factors, including:

1)	the perspective of the buyer and the seller and the level of confidence regarding the assumptions underlying projected earnings,

M I L L I M A N

2)	the desired rate of return and the associated cost of capital,

3)	the degree of urgency associated with the sale or acquisition,

4)	economies of scale and scope associated with the potential transaction, and

5)	significant tax or other consequences/benefits, unique to a proposed transaction, which can have an effect on value.

Data Reliance

We have relied on information supplied by Nationwide as well as on published financial information. We performed no audits or independent verification of the information furnished to us. To the extent that there are any material errors in the information provided, the results of our analysis will be affected as well. The principal materials relied upon include:

1)	Information contained in the public and internal statutory and GAAP financial statements of Nationwide.

2)	Inventory of insurance policies as of December 31, 2007 and December 31, 2006.

3)	Information on business inforce, including schedules or electronic files of premiums, policy benefits, commission rates, cost of insurance charges, description of guaranteed benefits, and other policy benefits.

M I L L I M A N

4)	Information relating to Nationwide’s statutory reserve practices.

5)	Current and historical pricing assumptions.

6)	Information and analysis prepared by Nationwide on recent mortality and persistency experience.

7)	Information on invested assets as of December 31, 2007.

8)	Information on new investment strategy.

9)	Information on statutory/tax asset and reserve assumptions and differences and other information with respect to Federal income taxes.

10)	Information on the terms of reinsurance agreements.

11)	Information on future premium production volumes, products, and mix of riders and other guaranteed benefits.

12)	Information on future expenses.

13)	Information on excess reserve financing costs provided by Nationwide.

M I L L I M A N

SECTION II

Summary of Results

Summary of Actuarial Appraisal Values

Table I-A summarizes the results of our analysis of the components of value as of December 31, 2007. The items included are: 1) the Adjusted Statutory Book Value; 2) present value of future statutory profits from business inforce on December 31, 2007; and 3) the present value of future statutory profits from ten years of projected new business sales. The business values are based upon thirty years of projected profits for inforce business and each year of new issues. Table I-B provides the same components of value, but with an allocation of taxes and cost of capital by block of business. Amounts reflect cost of capital based on 300% of NAIC RBC (Company Action Level).

Tables II and III provide a summary of ten years of projected after-tax statutory profits assuming ten years of projected new business. The ten-year projections reflect an assumption that earnings in excess of required capital funding are distributed from Nationwide.

Summaries of assumptions for each line of business are provided in Section IV and in the Appendices. Detailed projections of annual statutory profits and present values of profit by line of business are provided in Appendix F.

M I L L I M A N

Table I - A

Nationwide Financial

Summary of Actuarial Appraisal Values

as of December 31, 2007

(in millions)

		Discount Rate
Component of Value		9.0%	10.0%	11.0%

1)	Adjusted Statutory Book Value	$3,347.5	$3,347.5	$3,347.5

2)	Value of Business Inforce as of December 31, 2007
	Fixed Annuity	$152.9	$146.7	$140.9
	Payout Annuity	(46.8)	(42.3)	(38.4)
	Variable Annuity	2,017.5	1,909.0	1,810.7
	Closed Block Traditional	197.2	185.0	174.1
	Traditional Life	401.2	377.9	357.3
	UL	477.6	451.3	428.0
	VUL	1,246.1	1,167.0	1,096.9
	COLI	635.6	589.8	549.5
	BOLI	270.8	251.0	233.6
	RP – Private Sector	787.2	747.2	710.9
	RP – Public Sector	724.7	686.0	650.8
	MTN	174.4	170.1	166.0

	Subtotal Pre-Tax Existing Business	$7,038.5	$6,638.7	$6,280.3
	Federal Income Taxes	(2,185.3)	(2,054.5)	(1,937.5)
	Miscellaneous Tax Benefit	248.6	241.3	234.3
	Cost of Capital Based on 300% RBC	(610.1)	(690.6)	(760.7)

	Subtotal After-tax, After COC Inforce Business	$4,491.7	$4,134.9	$3,816.4

3)	Subtotal (1) plus (2) After-Tax, After Cost of Capital	$7,839.2	$7,482.4	$7,163.9

4)	Ten Years of New Business as of December 31, 2007
	Fixed Annuity	$39.3	$35.7	$32.5
	Payout Annuity	63.2	61.6	59.7
	Variable Annuity	2,104.5	1,732.9	1,422.7
	Traditional Life	586.2	503.8	434.6
	UL	328.0	247.5	184.1
	VUL	262.1	208.4	164.2
	COLI	320.6	269.3	225.9
	RP – Private Sector	598.3	525.3	462.6
	RP – Public Sector	493.1	435.1	385.9
	MTN	214.8	199.7	185.9

	Subtotal Pre-Tax Future Business	$5,010.2	$4,219.2	$3,558.1

	Federal Income Taxes	(1,739.5)	(1,466.9)	(1,239.0)
	Cost of Capital Based on 300% RBC	(548.9)	(597.3)	(632.5)

	Subtotal After-tax, After COC New Business	$2,721.8	$2,155.1	$1,686.6

5)	Unabsorbed Expense (After-Tax)	$(866.1)	$(846.6)	$(828.0)

6)	Total Actuarial Values with Ten Years of New Business (3) plus (4) plus (5) After-Tax, After Cost of Capital	$9,695.0	$8,790.9	$8,022.6

7)	Pro-forma Total Actuarial Values as of June 30, 2008	$10,214.7	$9,273.3	$8,473.3

M I L L I M A N

Table I - B

Nationwide Financial

Summary of Actuarial Appraisal Values

After-Tax and After Cost of Capital by Block

as of December 31, 2007

(in millions)

		Discount Rate
Component of Value		9.0%	10.0%	11.0%

1)	Adjusted Statutory Book Value	$3,347.5	$3,347.5	$3,347.5

2)	Value of Business Inforce as of December 31, 2007
	Fixed Annuity	$57.3	$45.8	$35.1
	Payout Annuity	(49.8)	(50.4)	(51.0)
	Variable Annuity	1,406.4	1,327.3	1,255.4
	Closed Block Traditional	107.7	94.2	82.4
	Traditional Life	212.7	191.6	173.0
	UL	326.0	304.7	285.7
	VUL	779.8	721.4	669.6
	COLI	413.6	381.0	352.3
	BOLI	139.1	120.8	104.8
	RP – Private Sector	461.6	425.9	393.9
	RP – Public Sector	295.6	244.7	200.4
	MTN	92.9	86.6	80.6
	Miscellaneous Tax Benefit	248.6	241.3	234.3
	Subtotal After-tax, After COC Inforce Business	4,491.7	4,134.9	3,816.4

3)	Subtotal (1) plus (2) After-Tax, After Cost of Capital	$7,839.2	$7,482.4	$7,163.9

4)	Ten Years of New Business as of December 31, 2007
	Fixed Annuity	$3.1	$(1.9)	$(6.1)
	Payout Annuity	6.9	2.5	(1.4)
	Variable Annuity	1,252.1	996.6	784.4
	Traditional Life	293.8	227.1	172.5
	UL	192.3	136.0	92.0
	VUL	104.8	69.0	40.1
	COLI	161.6	125.9	96.0
	RP – Private Sector	388.9	341.4	300.7
	RP – Public Sector	267.6	228.5	196.5
	MTN	50.8	29.9	11.9

	Subtotal After-tax, After COC New Business	$2,721.9	$2,155.1	$1,686.6

5)	Unabsorbed Expense (After-Tax)	$(866.1)	$(846.6)	$(828.0)

6)	Total Actuarial Values with Ten Years of New Business (3) plus (4) plus (5)After-Tax, After Cost of Capital	$9,695.0	$8,790.9	$8,022.6

7)	Pro-forma Total Actuarial Values as of June 30, 2008	$10,214.7	$9,273.3	$8,473.3

M I L L I M A N

Table II

Nationwide Financial

Line of Business Projections

(in millions of dollars)

Year Ending December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Existing and Ten Years of New Business as of December 31, 2007
Fixed Annuity		$39.7	$26.9	$24.0	$22.6	$23.1	$24.5	$20.4	$20.0	$17.8	$16.9
Payout Annuity		(2.2)	6.5	7.4	7.5	7.4	8.6	9.3	9.5	13.9	14.3
Variable Annuity		112.3	175.5	110.8	116.2	148.9	170.5	198.8	239.4	279.5	340.2
Closed Block Traditional		30.0	24.2	26.6	23.6	23.2	22.1	21.1	20.1	18.4	17.7
Traditional Life		60.2	17.9	27.7	44.8	60.3	79.3	93.7	98.5	106.4	114.2
UL		148.7	2.4	6.4	5.8	6.6	9.6	13.0	17.5	21.6	27.0
VUL		144.8	138.7	131.3	125.7	125.0	123.6	123.9	122.0	117.9	114.8
COLI		44.2	43.3	41.2	49.1	57.2	69.8	80.6	96.9	109.8	121.7
BOLI		34.0	28.1	28.3	28.9	29.2	28.4	28.7	26.7	25.9	26.0
RP – Private Sector		128.9	113.7	119.6	116.7	116.9	119.8	125.6	135.2	146.4	160.1
RP – Public Sector		103.9	101.3	126.6	135.4	136.0	133.5	125.8	126.6	124.8	123.8
MTN		49.2	70.2	60.7	47.4	50.3	42.6	42.3	45.2	49.3	52.9

Total Existing Business		893.6	748.7	710.5	723.7	784.2	832.4	883.2	957.4	1,031.7	1,129.4

Unabsorbed Expense		$(370.0)	$(333.1)	$(282.4)	$(232.2)	$(179.9)	$(139.1)	$(94.3)	$(44.6)	—	—

Interest on Capital, Surplus and AVR		$122.9	$127.2	$131.4	$137.8	$149.3	$161.7	$174.4	$187.7	$202.8	$219.4

Total Pre-Tax Earnings		$646.6	$542.8	$559.4	$629.3	$753.6	$855.1	$963.3	$1,100.5	$1,234.5	$1,348.9

Federal Income Tax (35.0%)		$(73.7)	$(80.1)	$(82.5)	$(103.3)	$(156.3)	$(300.5)	$(347.7)	$(399.3)	$(455.7)	$(500.7)

After-Tax Earnings		$572.8	$462.6	$476.9	$526.0	$597.3	$554.6	$615.5	$701.2	$778.8	$848.2

Distributed Earnings		$2,000.5	$399.8	$379.8	$352.2	$409.6	$364.1	$413.8	$473.4	$527.8	$576.5

General Account Liabilities (incl IMR)	$35,037.4	$34,860.4	$34,405.4	$34,909.1	$36,771.5	$37,636.3	$39,190.2	$41,447.3	$43,904.9	$46,713.8	$45,633.9

Separate Account Liabilities	77,921.9	78,435.6	87,027.3	96,865.4	107,551.2	118,671.8	130,426.6	142,711.9	155,414.7	168,758.0	162,046.1

Off-Balance Sheet Liability	53,776.3	55,470.0	62,432.4	69,782.3	77,551.1	85,535.5	93,759.7	102,313.5	111,263.2	120,651.2	125,937.3

Reserve Financing Balance	—	250.2	384.1	558.1	788.1	1,072.7	1,408.3	1,790.4	2,210.8	2,669.0	3,164.8

Capital, Surplus and AVR	3,347.5	1,919.9	1,982.7	2,079.8	2,253.7	2,441.4	2,631.8	2,833.5	3,061.3	3,312.4	3,584.1

NAIC RBC (Company Action Level)	618.6	640.0	660.9	693.3	751.2	813.8	877.3	944.5	1,020.4	1,104.1	1,194.7

RBC Ratio (Company Action Level)	541%	300%	300%	300%	300%	300%	300%	300%	300%	300%	300%

Note: Interest on Capital, Surplus, and AVR is based on net investment earned rate of 6.63%.

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Table III

Nationwide Financial

Projected Statutory Operating Results

(in millions of dollars)

Year Ending December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Existing and Ten Years of New Business as of December 31, 2007
Premium Income		$12,989.1	$15,064.8	$16,994.4	$19,061.0	$20,990.3	$22,548.3	$24,249.0	$25,977.2	$27,994.7	$30,182.5
Less Reinsurance Premiums		(116.7)	(112.1)	(112.4)	(116.2)	(123.1)	(132.0)	(140.7)	(149.5)	(158.9)	(169.1)
Fees From Separate Account		1,351.7	1,492.5	1,702.8	1,947.2	2,217.6	2,505.6	2,805.6	3,120.0	3,451.6	3,796.8
Investment Income		1,840.0	1,773.4	1,737.3	1,726.4	1,766.5	1,805.1	1,848.4	1,919.4	2,009.0	2,109.1

Total Income		$16,064.2	$18,218.6	$20,321.9	$22,618.4	$24,851.2	$26,727.0	$28,762.3	$30,867.2	$33,296.4	$35,919.3

Death Benefits		$1,449.5	$1,588.3	$1,787.0	$2,034.0	$2,305.9	$2,616.7	$2,976.8	$3,346.6	$3,728.3	$4,133.3
Less Reinsurance Benefits		(78.5)	(79.3)	(81.6)	(86.7)	(92.9)	(100.7)	(108.6)	(114.8)	(120.8)	(127.5)
Annuity, Surrender and Other Benefits		13,094.9	13,038.4	12,982.8	12,594.2	13,507.6	15,153.6	16,635.9	17,580.5	19,249.8	21,051.8
Expenses		970.9	1,000.0	1,030.0	1,060.9	1,092.8	1,125.5	1,159.3	1,194.1	1,240.7	1,339.2
Premium Tax		40.8	42.9	45.7	49.4	52.5	56.9	61.7	65.3	70.5	76.0
Commissions		814.0	940.2	1,096.9	1,243.3	1,395.1	1,522.2	1,657.5	1,800.9	1,953.8	2,118.2
Cost of Financing		—	1.9	2.9	4.2	5.9	8.0	10.6	13.4	16.6	20.0
Reserve Increases		(1,007.4)	(596.2)	(206.6)	1,234.2	1,420.8	1,169.8	1,221.1	1,862.0	2,032.0	2,316.6
Net Transfers to Separate Account		256.3	1,866.7	3,236.8	3,993.5	4,559.2	4,481.7	4,359.1	4,206.4	4,093.7	3,862.2

Total Benefits and Expenses		$15,540.5	$17,803.0	$19,893.9	$22,126.9	$24,246.9	$26,033.7	$27,973.4	$29,954.3	$32,264.7	$34,789.9

Statutory Profit		$523.6	$415.6	$428.1	$491.5	$604.3	$693.4	$788.9	$912.8	$1,031.7	$1,129.4

Interest on Capital, Surplus and AVR		$122.9	$127.2	$131.4	$137.8	$149.3	$161.7	$174.4	$187.7	$202.8	$219.4

Federal Income Tax (35.0%)		$(73.7)	$(80.1)	$(82.5)	$(103.3)	$(156.3)	$(300.5)	$(347.7)	$(399.3)	$(455.7)	$(500.7)

After-Tax Earnings		$572.8	$462.6	$476.9	$526.0	$597.3	$554.6	$615.5	$701.2	$778.8	$848.2

Distributed Earnings		$2,000.5	$399.8	$379.8	$352.2	$409.6	$364.1	$413.8	$473.4	$527.8	$576.5

Note: Interest on Capital, Surplus, and AVR is based on net investment earned rate of 6.63%.

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Discount Rates

The actuarial appraisal values were developed using discount rates of 9%, 10% and 11%. The discount rates were selected in consultation with Lazard, the financial advisor to the Special Committee. Tables I-A and I-B illustrate the importance of the discount rate in the determination of the value of profits from the business.

We did not use discount rates of 9%, 10% and 11% in developing the Adjusted Statutory Book Value shown in Tables I-A and I-B. The amount of Adjusted Statutory Book Value is equal to the market value of assets supporting statutory capital and surplus and related items.

Pro-forma Actuarial Values as of June 30, 2008

Tables I-A and I-B include appraisal values pro-forma as of June 30, 2008. These values are based on the same models and cashflows as the December 31, 2007 values, rolled forward to June 30, 2008, along with the following assumptions:

1)	An additional half-year of production is reflected, so that the values continue to reflect ten years of future new business sales; and

2)	No dividends are assumed to be paid out of the life companies for purposes of this calculation.

New Business

New business is projected to grow based on Nationwide’s business plan. Life insurance production is stated in terms of annualized issued premium. Annuity production is in terms of single premium. No new production is assumed after ten years.

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Life and Annuity Sales

(in millions)

		Actual	Forecasted Sales			Projected		Growth Rates
Business Group		2007	2008	2009	2010	2011	2012	2013-2017
Individual	Variable Annuities (VA)	$5,606.4	$6,075.8	$7,496.6	$9,296.9	$10,691.4	$12,081.3	8%
Investments	Fixed Annuities	156.3	183.2	133.5	113.3	96.2	81.6	-15%
Group (IIG)	Immediate Annuities	216.7	270.0	302.8	341.0	384.0	432.5	10%

Individual	Investment Life	148.6	182.3	215.0	248.4	283.2	320.0	10%
Protection (IP)	Fixed Life	120.9	178.8	179.3	187.0	203.8	222.2	9%
	COLI/BOLI	181.9	175.0	149.5	170.0	170.0	170.0	0%

Retirement	Public Sector	4,268.1	4,482.7	4,729.6	4,990.4	5,239.9	5,501.9	5%
Plans (RP)	Private Sector	6,423.1	6,435.5	7,227.2	7,916.2	8,707.8	9,578.6	10%

Corporate	Medium Term Notes
	(MTN)		1,200.0	1,600.0	1,400.0	1,700.0	1,870.0	10%

	Total	$17,122.0	$19,183.3	$22,033.5	$24,663.2	$27,476.3	$30,258.1

Note:	a	)	Life Insurance Sales are First Year Premiums Issued.

	b	)	RP reflects total deposits. The model differentiates between deposits on inforce contracts versus new sales.

Additional contributions are reflected on VA for deposits subsequent to the first year, and are included as new business.

General Expense

The unit expense assumptions were developed based on a combination of Nationwide’s internal pricing allowables for acquisition costs and industry target allowables for maintenance. The following table summarizes the development of the unallocated expense.

Life Company Expense

(excluding premium tax and investment expense)

NFS 2008 Current Forecast	$1,037.5 million
Less Bank, NFG	(66.6)

Life Company Budget	$970.9 million

Unit Expense Allocated to Lines of Business	$600.9 million

Unallocated Expense	$370.0 million

The life company budget provided by NFS is assumed to grow 3% per year. The excess of the life company budget over the unit cost allowables is categorized as an unallocated expense each year. Per policy expenses are assumed to inflate at 2% per year.

M I L L I M A N

Statutory Surplus Levels, Cost of Required Capital, and Risk Based Capital

The approach used to project yearly profits underlying the present values reflects an assumption that all future earnings from inforce and new business are paid out as reported. Included in this calculation is provision for the minimum level of statutory net worth required to continue favorable regulatory and rating agency treatment. Tables II and III provide a projection of capital, surplus, and AVR levels assuming all statutory earnings are paid out in excess of the funds required to maintain a 300% NAIC RBC (Risk Based Capital - Company Action Level) ratio in Nationwide.

The cost of retaining capital to support the ongoing insurance operations will depend on a) the level of capital believed necessary for the risks inherent in the insurance operations of Nationwide and to achieve desired ratings from various rating agencies; and b) the differential between the rate of return realized on retained capital and a buyer’s desired rate of return for an acquisition. The cost of capital based on maintaining 300% NAIC RBC is provided for in Tables I-A and I-B. The detailed factors used to develop projected RBC are summarized in Appendix A.

Federal Income Taxes

The actuarial appraisal values summarized in Tables I-A and I-B have been adjusted for the effect of Federal income taxes, assuming a 35% tax rate. In evaluating the potential effect of taxes on value, one should consider:

a)	Differences between tax and statutory reserves;

b)	Impact of the DAC proxy tax; and

c)	Other differences between tax and statutory amounts.

M I L L I M A N

For purposes of this analysis, we have projected taxes as 35% of statutory income, adjusted as described below.

•

The statutory reserve exceeds the tax reserve as of December 31, 2007 by approximately $509.9 million. The difference represents reserves that will eventually flow into statutory income but not taxable income.

•

The impact of Deferred Acquisition Cost (DAC) proxy tax is based on the establishment of an asset for purposes of calculating taxable income equal to 7.70% of life insurance or 1.75% of annuity non-qualified direct premiums and reinsurance net cashflow. The resulting tax asset is assumed to be amortized over ten years. We also projected the amortization of the December 31, 2007 tax DAC balance of $960.9 million.

•

A dividend received deduction (“DRD”) is reflected, based on NFS’ historical amounts. The DRD reduces taxable income by 28 bp of separate account assets annually. We have assumed the deduction is eliminated after 5 years.

•

Tax benefits associated with reserve financing are reflected on inforce life insurance business and 2008-2009 issues, as described below. New issues in 2010 and beyond are not assumed to have tax benefits associated with the reserve financing.

Reserve Financing

The projections reflect reserve financing for the excess reserves generated under guidelines XXX and AXXX, and following assumptions:

•	Reserve financing of the business inforce is based on a schedule for anticipated financing provided by Nationwide. Initial reserve financing on the inforce block is for $165 million.

M I L L I M A N

•

Reserve financing on future issues of term and secondary guarantee UL business is reflected, for 90% of the excess of statutory reserve over economic reserve. Economic reserves are defined in Section IV.

•	Reserve financing is based on a net cost of 75 bp per year, based on Nationwide’s target for financing costs long term.

•

Tax reserves are assumed to be fully deductible for tax purposes on inforce business and issues in 2008-2009. Beginning with new issues in 2010, the tax reserves (net of DAC proxy tax balances) are assumed to be limited to economic reserves.

Sensitivity Analysis of Components of Value

We have analyzed the sensitivity of actuarial appraisal values to changes in assumptions, as summarized in the table below.

Sensitivity Analysis

Inforce and Ten Years New Business

Impact on Appraisal Value

(in millions, after-tax and cost of capital)

Scenario	9%	10%	11%
Baseline	$9,695.0	$8,790.9	$8,022.6
Change in Value due to:
a) 1% higher Separate Account return	$393.4	$347.9	$309.5
b) 1% lower Separate Account return	(371.3)	(329.4)	(294.1)
c) Eliminate unabsorbed expense over 5 years	246.6	236.6	227.2
d) 10 bp increase in General Account spread	219.6	202.5	187.6
e) Assume DRD remains all years	780.7	694.3	619.8
f) 375% RBC target capital	(289.8)	(322.0)	(348.3)
g) Immediate increase in Separate Accounts of 5%	151.7	144.6	138.2
h) Immediate decrease in Separate Accounts of 5%	(152.6)	(146.1)	(140.3)
i) 10% lower mortality	359.5	319.3	285.1

M I L L I M A N

SECTION III

Development of Adjusted Statutory Book Value

A summary of the development of Adjusted Statutory Book Value for Nationwide as of December 31, 2007 is provided in the table below.

Nationwide

Development of Adjusted Statutory Book Value

As of December 31, 2007

(in millions)

Component Of Value	NLIC	NLAIC	NLICA	NLACA	NLIC Delaware	Consolidated
Statutory Capital and Surplus	$2,501.1	$173.3	$674.0	$83.3	$3.2	$3,434.9
Consolidated Elimination	(173.3)	—	(86.5)	—	—	(259.8)
Asset Valuation Reserve (AVR)	288.5	29.8	49.8	2.0	0.0	370.1
Removal of Deferred Tax Asset	(94.9)	(13.4)	(29.8)	(2.1)	0.0	(140.2)
Q1 2008 Investment Losses	—	—	—	—	—	(57.5)
Mark-to-Market on Portfolio	—	—	—	—	—	N/A

Total ABV	—	—	—	—	—	$3,347.5

The items included in Adjusted Statutory Book Value reflect the following:

1)	Statutory capital & surplus and AVR reflect the reported amounts as of December 31, 2007. No adjustment has been reflected for any dividend payments out of the life companies subsequent to yearend 2007. NLAIC is a subsidiary of NLIC. NLACA and NLIC Delaware are subsidiaries of NLICA.

2)	For statutory purposes, Nationwide reflects a deferred tax asset which is capped at certain amounts under codification. The admitted portion of the deferred tax asset is deducted from Adjusted Book Value because the line of business projections reflect actual taxes.

3)	The after-tax investment losses realized in the first quarter of 2008 were deducted.

M I L L I M A N

No adjustment is reflected in ABV for the potential mark-to-market on assets backing capital and surplus or on assets backing liabilities. Based on the allocation of assets to capital and surplus shown in Appendix A, the mark-to-market was not material as of December 31, 2007.

M I L L I M A N

SECTION IV

Product Descriptions and Actuarial Assumptions

Description of Business

The following table provides a summary of the business inforce by product line for Nationwide.

Nationwide Financial

Business Inforce

as of December 31, 2007

(dollars in millions)

Line of Business	Policy Count	Separate Account Value	General Account Value	Statutory Reserves	Off Balance Sheet Liability	Cash Value	Insurance Inforce
Fixed Annuity	111,154	—	$4,648	$4,557	—	$4,534	$4,648
Payout Annuity	5,034	—	—	1,864	—	—	—
Variable Annuity	660,320	$42,252	3,725	3,122	—	44,660	46,492
Closed Block Traditional	167,153	—	—	2,095	—	1,288	4,139
Traditional Life	630,573	—	21	2,005	—	1,141	68,300
UL	97,845	—	1,227	1,317	—	1,080	11,356
VUL	214,832	5,706	613	399	—	5,887	75,284
COLI	22	5,185	37	85	—	5,310	21,962
BOLI	14	2,267	1,744	1,739	—	4,014	18,169
RP – Private Sector	13,280	6,685	3,718	3,718	$21,925	10,376	10,403
RP – Public Sector	7,093	9,107	7,966	7,966	31,178	17,073	17,073
MTN	21	—	4,542	4,542	—	4,542	4,542

Total Inforce Business	1,907,340	$71,201	$28,241	$33,409	$53,103	$99,906	$282,368

The business segments are described in general below. Detailed product descriptions are provided in the Appendices.

M I L L I M A N

Individual Investments Group (IIG)

Nationwide is a leader in the Variable Annuity (VA) marketplace. Historically, the VA business has had relatively limited guarantees, primarily focused on guaranteed minimum death benefits. Nationwide began offering living benefits in 1999 in the form of Guaranteed Minimum Income Benefit (“GMIB”) and more recently introduced Guaranteed Minimum Accumulation (“GMAB”) and Withdrawal (“GMWB”) Benefits. The GMIB was terminated to new sales in 2003. Currently most VA sales include a form of living benefit guarantee. The primary guaranteed benefits are:

• L. Inc:	Lifetime Income (L.Inc.) is a lifetime GMWB which comes in a 5% or 7% rollup version. The benefit base equals the maximum of annual ratchet or simple interest rollup amount. The rollup is applied only during the first 10 years after the benefit is elected and provided no withdrawals are made from the contract up to that point. The lifetime withdrawal percentage is 4% - 7%, based on the age of contract owner at the time of first withdrawals. The rider is available in either single or joint life form and carries a 60-85 basis points charge depending on the version elected.
• CPPLI:	Capital Preservation Plus Lifetime Income (CPPLI) is a GMAB rider which also provides a lifetime GMWB subsequent to the end of the GMAB period. A policyholder has an option to elect 3, 5, 7 or 10 year GMAB period with return of premium guarantee at the end of the period. Should the policyholder elect to continue into GMWB phase, the GMWB base will get established at the end of the GMAB period and the lifetime withdrawal percentage will be determined based on the age of the contract owner at the time of first withdrawal. The rider carries an additional charge of 60 basis points.

The VA new business typically offers guaranteed minimum death benefits with a form of ratchet guarantee.

Nationwide is also a market leader in individual payout annuities, both fixed and variable. Payout annuities offer some form of guaranteed payout stream, including both life contingent and non-contingent benefits, in exchange for a single premium. In addition, Nationwide sells a limited amount of single premium fixed deferred annuity business, but has not historically focused on this product line.

M I L L I M A N

Individual Protection (IP)

Nationwide has a large block of Variable Universal Life (VUL) business inforce. Primarily, the VUL business is focused on accumulation-oriented products. Most products feature a mix of cost of insurance rates, percent of premium loads, and per policy loads. The primary products currently sold is are Next Generation II and Option Select.

Nationwide has inforce blocks of traditional life and fixed universal life, which cover a variety of traditional products sold over a long period of time. Nationwide has more recently begun to focus on protection-oriented life insurance sales. The company introduced a new level term series, Yourlife, in 2007, which features competitive rates and extensive underwriting to compete with the leaders in this market. The Company has also introduced UL products featuring competitive secondary guarantees, where the sales are oriented around minimum funding to guarantee lifetime or other long period insurance coverage.

Nationwide purchased Provident Mutual in 2002. The Provident Mutual business consists primarily of a closed block of participating business and an inforce block of Variable Universal Life. The par business is in a regulatory closed block where profits to the company are defined by a long term glidepath based on the runoff of the business, and any higher or lower earnings from the business are paid back to policyholders through a dividend scale adjustment mechanism.

Nationwide is a leader in Corporate Owned Life Insurance (COLI) sales. The COLI business is primarily written through VUL products, and is generally seven-pay or other limited period funding. The Company also has a block of Bank Owned Life Insurance (BOLI), which is a general account universal life product typically funded with a single premium. Nationwide is no longer actively marketing BOLI. COLI/BOLI products do not have surrender charges. Certain COLI contracts provide for the payment of an Enhanced Cash Surrender Value for policies surrendered. However, for most BOLI cases, only a limited number of

M I L L I M A N

contracts (e.g., 10%) of a given case are allowed to surrender during any six month period if exchanges under IRC Section 1035 are made in the first fifteen years. Mortality charges are determined on a unisex basis and policies are generally issued on a guaranteed basis.

Retirement Products (RP)

Nationwide is an insurance industry leader in private sector 401k business and public sector 457 business. The company provides administrative services for participants in the plans and the business may be either on Nationwide’s books or off balance sheet, through administrative services – only contracts (public sector) or trust accounts (private sector). The business that is on Nationwide’s books may be either in separate accounts, where the participants bear the investment risk, or the guaranteed general account, where the company manages to target spreads.

Corporate

Nationwide is active in the Medium Term Note (MTN) market. The company views MTN’s as an opportunistic use of excess capital and will only issue MTN’s if the capital is available and market conditions allow for an adequate return. MTN’s may be issued in foreign currency and may be floating rate; in both cases, the company will simultaneously enter into swaps in order to back the contract with fixed rate investments with matching maturity.

Summary of Assumptions

The assumptions underlying the projections are outlined below. Detailed summaries of the models and assumptions are provided in the Appendices.

1.	Mortality assumptions are based on the historic experience of the business and on the Company’s pricing assumptions. Mortality improvement is reflected at 1% per year for 15 years.

M I L L I M A N

2.	Lapse and partial withdrawal assumptions are based on the Company’s experience, pricing assumptions, and our knowledge of similar blocks of business.

3.	Unit expense assumptions were developed based on a combination of Nationwide’s pricing assumptions and industry target allowable expenses.

4.	Investment income reflects a run-off of the existing asset portfolios and strategies for new investments provided by the Company, by business unit based on a yield curve as of April 15, 2008.

5.	Equity growth rates in the separate account are based in long term historic returns. For VA business, the overall separate account growth rate is 8.85% for inforce and 8.2% for new business.

6.	The projection of guaranteed benefits for the VA contracts reflects hedging consistent with Company and industry practices. The cost is determined based on risk-neutral hedge costs for the portion of the benefit that is hedged and the mean stochastic cost under real world assumptions for the portion that is not hedged.

7.	Fund revenue sharing is based on Nationwide’s current experience, by fund and product, and pricing expectations for new business.

8.

For inforce business reserve financing, economic reserves were specified by Nationwide. For new business, economic reserves were defined as the present value of future deaths claims plus expenses and reserve financing costs, less the present value of future premiums.

M I L L I M A N

Economic reserves reflect provisions for adverse deviation (PAD’s) consistent with Nationwide methodology, including a 5% mortality PAD and 100% shock lapse on term at the end of the level period. Discount rates are 5% for term and 5.5% graded to 4.0% over 20 years for UL.

M I L L I M A N

APPENDIX A

Nationwide Financial

Asset and Investment Assumptions

Asset Portfolio as of December 31, 2007

Modeled invested assets were projected on a seriatim basis, recognizing sinking fund provisions, call features, refinancing provisions, and anticipated levels of prepayments. A portion of those assets were projected using CMS BondEdge software.

The tables below summarize key asset statistics by major asset category by company and line of business.

NLIC - BOLI/COLI

Summary of Modeled Assets

as of December 31, 2007

(in millions)

Asset Class	Par Value	Book Value	Market Value	Coupon Rate (AnnEff)	Book Yield (AnnEff)
Public Bond	$501.5	$520.3	$514.3	6.68%	5.67%
Private Bond	486.9	489.1	488.5	6.26	6.12
Government	—	—	—	—	—
TaxExMuni	13.9	13.9	13.8	4.99	4.98
Preferred Stock	9.0	9.0	9.2	8.51	8.48
Passthrough	3.5	3.6	3.7	5.54	5.70
ABS	77.2	76.6	70.8	5.86	5.59
CMBS	98.1	97.5	92.9	5.39	5.40
CMO	246.4	244.6	242.0	5.61	5.59
CommercialMtg	340.3	340.3	342.5	6.43	6.42
ResidMtg	0.0	0.0	0.0	10.32	10.32

TOTAL	$1,776.8	$1,794.9	$1,777.8	6.25%	5.91%

NLIC - Fixed Annuity

Summary of Modeled Assets

as of December 31, 2007

(in millions)

Asset Class	Par Value	Book Value	Market Value	Coupon Rate (AnnEff)	Book Yield (AnnEff)
Public Bond	$950.8	$969.5	$975.8	6.48%	5.51%
Private Bond	1,051.3	1,053.5	1,047.9	6.08	5.96
Government	0.1	0.0	0.1	4.81	4.93
TaxExMuni	40.4	40.5	40.5	4.66	4.63
Preferred Stock	10.1	10.2	10.1	8.07	7.93
Passthrough	58.8	57.2	57.3	4.48	5.36
ABS	327.8	326.4	317.0	5.49	5.29
CMBS	187.2	189.1	187.1	5.60	5.09
CMO	679.8	680.4	669.9	5.64	5.45
CommercialMtg	825.8	829.4	837.6	6.12	6.02
ResidMtg	0.0	0.0	0.0	10.32	10.32

TOTAL	$4,132.0	$4,156.3	$4,143.2	6.01%	5.67%

M I L L I M A N

NLIC - Fixed Life

Summary of Modeled Assets

as of December 31, 2007

(in millions)

Asset Class	Par Value	Book Value	Market Value	Coupon Rate (AnnEff)	Book Yield (AnnEff)
Public Bond	$615.1	$611.0	$603.6	6.44%	6.28%
Private Bond	660.0	660.5	661.5	6.10	6.08
Government	—	—	—	—	—
TaxExMuni	27.0	27.1	26.8	5.08	5.02
Preferred Stock	5.0	5.1	5.2	8.64	8.53
Passthrough	17.3	17.7	17.6	5.64	5.56
ABS	69.9	69.5	65.6	5.89	5.74
CMBS	152.6	149.4	146.8	5.75	5.42
CMO	572.6	565.2	558.0	5.51	5.80
CommercialMtg	700.3	700.2	695.1	6.32	6.31
ResidMtg	—	—	—	—	—

TOTAL	$2,819.8	$2,805.9	$2,780.3	6.08%	6.07%

NLIC - Income Products

Summary of Modeled Assets

as of December 31, 2007

(in millions)

Asset Class	Par Value	Book Value	Market Value	Coupon Rate (AnnEff)	Book Yield (AnnEff)
Public Bond	$639.2	$471.3	$546.3	4.49%	7.90%
Private Bond	664.7	515.7	529.9	4.64	6.76
Government	64.9	35.0	46.5	0.51	7.87
TaxExMuni	25.3	25.6	24.4	5.09	5.01
Preferred Stock	22.5	22.5	35.2	5.39	5.39
Passthrough	8.7	8.3	9.4	7.71	5.52
ABS	29.4	29.2	24.9	6.48	5.81
CMBS	29.3	29.0	29.4	6.38	6.16
CMO	17.5	17.1	17.3	5.73	6.03
CommercialMtg	744.7	744.7	773.9	7.13	7.12
ResidMtg	—	—	—	—	—

TOTAL	$2,246.2	$1,898.5	$2,037.3	5.38%	7.13%

NLIC - Individual Variable Annuity

Summary of Modeled Assets

as of December 31, 2007

(in millions)

Asset Class	Par Value	Book Value	Market Value	Coupon Rate (AnnEff)	Book Yield (AnnEff)
Public Bond	$763.5	$779.4	$777.0	6.30%	5.04%
Private Bond	432.5	435.2	424.9	5.74	5.41
Government	—	—	—	—	—
TaxExMuni	13.0	13.0	13.0	4.55	4.24
Preferred Stock	5.0	5.1	5.2	8.64	8.53
Passthrough	27.8	29.3	28.7	6.19	5.19
ABS	296.7	296.8	288.3	5.12	4.95
CMBS	204.4	205.2	201.6	5.14	4.98
CMO	856.4	860.0	847.8	5.35	5.12
CommercialMtg	527.0	526.7	523.4	5.47	5.48
ResidMtg	—	—	—	—	—

TOTAL	$3,126.4	$3,150.7	$3,109.8	5.63%	5.18%

M I L L I M A N

NLIC - MTN

Summary of Modeled Assets

as of December 31, 2007

(in millions)

Asset Class	Par Value	Book Value	Market Value	Coupon Rate (AnnEff)	Book Yield (AnnEff)
Public Bond	$1,076.9	$1,099.4	$1,098.6	6.75%	5.87%
Private Bond	1,707.2	1,703.3	1,680.1	6.57	6.54
Government	—	—	—	—	—
TaxExMuni	6.3	6.4	6.6	6.92	6.56
Preferred Stock	5.8	5.9	6.1	8.62	8.53
Passthrough	0.0	0.0	0.0	7.23	8.16
ABS	611.1	602.2	558.5	5.78	5.60
CMBS	15.1	15.3	15.5	6.32	5.71
CMO	242.0	236.8	229.6	5.38	6.97
CommercialMtg	856.4	859.3	867.5	6.54	6.42
ResidMtg	0.0	0.0	0.0	10.32	10.32

TOTAL	$4,520.8	$4,528.5	$4,462.5	6.44%	6.25%

NLIC - Pensions

Summary of Modeled Assets

as of December 31, 2007

(in millions)

Asset Class	Par Value	Book Value	Market Value	Coupon Rate (AnnEff)	Book Yield (AnnEff)
Public Bond	$783.0	$776.5	$787.3	6.06%	5.59%
Private Bond	659.0	663.9	661.4	6.22	5.91
Government	5.0	4.6	4.5	0.00	2.78
TaxExMuni	33.4	33.8	33.5	5.26	5.15
Preferred Stock	12.7	12.7	13.1	8.51	8.51
Passthrough	17.1	17.1	17.1	4.96	5.42
ABS	129.3	128.6	124.4	5.05	5.16
CMBS	152.7	152.2	148.5	5.41	5.38
CMO	837.6	834.2	826.2	5.45	5.42
CommercialMtg	814.4	814.9	824.6	6.16	6.13
ResidMtg	0.0	0.0	0.0	10.32	10.32

TOTAL	$3,444.1	$3,438.4	$3,440.4	5.89%	5.72%

NLIC - Public Sector

Summary of Modeled Assets

as of December 31, 2007

(in millions)

Asset Class	Par Value	Book Value	Market Value	Coupon Rate (AnnEff)	Book Yield (AnnEff)
Public Bond	$1,493.4	$1,518.4	$1,531.4	6.29%	5.82%
Private Bond	1,449.4	1,447.5	1,445.1	6.02	5.96
Government	126.7	127.7	133.4	4.69	4.65
TaxExMuni	38.8	38.9	38.8	5.14	5.06
Preferred Stock	—	—	—	—	—
Passthrough	332.5	332.5	335.2	5.57	5.51
ABS	278.7	277.2	244.3	5.71	5.52
CMBS	317.1	318.5	314.0	5.78	5.46
CMO	2,204.4	2,186.3	2,167.9	5.68	5.67
CommercialMtg	2,122.1	2,123.6	2,103.8	6.18	6.17
ResidMtg	—	—	—	—	—

TOTAL	$8,363.2	$8,370.5	$8,313.9	5.96%	5.84%

M I L L I M A N

Provident - Fixed Annuity Summary of Modeled Assets as of December 31, 2007 (in millions)
Asset Class	Par Value	Book Value	Market Value	Coupon Rate (AnnEff)	Book Yield (AnnEff)
Public Bond	$189.0	$194.4	$194.1	6.23%	4.60%
Private Bond	114.7	113.7	113.8	5.64	5.53
Government	0.5	0.5	0.7	7.77	7.44
TaxExMuni	4.2	4.2	4.2	4.26	4.26
Preferred Stock	—	—	—	—	—
Passthrough	1.1	1.1	1.1	4.05	4.83
ABS	41.9	41.9	39.9	5.16	5.05
CMBS	15.7	16.0	15.8	5.42	4.96
CMO	105.3	104.9	104.5	5.24	5.20
CommercialMtg	99.7	99.8	100.9	5.83	5.74
ResidMtg	—	—	—	—	—

TOTAL	$572.1	$576.6	$574.9	5.74%	5.13%

Provident - Fixed Life

Summary of Modeled Assets

as of December 31, 2007

(in millions)

Asset Class	Par Value	Book Value	Market Value	Coupon Rate (AnnEff)	Book Yield (AnnEff)
Public Bond	$565.0	$577.2	$597.1	7.38%	6.89%
Private Bond	413.7	414.7	417.0	6.31	6.24
Government	22.5	22.5	24.3	5.12	5.15
TaxExMuni	3.5	3.5	3.5	5.38	5.38
Preferred Stock	—	—	—	—	—
Passthrough	53.2	49.5	50.4	4.57	5.88
ABS	14.3	14.2	13.8	5.28	5.23
CMBS	50.6	51.0	52.5	6.27	5.76
CMO	387.1	380.2	377.0	5.37	5.61
CommercialMtg	405.1	405.2	403.2	6.34	6.34
ResidMtg	0.0	0.0	0.0	11.22	11.22

TOTAL	$1,915.0	$1,918.0	$1,938.6	6.37%	6.29%

Provident - Pensions

Summary of Modeled Assets

as of December 31, 2007

(in millions)

Asset Class	Par Value	Book Value	Market Value	Coupon Rate (AnnEff)	Book Yield (AnnEff)
Public Bond	$68.8	$71.2	$71.2	6.97%	4.73%
Private Bond	36.6	35.7	35.5	5.51	5.55
Government	—	—	—	—	—
TaxExMuni	—	—	—	—	—
Preferred Stock	—	—	—	—	—
Passthrough	0.0	0.0	0.0	10.58	10.64
ABS	28.4	28.6	27.6	5.02	4.78
CMBS	13.8	13.9	13.7	5.16	5.13
CMO	122.3	122.4	123.0	5.47	5.30
CommercialMtg	27.6	27.6	28.0	5.92	5.92
ResidMtg	—	—	—	—	—

TOTAL	$297.7	$299.5	$299.0	5.81%	5.19%

M I L L I M A N

Assets Allocated to Adjusted Statutory Book Value

The table below shows the assets allocated to Adjusted Statutory Book Value as of December 31, 2007. All amounts in millions of dollars.

Category	Book Value	Market Value
Surplus Portfolios	$3,060.9	$3,065.1
Assets in or near default	70.7	61.4
Bonds – Calculation Issues	20.5	21.4
Cash	6.2	6.2
Schedule BA	371.6	371.6
Short Term	418.3	418.3
Common Stock – Non-affiliates	51.8	51.8

	$4,000.0	$3,995.8

Reinvestment Assumptions

The strategy for the investment of net cash flow is summarized below. Spreads, shown in the following tables, are consistent with corporate bond equivalent (semi-annual) yield. Net yields, after deduction of investment expenses and expected defaults are shown on an annual effective basis.

Nationwide - SPIA/Fixed Income

Investment Strategy Summary

Market Conditions on April 15, 2008

Asset Class	Rating	Allocation	Maturity	Treasury	Gross Spread	Gross Yield (BEY)	Gross Yield (AEY)	Investment Expenses	Expected Defaults	Net Yield (AEY)
Public Bond	A2	8.0%	10	3.60%	2.11%	5.71%	5.79%	0.12%	0.09%	5.58%
Public Bond	A2	8.0	15	3.99	2.13	6.12	6.22	0.12	0.09	6.01
Public Bond	BBB	8.0	10	3.60	2.54	6.14	6.23	0.12	0.26	5.85
Public Bond	BBB	8.0	15	3.99	2.54	6.53	6.63	0.12	0.26	6.25
Private Bond	A2	15.0	15	3.99	2.38	6.37	6.47	0.12	0.09	6.26
Private Bond	BBB	20.0	10	3.60	2.84	6.44	6.54	0.12	0.26	6.16
CMO	AAA	3.0	10	3.60	2.15	5.75	5.83	0.12	0.01	5.70
Comm Mtg Loan	BBB	15.0	10	3.60	3.00	6.60	6.71	0.35	0.26	6.10
Comm Mtg Loan	BBB	15.0	20	4.38	3.00	7.38	7.52	0.35	0.26	6.91

Total		100.0%	13.1	3.84%	2.63%	6.47%	6.58%	0.19%	0.20%	6.19%

M I L L I M A N

Nationwide - SPDA/Fixed Annuity/Public Sector/Pensions/Individual VA

Investment Strategy Summary

Market Conditions on April 15, 2008

Asset Class	Rating	Allocation	Maturity	Treasury	Gross Spread	Gross Yield (BEY)	Gross Yield (AEY)	Investment Expenses	Expected Defaults	Net Yield (AEY)
Public Bond	A2	5.0%	4	2.37%	2.18%	4.54%	4.59%	0.12%	0.09%	4.38%
Public Bond	A2	5.0	7	3.08	2.23	5.31	5.38	0.12	0.09	5.17
Public Bond	BBB	5.0	4	2.37	2.39	4.75	4.81	0.12	0.26	4.43
Public Bond	BBB	5.0	7	3.08	2.49	5.57	5.65	0.12	0.26	5.27
Private Bond	A2	4.0	4	2.37	2.43	4.79	4.85	0.12	0.09	4.64
Private Bond	A2	4.0	7	3.08	2.48	5.56	5.63	0.12	0.09	5.42
Private Bond	BBB	4.0	4	2.37	2.69	5.05	5.12	0.12	0.26	4.74
Private Bond	BBB	4.0	7	3.08	2.79	5.87	5.96	0.12	0.26	5.58
ABS	AAA	10.0	5	2.68	1.45	4.13	4.17	0.12	0.01	4.04
CMO	AAA	10.0	7	3.08	2.15	5.23	5.30	0.12	0.01	5.17
CMO	AAA	10.0	10	3.60	2.15	5.75	5.83	0.12	0.01	5.70
Comm Mtg Loan	BBB	12.5	5	2.68	3.00	5.68	5.76	0.35	0.26	5.15
Comm Mtg Loan	BBB	12.5	7	3.08	3.00	6.08	6.17	0.35	0.26	5.56
CMBS	AAA	9.0	5	2.68	2.50	5.18	5.25	0.12	0.01	5.12

Total		100.0%	6.1	2.88%	2.43%	5.31%	5.38%	0.18%	0.13%	5.07%

Nationwide - MTN

Investment Strategy Summary

Market Conditions on April 15, 2008

Asset Class	Rating	Allocation	Maturity	Treasury	Gross Spread	Gross Yield (BEY)	Gross Yield (AEY)	Investment Expenses	Expected Defaults	Net Yield (AEY)
Public Bond	A2	5.0%	3	2.05%	2.10%	4.15%	4.19%	0.12%	0.09%	3.98%
Public Bond	A2	5.0	4	2.37	2.18	4.54	4.59	0.12	0.09	4.38
Public Bond	A2	8.0	5	2.68	2.26	4.94	5.00	0.12	0.09	4.79
Public Bond	A2	3.0	7	3.08	2.23	5.31	5.38	0.12	0.09	5.17
Public Bond	BBB	5.0	3	2.05	2.33	4.38	4.43	0.12	0.26	4.05
Public Bond	BBB	5.0	4	2.37	2.39	4.75	4.81	0.12	0.26	4.43
Public Bond	BBB	5.0	5	2.68	2.44	5.12	5.19	0.12	0.26	4.81
Public Bond	BBB	5.0	7	3.08	2.49	5.57	5.65	0.12	0.26	5.27
Private Bond	A2	2.0	4	2.37	2.43	4.79	4.85	0.12	0.09	4.64
Private Bond	A2	2.0	5	2.68	2.51	5.19	5.25	0.12	0.09	5.04
Private Bond	A2	2.0	7	3.08	2.48	5.56	5.63	0.12	0.09	5.42
Private Bond	BBB	5.0	3	2.05	2.63	4.68	4.74	0.12	0.26	4.36
Private Bond	BBB	5.0	4	2.37	2.69	5.05	5.12	0.12	0.26	4.74
Private Bond	BBB	5.0	5	2.68	2.74	5.42	5.50	0.12	0.26	5.12
Private ABS	A	5.0	7	3.08	1.45	4.53	4.58	0.12	0.09	4.37
Private ABS	BBB	5.0	7	3.08	1.45	4.53	4.58	0.12	0.26	4.20
Bank Loan	BB	5.0	3	2.05	2.60	4.65	4.70	0.12	1.14	3.44
Bank Loan	B	3.0	3	2.05	2.60	4.65	4.70	0.12	2.33	2.25
Comm Mtg Loan - FLT	BBB	5.0	3	2.05	2.83	4.88	4.94	0.35	0.26	4.33
Comm Mtg Loan - FLT	BBB	3.0	5	2.68	2.83	5.51	5.59	0.35	0.26	4.98
Comm Mtg Loan	BBB	4.0	3	2.05	3.00	5.05	5.11	0.35	0.26	4.50
Comm Mtg Loan	BBB	4.0	5	2.68	3.00	5.68	5.76	0.35	0.26	5.15
Comm Mtg Loan	BBB	4.0	7	3.08	3.00	6.08	6.17	0.35	0.26	5.56

Total		100.0%	4.7	2.52%	2.43%	4.96%	5.02%	0.17%	0.31%	4.54%

M I L L I M A N

Nationwide - BOLI/COLI/Fixed Life

Investment Strategy Summary

Market Conditions on April 15, 2008

Asset Class	Rating	Allocation	Maturity	Treasury	Gross Spread	Gross Yield (BEY)	Gross Yield (AEY)	Investment Expenses	Expected Defaults	Net Yield (AEY)
Public Bond	A2	10.0%	10	3.60%	2.11%	5.71%	5.79%	0.12%	0.09%	5.58%
Public Bond	A2	5.0	15	3.99	2.13	6.12	6.22	0.12	0.09	6.01
Public Bond	BBB	10.0	10	3.60	2.54	6.14	6.23	0.12	0.26	5.85
Public Bond	BBB	5.0	15	3.99	2.54	6.53	6.63	0.12	0.26	6.25
Private Bond	A2	5.0	10	3.60	2.36	5.96	6.05	0.12	0.09	5.84
Private Bond	A2	5.0	15	3.99	2.38	6.37	6.47	0.12	0.09	6.26
Private Bond	BBB	5.0	7	3.08	2.79	5.87	5.96	0.12	0.26	5.58
Private Bond	BBB	10.0	10	3.60	2.84	6.44	6.54	0.12	0.26	6.16
CMO	AAA	20.0	10	3.60	2.15	5.75	5.83	0.12	0.01	5.70
Passthrough	AAA	3.0	30	4.42	1.75	6.17	6.27	0.12	0.01	6.14
Comm Mtg Loan	BBB	10.0	10	3.60	3.00	6.60	6.71	0.35	0.26	6.10
Comm Mtg Loan	BBB	10.0	20	4.38	3.00	7.38	7.52	0.35	0.26	6.91
CMBS	AAA	2.0	10	3.60	2.50	6.10	6.19	0.12	0.01	6.06

Total		100.0%	12.2	3.74%	2.49%	6.23%	6.32%	0.17%	0.16%	6.00%

Assets are assumed to be purchased at zero discount, i.e., coupon rates are equal to statutory yields. The net investment earnings rate on surplus is assumed to be a mix of 25% in alternative assets (common stocks, private equity) with a target return of 10% and 75% in bonds at an expected return of 5.5%, for an overall return of 6.625%.

Disinvestment Assumptions

Assets are liquidated on a pro-rata basis, if necessary, to meet cash flow needs. Capital gains and losses were amortized into income through the Interest Maintenance Reserve (IMR).

Prepayment Provisions

Corporate Bonds: Initial call dates and premiums on existing bonds were extracted from Bloomberg Analytics. Call schedules for bonds not found on Bloomberg were provided by the company. The call premium is assumed to linearly grade to zero at maturity. Investment grade bonds are assumed to be called when the market price of the bond exceeds the call price of the bond by 3% or more. Non-investment grade bonds are assumed to be called when the market price of the bond exceeds the call price by 5% or more.

Bonds Modeled on CMS:

CMOs and Pass-throughs: BondEdge’s mortgage prepayment forecasts are stated in terms of percentage of PSA (the Public Security Association Standard Prepayment Model) and/or CPR (Conditional Prepayment Rate) in accordance with market convention.

Prepayment forecasts for mortgage pools are generated by a proprietary prepayment model developed at CMS, and take into account the collateral type (e.g., 30-year or 15-year maturity), the age and weighted average coupon on the collateral, and the current interest rate environment.

Prepayment forecasts for CMOs are based on CMS model prepayment forecasts for the underlying mortgage collateral. CMO cashflow forecasts are then calculated on the assumption that no credit losses occur.

M I L L I M A N

Asset-Backed Securities: BondEdge has a proprietary prepayment model for home equity loans and manufactured housing collateral. The model generates prepayment forecasts using one of a number of parameter sets, which determine the extent to which the collateral will exhibit interest rate-sensitive prepayments and prepayments due to relocations, defaults and curtailments. Each asset-backed security deal backed by these types of collateral is assigned to a particular parameter set, based upon the collateral details of the deal.

CMBS: BondEdge’s CMBS model assumes no prepayments can occur during a lockout period. If there is a make-whole penalty clause in the deal, cash flows will reflect the required prepayment penalty and/or yield maintenance on any principal prepayments, according to the prepayment speed (CPR%) specified by the user. BondEdge does not make default projections for CMBS deals (defaults are assumed to be zero).

Default Cost

Annual default costs are based on Moody’s Data, covering the period from 1983 through 2007.

Quality	Default Cost
Aaa	0.01%

Aa1	0.01%
Aa2	0.01
Aa3	0.01

A1	0.06%
A2	0.09
A3	0.14

Baa1	0.18%
Baa2	0.28
Baa3	0.42

Ba1	0.80%
Ba2	1.25
Ba3	1.74

B1	2.10%
B2	2.20
B3	3.05

Caa-C	5.03%

Investment Expenses

Investment expenses of 35 basis points are included for commercial mortgages and 12 basis points for everything else.

The cost to trade a bond due to the bid/ask spread is assumed to be 5 basis points.

M I L L I M A N

Treasury Yield Curve (Corporate Bond Equivalent)

The projections are based on the constant maturity Treasury yield curve as of April 15, 2008.

Constant Maturity Treasury Yield Curve

Maturity	12/31/2007	4/15/2008
90-day	3.36%	1.10%
1 year	3.34	1.56
2 year	3.05	1.84
3 year	3.07	2.05
5 year	3.45	2.68
7 year	3.70	3.08
10 year	4.04	3.60
20 year	4.50	4.38
30 year	4.45	4.42

NAIC Risk Based Capital

The factors employed to illustrate future risk based capital amounts were developed from the Companies’ RBC at December 31, 2007, as follows:

Risk Based Capital Factors (100% of NAIC Company Action Level)
Risk Component	Base	Factor
C-1	General Account Liabilities (Less Loans)	1.30%

C-2	Individual Life Net Amount at Risk (Direct)	0.06%

C-3	Liabilities (Less Loans)
	• Fixed Deferred Annuities	1.00%
	• Variable Annuities	0.00
	• SPIA/MTN	0.25
	• Life Insurance	0.25
	• Ret. Products (General Account)	0.65

C-4	Premium (General Account)	2.00%
	Premium (Separate Account)	0.00
	Separate Account Liabilities (VA New Business)	0.17
	Separate Account Liabilities (Other)	0.05
The cost of capital calculation is based on the cost of retaining capital to support the liabilities of the Companies, assuming earnings on capital at the after-tax annual effective rate of 4.31%.

The projected required capital amounts at 100% NAIC Company Action Level are equal to 85% of the sum of C-1, C-2 and C-3 to reflect the impact of covariance, plus 100% of C-4.

M I L L I M A N

APPENDIX B

Nationwide Financial

Individual Investment Models and Assumptions

Inforce Model Summary

The following table summarizes the modeled deferred annuity inforce of the companies as of December 31, 2007, based on model data provided by NFS.

NFS

Deferred Annuity Inforce

as of December 31, 2007

($ in millions)

Line of Business	Description	Policy Count	Variable Fund Value	Fixed Fund Value	Total Fund	Cash Surrender Value	Statutory Reserves
							Base	DB1	LB2
Variable Annuities	B share 6 yr SC	6,225	$237.8	$13.1	$250.9	$250.6	$251.5	$0.2	—
	B share 7 yr SC	532,061	30,307.0	2,437.1	32,744.1	31,987.7	32,292.6	18.2	52.8
	B share 8 yr SC	39,075	3,805.3	293.8	4,099.0	3,846.4	3,954.4	3.8	13.7
	B share 9 yr SC	452	51.1	3.9	55.0	52.9	53.6	0.0	—
	C share SC	27,892	2,851.0	40.9	2,891.9	2,888.8	2,889.8	0.9	1.4
	L share 1 yr SC	97	8.9	0.2	9.1	9.1	9.1	0.0	0.0
	L share 4 yr SC	43,535	4,274.7	415.9	4,690.7	4,412.5	4,563.5	4.9	29.9
	L share 5 yr SC	18,550	731.6	520.4	1,252.0	1,228.5	1,247.0	0.4	2.0

Total Variable Annuities		667,887	$42,267.3	$3,725.4	$45,992.7	$44,676.6	$45,261.5	$28.5	$99.8

Fixed Annuities	Cope	7,266	—	$122.3	$122.3	$122.3	$122.3	—	—
	Platinum III	16,918	—	621.4	621.4	598.1	601.2	—	—
	Platinum V	44,366	—	1,473.8	1,473.8	1,409.9	1,417.0	—	—
	Eagle Plus	23,599	—	1,059.8	1,059.8	1,047.5	1,061.4	—	—
	Quatro Select	15,008	—	494.8	494.8	486.8	491.6	—	—
	Equity Indexed	3,321	$118.4	30.6	149.0	140.2	144.4	—	—
	Other	5,139	—	334.0	334.0	303.2	318.0	—	—
	Provident	11,570	—	544.8	544.8	544.8	544.8	—	—

Total Fixed Annuities		127,187	$118.4	$4,681.5	$4,799.9	$4,652.7	$4,700.8	—	—

Grand Total – Deferred Annuities		795,074	$42,385.7	$8,409.9	$50,792.6	$49,329.3	$49,962.3	$28.5	$99.8

[1]	Includes GMDB and EEDB Reserves
[2]	Includes GMIB, GMWB and GMAB reserves

M I L L I M A N

Model Assumptions

Lapse Rates

Variable Annuities without L. Inc. or CPPLI Rider

Duration	B-Share 6 Year	B-Share 7 Year	B-Share 8 Year	L-Share 4 Year	L-Share 5 Year	C-Share
1	1.5%	1.5%	1.5%	1.5%	1.5%	10.0%
2	3.0	3.0	3.0	2.5	2.5	15.0
3	3.0	3.0	3.0	2.5	3.5	10.0
4	4.0	4.0	4.0	4.0	4.0	10.0
5	6.0	5.0	5.0	35.0	4.5	10.0
6	8.5	6.5	6.5	20.0	35.0	10.0
7	28.0	8.5	8.0	15.0	20.0	10.0
8	17.0	28.0	8.0	13.0	15.0	10.0
9	15.0	17.0	28.0	12.0	13.0	10.0
10	13.0	15.0	17.0	12.0	12.0	10.0
11	12.0	13.0	15.0	12.0	12.0	10.0
12	12.0	12.0	13.0	12.0	12.0	10.0
13+	12.0	12.0	12.0	12.0	12.0	10.0

Variable Annuities with L. Inc. Rider

Duration	B-Share 6 Year	B-Share 7 Year	B-Share 8 Year	L-Share 4 Year	L-Share 5 Year	C-Share
1	1.5%	1.5%	1.5%	1.5%	1.5%	10.0%
2	3.0	3.0	3.0	2.5	2.5	15.0
3	3.0	3.0	3.0	2.5	3.5	9.0
4	4.0	4.0	4.0	4.0	4.0	9.0
5	6.0	5.0	5.0	20.0	4.5	9.0
6	8.5	6.5	6.5	15.0	20.0	9.0
7	15.0	8.5	8.0	9.0	15.0	9.0
8	12.0	15.0	8.0	9.0	9.0	9.0
9	9.0	12.0	15.0	9.0	9.0	9.0
10	9.0	9.0	12.0	9.0	9.0	9.0
11	9.0	9.0	9.0	9.0	9.0	9.0
12	9.0	9.0	9.0	9.0	9.0	9.0
13+	9.0	9.0	9.0	9.0	9.0	9.0

Variable Annuities with CPPLI Rider

Duration	B-Share 6 Year	B-Share 7 Year	B-Share 8 Year	L-Share 4 Year	L-Share 5 Year	C-Share
1	1.5%	1.5%	1.5%	1.5%	1.5%	10.0%
2	3.0	3.0	3.0	2.5	2.5	15.0
3	3.0	3.0	3.0	2.5	3.5	10.0
4	4.0	4.0	4.0	4.0	4.0	10.0
5	6.0	5.0	5.0	35.0	4.5	10.0
6	8.5	6.5	6.5	15.0	35.0	10.0
7	28.0	8.5	8.0	9.0	15.0	10.0
8	12.0	28.0	8.0	9.0	9.0	10.0
9	9.0	12.0	28.0	9.0	9.0	10.0
10	9.0	9.0	12.0	9.0	9.0	10.0
11	9.0	9.0	9.0	9.0	9.0	10.0
12	9.0	9.0	9.0	9.0	9.0	10.0
13+	9.0	9.0	9.0	9.0	9.0	10.0

M I L L I M A N

Fixed Annuities

Duration	Cope	Platinum III	Platinum V		Eagle Plus	Quatro Select
1	3%	3%	3%		3%	3%
2	3	3	4		4	4
3	3	3	4		4	4
4	4	10	4		5	5
5	4	6	39	*	6.5	6
6	5	10	39	*	65	8
7	8	40	4		35	10
8	10	25	4		30	50
9	10	20	4		25	35
10	10	15	4		25	30
11	10	15	25		25	25
12	10	15	15		25	25
13+	10	12	12		25	25

*	Skewed to year 5, month 12 and year 6, month 1, which is the free-out window.

Interest Sensitive Lapse Adjustments

Interest sensitive lapse adjustments, expressed as a percentage, were added to the lapse rates in the prior tables based on the following formulas:

Z x (MR-CR-SC/4)[2]	if MR > CR + SC/4
0	CR < MR ≤ CR + SC/4
- Z x (MR-CR)[2]	MR < CR

where,

SC is the surrender charge as a percent of account value

CR is the credited rate of interest, as a percent

MR is the market rate of interest, as a percent

Z = 2 for fixed deferred annuities

The market rate is assumed to be the five year treasury plus 75 bps. In cases where the adjustment is negative, the lapse reduction is not allowed to be greater than 50% of the base lapse rate.

Partial Withdrawals

	Duration (% of Account Value)
	1	2	3	4	5	6	7	8	9	10	11+
VA-All	2.50	3.00	3.00	3.25	3.25	3.50	3.50	4.00	3.50	3.00	2.50
FA-Quatro Select	1.00	1.50	2.00	2.50	3.00	3.00	3.00	3.00	3.00	3.00	3.00
FA-Platinum V	1.00	1.50	2.00	2.50	3.00	3.00	3.00	3.00	3.00	3.00	3.00
FA-Platinum III	1.00	1.50	2.00	2.50	3.00	3.00	3.00	3.00	3.00	3.00	3.00
FA-Other	1.00	1.50	2.00	2.50	3.00	3.00	3.00	3.00	3.00	3.00	3.00
FA-Eagle Plus	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
FA-Cope	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00

M I L L I M A N

Policyholder Behavior

1.	Dynamic Lapse

We have made provision for dynamic lapse behavior for all contracts with living benefits. No dynamic lapse was assumed for GMDB.

The GMIB dynamic lapse is tied to both “in-the-moneyness” (ITM) and time remaining to the end of the guarantee. “In-the-moneyness” is defined as 1 – (Cash Value x Current Purchase Rate) / (Guaranteed Annuity Value x Guaranteed Purchase Rate). Sample rates are shown below.

Dynamic Lapse Adjustments – GMIB Lapse Multiples

ITM	Time Until the End of Waiting Period (Years)
	0	1	2	3	4	5	6	7
< 10%	100%	100%	100%	100%	100%	100%	100%	100%
20	71	82	87	89	89	89	89	89
30	63	75	81	83	84	84	84	84
40	54	68	75	77	78	78	78	78
50	45	62	69	72	72	72	72	73
60	36	55	63	66	67	67	67	67
70	28	48	57	60	61	61	61	61
80	19	41	51	54	55	56	56	56
90	10	34	45	49	50	50	50	50

Similarly, the GMAB dynamic lapse is a function of ITM and time to maturity. ITM is defined as 1 – Cash Value / GMAB Base. Samples lapse multiples are shown below for a 7 year GMAB.

Dynamic Lapse Adjustments - GMAB

ITM	Time to Maturity (7 Year Wait)
	0	1	2	3	4	5	6	7
< 10%	35%	68%	83%	88%	90%	90%	90%	100%
20	30	60	73	78	80	80	80	100
30	26	53	64	68	70	70	70	100
40	21	45	55	59	60	60	60	100
50	17	37	46	49	50	50	50	100
60	12	29	36	39	40	40	40	100
70	8	21	27	29	30	30	30	100
80	3	13	18	19	20	20	20	100
90	0	5	8	10	10	10	10	100

For GMWB, dynamic lapse = (1 – ITM) / 1.1 where ITM = Cash Value / Guarantee. Guarantee is computed as the present value of future payments. Sample lapse multiples are shown below.

ITM	Dynamic Lapse Adjustment
-20%	109%
-10%	100
0%	91
10%	82
20%	73
30%	64
40%	55
50%	45
60%	36
70%	27
80%	18
90%	9

M I L L I M A N

2.	GMWB Withdrawals

For lifetime GMWB contracts which have not started taking withdrawals it is assumed that withdrawals will begin at the earliest of 10 years from issue or age 65. If the owner is beyond age 65 at valuation date, the withdrawals are assumed to begin immediately.

100% of CPPLI contracts are assumed to utilize GMWB feature immediately after GMAB maturity.

3.	GMIB Utilization

GMIB annuitization rates are dynamically modeled with reference to GMIB “in-the-moneyness”.

ITM	Dynamic Lapse Adjustment
10%	3%
20%	5
30%	8
40%	11
50%	13
60%	16
70%	18
80%	21
90%	23
100%	25

Mortality

100% of the Annuity 2000 Basic

Credited Rates

Current and guaranteed rates were provided as part of the model inforce files at a modeled cell level.

For variable products, two options were historically available to contractholders wishing to allocate funds into fixed buckets.

1.	Guaranteed Term Options (“GTOs”)

These options carry 3, 5, 7 or 10 year maturity term with the credited rate guaranteed for the entire duration. The account value allocated to GTO is subject to a market value adjustment on surrender. The funds are held in NFS separate account.

2.	The Fixed Account

This account is an investment option that is funded by assets in NFS general account. The credited rates are reset annually and are guaranteed for 12 months after reset.

More recently, the flow into the above buckets has substantially diminished as contractholders opt to allocate funds into money market mutual fund options instead.

M I L L I M A N

The following exhibit illustrates current credited rates associated with fixed funds by issue year.

VA - Fixed Accounts

Issue Year	GTO AV (in millions)	Fixed Account AV (in millions)	GTO Credited Rate	Fixed Account Credited Rate
Before 1998	$1.5	$565.4	4.56%	3.17%
1998	2.3	163.9	5.10	3.00
1999	3.5	168.2	4.60	3.00
2000	19.6	204.1	5.44	3.00
2001	117.0	203.3	5.44	3.00
2002	39.1	324.7	4.28	3.00
2003	95.1	621.8	2.18	3.00
2004	320.3	35.3	1.91	3.05
2005	394.9	20.6	2.16	3.07
2006	156.2	16.6	2.99	3.06
2007	95.9	9.5	2.84	3.10

	$1,245.4	$2,333.0	2.69%	3.05%

In addition, there was approximately $46.8 million of DCA funds which are assumed to transfer to separate account during the first projection year. The average credited rate on these funds is 5.35%.

On maturity of GTO, funds are assumed to transfer into separate account. Renewal credited rates on the fixed account are set in accordance with a portfolio crediting strategy (i.e. NIER-spread), not less than the minimum guarantees. Target spreads are generally in the range of 175-200 basis points. The minimum guarantees is 3.5% for older contracts. Starting in late 1993, this floor was reduced to 3% in most states. The rate was further reduced. Currently, the floor is 1.5% for fixed annuities and 1% for variable annuity general account fund.

For fixed annuities, a market-based strategy was used to set renewal credited rates. The market rate was set to 5 year treasury plus 75 basis points.

The renewal credited rate:

= Current Credited Rate + 0.5 (Market Rate – Current Credited Rate)

Subject to the following restrictions:

a)	The credited rate does not change if the absolute difference between MR and CR is less than 100 bps.

b)	The credited rate will not decrease by more than 35 bps in the first policy year or by more than 100 bps in each following year.

Platinum V follows a slightly different strategy. The credited rate is guaranteed for the first five years including a 15 bps annual ratchet applied to the rate during that period. On reset at the end of year 5, the renewal rate is determined as the currently available asset reinvestment rate less 179 bps spread. Once the rate is set, it is guaranteed for five more years plus the 15 bps annual ratchet. Also, there is a 1% bonus interest credited in policy year 6.

Platinum III guarantees the credited rate plus 15 bps annual ratchet for the first 3 years, then for another 3 years after reset. The reset rate follows a general market strategy described above.

M I L L I M A N

A summary of current and guaranteed rates is shown below.

Fixed Annuities - Credited Rates

Product Type	Issue Year	AV (in millions)	Ave Current Credited Rate	Ave Guaranteed Rate
Platinum III	2003	$327.6	3.223%	1.544%
	2004	229.0	3.043	1.654
	2005	37.6	3.291	1.653
	2006	16.8	4.142	1.674
	2007	9.3	3.922	1.981

	Total	$620.3	3.196%	1.601%

Platinum V	2001	$521.7	3.893%	3.164%
	2002	468.4	4.674	3.205
	2003	301.9	3.734	3.163
	2004	72.4	3.573	2.361
	2005	17.3	3.410	1.832
	2006	35.2	4.141	1.928
	2007	56.1	4.047	1.851

	Total	$1,473.0	4.099%	3.042%

Cope	Total	122.3	3.500%	3.500%

Eagle Plus Inforce	Total	1,059.8	3.239	2.930

Quatro Select Inforce	Total	494.8	3.617	3.002

Equity Indexed	Total	149.0	4.186	1.500

Other	Total	334.0	3.282	2.627

Provident	Total	544.8	4.775	3.076

Total	Total	$4,798.0	3.750%	2.766%

Current GMIB Purchase Rates

20 year certain annuity.

Interest rate: Seven-year Treasury rate plus 75 basis points.

Commissions

New Business:

Category	Age	% of Premium*	Trails (% of AV)
C-Share	0-80 81+	2.00 1.00%	1% yr 2+ 1% yr 2+
B-Share	0-80 81+	6.80 3.40%	None None
L-Share	0-80 81+	4.70 2.35%	1% yr 4+ 1% yr 4+
Fixed Annuity		4.00%	None

* These rates are further reduced by 65 bps on contract which elect premium enhancement.

In addition, 5 bps of account value marketing allowance is reflected each year on VAs.

M I L L I M A N

For inforce, trail commissions are based on actual schedules applicable to each contract and, thus, vary for each model cell. In aggregate, rates are shown below.

Category	AV Inforce As of 12/31/07 (in millions)	Trails (bps of AV)
		1	2	3	4+
C-Share	$2,891.9	76.6	88.7	88.7	88.7
B Share 7 yr	32,723.9	8.2	8.2	8.2	8.2
B Share 8 yr	4,087.0	3.4	3.4	3.4	3.4
L Share 4 yr	4,699.7	4.5	4.5	4.5	100.0
L Share 5 yr	1,252.0	7.9	7.9	7.9	7.9

An additional marketing allowance is reflected each year – 1.18 bps for issues prior to 2003 and 8.2 bps thereafter.

Expenses

	Variable Annuity		Fixed Annuity		Immediate Annuity
	Inforce	New Business	Inforce	New Business	Inforce	New Business
Maintenance
• Per Policy	$70	$70	$45		$0	$0
• Percent of Premium	0.00%	0.00%	0.00%		0.15%	0.15%

Acquisition
• Per Policy	N/A	$120	N/A	$25		$200
• Percent of Premium	N/A	1.50%	N/A	1.59%		0.50%

2% annual expense inflation is assumed.

Separate Account Fund Growth

Assumed growth rates vary by fund based on twelve model indices. The breakdown of inforce by fund is shown below along with assumed returns.

Fund Allocation

Model Index	Inforce Allocation Amount (in millions)	Allocation Percent	Assumed Return
S&P 500	$13,340.7	31.8%	10.0%
NASDAQ	412.2	1.0	12.0
Russell 2000	3,745.0	8.9	11.0
EAFE	5,634.0	13.4	10.0
SBBIG	2,873.6	6.9	6.0
Balanced	1,147.3	2.7	8.0
Money Market	3,269.4	7.8	4.0

Asset Allocation Programs
• Aggressive	$780.9	1.9%	9.5%
• Moderately Aggressive	4,278.8	10.2	9.0
• Moderate	4,916.8	11.7	8.0
• Moderately Conservative	1,547.3	3.7	7.0

Total	$41,946.2	100%	8.85%

The returns for the first three months of the projection were adjusted to reflect approximated actual market returns for the period of December 31, 2007 through April 15, 2008. In aggregate, the return used was around (6)% over the three month period.

M I L L I M A N

Revenue Sharing

32.0 bps in aggregate

42.0 bps for new business

Reinsurance

Reinsurance Ceded

The Company has multiple treaties in place for GMDB and GMIB coverage. The GMIB contracts issued between May 1, 1999 and June 30, 2002 and are 100% ceded to AXA for GMIB coverage. The following illustrates reinsured versus non reinsured GMIBs.

GMIB Coverage	Policy Count	Account Value (in millions)
Ceded to AXA	6,889	$634.2
Not Reinsured	9,200	911.1

Total	16,089	$1,545.3

The GMIB reinsurance premiums are computed by applying premium rates to the maximum of aggregate GMIB of account value. The premium rates are 16.25 bps for the ratchet GMIB and 26.50 – 33.50 bps for the 5% Rollup, depending on the base product.

A summary of GMDB treaties is provided below.

GMDB Reinsurance

Treaty(ies)	Quota Share		Issues Covered	Policy Count	Account Value (in millions)
Swiss Re 5217	100%		1997-00	3,910	$107.9
Swiss Re 704, 713, 714 Cigna 103047	50	/50	1997-01	47,420	3,345.3
Cigna 5100130	100		1998-00	7,985	487.9
AXA 99029 and 2000-07	100		1999-02	45,093	2,939.9
NFN				7,574	338.2
RGA	50		2004-Present	510,557	34,464.9

Total Reinsured				622,539	$41,684.0

Most contracts issued since 2004 are 50% reinsured to RGA. Premium rates under this treaty are applied to ceded net amount at risk and are based on a multiple of 1994 GMDB table. The multiple is 65% for males and 86% for females.

Guaranteed Benefit Costs and Hedging

The Company has an extensive hedging program in place to hedge both guaranteed minimum death and living benefits. GMDBs are partially hedged. With the exception of GMIBs and a small portion of other benefits, all living benefit contracts fall under the scope of the hedging program. The Company utilizes both static and dynamic hedging techniques using common derivatives (futures, options, swaps) and also plans to add more customized solutions in the future for the living benefits portfolio.

The appraisal reflects the cost of hedging both for existing and future business. The costs were derived from market consistent, risk neutral, stochastic projections of guaranteed claims. Reinsurance premiums, claims and aggregate treaty limits were directly reflected in the calculations. For GMDBs, we have assumed 50% hedge, consistent with the Company’s guidance. The cost of the remaining unhedged benefits was stochastically priced using realistic return assumptions and long-term volatilities.

M I L L I M A N

For existing business, we have used December 31, 2007 capital market assumptions including index levels and swap rates. Volatility was based on implied volatilities for 5 years, graded to long-term historical realized volatilities thereafter. We have made an assumption that any changes in the option value of liabilities between December 31, 2007 and April 15, 2008 would be 100% offset by hedging gains for the same period. For future business, April 15, 2008 market parameters were used, with long term volatilities throughout.

Capital Market Assumptions:

a.	Swap Curve

Maturity	December 31, 2007	April 15, 2008
1	4.03%	2.60%
2	3.51	2.93
3	4.07	3.67
4	4.45	4.25
5	4.72	4.58
6	4.99	4.86
7	5.12	5.06
8	5.29	5.17
9	5.29	5.24
10	5.50	5.29
11	5.46	5.46
12	5.38	5.59
13	5.57	5.31
14	5.45	6.00
15	5.45	5.28
16	5.27	5.19
17	5.33	5.27
18	5.39	5.36
19	5.46	5.45
20	5.52	5.55

b.	Volatilities

Maturity		S&P 500	Russell 2000	NASDAQ	EAFE
Implied Vols	1	22.7%	27.6%	27.1%	20.8%
	2	23.5	28.6	28.3	21.6
	3	24.2	29.5	28.4	22.2
	4	25.8	31.4	29.1	23.7
	5	26.3	32.0	29.7	24.1
	6	24.8	30.1	30.0	22.7
	7	23.3	28.3	30.2	21.4
	8	21.8	26.5	30.4	20.0
	9	20.3	24.7	30.7	18.7

Long Term Vols		17.1%	20.8%	28.1%	15.7%

For the inforce block, the baseline values reflect the following:

1)	The in-the-money claims are projected based on the deterministic baseline assumption

2)	An additional hedge cost is reflected, for the present value difference between 1) and the total present value of claims determined under risk-neutral valuation. Excess amount are spread over account value. For GMDBs, total claims were set equal to 50% of risk-neutral values plus 50% of “real world” values.

M I L L I M A N

Numerically, the resulting costs are illustrated below.

Benefit	Total Claim Cost PV @ Risk-free Rate	Excess HC As % of AV
	(in millions)
GMDB – All	$280.9	0.09%
GMIB – All	16.0	0.22
CPPLI and L. Inc	264.1	0.57

Total	$561.0	N/A

For new business, assumed costs are shown below. As previously stated, these costs were derived from risk-neutral valuation using April 15, 2008 swap curve. Within each category, the costs reflect a mix of benefits underlying new business projections. For GMDB, costs reflect 50% hedging.

New Business - Hedge Costs

Benefit	Hedge Costs
GMDB	16 bps of Account Value
CPPLI	90% of rider charge
L. Inc	65% of rider charge

New Business

Production

Production Amounts

(single premium, in millions)

Product	2008	2009	2010	2011	2012	Growth Thereafter
Variable Annuity	$6,075.8	$7,496.6	$9,296.9	$10,691.4	$12,081.3	8%
Fixed Annuity	183.2	133.5	113.3	96.2	81.6	(15)
Immediate Annuity	270.0	302.8	341.0	384.0	432.5	10

Total	$6,529.0	$7,932.9	$9,751.2	$11,171.6	$12,595.4

New Business Distributions

The mix of new business is based on actual 2007 sales. More than 70% of policyholders opted to elect a living benefit rider.

Living Benefit Utilization

Rider Elected	Election Percentage	Average – Contract Size
		(thousands)
None	28.6%	$80.6
CPPLI	30.0	95.2
L. Inc. 5% Single	7.8	124.6
L. Inc. 5% Spousal	3.4	124.5
L. Inc. 7% Single	20.6	121.1
L. Inc. 7% Spousal	9.6	130.1

Total	100.0%	$99.7

M I L L I M A N

The mix by product is assumed as follows:

Product Mix

Product Name	Percentage
BOA Achiever	37.9%
BOA All Amer Gold	18.1
BOA Future II	16.5
BOA Elite Venue	8.1
W&R Adv. Select Pref.	5.1
BOA Future Venue	3.8
All Other	10.5

Total	100.0%

The surrender charge schedule elections are summarized below.

Surrender Charge Schedule

Surrender Charge Schedule	Percentage Electing

C Share: No SC	4.8%
B Share: 8 Yr SC	61.0
L. Share: 4 Yr SC	34.2

Total	100.0%

Separate Account Funds

The mix of funds and assumed growth rates are shown below.

Index	Living Benefit Type				Assumed Growth
	None	CPPLI	L.Inc.	Total
S&P 500	16.8%	1.3%	0.0%	5.0%	10.0%
NASDAQ	0.7	0.0	0.0	0.2	12.0
Russell 2000	5.4	0.2	0.0	1.5	11.0
SBBIG	5.6	0.2	0.0	1.6	6.0
EAFE	14.9	0.4	0.0	4.2	10.0
Money Market	17.8	0.7	0.0	5.1	4.0
Balanced	2.8	0.2	0.0	0.8	8.0
Asset Allocation Programs
• Aggressive	2.4	1.7	0.0	1.2	9.5
• Moderately Aggressive	14.3	18.2	54.0	32.5	9.0
• Moderate	15.5	48.7	34.6	33.6	8.0
• Moderately Conservative	3.6	28.5	11.4	14.4	7.0

Total	100.0%	100.0%	100.0%	100.0%	8.2%

M I L L I M A N

Key Product Features

Key Product Features

Top Current Products

Feature	BOA Achiever	BOA All Amer. Gold	Product BOA Future II	BOA Elite Venue	W&R Adv. Select Pret.
M&E	1.55%	1.15%	1.15%	1.75%	1.25%
Maintenance Charge	None	$30, waived if CV > 50,000	$30, waived if CV > 50,000	None	$50, waived if CV > 50,000

Surrender Charge	B Schd: 8-7-6-5-4-3-2-1-0	B Schd: 7-7-6-5-4-3-2-0	B Schd: 7-7-6-5-4-3-2-0	L Schd: 7-7-6-5-0	B Schd: 8-8-7-7-6-5-4-2-0
	L Schd: 7-6-5-4-0 (20 bps)	L Schd: 7-6-5-4-0 (50 bps)	L Schd: 7-6-5-4-0 (30 bps)
	C Schd: None (25 bps)	C Schd: None (55 bps)	C Schd: None (35 bps)

Extra Value	3% Benefit (10 bps 1-8)	N/A	3% Benefit (30 bps 1-7)	NA	3% Benefit (50 bps 1-8)
	4% Benefit (25 bps 1-8)		4% Benefit (40 bps 1-7)		4% Benefit (60 bps 1-8)
5% Benefit (45 bps 1-8)

Base Death Benefit	1-Year Ratchet	5-Year Ratchet	5-Year Ratchet	1-Year Ratchet	ROP

Optional Death Benefits	Monthaversary Ratchet (20 bps)	Monthaversary Ratchet (35 bps)	1-Year Ratchet (20 bps)	Monthaversary Ratchet (20 bps)	5-Year Ratchet (5 bps)
	Max (Ratchet, 5% Rollup) (45 bps)	1-Year Ratchet (20 bps)		Max (Ratchet, 5% Rollup) (35 bps)	1-Year Ratchet (15 bps)
Monthaversary Ratchet (30 bps)
Max (Ratchet, 5% Rollup) (40 bps)

Living Benefits	CPPLI: 60 bps	CPPLI: 60 bps	CPPLI: 60 bps	CPPLI: 60 bps	CPPLI: 60 bps
	L Inc 7%: 70 bps	L Inc 7%: 70 bps	L Inc 7%: 70 bps	L Inc 7%: 70 bps
	L Inc 7% Spousal: 85 bps	L Inc 7% Spousal: 85 bps	L Inc 7% Spousal: 85 bps	L Inc 7% Spousal: 85 bps

M I L L I M A N

Product Specifications

Surrender Charges

Surrender Charge - Fixed Annuities

Policy Duration	Eagle Plus	Quatro Select	Platinum III	Platinum V
1	8%	7%	6%	6%
2	8	7	6	6
3	6	7	6	6
4	4	6	5	6
5	2	5	3	6
6	0	4	1	5
7	0	3	0	4
8	0	0	0	3
9	0	0	0	2
10	0	0	0	1
11	0	0	0	0

For Platinum 3 and Platinum 5 products, policyholders may withdraw money without a surrender charge during the 60 days following the end of the guarantee period (3 or 5 year).

Other Contract Fees and Charges

All M&E, administrative and optional rider fees were provided as part of the model inforce file at a cell level and reflected throughout the projection.

Bonuses and Credits

Some products offer a 3%, 4% or 5% contract value enhancement as percent of initial premiums paid into the contract. This benefit carries an additional charge and the bonus is subject to recapture during certain time period.

Death Benefits

NFS Variable Annuity GMDB Summary

as of December 31, 2007

($ in millions)

GMDB Type	Policy Count	Account Value	NAR Direct	NAR Ceded	AG34 Direct	AG34 Ceded
Ratchet_Annual	162,763	$15,421.6	$208.2	$142.3	$20.5	$5.6
Ratchet_Monthly	5,169	620.1	17.4	4.4	1.4	0.2
Ratchet_Five Year	65,609	5,928.3	12.2	3.5	1.9	0.1
Rop	212,989	8,225.3	23.4	13.9	0.8	0.4
Ratchet & Rollup	24,646	2,547.1	48.0	23.1	5.1	1.4
Reset	181,190	11,926.3	106.8	81.8	6.0	0.2
Rollup	7,979	493.1	61.4	57.1	5.0	4.2
AV	7,542	830.9	—	—	—	—

Total	667,887	$45,992.7	$477.5	$326.1	$40.6	$12.1

M I L L I M A N

Living Benefit Guarantees

The following table provides a summary of living benefits inforce.

NFS Variable Annuity Living Benefit Summary

as of December 31, 2007

($ in millions)

Living Benefit	Policy Count	Account Value	Benefit Base	Benefit Base Ceded	AG39 Reserve- Direct	AG39 Reserve- Ceded
GMIB - Rollup - 7 Yr Wait	11,659	$1,120.1	$938.2	$389.8	$21.4	$9.2
GMIB - Ratchet - 7 Yr Wait	3,912	368.6	359.9	216.0	4.9	3.2
GMIB - Ratchet - 15 Yr Wait	518	56.6	55.7	—	0.1	—

Subtotal GMIB	16,089	$1,545.0	$1,354.0	$605.8	$26.0	$12.5

CPP - Standard - 5 Yr Wait	2,723	$213.9	$185.6	—	$3.5	—
CPP - Standard - 7 Yr Wait	3,884	372.5	302.9	—	6.1	—
CPP - Standard - 10 Yr Wait	1,779	179.9	139.6	—	2.8	—
CPP - Enhanced - 5 Yr Wait	4,066	383.3	328.5	—	6.0	—
CPP - Enhanced - 7 Yr Wait	4,173	379.5	311.0	—	5.9	—
CPP - Enhanced - 10 Yr Wait	2,449	257.8	202.3	—	3.9	—

Subtotal CPP	19,074	$1,787.0	$1,470.0	—	$28.0	—

CPPLI - Standard - 5 Yr Wait	2,748	$245.1	$226.3	—	$2.2	—
CPPLI - Standard - 7 Yr Wait	2,756	274.9	247.6	—	2.5	—
CPPLI - Standard - 10 Yr Wait	1,601	179.7	154.7	—	1.6	—
CPPLI - Enhanced - 5 Yr Wait	21,571	2,134.6	2,014.2	—	16.2	—
CPPLI - Enhanced - 7 Yr Wait	16,591	1,610.8	1,510.0	—	11.7	—
CPPLI - Enhanced - 10 Yr Wait	3,102	309.0	279.2	—	2.8	—
CPPLI - Enhanced (Str) - In Payout Phase	78	12.0	11.6	—	0.1	—

Subtotal CPPLI	48,447	$4,766.0	$4,444.0	—	$37	—

Linc - NonSpousal	8,956	$1,053.1	1,054.6	—	$5.4	—
Linc - NonSpousal - In Payout Phase	3,964	532.0	543.1	—	3.2	—
Linc - Spousal	4,030	533.3	534.6	—	3.6	—
Linc - Spousal - In Payout Phase	1,483	226.9	232.3	—	1.8	—

Subtotal Linc	18,433	$2,345.0	$2,365	—	$14.0	—

Linc2 - NonSpousal	2,626	$315.9	$319.4	—	$0.4	—
Linc2 - NonSpousal - In Payout Phase	330	41.1	42.4	—	0.1	—
Linc2 - Spousal	1,135	148.5	150.3	—	0.2	—
Linc2 - Spousal - In Payout Phase	121	14.9	15.4	—	0.0	—

Subtotal Linc2	4,212	$520.0	$527.0	—	$1.0	—

No Living Benefit	561,632	$35,029.0	$0.0	—	$0.0	—

Total	667,887	$45,992.7	$10,159.4	$605.8	$106.4	$12.5

Historically, the Company offered Guaranteed Minimum Income Benefits (“GMIB”) with some products. The GMIB was launched in 1999 and terminated to new sales in 2003. Two options were available:

1)	5% Rollup to age 85 capped at 200% of premiums
Fee:	45 bps

2)	Annual Ratchet Until age 86.
Fee:	30 bps

The guaranteed annuitization factor is based on 3% interest rate.

Currently, both Guaranteed Minimum Accumulation Benefits (“GMAB”) and Guaranteed Minimum Withdrawal Benefits (“GMIB”) are offered. A description of options available is provided below.

1.	Capital Preservation Plus (“CPP”)

CPP is a GMAB with elective 3, 5, 7 or 10 year waiting period. The benefit guarantees return of premium at the end of the waiting period. As part of the contract, the owner must allocate certain percentage of funds into guaranteed term option (“GTO”). The enhanced version of the benefit has more relaxed fund allocation restriction without additional cost.

Fee: 50 bps of separate account value plus

50 bps of reduction to GTO credited rate

M I L L I M A N

2.	Capital Preservation Plus Lifetime Income (“CPPLI”)

The benefit is an extension of CPP in that it also provides a lifetime GMWB subsequent to the end of the GMAB period. The GMWB base is set at the end of the GMAB period and the lifetime withdrawal percent is determined based on the age of annuitant at the time of first withdrawal as follows.

Age	Withdrawal %
35 – 59 1/2	4%
59 1/2 – 66	5
67 – 71	6
72+	7

In addition, a policyholder may choose to step up the withdrawal base to account value on each 5-year anniversary. CPPLI also provides an immediate withdrawal option, which could be exercised prior to the end of GMAB period. With this option, up to 6% of the balance could be withdrawn annually until the balance is exhausted.

Fee:	60 bps of separate account value plus

60 bps reduction to GTO credited rate.

3.	Lifetime Income 7%

This a lifetime GMWB rider, with the benefit base equal to the maximum of annual ratchet or 7% simple interest rollup. The rollup is applied only during the first 10 years after the benefit is elected and provided no withdrawals are made from the contract up to that point. Once the contract holder begins taking withdrawals, the benefit base is locked in.

The lifetime withdrawal percentage is based on the age of contract owner at the time of first withdrawal as follows.

Age	Withdrawal %
45 – 59 1/2	4%
59 1/2 – 66	5
67 – 71	5.5
72 – 80	6
81+	7

In addition, a spousal continuation benefit could be added which provides lifetime income for the duration of both lives.

Fee:	70 bps of Benefit Base (Single Life)

85 bps of Benefit Base (With Spousal Continuation)

M I L L I M A N

4.	Lifetime Income 5%

This benefit operates similarly to Lifetime Income 7%, but only has a 5% rollup in the benefit base calculation.

Fee:	60 bps of Benefit Base (Single Life)

75 bps of Benefit Base (With Spousal Continuation)

Payout Annuity

Description of Business

The basic contract types under the payout annuity business are funds held for immediate annuities, deferred annuities with defined future guaranteed payments, annuitization elected from other annuity contracts and group purchased deferred annuities. A fair amount of the immediate and guaranteed payments deferred annuities are structured settlements. Most of these are due to the merger of Employers Life of Wausau into the company which occurred in 1999. The Payout Annuities include certain and/or life contingent payments, with or without an increase at a fixed rate, or lump sums.

The life contingent Structured Settlement business includes both standard and substandard business.

There are also a small number of single premium variable immediate annuity contract.

There 56,229 policies in force as of December 31, 2007.

Nationwide Fixed Payout Annuities

Model Reserve Validation as of December 31, 2007

( in millions)

Statutory Reserves Modeled

Group Payout	$570.0
Individual Payout	919.0
Structured Settlements	290.0
Variable SPIA	102.7

Total	$1,881.7

Methodology and Approach

Both existing and new business values are projected on the seriatim basis in MG-ALFA. Expected benefit flows were calculated based on the benefit type and current pricing assumptions. The statutory and tax reserves were projected according to NFS practices.

Summary of Assumptions

1.	Mortality

The baseline experience mortality bases, which were used in the modeling, are shown in the following table.

MILLIMAN

Product	Experience Mortality
Individual Annuity (include Public Sector and variable annuity)	2000 IAM Basic Table with generational mortality improvement using projection scale and base year of 2000.
Group Retired	GR94* with projection scale AA and base year 1994.
Group Deferred	GD94* with projection scale AA and base year 1994.
Structured Settlements	2000 IAM Basic Table without mortality improvement.

*	GR94 and GD94 tables are internally constructed mortality tables by NFS, by blending the internal experience and the published 1994 GAM mortality table. Additionally, a large group annuity contract covering terminal funded pension benefits uses modified GR94 and GD94 tables for males.(The experience for males in the contract indicated longer survivorship relative to the GR94 or GD94 tables.)

2.	Expenses

The projection of statutory income reflects annual maintenance expenses equal to 15 bps of statutory reserves and trail commission of 4 bps.

The projection of statutory income for new business reflects the premium loading for the following acquisition and commission expenses:

Expense Type	Payout
Commissions	2.8% of premium
Acquisition Per Policy	$200 per policy
Acquisition % of Premium	0.50% of premium

3.	Reserves

Projected reserves are based on NFS’s current statutory reserving practices. The reserve in the model reflects a range of valuation rates and tables. The average valuation rates for the existing business are 6.8% for statutory reserve and 7.2% for tax reserve.

For new business, future statutory and tax reserves are calculated as expected benefit payments based on valuation mortality assumptions discounted at an estimated future statutory (or tax) valuation rate reflecting the guaranteed duration for lump sum payments. The estimated average statutory and tax reserve valuation rates are assumed to be 5.9% and 6.1% respectively.

4.	New Business Pricing Interest Rate

For purposes of calculating the benefit payments on new sales, the pricing interest rate was set equal to the new money rate of 5.76% less a spread. The spread equals 140 basis points for payout annuities. These spreads produce the target IRR of roughly 12% for these contracts.

Variable payout annuities are not included in the new business projections due to the immateriality.

MILLIMAN

Medium Term Notes

Inforce Business as of December 31, 2007

The following table summarizes the model based on the data provided as of December 31, 2007.

GIC Inforce

As of December 31, 2007

(in millions)

	Issue Year	Maturity Year	Average Credit Rate	Account Value
Fixed Rate MTNs	2001	2011	5.31%	$258.3
	2005	2008	5.19%	$125.5
		2010	4.91	204.1
		2011	5.06	172.9
	2006	2009	5.13%	$307.7
		2011	5.46	193.9
	2007	2012	4.95%	$50.4

	Subtotal		5.17%	$1,312.8

Floating Rate MTNs	2001	2008	5.78%	$227.0
	2005	2008	5.00%	$276.1
		2009	5.15	130.6
	2006	2008	4.87%	$502.0
		2009	4.91	358.5
		2010	5.11	200.9
		2011	5.16	226.0
	2007	2009	5.23%	$906.2
		2012	5.49	402.5
	Subtotal		5.17%	$3,229.8

Total			5.17%	$4,542.6

New Business

New business was included in the analysis assuming $1 billion of production in 2008 growing by 10% per year thereafter. New GICs were assumed to mature in five years and a mix of 50% floating rate and 50% fixed rate.

Mortality and Lapse Rates

Termination rates were assumed to be zero. Each policy is assumed to terminate on its maturity date. All interest earned is assumed to be withdrawn at the end of each policy year.

Spreads

For inforce MTNs, spreads were calculated based on the credited rate as of December 31, 2007. The spread was set equal to the difference between the current credit rate and the 3 month LIBOR rate on the last day of the most recent reset month. This spread was assumed to continue in the future. The 3 month LIBOR rate was assumed to equal the 3 month Treasury rate plus 161.6 basis points. This differential was determined on December 31, 2007 and was utilized to determine the swap cash flows.

For new business, spreads were assumed to be 91.9 basis points above 3 month LIBOR for floating rate MTNs and 156.9 basis points above 3 month LIBOR for fixed rate MTNs. No swaps were assumed for new business. The spreads utilized for new business are set to achieve a 12% IRR after tax and after cost of capital.

MILLIMAN

Expenses

Expenses are assumed to be 5 basis points with an additional 10 basis points at issue.

Swaps

Interest rate swaps have been purchased to back each MTN. The table below provides a summary of the current inforce as of December 31, 2007. We have not included currency swaps.

Nationwide Life Insurance Company

MTN Portfolio Swaps Inforce

As of December 31, 2007

	Maturity Year	Notional Amount (millions)	Average Pay Rate	Notional Amount (millions)	Average Receive Rate	Book Value (000s)
Asset Swaps	2008	$146.6	4.695%			$(123)
	2009	213.8	4.992			(3,460)
	2010	248.8	4.929			(6,083)
	2011	416.5	5.105			(14,587)
	2012	242.8	5.041			(8,973)
	2013	118.6	5.098			(5,028)
	2014	49.3	5.103			(2,005)
	2015	5.0	5.303			(268)
	2016	17.7	5.143			(771)

	Subtotal	$1,459.2	5.007%			$(41,298)

Liability Hedges	2008	$295.0	5.114%			$(2,103)
	2009	300.0	5.081	$200.0	—	(6,731)
	2010	200.0	4.653			(3,596)
	2011	253.8	4.786	57.0	4.963	(4,665)
	2012	50.0	4.954	200.0	5.479	4,583

	Subtotal	$1,098.8	4.938%	$457.0	5.365	$(12,512)

Total		$2,558.0	4.978%	$457.0	5.365	$(53,810)

Each interest rate swap was projected based on the level interest environment as of April 15, 2008. Current market conditions are assumed to continue.

MILLIMAN

APPENDIX C

Nationwide Fianncial

Corporate Insurance Market Models and Assumptions

Inforce Model Summary

The following tables summarize the modeled inforce of the Corporate Insurance Market block as of December 31, 2007, based on data provided by NFS.

The model further reflects decennial issue ages, sex, underwriting class, band and premium mode.

Nationwide Financial Services

Summary of Corporate Life Market

As of December 31, 2007

($ in millions)

Block	Company	Plan	Descriptions	Policy Count	Insurance Amount**	Specified Amount	Rider Amount**	Account Value			Cash Value*	Gross Stat Reserve ***	Gross Tax Reserve
								General Account	Separate Account	Total
BOLI	NLAIC	K023	NLAIC BOLI	215	$92	$78	$0	$39	—	$39	$39	$39	$39

	NLAIC Total			215	$92	$78	$0	$39	—	$39	$39	$39	$39

	NLIC	K901	Separate Account BOLI	476	$480	$475	$0	—	$181	$181	$182	$181	$182
		LBOL	Large BOLI	4,996	2,305	1,971	0	$922	—	922	922	922	922
		K021	Indexed BOLI	154	73	70	0	26	—	26	26	26	26
		K501	Captive BOLI	758	1,182	912	0	478	—	478	478	478	478
		K014	Huntington BOLI	378	633	549	0	211	—	211	211	211	211
		SBOL	Small BOLI	260	151	143	0	67	—	67	67	67	67
		SOUT	Southtrust ER BOLI	262	1,138	1,113	0	—	410	410	410	410	410
		WACH	Wachovia ER BOLI	6,407	12,173	12,173	0	—	1,676	1,676	1,676	1,676	1,676

	NLIC Total			13,691	$18,135	$17,406	$0	$1,704	$2,267	$3,971	$3,972	$3,971	$3,972

BOLI Total				13,906	$18,226	$17,484	$0	$1,744	$2,267	$4,010	$4,012	$4,010	$4,012

COLI	NLAIC	BASE	Cases Prior to Future II	1,154		$1,232		$4	$313	$317	$317	$317	$318
		F200	Future II	20		28		—	1	1	1	1	2

	NLAIC Total			1,174		$1,260		$4	$315	$319	$319	$319	$320

	NLIC	2CLI	Double Click	44		$25		—	$2	$2	$2	$2	$2
		ACCR	Accredo Health	28		18		—	4	4	4	4	4
		ASBU	Asbury Auto Gp	60		67		—	10	10	10	10	10
		AZME	Astrazeneca/Wellpoint	702		731		—	323	323	323	323	324
		AZNM	Astrazeneca/Wellpoint	492		645		—	49	49	49	49	49
		BASE	Cases Prior to Future II	10,978		9,540		$31	2,927	2,958	2,958	2,958	2,983
		BCBD	Blue Cross Blue Shield	102		142		—	48	48	48	48	48
		BCBL	Blue Cross Blue Shield	180		71		—	34	34	34	34	34
		BCBS	Blue Cross Blue Shield	176		209		—	56	56	56	56	56
		CITY	City National	112		97		—	37	37	37	37	38
		F200	Future II	4,456		3,912		2	568	570	570	570	596
		F250	Future II	411		839		—	114	114	114	114	117
		GIVA	Givaudan Flavors	34		39		—	22	22	22	22	22
		HOUS	Houston Exploration Co.	29		86		—	10	10	10	10	10
		LNR1	LNR Property Corp	25		50		—	12	12	12	12	13
		MERI	Merit Medical Systems	29		27		—	3	3	3	3	3
		SIER	Sierra Health	67		96		—	29	29	29	29	30
		SOWN	Southern Wine & Spirits	127		71		—	14	14	14	14	15
		SWAT	Swatch Group	31		9		—	2	2	2	2	2
		TELL	Tellabs Inc	68		59		—	18	18	18	18	19
		UNIO	Union Electric Co.	25		25		—	12	12	12	12	12
		BBME	Best Buy	37		6		—	3	3	3	3	3
		BBNM	Best Buy Non-Mec	241		512		—	75	75	75	75	75
		1STA	TBG - 1st American	151		452		—	102	102	102	102	106
		F200	TBG - CB Richard Ellis	472		828		—	210	210	210	210	213
		JACD	TBG -Jack in the Box Def	109		47		—	18	18	18	18	19
		JACS	TBG - Jack in the Box	109		52		—	21	21	21	21	22
		JAKE	TBG - Jacobs Engineering	173		405		—	62	62	62	62	64
		RAYJ	TBG - Raymond James	1,340		950		—	86	86	86	86	88

	NLIC Total			20,808	$21,992	$20,011	$6,393	$33	$4,870	$4,903	$4,903	$4,903	$4,977

COLI Total				21,982	$21,992	$21,271	$6,393	$37	$5,185	$5,222	$5,522	$5,222	$5,297

Grand Total				35,888	$40,218	$38,755	$6,393	$1,781	$7,452	$9,232	$9,234	$9,232	$9,308

*	For COLI, $74 million of cash value due to the surrender value enhancement is also reflected in the model
**	For COLI, inforce amount and the rider amount are not available on plan level
***	Additional statutory reserve related to surrender value enhancement is reflected in the model for both COLI and BOL.

MILLIMAN

Summary of Model Points

Block	Plan	Model Age	Sex	Smoking Class	DB Option	Tier*	Underwriting*
BOLI	K014	25-45	F/M	N	A		G
	K021	25-55	F/M	N	A		G
	K023	25-65	F/M	N	A		G
	K501	25-65	F/M	N/S	A		G
	K901	25-65	F/M	N/S	A		G
	LBOL	25-65	F/M	N/S	A		G
	SBOL	35-65	F/M	N/S	A		G,R,S
	SOUT	35-65	F/M	N	A		G
	WACH	25-65	F/M	N	A		G

COLI	1STA	33-67	U	N/S	A	—	G
	2CLI	27-53	U	N/S	A	—	G
	ACCR	27-56	U	N/S	A	—	G
	ASBU	33-61	U	N/S	A	—	G
	AZME	27-61	U	N/S	A	—	G
	AZNM	27-61	U	N/S	A	—	G
	BASE	27-67	U	N/S	A, B	1,2,3,A,B,C,D,M,_	G,R,S
	BBME	38-61	U	N/S	A	—	G
	BBNM	27-61	U	N/S	A	—	G
	BCBD	33-61	U	N/S	A	—	G
	BCBL	27-61	U	N/S	A	—	G
	BCBS	27-61	U	N/S	A	—	G
	CITY	33-67	U	N/S	A	—	G
	F200	27-67	U	N/S	A, B	2,3,B,C,_	G
	F250	27-67	U	N/S	A	—	G
	GIVA	38-61	U	N/S	A	—	G
	HOUS	33-52	U	N/S	A	—	G
	JACD	66-94	U	N/S	A	—	G
	JACS	66-61	U	N/S	A	—	G
	JAKE	38-67	U	N/S	A	—	G
	LNR1	33-56	U	N/S	A	—	G
	MERI	27-56	U	N/S	A	—	G
	RAYJ	27-67	U	N/S	A	—	G
	SIER	33-61	U	N/S	A	—	G
	SOWN	38-61	U	N/S	A	—	G
	SWAT	33-61	U	N/S	A	—	G
	TELL	33-61	U	N/S	A	—	G
	UNIO	43-61	U	N/S	A	—	G
	VUL3	27-66	F/M	N/S	A, B	M,R	G,R

* Tier (for all except VUL3)	Tier (VUL3)
1 Fixed account, low tier rider	M
2 Fixed account, jumbo tier rider	R
3 Fixed account, upper tier rider
A Fixed account, low tier
B Fixed account, jumbo tier
C Fixed account, upper tier
D Private Placement, low tier
M Both Fixed account & Private Placement

Underwriting
G Guaranteed Issue
R Regular Issue
S Simplified Issue

MILLIMAN

New Business Distribution

The new business on variable COLI consists of registered products and private placements, which are modeled under model plan VUL3. Characteristics of the new business model are summarized as follows.

Issue Age	VUL3
30 & below	1.9%
31 – 40	16.1%
41 – 50	41.6%
51 – 60	35.2%
61+	5.2%

Total	100.0%

Underwriting Criteria	VUL3
Guaranteed Issue	99.9%
Regular Issue	0.1%

Total	100.0%

Sex	VUL3
Female	22.5%
Male	77.5%

Total	100.0%

Funding Pattern	VUL3
MEC 7-pay Premiums	100.0%

Total	100.0%

Smoking Class	VUL3
Non-smoker	90.2%
Smoker	9.8%

Total	100.0%

Average Size	VUL3
Average Size	1,131,447
Term Rider	37%

Death Benefit Option	VUL3
Option I	64.5%
Option II	35.5%

Total	100.0%

MILLIMAN

Lapse Rates

Lapse rates are based on termination experience from 2002 to 2007, a review of current pricing and current EV assumptions.

Base Lapse Rates - BOLI

Policy Year	K901	K014 K021 LBOL	K501	SBOL	WACH SOUT
1	0.04	0.05	0	0.005	0.02
2	0.04	0.05	0	0.005	0.02
3	0.04	0.05	0	0.005	0.02
4	0.04	0.05	0	0.005	0.02
5	0.04	0.05	0	0.005	0.02
6	0.02	0.05	0	0.005	0.02
7	0.02	0.05	0	0.005	0.02
8	0.02	0.05	0	0.010	0.02
9	0.02	0.05	0	0.015	0.02
10	0.02	0.05	0	0.020	0.02
11+	0.02	0.05	0	0.025	0.02

Base Lapse Rates - COLI

Policy Year	AZNM AZME	BBNM BBME BASE	CITY	HOUS	TBG COLI	Other COLI
1	0.04	0.01	0.02	0.02	0.02	0.02
2	0.04	0.01	0.02	0.02	0.02	0.02
3	0.04	0.02	0.04	0.04	0.04	0.04
4	0.04	0.03	0.04	0.04	0.05	0.05
5	0.04	0.04	0.04	0.04	0.05	0.05
6	0.04	0.05	0.04	0.04	0.05	0.05
7	0.04	0.05	0.04	0.04	0.04	0.05
8	0.04	0.05	0.04	0.05	0.03	0.05
9	0.04	0.05	0.04	0.06	0.02	0.05
10	0.04	0.05	0.04	0.06	0.10	0.05
11	0.05	0.05	0.05	0.05	0.05	0.05
12	0.05	0.05	0.05	0.05	0.05	0.05
13	0.05	0.05	0.05	0.05	0.05	0.05
14 +	0.05	0.05	0.05	0.05	0.05	0.05

Dynamic lapse behavior is modeled for Small BOLI (SBOL) and Large BOLI (LBOL) eligible policies for 1035 exchange using a stochastic trigger. The employee persistency factor is used to determine the number of policies eligible for 1035 exchange each year. The stochastic trigger is determined by a normal distribution with a mean & standard deviation.

Employee persistency factor = 0.94 ^ policy year

Trigger Mean     = 120 bp

Trigger SD          = 40 bp

Years 1- 15: If the difference between the competitor rate and the credited rate is greater than the amount indicated by the trigger, crawlout provision is modeled. The crawlout provision states that in the event of 1035 exchange during the first 15 years, the policy owner may surrender 10% of policies every 6 months. The full surrender is not permitted.

MILLIMAN

Years 16+: The probability of full surrender of the active employees is determined by comparing the credited rate, the competitor rate, the average CV rate of increase, and the modeled stochastic trigger.

Competitor Rate = 5 year treasury rate + 100 bp

Partial Withdrawal

Majority of the COLI plans have partial withdrawal utilization post age 65 to reflect the post retirement employee benefit programs. The partial withdrawal amount reduces the death benefit dollar for dollar. The assumed partial withdrawal schedule for issue age 47 and non-smoker policy is summarized in the table below.

Attained Age	PW%
66	5.0%
68	4.9
69	4.8
70	4.7
71	4.6
72	4.5
73	4.3
74+	0.0

Mortality

The mortality assumptions are based on NFS’s pricing assumptions and recent experience study.

The mortality assumption for COLI block is based on a unisex, smoker/non-smoker, 2001VBT 25 year Select and Ultimate table. It is a blended unisex table based on 83/17 male/female distribution. The multiples to the mortality table vary by age and smoking class. A sample multiple is summarized in the table below.

Issue Age of 47 and Non-Smoker
1	2	3	4	5	6	7	8	9	10
53.9%	50.4%	51.5%	50.8%	51.7%	51.8%	53.3%	53.4%	54.2%	53.3%
11	12	13	14	15	16	17	18	19	20
53.0%	53.4%	54.0%	53.6%	53.9%	54.2%	54.2%	54.4%	54.5%	54.4%
21	22	23	24	25	26	27	28	29	30
54.5%	55.4%	55.5%	55.5%	55.9%	55.9%	55.9%	57.0%	57.1%	57.3%
31	32	33	34	35	36	37	38	39	40
57.3%	58.4%	58.5%	58.5%	58.7%	58.9%	59.1%	60.1%	60.3%	60.4%
41	42	43	44	45	46	47	48	49	50
61.3%	62.3%	63.3%	64.4%	66.3%	68.3%	70.3%	72.4%	73.9%	74.6%
51	52	53
75.4%	76.1%	76.0%

The mortality assumptions for BOLI non experience rated cases are recently revised. The revised mortality assumption is based on the 2001 VBT 25 year select and ultimate smoker distinct and sex distinct table. Some sample multiples to the mortality table are summarized in the tables below.

MILLIMAN

Issue Age of 45, Female and Non-Smoker
1	2	3	4	5	6	7	8	9	10
76.9%	76.9%	76.9%	75.4%	75.4%	75.4%	74.0%	74.0%	73.1%	72.5%
11	12	13	14	15	16	17	18	19	20
71.2%	70.9%	71.0%	70.8%	70.8%	70.9%	70.9%	71.0%	71.1%	71.2%
21	22	23	24	25	26	27	28	29	30
73.0%	74.4%	75.9%	77.2%	78.7%	79.7%	81.4%	82.8%	84.3%	85.8%
31	32	33	34	35	36	37	38	39	40
84.2%	82.5%	80.8%	78.9%	77.1%	74.0%	70.3%	67.3%	63.4%	62.3%
41	42	43	44	45	46	47	48	49	50
61.2%	61.5%	59.7%	58.5%	57.5%	57.8%	61.2%	62.4%	61.8%	60.3%
51	52	53	54	55
58.1%	57.2%	56.8%	60.3%	59.6%

Issue Age of 45, Male and Non-Smoker
1	2	3	4	5	6	7	8	9	10
79.8%	72.5%	72.5%	74.0%	74.0%	75.4%	76.9%	78.3%	78.3%	76.7%
11	12	13	14	15	16	17	18	19	20
75.2%	74.7%	75.1%	75.6%	75.2%	74.6%	74.2%	74.2%	74.3%	74.6%
21	22	23	24	25	26	27	28	29	30
75.3%	76.0%	76.6%	76.3%	76.3%	75.2%	77.0%	76.4%	76.8%	77.2%
31	32	33	34	35	36	37	38	39	40
74.7%	72.3%	69.5%	66.8%	64.1%	61.4%	58.0%	54.9%	52.0%	51.9%
41	42	43	44	45	46	47	48	49	50
51.8%	51.7%	51.6%	51.5%	51.6%	51.5%	51.9%	52.5%	53.4%	54.0%
51	52	53	54	55
54.4%	55.1%	55.9%	56.7%	57.6%
Mortality improvement of 1% per year for 15 years is assumed.

Credited Rates

The credited rate for Indexed BOLI plan is set equal to the 12-month moving average of the 5 year treasury rate less the target spread subject to the guaranteed rate.

For other BOLI plans, initial credited rates listed below are assumed to the end of the first projection year. Thereafter, the credited rates are set equal to the net earnings rate less the target spread subject to the guarantee. A floor rate of 5 year treasury rate less 2% also applies here except for Captive BOLI plan.

For COLI plans, the credited rate is set to equal to the net earnings rate less the target spread subject to the guarantee.

The guaranteed and current credited rates and company target spreads are summarized in the table below. The net earnings rate used for the spread calculation is net of investment expenses and projected default cost.

MILLIMAN

Nationwide Financial Services

Summary of Credited Rates

As of September 30, 2007

(in millions)

Block	Plan	Gen Acc Value (in millions)	Credited Rate		2008 Target Spread
			Guaranteed	Current
BOLI	K014	$211	3.00%	4.16%	0.82%
	K021	26	3.00	4.21	1.16
	K023	39	3.00	3.68	1.65
	K501	478	3.00	5.93	0.70
	LBOL	922	3.00	4.42	1.09
	SBOL - Underwriting G	23	3.00	4.20	1.47
	SBOL - Underwriting R	44	3.00	4.20	1.28
	SBOL - Underwriting S	0	3.00	4.20	1.50

Total BOLI		$1,744	3.00%	4.78%	0.98%

COLI	BASE	$35	3.00%		0.80%
	F200	2	3.00		1.00
	VUL3	0	3.00	4.00%	1.00

Total Coli		$37	3.00%		0.8%

The target spread for COLI plans stays level. For BOLI plans, the target spreads change over time and are summarized in the table below.

Target Spread

Block	Plan	2008	2013	2018	2023+
BOLI	K014	0.82%	0.82%	0.82%	0.82%
	K021	1.16	1.06	1.06	1.06
	K023	1.65	1.65	1.05	1.05
	K501	0.70	0.70	0.70	0.70
	LBOL	1.09	1.13	1.11	1.11
	SBOL G	1.47	1.54	1.56	0.81
	SBOL R	1.28	1.30	1.30	0.63
	SBOL S	1.50	1.50	1.50	0.50

Premium Persistency

The majority of the BOLI plans are single premium except for Wachovia. Based on the experience on Wachovia, premium pattern is assumed to be a ten year reduced pay which stays level after policy year 3. The premium reduction is assumed to be 0%, 70%, 45% for policy year 1, 2 and 3 respectively.

COLI plans are either single MEC premium or seven premium pay plans defined under guideline 7702. Experience has indicated that not everyone is paying the full seven pay amount. A reduced premium structure is modeled which grades from the full 7-pay amount in policy year 1 to 40% of the 7-pay amount in year 7.

Policy Loans

Due to the immateriality of the policy loans inforce, policy loans are not modeled.

MILLIMAN

Expenses

Per Policy Maintenance:	$150

Acquisition Expenses per Policy:	$458 for Guaranteed Issue and $525 for Regular Issue

Acquisition Expense as % of Premium:	0.50%

Acquisition Expense pre unit:	$0.4

Inflation Rate:	2%

Premium tax:	2% for BOLI except for 1% on Southtrust and Wachovia. Average of 2% for COLI.

MILLIMAN

Commissions

Base product commissions are summarized in the following table.

Commissions as a Percent of Target Premium

Block	Plan	Year 1	2	3	4	5	6	7	8	9	10	11 - 14	15+
BOLI	WACH	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015

COLI	2CLI	0.15	0.06	0.06	0.06	0.06	0.03	0.03	0.03	0.03	0.03	—	—
	ACCR	0.21	0.07	0.07	0.07	0.07	0.03	0.03	0.03	0.03	0.03	—	—
	ASBU	0.15	0.05	0.05	0.05	0.05	0.25	0.03	0.03	0.03	0.03	—	—
	AZME	0.10	—
	AZNM	0.10	—
	BASE - Tier _ - Captivity _	0.55	0.25	0.25	0.25	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier 1 - Captivity Y	0.55	0.25	0.25	0.25	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier 2 - Captivity A	0.35	0.20	0.20	0.20	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier 2 - Captivity B	—
	BASE - Tier 2 - Captivity Y	0.35	0.20	0.20	0.20	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier 3	0.55	0.25	0.25	0.25	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier A	0.55	0.25	0.25	0.25	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier B	0.55	0.25	0.25	0.25	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier C	0.55	0.25	0.25	0.25	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier D	0.40	0.23	0.23	0.23	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier M	0.40	0.23	0.23	0.23	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BBME	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03
	BBNM	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03
	BCBD	0.02	0.02	0.02	0.02	0.02	0.02	0.02	—
	BCBL	0.03	0.03	0.03	0.03	0.03	0.03	0.03	—
	BCBS	0.03	0.03	0.03	0.03	0.03	0.03	0.03	—
	CITY	0.07	0.03	0.03	0.03	0.03	0.02	0.02	0.02	0.02	0.02	—	—
	F200 - Tier _	0.28	0.05	0.05	0.05	0.05	0.02	0.02	0.02	0.02	0.02	—	—
	F200 - Tier 2	—
	F200 - Tier 3	—
	F200 - Tier B	—
	F200 - Tier C	—
	TBG Products	0.04	0.04	0.04	0.04	0.04	0.04	0.04	0.04	0.04	0.04	—	—
	F250	0.34	0.05	0.05	0.05	0.05	0.02	0.02	0.02	0.02	0.02	—	—
	GIVA	0.03	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	—	—
	HOUS	0.08	0.05	0.05	0.05	0.05	0.05	0.05	—
	LNR1	0.19	0.07	0.07	0.07	0.07	0.03	0.03	0.03	0.03	0.03	—	—
	MERI	0.13	0.06	0.06	0.06	0.06	0.03	0.03	0.03	0.03	0.03	—	—
	SIER	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	SOWN	0.13	0.06	0.06	0.06	0.06	0.03	0.03	0.03	0.03	0.03	—	—
	SWAT	0.20	0.07	0.07	0.07	0.07	0.03	0.03	0.03	0.03	0.03	—	—
	TELL	0.05	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	UNIO	0.05	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	—	—
	Tier M, Heaped	0.15	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	—
	Tier R, Heaped	0.24	0.046	0.046	0.046	0.046	0.046	0.046	0.046	0.046	0.046	0.046	—
	Tier R, Level	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.08	0.08	0.08	—

MI L L I M A N

Commissions as a Percent of Excess Premium

Block	Plan	Year 1	2	3	4	5	6	7	8	9	10	11 - 14	15+
BOLI	WACH	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015

COLI	2CLI	0.15	0.06	0.06	0.06	0.06	0.03	0.03	0.03	0.03	0.03	—	—
	ACCR	0.21	0.07	0.07	0.07	0.07	0.03	0.03	0.03	0.03	0.03	—	—
	ASBU	0.15	0.05	0.05	0.05	0.05	0.25	0.03	0.03	0.03	0.03	—	—
	AZME	0.01	—
	AZNM	0.01	—
	BASE - Tier _	0.05	0.05	0.05	0.05	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier 1	0.05	0.05	0.05	0.05	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier 2	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier 3	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier A	0.05	0.05	0.05	0.05	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier B	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier C	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier D	0.05	0.05	0.05	0.05	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	BASE - Tier M	0.05	0.05	0.05	0.05	0.05	0.03	0.03	0.03	0.03	0.03	—	—
	BBME	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03
	BBNM	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03
	BCBD	0.02	0.02	0.02	0.02	0.02	0.02	0.02	—
	BCBL	0.03	0.03	0.03	0.03	0.03	0.03	0.03	—
	BCBS	0.03	0.03	0.03	0.03	0.03	0.03	0.03	—
	CITY	0.07	0.03	0.03	0.03	0.03	0.02	0.02	0.02	0.02	0.02	—	—
	F200 - Tier _	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	F200 - Tier 2	—
	F200 - Tier 3	—
	F200 - Tier B	—
	F200 - Tier C	—
	TBG Products	0.04	0.04	0.04	0.04	0.04	0.04	0.04	0.04	0.04	0.04	—	—
	F250	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	GIVA	0.03	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	—	—
	HOUS	0.08	0.01	0.01	0.01	0.01	0.01	0.01	—
	LNR1	0.19	0.07	0.07	0.07	0.07	0.03	0.03	0.03	0.03	0.03	—	—
	MERI	0.13	0.06	0.06	0.06	0.06	0.03	0.03	0.03	0.03	0.03	—	—
	SIER	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	SOWN	0.13	0.06	0.06	0.06	0.06	0.03	0.03	0.03	0.03	0.03	—	—
	SWAT	0.20	0.07	0.07	0.07	0.07	0.03	0.03	0.03	0.03	0.03	—	—
	TELL	0.05	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	—	—
	UNIO	0.05	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	—	—
	VUL3 - GI,	0.055	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02
	Tier M, Heaped
	VUL3 - GI,	0.02	0.046	0.046	0.046	0.046	0.046	0.046	0.046	0.046	0.046	0.046	0.046
	Tier R, Heaped
	VUL3 - GI,	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.08	0.08	0.08	0.08
	Tier R, Level
	VUL3 - RI,	0.055	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02
	Tier M, Heaped

M I L L I M A N

Commissions as a Percent of Account Value (Payable Annually)

Block	Plan	Year 1	2	3	4	5	6	7	8	9	10	11 - 14	15+
BOLI	K014	0	0	0	0	0.0006	0.0006	0.0006	0.0006	0.0006	0.0006	0.0006	0.0006
	K023	0	0.003	0.003	0.003	0.003	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015	0.0015
	LBOL	—	0.0005	0.0005	0.0005	0.0005	0.0002	0.0002	0.0002	0.0002	0.0002	0.0001	0.0001
	SBOL	0	0.0025	0.0025	0.0025	0.0025	0.0025	0.0025	0.0025	0.0025	0.0025	0.001	0.001

COLI	2CLI	—	—	—	—	—	—	0.0003	—
	ACCR	—	—	—	—	—	—	0.0003	—
	ASBU	—	—	—	—	—	—	0.0003	—
	AZME	0.0001	—
	AZNM	0.0001	—
	BASE - Captivity Z	—	—	—	0.0020	0.0020	0.0020	0.0020	0.0020	0.0020	0.0020	0.0020	0.0010
	BBME	—	—	0.0003	—
	BBNM	—	—	0.0003	—
	BCBD	—	—	—	—	—	—	0.0002	—
	BCBL	—	—	—	—	—	—	0.0003	—
	BCBS	—	—	—	—	—	—	0.0003	—
	CITY	—	—	—	—	—	—	0.0003	—
	F200 - Captivity _	—	—	—	—	—	—	0.0003	—
	F250	—	—	—	—	—	—	0.0003	—
	GIVA	0.0003	—
	HOUS	—	—	—	—	—	—	0.0003	—
	LNR1	—	—	—	—	—	—	0.0003	—
	MERI	—	—	—	—	—	—	0.0003	—
	SIER	0.0003	—
	SOWN	—	—	—	—	—	—	0.0003	—
	SWAT	—	—	—	—	—	—	0.0003	—
	TELL	0.0003	—
	UNIO	—	—	—	—	—	—	0.0003	—

Commissions as a Percent of Account Value (Payable Quarterly)
Block	Plan	Year 1	2	3	4	5	6	7	8	9	10	11 - 14	15+
BOLI	K901	—	0.0025	0.002	0.002	0.002	0.002	0.002	0.002	0.002	0.002	0.002	0.002

COLI	2CLI	—	—	—	—	—	—	—	0.0010
	ACCR	—	—	—	—	—	—	—	0.0010
	ASBU	—	—	—	—	—	—	—	0.0010
	AZME	—	0.0005	0.0005	0.0005	0.0005	0.0005	0.0005	0.0005	0.0005	0.0005	0.0005	0.0005
	AZNM	—	0.0005	0.0005	0.0005	0.0005	0.0005	0.0005	0.0005	0.0005	0.0005	0.0005	0.0005
	BASE	—	—	—	—	0.0020	0.0020	0.0020	0.0020	0.0020	0.0020	0.0020	0.0010
	BBME	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010
	BBNM	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010
	BCBD	—	—	—	—	—	—	—	0.0007	0.0007	0.0007	0.0007	0.0007
	BCBL	—	—	—	—	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010
	BCBS	—	—	—	—	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010
	CITY	—	—	—	—	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010
	F200	—	—	—	—	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010
	F250	—	—	—	—	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010
	GIVA	—	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010
	HOUS	—	—	—	—	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010
	LNR1	—	—	—	—	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010
	MERI	—	—	—	—	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010
	SIER	—	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010
	SOWN	—	—	—	—	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010
	SWAT	—	—	—	—	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010
	TELL	—	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010
	UNIO	—	—	—	—	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010
	VUL3	—	—	—	—	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010
	TBG Products	—	—	—	—	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010	0.0010

M I L L I M A N

Commission Chargeback

Block	Plan	Year 1	2	3	4	5	6	7	8
BOLI	K901	1.00	0.80	0.60	0.40	0.20	—
	SOUT	1.00	0.80	0.60	0.40	0.20	—
	WACH	1.00	0.80	0.60	0.40	0.20	—

COLI	2CLI	1.00	0.50	0.25	—
	ACCR	1.00	0.50	0.25	—
	ASBU	1.00	0.50	0.25	—
	AZME	—
	AZNM	—
	BASE	—
	BBME	1.00	0.50	0.25	—
	BBNM	1.00	0.50	0.25	—
	BCBD	1.00	0.80	0.60	0.40	0.20	—
	BCBL	1.00	0.80	0.60	0.40	0.20	—
	BCBS	1.00	0.80	0.60	0.40	0.20	—
	CITY	1.00	0.50	0.25	—
	F200	1.00	0.50	0.25	—
	F250	1.00	0.50	0.25	—
	GIVA	1.00	0.50	0.25	—
	HOUS	1.00	0.80	0.60	0.40	0.20	—
	LNR1	1.00	0.50	0.25	—
	MERI	1.00	0.50	0.25	—
	SIER	1.00	1.	1.	0.80	0.60	0.40	0.20	—
	SOWN	1.00	0.50	0.25	—
	SWAT	1.00	0.50	0.25	—
	TELL	1.00	0.75	0.50	0.25	—
	UNIO	1.00	0.80	0.60	0.40	0.20
	VUL3	1.00	0.50	0.25	—
	TBG Products	0.00	0.75	0.50	0.25	—

Commissions as percentage of premium are further adjusted by the rider percentage.

Reinsurance

Reinsurance Assumed:

A block of NLIC BOLI business is assumed on a coinsurance basis from NLAIC. This is modeled along with the rest of NLIC BOLI business.

Reinsurance Ceded (First Dollar YRT Treaties):

For business sold before 1999, 66% was reinsured splitting evenly between two reinsurers. Since then, 75% of the business is reinsured splitting evenly among three reinsurers. BOLI experience rated cases are not reinsured. The captive case (K501) is 100% reinsured.

The table below summarizes the modeled amounts ceded by net amount at risk (NAR) for the YRT reinsurance pools for the Corporate Market Insurance block.

M I L L I M A N

Corporate Life Market

Summary of Net Amount at Risk

(in millions)

Block	Plan	Direct NAR	Ceded NAR
BOLI	K014	$422	$272
	K021	47	31
	K023	52	39
	K501	703	682
	K901	299	254
	LBOL	1,382	918
	SBOL	84	62
	SOUT	727	—
	WACH	10,498	—

BOLI Total		$14,216	$2,258

COLI Total		$16,770	$12,760

Grand Total		$30,986	$15,018

*	Insurance amount is not available on a plan basis for COLI

The reinsurance premiums assumed are a weighted average of different treaties.

As the mortality for Corporate Market Insurance block has been much lower than expected, the reinsurance profit sharing arrangements has been made where some of those excess profits are shared back to NFS. The portion from the reinsurance profit sharing is assumed to be 20% of the reinsurance premium based on recent experience.

Surrender Value Enhancement Rider

Under the Surrender Value Enhancement (SVE) Rider, the surrender value of the policy equals the total account value on the date of surrender plus the cash value enhancement benefit. It is payable only if the policy is completely surrendered without 1035 exchange. Majority of the COLI plans have SVE and Northwest Georgia Bank case has SVE. The surrender value enhancement benefit equals the surrender value enhancement rates minus the term blend adjustment factor, then times the account value. The term blend adjustment factor is assumed to be:

Max (0, Rider% - A) * B

Parameters A and B vary by duration, as summarized in the table below.

Policy Year	1	2	3	4	5	6	7
A	0.35	0.3	0.25	0.2	0.15	0.1	0
B	7.50%	6.00%	4.00%	2.50%	1.50%	0.75%	0

The current surrender value enhancement rates vary by case with a typical declining percentage illustrated in the table below:

Policy Year	1	2	3	4	5	6	7
Percentage	9.00%	7.00%	5.00%	3.38%	1.85%	0.89%	0.0%

M I L L I M A N

TBG Surrender Value Enhancement

For TBG products, SVE is generally an accumulation of percent of premium charges and COI charges less net amount at risk released on death claims paid and increases at the separate account rate.

The percentage of the premium charge component is equal to 100% for year 1, 75% for year 2, 50% for year 3, 25% for year 4 and 0% thereafter.

SVE has a guaranteed duration of 10 years at which time NFS has several options with respect to the cost of insurance component:

(i)	Continue COI component on year-to-year basis.

(ii)	Subtract continued accumulation of net amount at risk component while suspending further accumulation of COI charges.

(iii)	Discontinue the COI component.

Option II is modeled.

The enhancement may not exceed a maximum amount equal to 10% of the difference between the aggregate cash flow of all inforce policies and the total indebtedness.

Stable Value Protection (SVP) Wrapper

Variable BOLI case owner may purchase a SVP wrapper provided by a third party financial institution. The SVP wrapper amortizes changes in the market value of the assets in the separate account over time. Operation of the SVP wrapper is determined by the SVP agreement between NFS and the SVP wrapper provider. SVP wrapper fees are deducted from the assets in the separate account. NFS does not guarantee the performance of any SVP wrapper. NFS holds a separate account reserve for the SVP wrapper. NFS also maintains a separate account receivable asset of equal amount for the SVP wrapper.

Since the fees are directly sent to the third party financial institution and there is no impact to the balance sheet for NFS, the SVP wrapper is not modeled. However, SVP fees are modeled as part of the investment management fees to reflect the deduction of the separate account gross return only, not a source of revenue to NFS.

Mortality Experience Rating

There are two cases sold as the experience rated BOLI product – Southtrust and Wachovia. There is no mortality gain on this product as COI goes into a contingent reserve that is paid out to the corporation as experience refunds.

The assets related to contingent reserve (CR) are held in separate account currently. Each month, contingent reserve is increased by the sum of COI charges, credited interest at separate account investment return and decreased by net amount at risk on death benefits paid.

Target contingent reserve (TCR) is used to determine retroactive adjustment to future COIs. TCR equals a factor multiplied by simulated COI based on 80% of 83GAM and death benefit in last month of each policy year. This factor varies by case and is 42 for Southtrust and 12 for Wachovia.

M I L L I M A N

At the end of each year, if CR is greater than TCR, experience refund is applied as retroactive credited against COI charges in the following policy year. Otherwise, if CR is greater than 75% of TCR, current COI will be charged. Finally, if CR is less than 75% of TCR, guaranteed COI will be charged.

Other Product Specifications

COLI

Milan	Per Policy Load	Load as % Premium up to Target	Load as % of Excess Premium
2CLI	60	5.4-5.4-5.4-5.4-5.4-3.5-3.5-3.5-3.5-3.5-2	vary by tier
ACCR	60	6.2-6.2-6.2-6.2-6.2-3.5-3.5-3.5-3.5-3.5-2	vary by tier
ASBU	60	5.0-5.0-5.0-5.0-5.0-3.5-3.5-3.5-3.5-3.5-2	vary by tier
AZME	18	2.75-0	vary by tier
AZNM	18	2.75-0	vary by tier
BASE	60	9-9-9-9-9-9-9-3.5	vary by tier
BBME	0	3-5	vary by tier
BBNM	0	3-5	vary by tier
BCBD	0	0	vary by tier
BCBL	0	0	vary by tier
BCBS	0	0	vary by tier
CITY	60	2.3-2.3-2.3-2.3-2.3-2.3-2.3-2.3-2.3-2.3-2	vary by tier
F200	60	9-9-9-9-9-3.5-3.5-3.5-3.5-3.5-2	vary by tier
F250	60	9-9-9-9-9-3.5-3.5-3.5-3.5-3.5-2	vary by tier
GIVA	60	1	vary by tier
HOUS	0	0	vary by tier
LNR1	60	6.2-6.2-6.2-6.2-6.2-3.5-3.5-3.5-3.5-3.5-2	vary by tier
MERI	60	5.1-5.1-5.1-5.1-5.1-3.5-3.5-3.5-3.5-3.5-2	vary by tier
SIER	60	9-9-9-9-9-3.5-3.5-3.5-3.5-3.5-2	vary by tier
SOWN	60	5.1-5.1-5.1-5.1-5.1-3.5-3.5-3.5-3.5-3.5-2	vary by tier
SWAT	60	6.2-6.2-6.2-6.2-6.2-3.5-3.5-3.5-3.5-3.5-2	vary by tier
TELL	60	4.5-2	vary by tier
UNIO	60	3.5-3.5-3.5-3.5-3.5-3.5-3.5-3.5-3.5-3.2-2	vary by tier
VUL3 Tier M	60	8.5-8.5-8.5-8.5-8.5-8.5-8.5-5.5-5.5-5.5-3.5	5-5-5-5-5-5-5-3.5
VUL3 Tier R	60	7-6-5-4-3-2	4-3-2
SOUT	0	2	2
WACH	0	2	2
Other BOLI	60	0	0
TBG Product	0	4.5-4.5-4.5-4.5-4.5-4.5-4.5-4.5-4.5-4.5-0	0

Expense loads as percentage of premium are further adjusted by the rider percentage.

Separate Account Growth

Assumed growth rates vary by funds for COLI. The breakdown of inforce by fund is shown below along with assumed returns.

Fund Allocation

Model Indices	Allocation Percent	Assumed Return
Equity	72.0%	10.0%
Bond	14.0	6.0
Money Market	14.0	4.0

Total	100.0%	8.6%

5% is assumed for BOLI separate account growth.

M I L L I M A N

The returns for the first three months of the projection were adjusted to reflect approximated actual market returns for the period of December 31, 2007 through April 15, 2008. The return used was (5.71%) for COLI and (4.6%) for BOLI over the four month period.

Variable Product Fees

The following table summarizes the base M&E charge for variable products.

M&E Charges

Block	Mplan	Year 1 - 4	5 - 10	11 - 15	16 - 20	21+
BOLI	K901	0.0056	0.0056	0.0056	0.0056	0.0015
	SOUT	0.0031	0.0031	0.0031	0.0031	0.0031
	WACH	0.0021	0.0021	0.0021	0.0021	0.0021

COLI	2CLI	0.0020	0.0020	0.0020	0.0020	0.0010
	ACCR	0.0045	0.0030	0.0030	0.0030	0.0015
	ASBU	0.0045	0.0030	0.0030	0.0030	0.0015
	AZME	0.0030	0.0030	0.0030	0.0030	0.0030
	AZNM	0.0053	0.0053	0.0053	0.0053	0.0051
	BASE - Tier_	—		—	—	—
	BASE - Tier 1	0.0040	0.0025	0.0025	0.0025	0.0010
	BASE - Tier 2	0.0010	0.0010	0.0010	0.0010	0.0010
	BASE - Tier 3	0.0040	0.0020	0.0020	0.0020	0.0010
	BASE - Tier A	0.0040	0.0025	0.0025	0.0025	0.0010
	BASE - Tier B	0.0040	0.0025	0.0025	0.0025	0.0010
	BASE - Tier C	0.0040	0.0020	0.0020	0.0020	0.0010
	BASE - Tier D	0.0040	0.0025	0.0025	0.0025	0.0010
	BASE - Tier M	0.0060	0.0040	0.0040	0.0040	0.0025
	BBME	0.0056	0.0056	0.0056	0.0041	0.0041
	BBNM	0.0056	0.0056	0.0056	0.0041	0.0041
	BCBD	0.0064	0.0064	0.0049	0.0049	0.0024
	BCBL	0.0064	0.0064	0.0049	0.0049	0.0024
	BCBS	0.0064	0.0064	0.0049	0.0049	0.0024
	CITY	0.0020	0.0020	0.0020	0.0020	0.0020
	F200 - Tier _	0.0040	0.0025	0.0025	0.0025	0.0010
	F200 - Tier 2	—	—	—	—	—
	F200 - Tier 3	—	—	—	—	—
	F200 - Tier B	—	—	—	—	—
	F200 - Tier C	—	—	—	—	—
	F250	0.0040	0.0025	0.0025	0.0025	0.0025
	GIVA	0.0040	0.0025	0.0025	0.0025	0.0010
	HOUS	0.0060	0.0060	0.0060	0.0060	0.0015
	LNR1	0.0040	0.0025	0.0025	0.0025	0.0010
	MERI	0.0045	0.0030	0.0030	0.0030	0.0015
	SIER	0.0040	0.0025	0.0025	0.0025	0.0010
	SOWN	0.0040	0.0025	0.0025	0.0025	0.0010
	SWAT	0.0045	0.0030	0.0030	0.0030	0.0015
	TELL	0.0040	0.0040	0.0025	0.0025	0.0010
	UNIO	0.0040	0.0025	0.0025	0.0025	0.0010
	VUL3	0.0025	0.0020	0.0020	0.0010	0.0010
	TBG Product	0.0085	0.0085	0.0080	0.0080	0.0010

M I L L I M A N

The investment management fee and the profit sharing portion of the investment management fee are summarized in the table below.

Plan	Investment Management Fee	Profit Sharing
COLI TBG	76bp	30bp
COLI - WellPoint	76	26
COLI – Other	76	31
COLI – VUL3	75	31
BOLI - K901	15	0
BOLI - SOUT	15	0
BOLI - WACH	25	0

M I L L I M A N

APPENDIX D

Nationwide Financial

Retirement Products Models and Assumptions

I.	INFORCE MODEL SUMMARY

Existing Business

The following table summarizes the modeled retirement product business inforce as of December 31, 2007 based on data provided by NFS:

Nationwide Financial Services

Retirement Plans

As of December 31, 2007

(in millions)

Plan	# Cases	Fixed Fund Value	Variable Fund Value	Total Account Value
Trust/Custodial	18,847	—	$21,924.9	$21,924.9
NLIC Group Annuity	10,426	$1,164.9	6,013.6	7,178.5
Captive	6	1,793.1	0.0	1,793.1
Provident	2,817	279.5	727.7	1,007.2
Group Annuity (Closed Block)	46	260.9	3.2	264.1
Employers Life of Wausau	159	218.7	0.0	218.7

Subtotal: Private Sector	32,301	$3,717.1	$28,669.3	$32,386.4

Full Service Plans	7,086	$7,966.0	$9,106.7	$17,072.7
Administrative-Only	6,996	4,922.6	26,255.6	31,178.2

Subtotal: Public Sector	14,082	$12,888.6	$35,362.3	$48,250.9

Total	46,383	$16,605.7	$64,031.6	$80,637.3

MILLIMAN

II.	PRIVATE SECTOR

Segment Description

The private sector retirement segment is comprised primarily of Internal Revenue Code Section 401 fixed and variable group annuity plans. This business is generated through two primary sources: (1) NLIC and (2) trust and custodial services through Nationwide Trust Company, FSB, a division of Nationwide Bank. The majority of the business originates through the Company’s trust product offerings; these products provide individual participants the ability to invest in mutual funds managed by independent and affiliated investment managers. The NLIC Group Annuity products are group contracts issued by NLIC to retirement plans; the fixed account product within this segment also serves as an investment offering within the trust products.

The Captive plans represent general account funds held under retirement plans of Nationwide and its affiliated companies. The Provident segment is comprised of fixed and variable annuities used to fund plans of Provident Mutual. The Group Annuity (Closed Block) plans represent an older generation of group annuity products which are no longer sold. The Employer Life of Wausau (“ELOW”) plans were assumed when this company was merged into Nationwide in 1999.

The mechanics of these products significantly parallel individual annuity products whereby revenue is generated from interest rate spreads for the fixed account products and asset-based charges and revenue sharing for the variable products. The primary difference is that the funds on the pension products are not necessarily allocated to individual participants; the pension product funds are used to fund retirement plans for the employee base in totality.

Model Assumptions

Premium

Case level projected premiums were provided by the Company. These amounts are based on historical experience for both take-over plans (i.e. rollovers of an existing plan) and non-takeover cases (i.e. startup plans).

Lapse Rates

Case level full surrenders are based on historical experience and are as follows:

Lapse Rates:

Trust &

NLIC Group Annuity

Duration	Rate
1	1%
2	4
3	6
4	8
5	10
6	12
7	12
8	13
9	13
10	15
11+	13

MILLIMAN

Lapse rates for the Captive business range from zero to 5%, with 5% assumed for the largest case. Withdrawal rates for the ELOW and Group Annuity (Closed Block) segments range from zero to 7.5%. The Provident business issued prior to 2007 is generally assumed to runoff over the next few years; the newer business has an ultimate lapse rate of 7%.

In addition to the above full surrender rates, the following partial withdrawal rates are assumed:

Partial Withdrawal Rates

Trust	10.0%
NLIC Group Annuity	10.0
Captive	6.0
ELOW	13.6
Provident	10.0

For the closed block plans, partial withdrawal rates vary by plan and are in the 10% to 17% range annually.

Mortality

No explicit assumption for mortality is incorporated in this analysis as this decrement is implicitly included in the withdrawal rates.

Commissions

Commission rates were provided by the Company and vary by segment and product type. Commissions are generally expressed as a percentage of account value and/or a percentage of premium. The variance of these rates by case stems from the customized pricing approach utilized in this business segment.

The average commission factors for the Trust and NLIC Group Annuity plans are shown below.

Nationwide

Private Sector Commissions

As of December 31, 2007

(in millions)

	2007 Premium	EOY 2007 Total AV	% Premium	% AV
NLIC GA	$937	$7,178	1.40%	0.37%
Trust	4,974	21,925	0.49	0.37

Total	$5,911	$29,103	0.64%	0.37%

Provident commissions as a percentage of account value average roughly .23%. Commissions on the other private sector plans are immaterial.

MILLIMAN

Separate Account Growth

Separate account growth assumptions are based on the approximate composition of funds as of December 31, 2008, as categorized into the following equity and bond indices:

Fund Allocation

Model Indices	Allocation Percent	Assumed Return
S&P 500	49%	10.0%
NASDAQ	18	12.0
EAFE	16	10.0
SBBIG	11	6.0
Money Market	6	4.0

Weighted Average Gross Return		9.56%
Weighted Average Investment Management Fees		1.00%

The above allocations are based on fund composition data provided by Company.

Gross separate account returns are based on the expected returns for each index. Investment management fees are approximated; we believe these to representative of fees typical for comparable funds

The above allocations apply to both insurance product and non-insurance product (i.e. the trust/custodial accounts) separate account funds. The allocations are assumed to remain constant throughout the projection.

Credited Rates

The majority of the general account business provides for credited interest to be reset annually with the rate guaranteed until the next reset date. While guaranteed minimum rates exist via Company practice, the Company reserves the right to set the minimum rate as low as zero.

There is a small portion of this business for which credited rates are indexed to the 90 day, 3 year or 5 year Treasury rate. Note that this business represents less than 15% of the general account value inforce as of December 31, 2007.

Projected credited rate spreads were provided by the Company and are based on historical experience. The weighted average spread for the first projection year is roughly 115 bps; this amount grades down slowly over the projection period; with an approximate aggregate spread of 100 bps during the tenth projection year and 85ps during the twentieth projection year.

Reserves

Consistent with Company practice, statutory reserves for the general account business are assumed equal to the account value.

Expenses

Maintenance assumptions are assumed to be .20% of premium plus .35% of account value.

Acquisition expenses are assumed to equal .80% of premium.

MILLIMAN

Taxes

Federal Income Tax Rate:	35%
DAC Tax Rate:	Not applicable on qualified business

Tax reserves are assumed equal to statutory reserves.

Product Specifications

Administrative Fees

Administrative fees may be comprised of asset-based charges and/or flat fee amounts. Pricing for this business is generally customized at the plan level, with administrative fees determined based on the level of compensation paid to the producer, along with expected costs to administer the business.

Asset based fees for the private sector business vary by case, and projection year. The projection year 1 average is roughly 75 bps for the Trust segment and 95 bps for Opus. Fees thereafter grade down over time based on a tiered structure. At each anniversary, the asset based charges are re-determined based on the current size of the total case assets.

Asset-based charges are not applicable on the Captive and ELOW plans as all of the account value for these plans is general account based. The amount of separate account funds within the Group Annuity segment is not material.

Policy loads are applicable on the NLIC GA, Trust and ELOW segments and are summarized in the table below.

Nationwide

Private Sector Case Loads

As of December 31, 2007

(in millions)

	Policy Count	Load Per Case
NLIC GA	10,426	$650
Trust	18,847	650
ELOW	159	691

Mutual Fund Reimbursement

The Company provided revenue sharing assumptions for each applicable product segment. The weighted average assumptions for the Trust and NLIC GA segments are 42 bps and 35 bps respectively.

Credited Rate Spreads

As referenced above, credited rates for the majority of the business are set equal to the portfolio rate less a spread. Spreads were provided by the Company and are based on historical experience. As the pricing process for new cases and annual rate resets involve reviewing fees (including spread income) in totality, spreads will vary by plan and/or product.

MILLIMAN

Surrender Charges

Surrender charges were provided by the Company. Approximately 30% of private sector total account values are currently subject to surrender penalties. Surrender charges apply to the Trust and NLIC GA plans and do not apply on other plans. These charges may vary by case; the following table represents the weighted average charges based on account values as of December 31, 2007:

Nationwide

Private Sector Surrender Charges

As of December 31, 2007

Policy Year	1	2	3	4	5	6	7	8	9	10
NLIC GA	3.1%	3.0%	2.7%	2.4%	2.0%	1.6%	1.3%	1.0%	0.6%	0.1%
Trust	2.4%	2.1%	1.7%	1.3%	1.0%	0.7%	0.5%	0.3%	0.2%	0.0%

Future Business

Future business projections were based on characteristics of existing business model plans. The allocation of premiums was based on the composition of new business premiums during the 4th quarter of 2007. The Company has indicated that the majority of new business production will be in the trust/custodial segments.

Model Assumptions

New business assumptions generally parallel those used for existing business unless noted below.

Product Specifications

Administrative Fees

The projection year 1 average fees for Trust new business are roughly 72 bps. As with existing business, fees grade down over time based on a tiered structure. At each anniversary, the asset based charges are re-determined based on the current size of the total case assets.

The following policy loads are applicable:

Nationwide

Private Sector New Business: Case Loads

	Policy Count	Load Per Case
Trust	640	650

Mutual Fund Reimbursement

Revenue sharing for the Trust new business is assumed at 55 bps.

MILLIMAN

Surrender Charges

Trust plans are offered with and without surrender penalties. Approximately 15% of the new business is assumed to include surrender charges. The surrender charge schedule was provided by the Company as follows:

Nationwide

Private Sector New Business: Surrender Charges

As of December 31, 2007

Policy Year	1	2	3	4	5	6	7	8	9	10
Trust	2.2%	1.9%	1.6%	1.3%	1.0%	0.7%	0.5%	0.4%	0.2%	0.0%

MILLIMAN

III.	PUBLIC SECTOR

Segment Description

The public sector retirement business includes IRC Section 457 and Section 401(a) plans. This business is comprised of (1) full-service arrangements providing plan administration and group annuity coverage (via fixed and variable annuities) and (2) administration-only (“ASO”) type business.

Business inforce as of December 31, 2007 includes approximately 7,100 plans; roughly 91% of these plans in the small market (< $5 million of plan assets), 8% in the middle market ($5 to $10 million of plan assets) and the remainder in the large market (roughly 31 plans with more than $100 million of plan assets).

The products in the small and mid market include fixed and variable annuities. The sources of revenues from these products include interest spread from the fixed accounts and asset fees and mutual fund reimbursements from the variable annuity contracts.

The large market plans are primarily administration-only type contracts where the Company provides administration, recordkeeping, and marketing services to the plan. Most of these contracts have five year contract terms with the contracts terms re-negotiated after the cessation of each renewal period. Revenues for this segment vary by plan type but generally include interest spread, minimal asset-based fees, and mutual fund reimbursement. The large state plans typically have only a per participant based administrative fee which is specific to the case. These per participant charges may vary based on plan size and the level of services provided.

Model Assumptions

Premium

Case level projected premiums were provided by the Company. These amounts are based on historical experience and generally assume the following suspension pattern by projection year.

Public Sector:

Premium Suspension

Projection Year	Rate
1	0%
2	2%
3	3%
4	3%
5	3%
6	3%
7	3%
8	4%
9	4%
10	4%
15	5%
20	7%

MILLIMAN

Lapse Rates

Case level partial withdrawals are based on historical experience; weighted average rates for the public sector inforce business are as follows:

Public Sector:

Aggregate Partial

Withdrawal Rates

Duration	Rate
1	7%
2	7%
3	8%
4	8%
5	8%
6	8%
7	9%
8	9%
9	9%
10	9%
15	11%
20	13%

Full surrender rates for these are roughly .50% annually and represents the minimal turnover experience of these plans.

Mortality

No explicit assumption for mortality is incorporated in this analysis as this decrement is implicitly included in the participant withdrawal rates.

Commissions

Nationwide Retirement Services, Inc. (“NRS”) is the sales entity through which public sector plans are originated. NLIC pays NRS a commission based of annual deposits into the plans. As this analysis reflects financial information on a consolidated basis, we have omitted commissions from this analysis

Separate Account Growth

Separate account growth assumptions are based on the following assumed allocations between equity, bond and money market accounts. These allocations are based on information provided by the company.

Fund Allocation

Model Indices	Allocation Percent	Assumed Return
S&P 500	56.1%	10.0%
NASDAQ	0	12.0
Russell 2000	15.3	11.0
EAFE	12.3	10.0
SBBIG	0.4	6.0
Money Market	3.7	4.0
Asset Allocation	12.0	9.0

Weighted Average Gross Return		9.78%
Weighted Average Investment Management Fees		1.00%

MILLIMAN

The above allocations apply to both insurance product and non-insurance product separate account funds.

Credited Rates

The general account products included in this segment do not generally contain stated renewal dates for interest crediting purposes. We have assumed business provides for credited interest to be reset annually with the rate guaranteed until the next reset date.

Projected credited rate spreads were provided by the Company and are based on historical experience. The weighted average spread for the first projection year is roughly 160 bps; this amount grades down slowly over the projection period.

Reserves

Consistent with Company practice, statutory reserves for the general account business are assumed equal to the account value.

Expenses

Maintenance assumptions are assumed to be .20% of premium plus .30% of account value.

Acquisition expenses are assumed to equal .80% of premium.

Taxes

Federal Income Tax Rate:	35%
DAC Tax Rate:	Not applicable on qualified business

We have assumed tax reserves are equal to statutory reserve.

Product Specifications

Administrative Fees

Administrative fees may be comprised of asset-based charges, flat fees, and/or per participant charges. Pricing for this business is generally customized at the plan level, with administrative fees determined based on the level of compensation paid to the producer, along with expected costs to administer the business.

Asset based fees for the public sector business with full service arrangements is approximately 55 bps at the start of the projection period; this amount grades down over time depending upon the size of case assets at each annual renewal date. The fees on administrative-only assets are roughly 5 bps throughout the projection period.

For the large market cases, administrative fees are generally based on a per participant charge. These fees account for approximately $27 million of 2007 revenue for this segment.

MILLIMAN

Mutual Fund Reimbursement

The Company provided revenue sharing assumptions for this business segment. The assumed mutual fund reimbursement on the variable annuity funds is 30 bps. For administrative-only separate accounts, 5 bps is assumed on the separate account funds.

Credited Rate Spreads

Credited rates are generally set equal to the earned rate less a spread. Spreads were provided by the Company and are based on historical experience.

Regarding the administrative only fixed account funds, we have assumed, under direction of the Company, that the credited rate is based on the five year Treasury rate.

Surrender Charges

Surrender charges are not applicable and have not been reflected in this analysis.

Future Business

Future business projections were based on characteristics of existing business model plans. The allocation of premiums was based on the composition of new business premiums during the 4th quarter of 2007.

Full service arrangements represent roughly 45% of assumed new business while administrative only plans represent 55% of new premiums.

Model Assumptions

New business assumptions generally parallel those used for existing business unless noted below.

Product Specifications

Administrative Fees

Asset based fees generally reflect fee levels on existing business. Fees average 25 bps across total public sector separate account values and grade down over time and are approximately 10 bps by the end of the tenth projection year.

Consistent with the existing business model for large market cases, administrative fees are assessed on a per participant charge.

Mutual Fund Reimbursement

Consistent with the existing business model, roughly 30 bps of mutual fund reimbursement is assumed on funds backing the NLIC group variable annuities and 5 bps is assumed on ASO separate account funds.

MILLIMAN

Credited Rate Spreads

Spreads were provided by the Company and are based on recent experience. The weighted average spread on new business is roughly 150 bps during the first projection year, and declines slowly over the projection period.

Surrender Charges

Surrender charges are not applicable and have not been reflected in this analysis.

MILLIMAN

IV.	Participant Managed Accounts

The Company expects strong growth in participant managed accounts whereby third party investment advisors offer money management/investment advisory services directly to plan participants. The Company’s forecasted revenue, pre-tax earnings, sales and managed account asset base for each business segment is shown below:

Nationwide Financial Services

Managed Accounts Forecast ( $ thousands)

	2008	2009	2010	2011
Public Sector
Revenue	$2,578	$5,153	$7,876	$10,735
Pre-Tax Earnings	1,071	2,347	4, 017	5,587

Sales	460,000	483,000	507,150	532,508
Assets	$695,400	$1,178,400	$1,685,550	$2,218,058

Private Sector
Revenue	$9,800	$15,800	$20,800	$26,100
Pre-Tax Earnings	4,200	8,100	11,800	15,800

Sales	779,900	1,187,300	1,387,350	1,582,293
Assets	$2,736,500	$3,560,700	$4,487,550	$5,461,143

We have incorporated the above business plan, and an extension thereof, in our analysis.

MILLIMAN

APPENDIX E

Nationwide Financial

Individual Protection Models and Assumptions

Existing Business

I.	TRADITIONAL LIFE – NATIONWIDE FINANCIAL GROUP

A.	Model Definition

Larger Whole Life and Term Life plans from the model used to project this business are summarized in the following table.

Model Plan	Description	Sex	Risk Class	Band	Issue Ages	Issue Years
1600	Par Whole Life	M,F	S	1	15,25,35,45,55	48-63
1800	Par Whole Life	M,F	S	1	05,15,25,35,45,55,65	64-82
1869	Par Whole Life	M,F	S	1	15,25,35,45,55	64-76
1A76	Par Whole Life	M,F	P,N,S	1	15,25,35,45,55,65	82-84
1E00	Par Whole Life	M,F	P,N,S	1	05,15,25,35,45,55,65,75,85	89-97
1E50	Par Whole Life	M,F	P,N,S	1	05,15,25,35,45,55,65,75,85	92-07
GT10	10 Yr Term	M,F	P,N,S	1,2,3,4,5	25,35,45,55,65	02-07
GT20	20 Yr Term	M,F	P,N,S	1,2,3,4,5	25,35,45,55	02-07
GT30	30 Yr Term	M,F	P,N,S	1,2,3,4,5	25,35,45	02-07
RL10	10 Yr Term	M,F	N,S	1,2,3,4,5	25,35,45,55,65	04-07
RL20	20 Yr Term	M,F	N,S	1,2,3,4,5	25,35,45,55,65	04-07
RL30	30 Yr Term	M,F	N,S	1,2,3,4,5	25,35,45,55	04-07
GL10	10 Yr Term	M,F	P,N,S	1,2,3,4,5	25,35,45,55,65	04-07
GL20	20 Yr Term	M,F	P,N,S	1,2,3,4,5	25,35,45,55,65	04-07
GL30	30 Yr Term	M,F	P,N,S	1,2,3,4,5	25,35,45,55	04-07
5D40	20 Year Term	M,F	P,N,S	2,3,4,5	25,35,45,55	97-99
5D60	ART	M,F	P,N,S	1,2,3,4,5	25,35,45,55,65	98-03
5D70	10 Year Term w/ART	M,F	P,N,S	2,3,4,5	25,35,45,55,65	98-03
5D80	20 Year Term w/ART	M,F	P,N,S	2,3,4,5	25,35,45,55	98-03

B.	Initial Inforce as of December 31, 2007

The table below summarizes the initial inforce along with the actual/model comparison.

Nationwide Financial Group

Traditional Life

As of December 31, 2007

(dollars in thousands)

Model Plan	Policy Count	Face Amount	Mean Reserve	PUA Reserve	Cash Value	Loan Amount
1200	1,113	$1,349	$951	$206	$313	$52
1399	3,387	5,171	3,430	986	3,448	415
1400	5,641	8,752	5,865	1,163	5,749	668
1599	5,638	17,162	11,616	2,440	11,672	1,973
1600	15,719	81,558	54,767	8,354	53,654	9,787
1665	2,016	13,669	9,765	1,410	9,795	2,544
1666	3,528	20,983	10,809	1,141	10,617	3,876
1701	395	3,040	1,796	354	1,743	559
1769	219	4,773	3,038	620	3,027	1,153

MILLIMAN

Nationwide Financial Group

Traditional Life

As of December 31, 2007

(dollars in thousands)

Model Plan	Policy Count	Face Amount	Mean Reserve	PUA Reserve	Cash Value	Loan Amount
1800	76,529	$565,757	$243,925	$59,615	$242,322	$63,965
1801	536	4,975	2,295	643	2,278	1,001
1820	6,156	20,318	9,502	2,397	9,581	2,242
1865	5,014	41,952	21,462	5,861	21,583	6,613
1866	4,985	38,912	11,188	1,921	11,276	3,365
1869	3,441	80,496	38,373	11,272	38,070	14,619
1870	695	27,205	11,907	3,225	11,781	3,664
1876	1	19	7	7	7	5
1899	4,527	22,437	13,358	2,258	13,456	612
1A25	808	9,511	1,143	133	997	114
1A76	21,485	346,564	115,648	13,302	115,080	24,938
1A90	279	3,422	1,004	387	1,015	102
2285	27	15	11	3	11	1
2599	9,276	11,939	7,382	1,404	7,393	1,652
2685	7,802	15,317	9,306	1,654	9,136	1,621
2870	547	3,615	2,449	623	2,471	635
3665	64	749	586	145	562	99
3865	363	4,149	2,998	642	3,032	973
4767	3,604	20,723	15,655	1,747	15,725	3,549
8A40	228	2,284	30	0	12	2
8A45	0	798	8	0	3	0
8A50	320	9,268	347	0	125	40
8A55	0	3,169	95	0	22	0
5165	12	12	7	0	7	0
5320	126	63	9	0	0	0
5565	6	20	1	0	0	0
5705	6	29	1	0	0	0
5805	96	845	10	0	0	0
5868	0	181,248	1,695	0	0	0
5870	795	60,392	492	0	0	0
5886	0	3,583	25	0	0	0
5898	7,932	56,089	6,451	0	6,293	0
5A25	324	3,640	6	0	0	0
5A40	2,464	205,309	1,265	0	0	0
5A50	0	23,307	141	0	0	0
5B00	200	34,678	128	0	0	0
5B18	0	560	1	0	0	0
5B69	0	481,371	4,802	0	0	0
5C00	5,014	598,034	1,479	0	0	0
5C09	0	43,285	103	0	0	0
5D00	4,324	919,625	2,607	0	0	0
5D10	0	22,065	57	0	0	0
5D30	4,296	666,628	1,922	0	0	0
5E96	4,331	72,332	2,428	0	2,311	0
5M07	0	100	0	0	0	0
8860	25	175	1	0	0	0
8867	0	23,524	1,276	0	0	0
8884	0	6,668	155	0	28	0
8A20	0	76	1	0	0	0
8A22	0	60	1	0	0	0
8A53	0	5,167	157	0	45	0
8A61	2	23	1	0	0	0
8A67	0	7,357	180	0	0	0
8B20	753	11,015	147	0	0	0

MILLIMAN

Nationwide Financial Group

Traditional Life

As of December 31, 2007

(dollars in thousands)

Model Plan	Policy Count	Face Amount	Mean Reserve	PUA Reserve	Cash Value	Loan Amount
8B21	2,431	$70,381	$656	0	0	0
8B22	3,048	110,876	1,079	0	0	0
8B23	1,570	81,385	1,229	0	0	0
8B24	4,226	268,366	4,827	0	0	0
8B70	0	1,265	13	0	0	0
8B71	0	12,951	97	0	0	0
8B72	0	47,967	236	0	0	0
8B73	0	36,619	370	0	0	0
8B74	0	77,888	1,180	0	0	0
8C25	278	5,071	80	0	0	0
8C26	1,659	49,826	488	0	0	0
8C27	1,988	77,435	664	0	0	0
8C28	1,322	70,850	1,187	0	0	0
8C29	4,827	334,995	8,182	0	0	0
1A76	27,537	389,342	106,287	$20,486	$105,362	$18,819
1A90	1,669	19,083	6,029	3,143	6,091	589
1B00	604	7,799	1,552	61	1,559	181
1B20	0	5,114	1,608	0	1,632	0
1E00	95,329	1,431,964	241,089	19,313	236,130	32,673
1E50	29,848	921,900	101,550	12,433	93,414	13,349
1E60	0	9,853	1,943	0	1,900	0
1E99	1,480	9,508	4,790	174	4,850	58
8A35	0	5	0	0	0	0
8A40	243	6,017	182	0	49	0
8A45	0	2,010	49	0	12	0
8A50	482	18,037	737	0	316	35
8A55	0	3,925	128	0	38	0
1F00	1,472	37,437	21	0	0	0
1F20	936	35,922	11	0	0	0
5868	0	65,970	661	0	0	0
1900	6,346	54,495	22,226	0	22,053	2,584
1970	49	1,425	698	0	692	71
1F00	4,212	204,190	5,941	19	3,086	96
1F20	5,666	175,804	6,756	51	4,715	182
5905	671	10,465	117	0	0	0
5965	233	2,617	238	0	0	20
5968	0	284	1	0	0	0
5D40	3,097	658,153	1,514	0	0	0
5D60	9,136	2,030,071	4,542	0	0	0
5D70	8,582	2,142,264	7,259	0	0	0
5D80	22,728	5,574,216	10,622	0	0	0
8955	3	13	0	0	0	0
8960	1,241	11,499	96	0	0	0
8967	0	864	47	0	0	0
8984	0	282	7	0	2	0
GL10	15,495	6,216,600	14,532	0	0	0
GL20	33,935	13,806,974	45,422	0	0	0
GL30	8,090	2,517,886	8,635	0	0	0
GT10	7,112	2,176,612	12,103	0	0	0
GT20	18,405	6,155,773	72,598	0	0	0
GT30	3,752	931,007	13,538	0	0	0
RL10	14,691	4,432,825	13,592	0	0	0
RL20	32,004	9,722,779	42,380	0	0	0
RL30	7,679	1,772,195	8,045	0	0	0
Total Actual	599,125	$67,626,385	$1,414,098	$179,591	$1,096,543	$219,496

Total Model	599,327	$67,598,282	$1,397,643	$179,450	$1,077,619	$214,686

Actual/Model	100%	100%	101%	100%	102%	102%

MILLIMAN

C.	Product Specifications

Product specifications such as premiums, and policy fees were received from Nationwide Financial Group.

D.	Actuarial Assumptions

1.	Policy Lapses (Sample Issue Age 35, Male, Nonsmoker)

	Whole Life Model Plans *					Term Model Plans
Policy Year	1600	1800, 1869	1A76	1E00	1E50	5D40	5D60	5D70	5D80
1	27.00%	22.00%	25.00%	25.00%	14.00%	18.00%	19.00%	19.00%	19.00%
2	8.00	10.00	14.00	14.00	10.00	16.00	19.00	19.00	19.00
3	5.50	5.70	12.00	12.00	6.00	14.00	17.00	17.00	17.00
4	5.00	4.50	12.00	12.00	6.00	10.00	15.00	15.00	15.00
5	5.00	4.30	10.00	10.00	6.00	10.00	15.00	15.00	15.00
6	4.00	3.70	8.00	10.00	5.00	10.00	13.50	13.50	13.50
7	3.00	3.30	8.00	10.00	5.00	10.00	12.00	12.00	12.00
8	3.00	3.00	8.00	10.00	5.00	10.00	11.00	11.00	11.00
9	3.00	2.70	8.00	10.00	5.00	10.00	10.00	10.00	10.00
10	3.00	2.50	8.00	10.00	5.00	10.00	10.00	10.00	10.00
11	2.50	2.00	7.00	8.00	5.00	15.00	10.00	15.00	10.00
12	2.50	2.00	7.00	8.00	5.00	15.00	10.00	15.00	10.00
13	2.50	2.00	7.00	8.00	5.00	15.00	10.00	15.00	10.00
14	2.50	2.00	7.00	8.00	5.00	15.00	10.00	15.00	10.00
15	2.50	2.00	7.00	8.00	5.00	15.00	10.00	15.00	10.00
16	2.50	2.00	5.00	5.00	5.00	15.00	10.00	15.00	10.00
17	2.50	2.00	5.00	5.00	5.00	15.00	10.00	15.00	10.00
18	2.50	2.00	5.00	5.00	5.00	15.00	10.00	15.00	10.00
19	2.50	2.00	5.00	5.00	5.00	15.00	10.00	15.00	10.00
20	2.50	2.00	5.00	5.00	5.00	100.00	10.00	15.00	10.00

*	Plans 1600, 1800, 1869, 1A76, 1E00, 1E50 5D40, 5D60, 5D70, 5D80 all apply a 92% scalar for lapses in policy year 1.
*	There is a 75% projection year scalar for 1800, 1869, 1A76, 1E00, 1E50, 5D40, 5D60, 5D70, 5D80.

MILLIMAN

	Term Model Plans
Policy Year	GT10	GT20	GT30	RL10*	RL20*	RL30*	GL10	GL20	GL30
1	14.00%	14.00%	14.00%	10.50%	9.50%	8.50%	14.50%	9.50%	8.50%
2	14.00	14.00	14.00	11.50	10.50	9.50	15.50	10.50	9.50
3	13.00	13.00	13.00	10.00	9.00	8.00	14.00	9.00	8.00
4	12.00	12.00	12.00	10.00	9.00	8.00	13.00	9.00	8.00
5	11.00	11.00	11.00	10.00	9.00	8.00	11.50	9.00	8.00
6	9.00	9.00	9.00	10.00	9.00	8.00	10.00	9.00	8.00
7	9.00	9.00	9.00	9.50	8.50	7.50	9.50	8.50	7.50
8	9.00	9.00	9.00	9.00	8.00	7.00	9.00	8.00	7.00
9	9.00	9.00	9.00	10.50	7.00	7.00	10.50	7.00	7.00
10	15.00	9.00	9.00	100.00	7.00	7.00	15.00	7.00	7.00
11	15.00	8.00	8.00		7.00	7.00	15.00	7.00	7.00
12	15.00	8.00	8.00		7.00	7.00	15.00	7.00	7.00
13	15.00	8.00	8.00		7.00	7.00	15.00	7.00	7.00
14	15.00	8.00	8.00		7.00	7.00	15.00	7.00	7.00
15	15.00	8.00	8.00		7.00	7.00	15.00	7.00	7.00
16	15.00	8.00	8.00		7.00	7.00	15.00	7.00	7.00
17	15.00	8.00	8.00		7.00	7.00	15.00	7.00	7.00
18	15.00	8.00	8.00		9.00	7.00	15.00	9.00	7.00
19	15.00	8.00	8.00		10.50	7.00	15.00	10.50	7.00
20	15.00	15.00	8.00		100.00	7.00	15.00	15.00	7.00

*	The RL10, RL20 and RL30 are all Nationwide Financial Reinsurance Plans that only cover the level premium period.

Shock Lapse for Term Plans

	Level Premium Period
Lapse at End of Term	10 Year	20 Year
N	70%	80%
N+1	55	60
N+2	25	25
N+3 and later	15	15

For 30 year term products, a 100% shock lapse is assumed at the end of the level term period. The above shock lapses include the 15% ultimate lapse rate starting at the end of the level term period.

2.	Mortality

The mortality assumptions are based on Nationwide’s pricing assumptions and recent experience studies.

Mortality improvement of 1% per year for 15 years is also assumed.

Mortality Anti-Selection

Mortality anti-selection is assumed at the end of the level term period. Mortality anti-selection is based upon the Dukes-MacDonald methodology, assuming an 80% efficiency ratio.

The following tables contain sample anti-selection multiples developed from the Dukes-MacDonald methodology discussed above.

MILLIMAN

Sample Anti-Selection Factors - Model Plan GT20*

Male, 20 Year Term, Issue Ages 35, 45, 55

Classes Standard Non-smoker, Preferred Non-smoker, Standard Smoker

	Standard Non-smoker			Preferred Non-smoker			Standard Smoker
Policy Year	35	45	55	35	45	55	35	45	55
1-20	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
21	2.38	2.53	2.60	2.36	2.53	2.61	2.48	2.54	2.57
22	2.24	2.44	2.65	2.22	2.44	2.64	2.43	2.56	2.89
23	2.11	2.32	2.70	2.09	2.33	2.67	2.38	2.55	3.37
24	1.98	2.23	2.83	1.97	2.24	2.78	2.34	2.59	4.45
25	1.86	2.18	3.01	1.85	2.20	2.93	2.31	2.68	7.56

*	Benefit ratios were floored at 50% of premium following the end of level term period.

Sample Anti-Selection Factors – Model Plan GL20*

Male, 20 Year Term, Issue Ages 35, 45, 55

Classes Standard Non-smoker, Preferred Non-smoker, Standard Smoker

	Standard Non-smoker			Preferred Non-smoker			Standard Smoker
Policy Year	35	45	55	35	45	55	35	45	55
1-20	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
21	2.22	2.37	2.56	2.26	2.40	2.57	2.14	2.32	2.47
22	2.03	2.12	2.50	2.09	2.16	2.51	1.93	2.04	2.40
23	1.89	1.94	2.49	1.97	1.99	2.49	1.76	1.81	2.38
24	1.78	1.80	2.56	1.87	1.87	2.53	1.64	1.62	2.45
25	1.72	1.71	2.68	1.81	1.79	2.62	1.56	1.49	2.61

5	Benefit ratios were floored at 50% of premium following the end of level term period.

3.	Premiums

Premium factors and policy fees were received from Nationwide Financial Group. The model assumed quarterly premium payments for the whole life plans and the actual premium payment mode for the term plans.

4.	Reserves and Cash Values

Plan	Basis	Valuation Interest Rate
1600	1941 CSO ANB Combined	2.50%
1800, 1869	1958 CSO ALB Combined	2.50
1A76	1958 CSO ALB Combined	4.00
1E00, 1E50	1980 CSO ALB M/F N/S	4.50
5D40, 5D60, 5D70, 5D80	1980 CSO ALB M/F N/S	4.00
GT10, GT20, GT30, RL10, RL20, RL30, GL10,	2001 CSO ALB M/F N/S	4.00
GL20, GL30,

Appropriate XXX reserve calculation is used for the term plans. No cash surrender value is paid upon lapse on term plans.

MILLIMAN

5.	Commissions

Agent Commission Rates

	Policy Year
Model Plans	1	2	3	4	5+
1600, 1869	3.00%	3.00%	3.00%	3.00%	3.00%
1800	55.00	10.00	10.00	3.00	3.00
1A76	50.00	20.00	5.00	5.00	3.00
1E00	50.00	20.00	5.00	3.00	3.00
1E50	50.00	10.00	5.00	3.00	3.00
5D40	25.00	15.00	5.00	3.00	3.00
5D60, 5A70, 5D80	32.00	15.00	5.00	3.00	3.00
GT10, GT20, GT30	82.40	5.00	5.00	5.00	5.00
GL10, GL20, GL30	131.00	0.00	0.00	0.00	0.00
RL10, RL20, RL30*	0.00	0.00	0.00	0.00	0.00

*	RL plans pay GL plan reinsurance expense allowances.

6.	Expenses

Unit expense factors are based upon industry best-practice assumptions and allowables with additional guidance from the Company.

Type	Factor
Maintenance
Per Policy	$40 perm /$30 term
Percentage of Premium	2.00%

Per policy maintenance expense was inflated at 2% per year.

7.	Policy Loans

Model Plan	Earned Rate
1600	5.00%
1800, 1869	6.00
1A76, 1E00, 1E50	7.41

8.	Dividends

Dividend Portion to Cash: 18%

Dividend Portion to Accumulation: 58%

Dividend Portion to PUAs: 24%

Dividend Accumulation Current Rate: 4.75%

Dividend Accumulation Credit Spread: 0.75%

Dividend Accumulation Surrender Rate: 3.50%

9.	Taxes

Federal Income Tax Rate:	35%
DAC Tax Rate:	7.70% on non-qualified premiums

MILLIMAN

10.	Reinsurance

Company	Quarter	Plan	Issue Year	Percent Reinsured
				1-10	11-20	21-30	31+
NonParLA	1,2,3,4	GL10	2004-07	100%	25%	25%	25%
NonParNL	1,2,3,4	GL10	2004-07	25	25	25	25
NonParLA	1,2,3,4	GL20	2004-07	100	100	25	25
NonParNL	1,2,3,4	GL20	2004-07	25	25	25	25
NonParLA	1,2,3,4	GL30	2004-07	100	100	100	25
NonParNL	1,2,3,4	GL30	2004-07	25	25	25	25
NonParLA	1,2	GT10	2004	100	90	90	90
NonParLA	3,4	GT10	2004	100	60	60	60
NonParLA	1,2,3,4	GT10	2005-07	100	25	25	25
NonParNL	1,2	GT10	2004	90	90	90	90
NonParNL	3,4	GT10	2004	60	60	60	60
NonParNL	1,2,3,4	GT10	2005-07	25	25	25	25
NonParLA	1,2	GT20	2004	100	100	90	90
NonParLA	3,4	GT20	2004	100	100	60	60
NonParLA	1,2,3,4	GT20	2005-07	100	100	25	25
NonParNL	1,2	GT20	2004	90	90	90	90
NonParNL	3,4	GT20	2004	60	60	60	60
NonParNL	1,2,3,4	GT20	2005-07	25	25	25	25
NonParLA	1,2	GT20	2004	100	100	100	90
NonParLA	3,4	GT20	2004	100	100	100	60
NonParLA	1,2,3,4	GT20	2005-07	100	100	100	25
NonParNL	1,2	GT20	2004	90	90	90	90
NonParNL	3,4	GT20	2004	60	60	60	60
NonParNL	1,2,3,4	GT20	2005-07	25	25	25	25

Reinsurance Expense Allowance

Plan	Quarter	Issue Year	Band	Expense Allowance
				1	2-10	11-20	21-30	31+
GT10	1	2004	1	93.1%	40.65%	46.55%	46.55%	46.55%
GT10	2-3	2004	1	93.10	38.90	44.80	44.80	44.80
GT10	4	2004	1	72.40	38.90	44.80	44.80	44.80
GT10	all	2005-07	1	48.25	34.00	43.75	43.75	43.75
GT10	1	2004	2	93.10	35.95	41.85	41.85	41.85
GT10	2-3	2004	2	93.10	33.70	39.60	39.60	39.60
GT10	4	2004	2	72.40	33.70	39.60	39.60	39.60
GT10	all	2005-07	2	48.25	31.25	41.00	41.00	41.00
GT10	1	2004	3	92.40	27.15	33.05	33.05	33.05
GT10	2-3	2004	3	92.40	25.65	31.55	31.55	31.55
GT10	4	2004	3	68.60	25.65	31.55	31.55	31.55
GT10	all	2005-07	3	43.00	24.25	34.00	34.00	34.00
GT10	1	2004	4	92.20	21.30	27.20	27.20	27.20
GT10	2-3	2004	4	92.20	20.05	25.95	25.95	25.95
GT10	4	2004	4	68.80	20.05	25.95	25.95	25.95
GT10	all	2005-07	4	41.50	20.75	30.50	30.50	30.50
GT10	1	2004	5	92.00	19.05	24.95	24.95	24.95
GT10	2-3	2004	5	92.00	18.05	23.95	23.95	23.95
GT10	4	2004	5	68.00	18.05	23.95	23.95	23.95
GT10	all	2005-07	5	40.00	18.75	28.50	28.50	28.50

MILLIMAN

Plan	Quarter	Issue Year	Band	Expense Allowance
				1	2-10	11-20	21-30	31+
GT20	1	2004	1	93.10%	40.65%	40.65%	54.45%	54.45%
GT20	2-3	2004	1	93.10	40.90	40.90	54.70	54.70
GT20	4	2004	1	72.40	40.90	40.90	54.70	54.70
GT20	all	2005-07	1	48.25	36.00	36.00	59.25	59.25
GT20	1	2004	2	93.10	35.95	35.95	49.75	49.75
GT20	2-3	2004	2	93.10	34.70	34.70	48.50	48.50
GT20	4	2004	2	72.40	34.70	34.70	48.50	48.50
GT20	all	2005-07	2	48.25	32.25	32.25	55.50	55.50
GT20	1	2004	3	92.40	27.15	27.15	33.75	33.75
GT20	2-3	2004	3	92.40	26.15	26.15	32.75	32.75
GT20	4	2004	3	68.60	26.15	26.15	32.75	32.75
GT20	all	2005-07	3	43.00	24.75	24.75	34.50	34.50
GT20	1	2004	4	92.20	21.30	21.30	27.90	27.90
GT20	2-3	2004	4	92.20	19.80	19.80	26.40	26.40
GT20	4	2004	4	68.80	19.80	19.80	26.40	26.40
GT20	all	2005-07	4	41.50	20.50	20.50	30.25	30.25
GT20	1	2004	5	92.00	19.05	19.05	25.65	25.65
GT20	2-3	2004	5	92.00	17.80	17.80	24.40	24.40
GT20	4	2004	5	68.00	17.80	17.80	24.40	24.40
GT20	all	2005-07	5	40.00	18.50	18.50	28.25	28.25

GT30	1	2004	1	93.10	40.65	40.65	40.65	47.60
GT30	2-3	2004	1	93.10	43.15	43.15	43.15	50.10
GT30	4	2004	1	72.40	43.15	43.15	43.15	50.10
GT30	all	2005-07	1	0.48	0.43	0.43	0.43	0.50
GT30	1	2004	2	93.10	35.95	35.95	35.95	42.90
GT30	2-3	2004	2	93.10	37.70	37.70	37.70	44.65
GT30	4	2004	2	72.40	37.70	37.70	37.70	44.65
GT30	all	2005-07	2	48.25	35.25	35.25	35.25	45.00
GT30	1	2004	3	92.40	27.15	27.15	27.15	34.10
GT30	2-3	2004	3	92.40	29.40	29.40	29.40	36.35
GT30	4	2004	3	68.60	29.40	29.40	29.40	36.35
GT30	all	2005-07	3	43.00	28.00	28.00	28.00	37.75
GT30	1	2004	4	92.20	21.30	21.30	21.30	28.25
GT30	2-3	2004	4	92.20	24.30	24.30	24.30	31.25
GT30	4	2004	4	68.80	24.30	24.30	24.30	31.25
GT30	all	2005-07	4	41.50	25.00	25.00	25.00	34.75
GT30	1	2004	5	92.00	19.05	19.05	19.05	26.00
GT30	2-3	2004	5	92.00	22.30	22.30	22.30	29.25
GT30	4	2004	5	68.00	22.30	22.30	22.30	29.25
GT30	all	2005-07	5	40.00	23.00	23.00	23.00	32.75

GL10	all	2004	1	31.00	31.00	31.00	31.00	31.00
GL10	all	2005-07	1	48.25	30.50	30.50	30.50	30.50
GL10	all	2004	2	31.00	31.00	31.00	31.00	31.00
GL10	all	2005-07	2	48.25	26.00	26.00	26.00	26.00
GL10	all	2004	3	24.00	24.00	24.00	24.00	24.00
GL10	all	2005-07	3	43.00	19.25	19.25	19.25	19.25
GL10	all	2004	4	22.00	22.00	22.00	22.00	22.00
GL10	all	2005-07	4	41.50	17.75	17.75	17.75	17.75
GL10	all	2004	5	20.00	20.00	20.00	20.00	20.00
GL10	all	2005-07	5	40.00	16.25	16.25	16.25	16.25

GL20	all	2004	1	31.00	31.00	31.00	31.00	31.00
GL20	all	2005-07	1	48.25	32.75	32.75	32.75	32.75
GL20	all	2004	2	31.00	31.00	31.00	31.00	31.00
GL20	all	2005-07	2	48.25	26.25	26.25	26.25	26.25
GL20	all	2004	3	24.00	24.00	24.00	24.00	24.00
GL20	all	2005-07	3	43.00	20.25	20.25	20.25	20.25
GL20	all	2004	4	22.00	22.00	22.00	22.00	22.00
GL20	all	2005-07	4	41.50	18.75	18.75	18.75	18.75
GL20	all	2004	5	20.00	20.00	20.00	20.00	20.00
GL20	all	2005-07	5	40.00	17.25	17.25	17.25	17.25

MILLIMAN

Plan	Quarter	Issue Year	Band	Expense Allowance
				1	2-10	11-20	21-30	31+
GL30	all	2004	1	31.00%	31.00%	31.00%	31.00%	31.00%
GL30	all	2005-07	1	48.25	35.25	35.25	35.25	35.25
GL30	all	2004	2	31.00	31.00	31.00	31.00	31.00
GL30	all	2005-07	2	48.25	30.75	30.75	30.75	30.75
GL30	all	2004	3	24.00	24.00	24.00	24.00	24.00
GL30	all	2005-07	3	43.00	25.00	25.00	25.00	25.00
GL30	all	2004	4	22.00	22.00	22.00	22.00	22.00
GL30	all	2005-07	4	41.50	23.50	23.50	23.50	23.50
GL30	all	2004	5	20.00	20.00	20.00	20.00	20.00
GL30	all	2005-07	5	40.00	22.00	22.00	22.00	22.00

MILLIMAN

II.	TRADITIONAL LIFE – PROVIDENT MUTUAL

A.	Model Definition

Open block plans in the model used to project this business are summarized in the following table.

Provident Mutual

Traditional Life Model

Model Plan	Description	Sex	Class	Issue Ages	Issue Years
A079	Par Whole Life	X	X	20,35,44,56	83-94
A093	Par Whole Life	X	X	25,35,45	83-96
A094	Par Whole Life	X	X	25,34	86-94
A046	Par Whole Life	X	X	28	74-86
A047	Par Whole Life	X	X	40	87-97
A206	Par Whole Life	X	X	25,34,44,57,70	80-97
A207	Par Whole Life	X	X	22,35,44,54,62,70	80-03
A217	Par Whole Life	X	X	30,42,55,65	80-93
A218	Par Whole Life	X	X	35,49,65	80-88
A219	Par Whole Life	X	X	50,60,72	90-01
A222	Par Whole Life	X	X	44,54,65,76	90-99
A255	Par Whole Life	X	X	23,34,45	74-87
A256	Par Whole Life	X	X	27,38,50	80-05
ISWL	Interest Sensitive Whole Life	M	X	25,35,45,55	83-96

B.	Initial Inforce as of September 30, 2007

The table below summarizes the initial inforce along with the actual/model comparison.

Provident Mutual

Traditional Life

As of September 30, 2007

Closed Block

(dollars in thousands)

Model Plan	Policy Count	Face Amount	PUA Amount
A148	112	$485	$157
A149	2,568	8,092	2,793
A150	365	2,923	493
A151	6,506	37,894	11,958
A152	59	1,085	150
A153	135	1,534	172
A154	2,652	22,533	8,445
A155	252	3,937	1,694
A156	17	2,058	671
A159	2,219	150,616	23,465
A160	344	65,763	11,311
A161	1,022	43,016	4,895
A162	917	61,203	19,515
A164	2,095	18,542	67,852
A165	736	8,844	27,867
A167	3,397	33,505	175,731
A168	1,120	16,988	58,611
A169	346	57,515	72,819
A170	118	549	87
A171	141	273	32
A172	2,076	8,744	1,840
A173	180	1,759	159
A174	139	1,842	68

MILLIMAN

Provident Mutual

Traditional Life

As of September 30, 2007

Closed Block

(dollars in thousands)

Model Plan	Policy Count	Face Amount	PUA Amount
A175	166	$1,887	$97
A176	202	1,046	111
A177	310	3,526	179
A178	621	1,724	909
A179	868	4,437	1,927
A180	1,787	17,436	2,543
A181	1,649	23,455	3,558
A182	2,526	31,680	4,483
A183	3,067	15,579	4,162
A184	5,486	55,942	11,257
A185	863	6,850	925
A186	628	11,447	626
A187	224	2,173	193
A188	398	7,052	502
A189	797	6,599	1,086
A190	3,073	33,985	4,186
A191	10,797	225,398	29,565
A192	2,027	23,927	8,642
A193	8,408	142,265	21,976
A194	164	11,564	1,156
A195	543	29,778	4,577
A196	199	6,098	992
A197	4,269	60,703	8,585
A198	311	21,002	1,188
A199	34	1,950	58
A200	164	10,768	2,799
A202	90	11,450	1,650
A203	346	54,321	6,865
A204	1,465	69,834	28,044
A205	273	31,360	3,870
A206	2,481	74,299	15,249
A207	3,444	212,042	45,476
A208	1,483	17,885	3,184
A209	2,261	38,750	5,739
A210	22	2,839	22
A211	165	16,827	3,317
A212	2,175	190,822	39,324
A213	613	48,236	6,287
A214	330	24,071	1,861
A215	85	8,706	5,834
A216	51	6,310	104
A217	702	7,973	1,085
A218	1,309	28,739	5,277
A219	887	22,237	2,562
A220	1,778	79,152	7,542
A221	348	7,731	539
A222	972	23,827	2,607
A223	1,997	165,393	17,096
A224	807	16,507	1,325
A237	93	42	3
A238	131	681	458
A239	571	1,355	218
A240	296	1,919	907
A241	1,015	1,692	195
A242	228	343	20
A243	891	6,621	518

MILLIMAN

Provident Mutual

Traditional Life

As of September 30, 2007

Closed Block

(dollars in thousands)

Model Plan	Policy Count	Face Amount	PUA Amount
A244	706	$4,584	$387
A245	421	1,987	168
A246	271	3,208	561
A247	609	17,992	6,205
A248	386	10,972	2,633
A249	1,738	11,365	301
A250	56	2,661	0
A251	38	2,515	0
A252	20	951	0
A253	89	1,317	0
A254	84	5,857	0
A255	1	70	0
A256	930	228,628	0
A257	3,351	632,715	0
A291	1,131	38,927	20,472
A294	35	325	80
A295	81	3,013	731
A301	898	33,387	4,041
A302	1,926	62,909	7,221
A303	1	150	16
A304	188	6,812	1,772
A305	45	1,696	536
A306	93	5,728	1,084
A307	55	1,609	240
A013	1,124	4,697	92
A014	3,375	10,416	151
A046	126	778	662
A047	247	1,707	918
A048	178	592	345
A049	351	1,682	1,407
A050	355	794	1,076
A051	1,254	3,625	3,669
A052	235	4,215	915
A053	241	1,395	788
A054	237	1,462	907
A055	143	3,073	871
A056	950	9,154	5,626
A057	192	755	0
A058	56	1,563	0
A059	266	3,334	1,308
A060	58	3,416	0
A061	186	321	522
A062	23	823	138
A063	443	10,020	2,761
A064	51	6,042	0
A065	861	4,538	2,833
A066	179	6,545	873
A067	233	3,534	1,431
A068	449	5,956	2,282
A069	60	580	806
A070	732	9,032	4,134
A284	89	275	127
A285	282	3,959	1,560
A310	261	374	546
A311	227	990	967
A312	128	251	178

MILLIMAN

Provident Mutual

Traditional Life

As of September 30, 2007

Closed Block

(dollars in thousands)

Model Plan	Policy Count	Face Amount	PUA Amount
A071	249	$499	$813
A072	2,355	7,945	6,854
A073	1,655	9,399	5,186
A075	3,048	90,533	30,836
A076	1,843	41,429	13,988
A077	258	14,121	2,701
A078	203	10,031	1,341
A079	366	30,604	0
A080	45	3,027	0
A081	59	2,775	0
A082	83	567	145
A083	25	430	33
A084	568	719	914
A085	464	4,415	2,290
A086	470	4,387	2,812
A087	5,269	19,773	5,067
A088	4	17	10
A089	95	139	83
A090	108	3,614	0
A091	1,070	35,431	2,519
A092	180	399	0
A093	224	267	0
A094	45	812	0
A095	6,058	22,182	12,042
A096	3,840	26,695	5,750
A097	355	669	485
A098	1,139	29,730	4,320
A099	4,136	76,398	28,225
A100	332	18,117	47
A101	22	56	32
A102	603	2,022	783
A103	383	1,265	534
A104	366	3,709	1,223
A105	117	1,049	282
A106	478	5,707	1,202
A286	295	16,525	0
A164	300	3,667	6,921
A165	70	931	1,548
A167	400	13,262	19,128
A168	94	2,271	2,693
A169	38	2,811	7,038
A219	225	12,266	1,038
A220	359	35,226	1,836
A221	58	5,289	246
A222	237	10,851	515
A223	345	74,156	4,201
A224	63	5,748	228
A247	23	464	128
A248	17	606	133
A250	15	566	0
A256	159	39,642	0
A257	471	78,633	0

Total Closed	170,835	$4,437,049	$1,074,753

MILLIMAN

Provident Mutual

Traditional Life

As of September 30, 2007

Open Block

(dollars in thousands)

Model Plan	Policy Count	Face Amount	PUA Amount
A079	489	$67,719	$4
A093	67	929	0
A094	1,436	153,006	0
A046	299	532	15
A047	161	158	0
A206	6,925	15,491	0
A207	2,718	9,309	0
A217	4,017	11,885	0
A218	2,061	4,910	0
A219	1,987	4,319	0
A222	1,415	3,512	0
A255	1,256	1,217	0
A256	5,280	103,125	0
ISWL	1,037	52,161	0

Total Open	29,148	$428,273	$19

Total Open & Closed	199,983	$4,865,322	$1,074,772

C.	Product Specifications

Product specifications such as premiums, and policy fees were received from Nationwide Financial Group.

D.	Actuarial Assumptions

1.	Policy Lapses (Sample Issue Age 35, Male, Nonsmoker)

Policy Year	Model Plans
	A079	A093	A094	A046	A047	A206	A207	A217	A218	A219	A222	A255	A256	ISWL
1	5.00%	5.00%	5.00%	4.25%	4.25%	4.25%	4.25%	4.25%	4.25%	4.25%	4.25%	4.25%	4.25%	10.00%
2	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	8.00
3	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	6.00
4	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	6.00
5	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	6.00
6	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00
7	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00
8	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00
9	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00
10	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00
11	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00
12	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00
13	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00
14	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00
15	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00
16	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00
17	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00
18	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00
19	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00
20	5.00	5.00	5.00	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.25	4.00

2.	Mortality

The mortality assumptions are based on Nationwide’s pricing assumptions and recent experience studies.

MILLIMAN

Mortality improvement of 1% per year for 15 years is also assumed.

3.	Premiums

Premium factors and policy fees were received from Nationwide Financial Group.

4.	Reserves and Cash Values

Plan	Basis
A079, A093, A094, A046, A047, A206, A207, A217, A218, A219, A222, A255, A256	CRVM Statutory Reserves calculated using appropriate table and interest rate
ISWL	Account Value

No cash surrender value is paid upon lapse on term plans.

5.	Commissions

Agent Commission Rates

	Policy Year
Model Plans	1	2	3	4+
A079, A093, A094, A046, A047, A206, A207, A217, A218, A219, A222, A255, A256	0.00%	0.00%	0.00%	0.00%

ISWL	87.80%	21.90%	11.90%	6.90%

6.	Expenses

Unit expense factors are based upon industry best-practice assumptions and allowables with additional guidance from the Company.

Type	Factor
Maintenance
Per Policy	$40.00
Percentage of Premium	2.0%

Per policy maintenance expense was inflated at 2% per year.

7.	Policy Loans

Model Plan	Earned Rate	Credited Rate
A046	5.00%	N/A
A047, A206, A207, A217, A218, A219, A222, A255, A256	7.00	N/A
ISWL	8.00	6.00%

8.	Dividends

Dividend Portion to Cash: Varies by year/plan and historical data

Dividend Portion to Accumulation: Varies by year/plan and historical data

Dividend Portion to PUAs: Varies by year/plan and historical data

Dividend Accumulation Current Rate: 4.5%

Dividend Accumulation Surrender Rate: Varies by file set

MILLIMAN

9.	Taxes

Federal Income Tax Rate:	35%
DAC Tax Rate:	7.70% on non-qualified premiums

10.	Reinsurance

There is no reinsurance in the model.

11.	Residual Block Profit

Profits for the closed block were assumed to be zero in all projection years. Profits were calculated by taking adjusted after tax profits and increasing dividends paid to achieve the zero profit level.

Adjusted profits in the closed block are based on projected cash flows with investment expenses, maintenance expenses, removed and allocated to a residual block. The closed block allows for taxes on the closed block to be charged to the closed block.

Based on the December 31, 2007 closed block statutory statement, a closed block deficit of $271.6 million exists. This deficit was assumed to run-off as shown below and reflects the original glide path ratioed to the current level.

Closed Block Adjusted Glide Path

December 31,	Deficit Amount (000)
2007	$271,649
2008	258,868
2009	246,640
2010	234,673
2011	222,815
2012	211,079
2013	199,754
2014	189,036
2015	178,972
2016	169,130
2017	159,564
2018	150,282
2019	141,318
2020	132,799
2021	124,705
2022	117,117
2023	110,026
2024	103,247
2025	96,767
2026	90,507
2027	84,452
2028	78,458
2029	72,580
2030	66,941
2031	61,617
2032	56,719
2033	52,090
2034	47,735
2035	43,625
2036	39,771
2037	36,157
2038	32,770

MILLIMAN

Closed Block Adjusted Glide Path

December 31,	Deficit Amount (000)
2039	$29,596
2040	26,652
2041	23,932
2042	21,438
2043	19,156
2044	17,073
2045	15,178
2046	13,456
2047	11,899
2048	10,483
2049	9,193
2050	8,049
2051	7,021
2052	6,088
2053	5,263
2054	4,538
2055	3,912
2056	3,359
2057	2,876
2058	2,460
2059	2,099
2060	1,795
2061	1,534

The closed block statutory statement includes $6.3 million of IMR allocated to the closed block. We assumed this amount amortized based on the existing schedule would be allocated to the closed block. The remaining $27.9 million was allocated to the residual block.

The residual block includes the investment expenses and maintenance expenses of $40 per policy inflated at 2% per year.

MILLIMAN

III.	UNIVERSAL LIFE

A.	Model Definition

The model used to project this business is summarized below.

Nationwide Financial Group

Interest Sensitive Life Model

Model Plan	Description	Sex	Risk Class	Size Band	Prem Pattern	Issue Ages	Issue Years
LPNY	Legacy UL NY	M,F	P+,P,N,Q,S	1,2,3,4,5	D,L,S	25,35,45,55,65,75,85	04-05
LPUL	Legacy UL	M,F	P+,P,N,Q,S	1,2,3,4,5	D,L,S	25,35,45,55,65,75,85	03-06
RFXNY	Refix Legacy NY	M,F	P+,P,N,Q,S	1,2,3,4,5	D,L,S	25,35,45,55,65,75,85	05-06
RFXUL	Refix Legacy	M,F	P+,P,N,Q,S	1,2,3,4,5	D,L,S	25,35,45,55,65,75,85	05-07
	Back End Load
B58C	58CSO	M,F	N,P,S	1,2,3	L	5,15,25,35,45,55,65	86-88
	Back End Load
B80C	80CSO	M,F	N,P,S	1,2,3,4	L	5,15,25,35,45,55,65	88-07
FEL_	Front End Load	M,F	N,P,S	1,2	L	5,15,25,35,45,55,65	83-87
	Single Premium
SP_4	4%	M,F	N,S	1,2,3	S	5,15,25,35,45,55,65	88-97
	Single Premium
SP25	25%	M,F	N,S	1,2,3	S	15,25,35,45,65	93-99
ULP	UL Protector	M,F	P+,P,N,Q,S	1,2,3,4	L	25,35,45,55,65,75	99-07
ULT_	UL Sec Guar	M,F	P,N,Q,S	2,3,4,5	D,L,S	18-66	06-07
ULT2	UL Sec Guar	M,F	P,N,Q,S	2,3,4,5	D,L,S	18-60	07
SLUL	Survivorship UL	M,F	P+,P,N,Q,S	1,2,3,4	L	23-85	03-07

B.	Initial Inforce as of December 31, 2007

Nationwide Financial Group

Interest Sensitive Inforce as of December 31, 2007

(dollars amounts in thousands)

Model Plans	Policy Count	Face Amount	Account Value	Cash Value	Statutory Reserve
LPNY	111	$78,370	$12,089	$8,512	$20,009
LPUL	1,647	810,960	138,064	102,602	230,093
RFXNY	119	45,605	4,601	3,320	12,801
RFXUL	1,027	390,154	41,050	28,942	131,610
B58C	20,757	1,313,858	184,692	184,606	184,774
B80C	48,296	3,511,062	335,444	329,601	333,118
FEL_	8,456	744,792	115,716	115,502	116,232
SP_4	3,768	256,617	153,921	153,539	154,000
SP25	423	24,562	13,540	13,510	13,551
ULP	6,578	1,879,638	80,518	44,475	59,572
ULT_	718	316,972	14,600	7,651	Added to ULT2
ULT2	1,417	662,028	45,171	31,417	73,995
SLUL	462	527,478	48,136	31,252	58,179

Total Actual	93,779	$10,562,096	$1,187,543	$1,054,929	$1,387,934

Total Model	93,777	$10,538,571	$1,187,483	$1,054,845	$1,401,371

Actual/Model	100%	100%	100%	100%	99%

C.	Product Specifications

Product specifications such as target premiums, policy fees and cost of insurance rates were received from Nationwide Financial Group.

1.	Surrender Charges

Unit: (Sample Issue Age 35, Male, Nonsmoker)

MILLIMAN

Policy Year	B58C	B80C	FEL	LPNY & LPUL	RFXNY & RFXUL	SP 4 & SP25	ULP	ULT & ULT2	SLUL
1	$10.00	$4.00	$22.00	$26.00	$20.00	$10.81	$20.00	$21.56	$0.00
2	10.00	10.00	22.00	25.48	19.60	10.81	20.00	21.34	0.00
3	10.00	14.00	22.00	24.96	19.20	10.17	19.00	20.90	0.00
4	9.50	18.05	20.90	24.70	19.00	10.17	18.00	20.68	0.00
5	9.00	18.00	19.80	24.18	18.60	9.54	17.00	20.46	0.00
6	8.50	17.00	18.70	23.66	18.20	8.90	16.00	20.02	0.00
7	8.00	16.00	17.60	23.40	18.00	7.63	15.00	19.80	0.00
8	7.00	15.00	16.50	22.88	17.60	6.36	14.00	19.36	0.00
9	6.00	10.00	11.00	22.36	17.00	5.09	13.00	19.14	0.00
10	5.00	0.00	0.00	22.10	16.60	0.00	12.00	18.70	0.00
11	4.00	0.00	0.00	19.24	14.60	0.00	10.00	16.72	0.00
12	3.00	0.00	0.00	16.64	12.40	0.00	8.00	14.96	0.00
13	2.00	0.00	0.00	14.30	10.60	0.00	6.00	12.98	0.00
14	1.00	0.00	0.00	11.96	8.60	0.00	4.00	11.22	0.00
15	0.00	0.00	0.00	9.88	7.00	0.00	2.00	9.24	0.00
16	0.00	0.00	0.00	7.54	5.20	0.00	0.00	7.48	0.00
17	0.00	0.00	0.00	5.46	3.80	0.00	0.00	5.50	0.00
18	0.00	0.00	0.00	3.64	2.40	0.00	0.00	3.74	0.00
19	0.00	0.00	0.00	1.56	1.00	0.00	0.00	1.76	0.00
20	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

2.	Policy Loads

Per Policy:

Model Plan	Per Policy Load
B58C, B80C	$5/month
FEL	$25/month
LPNY, LPUL, RFXNY, RFXUL, ULT, ULT2, SLUL	$10/month
SP 4, SP25, ULP	$0/month

*	FEL is only in the 1st year

**	ULP band 1 only has a $5 per month load.

Per Unit: (Sample Male, Nonsmoker)

All years unless indicated.

	Issue Age
Model Plan	35	45	55
FEL	$1.20	$1.20	$1.20
LPNY, LPUL, RFXNY, RFXUL	0.48	0.24	0.00
ULT, ULT2	0.60	0.48	0.96
SLUL	0.20	0.10	0.00

*	LPNY, LPUL, RXFUL is only for 1st five years

*	FEL is 1st year only

*	SLUL is only for 1st 10 years

*	ULT and ULT2 is for 20 years

Percent of Premium:

All years unless indicated

MILLIMAN

Model Plan	Percentage of Premium Load
B58C	8.00%
B80C	6.00
FEL	7.50
LPNY, RFXNY	4.25
LPUL, RFXUL	5.00
SP 4, SP25	0.00
ULP	4.00
ULT, ULT2	15.00
SLUL	7.00

*	LPUL, RXFUL is 2% in year 15 and later

*	ULP is 2% in years 6-10 and 0% thereafter

*	SLUL is 4% in year 15 and later.

3.	Cost of Insurance

Cost of insurance rates were provided by the company.

4.	Reserves

Statutory reserves were calculated in the model using the UL Model Regulation reserve and the AXXX reserve, where appropriate. The SP4 and SP25 plans set the reserve equal to the account value.

Tax reserves were determined similarly.

D.	Actuarial Assumptions

1.	Policy Lapses (Sample Issue Age 35, Male, Nonsmoker)

Policy Year	B58C, B80C & FEL	LPNY, LPUL, RFXNY, RFXUL, ULT & ULT2			SP 4 & SP25	ULP	SLUL
		Single	7-Pay	Dump-In & Level
1	12.75%	2.50%	2.00%	4.00%	4.00%	9.00%	0.00%
2	8.50	3.00	3.50	5.00	4.00	9.00	0.00
3	7.65	3.00	3.50	5.00	4.00	9.00	0.00
4	6.80	3.00	3.50	5.00	4.00	7.00	0.00
5	5.95	3.00	3.50	5.00	4.00	7.00	0.00
6	5.10	3.00	3.00	4.00	4.00	6.00	0.00
7	5.10	3.00	3.00	4.00	4.00	6.00	0.00
8	5.10	3.00	2.00	3.50	4.00	6.00	0.00
9	4.25	3.00	2.00	3.50	4.00	6.00	0.00
10	4.25	3.00	2.00	3.50	4.00	6.00	0.00
11	4.25	3.00	2.00	3.00	4.00	6.00	0.00
12	4.25	3.00	2.00	3.00	4.00	6.00	0.00
13	4.25	3.00	2.00	3.00	4.00	6.00	0.00
14	4.25	3.00	2.00	3.00	4.00	6.00	0.00
15+	4.25	3.00	2.00	3.00	4.00	6.00	0.00

*	LPNY, LPUL, RFXNY, RFXUL, ULT_, ULT2 currently set to no dynamic lapse for interest sensitive adjustment because of secondary guarantee.

*	Model plans B58C and FEL_ apply 103.5% scalar to the above rates.

*	LPNY, LPUL, RFXNY, RFXUL, ULT_, ULT2 have a 0% lapse rate for Single and 7-Pay after year 25 and 1% for Level and Dump-In premium patterns.

MILLIMAN

The interest-sensitive adjustment is defined by the following formula:

MR < CR – 3

Plan	Exponent	Multiple	Floor	Max	Surrender Charges Factor	Dynamic Lapse Trigger
B58C, B80C, FEL_, SP_4, SP25, ULP_	1.0	0.00	-0.04	0.3	1.00	3

MR > CR + 3

Plan	Exponent	Multiple	Floor	Max	Surrender Charges Factor	Dynamic Lapse Trigger
B58C, B80C, FEL_, ULP_	1.0	1.25	-0.04	0.3	0.25	3
SP_4, SP25	1.5	1.25	-0.04	0.3	0.25	3

max[0,min [1,1.25 × 0.01 ×(MR – CR –3)E ] ] –	SC 4	if MR > CR+3
0		if MR < CR–3

Where

SC is the surrender charges as a percent of account value

CR is the credited rate of interest

MR is the market rate of interest

E is the exponent

The SGUL Dynamic Lapse is defined by:

0	if	CV ≤ 0 and nlgAV > 0 and no prem expected

	if	CV ≤ 0 and	nlgAV	≥ 0.91
SP

Where

nlgAV is the shadow account value for the no lapse guarantee. SP is the single premium to pay up the no lapse guarantee.

2.	Mortality

The mortality assumptions are based on Nationwide’s pricing assumptions and recent experience studies.

Mortality improvement of 1% per year for 15 years is also assumed.

MILLIMAN

3.	Premium Suspension

Model Plan	Premium Suspension Rate
Non-ULSG Plans	Applied to company-specified premium patterns with an ultimate premium suspension rate of 5% each year.
ULP	Applied to company-specified premium patterns with an ultimate premium suspension rate of 2% each year.
All Others	0%

For lifetime ULSG plans, the premium modeled is the lowest premium to keep the no lapse guarantee inforce to maturity.

4.	Interest Credited

Model Plan	Guaranteed	Current	Model Spread
B58C, B80C, FEL	4.00%	5.00%	0.85%
LPNY, LPUL	3.00	5.00	0.85
RFXNY, RFXUL	3.00	3.00	0.75
SP 4	4.00	5.00	2.15
SP25	2.50	5.00	2.15
ULP	3.00	5.00	0.85
ULT, ULT2	3.00	3.25	2.25
SLUL	3.00	5.00	0.85

*	The current rate for SLUL drops to 4.15% after year 1.

5.	Commissions

Commission on Premium up to Target

	Policy Year
Model Plan	1	2	3	4	5+
B58C	40.00%	7.00%	7.00%	4.00%	4.00%
B80C	35.00	7.00	7.00	4.00	4.00
FEL	35.40	4.00	4.00	4.00	4.00
LPNY	99.00	5.00	5.00	5.00	5.00
LPUL	124.00	5.00	5.00	5.00	5.00
RFXNY, RFXUL	124.00	5.00	5.00	5.00	5.00
SP 4, SP25	35.40	0.00	0.00	0.00	0.00
ULP	90.00	4.00	4.00	4.00	4.00
ULT, ULT2	121.40	5.00	5.00	5.00	5.00
SLUL	115.00	6.00	6.00	6.00	6.00

*	RFXNY, RFXUL, SLUL have a 2% commission rate after year 10

*	ULT and ULT2 have a 4% commission rate after year 10

Commission on Excess Premium

	Policy Year
Model Plan	1	2	3	4	5+
B58C	0.00%	0.00%	0.00%	0.00%	0.00%
B80C	4.00	7.00	7.00	4.00	4.00
FEL	4.00	8.00	6.00	4.00	4.00
LPNY, LPUL, RFXNY, RFXUL	5.00	5.00	5.00	5.00	5.00
SP 4, SP25	35.40	0.00	0.00	0.00	0.00
ULP	5.00	4.00	4.00	4.00	4.00
ULT, ULT2	5.40	3.00	3.00	3.00	3.00
SLUL	6.00	6.00	6.00	6.00	6.00

*	LPUL, RFXNY, RFXUL, SLUL have a 2% commission rate after year 10

MILLIMAN

6.	Expenses

Unit expense factors are based upon industry best-practice assumptions and allowables with additional guidance from the Company.

Type	Factor
Maintenance
Per Policy	$50.00
Percentage of Premium	2.0%

Per Policy maintenance expense was inflated at 2% per year.

7.	Policy Loans

Policy loan utilization is assumed to continue for each model cell at the rate indicated at December 31, 2007. Plans LPNY, LPUL, RFXNY, RFXUL, ULT_, ULT2 do not have any loans.

Model Plan	Interest Rate on Loan Amount
	Earned Rate	Credited Rate
LPNY, LPUL, RFXNY, RFXUL	6.00%	3.00%
B58C, B80C, FEL_	8.00	4.00
SP_4	7.00	4.00
SP25	7.00	4.25
ULP	5.00	3.00

8.	Taxes

Federal Income Tax Rate:	35%
DAC Tax Rate:	7.70%

9.	Reinsurance

Model Plan	Percent Reinsured
LPNY, LPUL	90% before August, 2005, 0% thereafter
ULT_, ULT2	Graded retention
All Others	0%

MILLIMAN

IV.	VARIABLE UNIVERSAL LIFE

A.	Model Definition

The model used to project this business is summarized below.

Nationwide Financial Group

Interest Sensitive Life Model

Model Plan	Description	Sex	Risk Class	DB Option	Band	Issue Ages	Issue Years
FL2I	VUL	M,F	N,S	1,2	1,2,3,4,5	25,35,45,55,65	97-07
FL3G	VUL	M,F	P,N,Q,S	1,2	3,4,5	25,35,45,55	06-07
FL3I	VUL	M,F	P,N,Q,S	1,2	1,2,3,4,5	25,35,45,55,65,75	05-07
FL4G	VUL	M	P,N,Q,S	1,2	5	45,55	06-07
FL4I	VUL	M,F	P,N,Q,S	1,2	2,3,4,5	25,35,45,55,65,75	05-07
FLEX	VUL	M,F	N,S	1,2	1,2,3	25,35,45,55,65	91-02
IL1_	VUL	M,F	N,S	1,2	1	25,35,45,55,65	86-88
IL2R	VUL	M,F	N,S	1,2	1,2,3,4	25,35,45,55,65	90-97
IL2S	VUL	M,F	N,S	1,2	1,2,3	35,45,55,65	90-98
PROT	VUL	M,F	N,S	1,2	2,3,4,5	25,35,45,55,65	02-07
SPVL	VUL	M,F	S	1	1	25,35,45,55,65	96-07
LS3I	Joint Life VUL	M,F	P,N,Q,S	1,2	1,2,3,4,5	25,35,45,55,65	00-07
LSV2	Joint Life VUL	M,F	P,N,S	1,2	1,2,3,4,5	25,35,45,55,65	98-02
LSVV	Joint Life VUL	M,F	P,N,S	1,2	1,2,3,4,5	25,35,45,55,65	96-01

B.	Initial Inforce as of December 31, 2007

Nationwide Financial Group

Interest Sensitive Inforce as of December 31, 2007

(dollars amounts in thousands)

Model Plans	Policy Count	Face Amount	Account Value	Statutory Reserve
FL2I	77,642	$23,191,129	$1,965,936	$1,889,338
FL3G	51	43,947	1,204	805
FL3I	11,095	5,044,728	214,429	169,298
FL4G	38	30,611	1,082	772
FL4I	2,843	1,397,763	39,229	27,446
FLEX	37,229	7,705,254	968,828	970,258
IL1_	769	112,534	95,916	95,951
IL2R	414	149,129	87,459	87,520
IL2S	300	28,969	16,533	16,548
PROT	4,108	1,188,211	51,373	44,643
SPVL	2,068	251,390	132,222	129,382
LS3I	1,204	3,183,688	209,512	230,462
LSV2	1,074	2,843,367	151,623	153,490
LSVV	524	1,053,489	68,750	72,877

Total Actual	139,359	$46,224,208	$4,004,097	$3,888,791

Total Model	139,359	$47,300,571	$4,004,098	$3,900,911

Actual/Model	100%	98%	100%	100%

MILLIMAN

C.	Product Specifications

Product specifications such as target premiums, policy fees and cost of insurance rates were received from Nationwide Financial Group.

1.	Surrender Charges

Per Unit: (Sample Issue Age 35, Male, Nonsmoker)

Policy Year	FL2I	FL3G, FL3I	FL4G, FL4I	FLEX	IL1_, IL2R, IL2S, SPVL	PROT	LS3I, LSV2, LSVV
1	$8.58	$4.50	$5.70	$6.46	$0.00	$2.44	$5.19
2	8.58	4.50	5.70	6.46	0.00	2.32	5.19
3	7.72	4.50	5.70	5.82	0.00	2.08	4.67
4	6.86	4.16	5.27	5.17	0.00	1.95	4.15
5	6.00	3.83	4.85	4.52	0.00	1.71	3.63
6	5.15	3.49	4.42	3.88	0.00	1.46	3.11
7	4.29	3.15	3.99	3.23	0.00	1.22	2.34
8	3.43	2.81	3.56	2.58	0.00	0.98	1.56
9	2.57	2.36	2.99	1.94	0.00	0.73	0.78
10	0.00	1.91	2.42	0.00	0.00	0.61	0.00
11	0.00	1.46	1.85	0.00	0.00	0.49	0.00
12	0.00	0.90	1.14	0.00	0.00	0.37	0.00
13	0.00	0.00	0.00	0.00	0.00	0.24	0.00
14	0.00	0.00	0.00	0.00	0.00	0.12	0.00
15+	0.00	0.00	0.00	0.00	0.00	0.00	0.00

*	For model plans FL3G and FL3I, the band 1 SC per unit is $8.50 and the band 2 SC per unit is $7.50.

*	For model plans FL4G and FL4I, the band 1 SC per unit is $10.59 and the band 2 SC per unit is $9.50

*	Model plans FL3G, FL3I, FL4G, and FL4I are modeled by multiplying a durational scalar by the initial surrender charge in all policy years. The results of which are reflected in the above table.

Percent of Premium: (Sample Issue Age 35, Male, Nonsmoker)

Policy Year	FL2I, FLEX, IL1,	IL2R, IL2S	FL3G, FL3I	FL4G, FL4I	SPVL	PROT, LS3I
1	0.0%	8.5%	47.00%	47.00%	10.0%	0.0%
2	0.0	8.5	47.00	47.00	10.0	0.0
3	0.0	8.0	47.00	47.00	9.0	0.0
4	0.0	8.0	43.48	43.48	8.0	0.0
5	0.0	7.5	39.95	39.95	7.0	0.0
6	0.0	7.0	36.43	36.43	6.0	0.0
7	0.0	6.0	32.90	32.90	5.0	0.0
8	0.0	5.0	29.38	29.38	4.0	0.0
9	0.0	4.0	24.68	24.68	3.0	0.0
10	0.0	0.0	19.98	19.98	0.0	0.0
11	0.0	0.0	15.28	15.28	0.0	0.0
12	0.0	0.0	9.40	9.40	0.0	0.0
13+	0.0	0.0	0.00	0.00	0.0	0.0

*	For model plans FL3G, FL3I, FL4G and FL4I, the band 1 % of premium SC is 55% and the band 2 SC per unit is 50%, grading down proportionally to the band 3-5 rates

*	Model plans FL3G, FL3I, FL4G, and FL4I are modeled by multiplying a durational scalar by the initial surrender charge in all policy years.

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2.	Policy Loads

Per Policy:

Model Plan	Annual Per Policy Load
FL2I, FL3G, FL3I, FL4G, FL4I, LS3I, LSV2, LSVV	$120.00
FLEX	150.00
PROT	60.00
IL2R, IL2S	50.00 (90.00 band 1)
IL1	36.00

*	Policy load paid monthly.

*	For model plans FL2I, FLEX and LS3I, the per policy load reduces to $60.00 in years 2+.

*	For model plans LSV2 and LSVV, the per policy load reduces to $60.00 in years 11+.

*	For the model plan SPVL, the duration of the per policy load varies by gender, risk class, issue age, and premium pattern.

*	For the model plans IL2R and IL2S, the per policy load is 0 in year 1

*	For the model plan IL1, the per policy load reduces to 0 in year 11+

Per Unit:

All years unless indicated

	Issue Age
Model Plan	35	45	55
FL2I, FLEX, IL1_, IL2R, IL2S, SPVL	$0.000	$0.000	$0.000
PROT	0.100	0.125	0.150
FL3G, FL3I	1.200	1.200	1.200
FL4G, FL4I	1.800	1.800	2.040
LS3I, LSV2, LSVV	0.480	0.480	0.480

*	FL3G, FL3I, FL4G, FL4I is only for 1st ten years

*	LS3I is 50% less after year ten

*	PROT is only for 1st two years

Percent of Premium:

All years unless indicated

Model Plan	Percentage of Premium Load
FL2I, FL3G, FL3I, FL4G, FL4I	4.00%
FLEX	6.00
IL1_, IL2R, IL2S	0.00
PROT	7.50
SPVL	3.00
LS3I	5.00
LSV2, LSVV	6.50

*	PROT is 5.5% in year 15 and later.

*	SPVL is 0% after year 10.

*	LS3I is 4% and LSV2 and LSVV are 3.5% after year 11.

3.	Cost of Insurance

Cost of insurance rates were provided by the company.

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4.	Reserves

Statutory reserves were set for each model plan such that the difference between the account value and statutory reserve was a percentage of the difference between the account value and the statutory reserve at the start of the projection. The percentage used for each model plan was based on starting inforce values.

Tax reserves were determined similarly as for statutory reserves.

D.	Actuarial Assumptions

1.	Policy Lapses (Sample Issue Age 35, Male, Nonsmoker)

	Model Plans
Policy Year	FL2I	FL3G, FL3I	FL4G, FL4I	FLEX	IL1_	IL2R, IL2S	PROT	SPVL	LS3I , LSV2, LSVV
1	3.50%	3.00%	5.00%	2.63%	0.00%	1.00%	3.50%	4.00%	2.00%
2	4.00	4.00	6.00	3.00	0.00	1.50	4.00	5.00	3.00
3	4.50	5.00	6.00	3.60	0.00	3.00	4.50	5.00	4.00
4	5.50	5.50	6.00	4.50	0.00	4.50	5.50	5.00	6.00
5	6.00	6.00	6.00	5.50	0.00	6.00	6.00	5.00	6.00
6	6.00	7.00	6.00	6.00	0.00	7.50	6.00	6.00	6.00
7	6.00	6.00	6.00	6.00	0.00	9.00	6.00	7.00	6.00
8	6.00	5.50	5.50	6.00	0.00	10.50	6.00	8.00	6.00
9	6.00	5.50	5.50	6.00	0.00	12.00	6.00	9.00	6.00
10	6.00	5.50	5.50	6.00	9.00	13.50	6.00	10.00	6.00
11	5.00	5.50	5.50	5.00	10.00	15.00	5.00	15.00	6.00
12	5.00	5.50	5.50	5.00	11.00	15.00	5.00	15.00	6.00
13	5.00	5.50	5.50	5.00	12.00	15.00	5.00	15.00	6.00
14	5.00	5.50	5.50	5.00	13.00	15.00	5.00	15.00	6.00
15	5.00	5.50	5.50	5.00	14.00	15.00	5.00	15.00	6.00
16	5.00	5.50	5.50	5.00	15.00	15.00	5.00	15.00	6.00
17	5.00	5.50	5.50	5.00	15.00	15.00	5.00	15.00	6.00
18	5.00	5.50	5.50	5.00	15.00	15.00	5.00	15.00	6.00
19	5.00	5.50	5.50	5.00	15.00	15.00	5.00	15.00	6.00
20	5.00	5.50	5.50	5.00	15.00	15.00	5.00	15.00	6.00

*	Model plans FL2I, FLEX, IL1, IL2R, IL2S, PROT, SPVL, LSV2, LSVV and LS3I apply an 85% scalar to the above rates for all policy years.

*	Model plans FLEX, IL1, IL2R, IL2S, LSV2 and LSVV vary by issue year.

*	Model plan FL2I apply 120% scalar to above rates grading down to 100% in projection year 11.

*	Model plan FLEX apply 85% scalar to above rates

*	Model plans LS3I, LSV2, LSVV apply 60% scalar to above rates

Dynamic lapses are turned off in the VUL existing business model.

2.	Mortality

The mortality assumptions are based on Nationwide’s pricing assumptions and recent experience studies.

Mortality improvement of 1% per year for 15 years is also assumed.

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3.	Premium Suspension

Model Plan	Premium Suspension Rate
All	Applied to company-specified premium patterns with an ultimate premium suspension rate of 5% each year.

4.	Interest Credited

Model Plan	Guaranteed	Investment Management Fee	Revenue Sharing
FL2I	3.00%	0.00%	0.00%
FL3G	3.00	0.75	0.31
FL3I	3.00	0.75	0.31
FL4G	3.00	0.75	0.31
FL4I	3.00	0.75	0.31
FLEX	4.00	0.00	0.00
IL1_	4.00	0.00	0.00
IL2R	4.00	0.00	0.00
IL2S	4.00	0.00	0.00
PROT	3.00	0.00	0.00
SPVL	3.00	0.00	0.00
LS3I	3.00	0.00	0.00
LSV2	4.00	0.00	0.00
LSVV	4.00	0.00	0.00

		Mortality & Expense Charge
Model Plan	Year	Tier 1	Tier 2	Tier 3
FL2I	All	0.60%	0.30%	0.10%
FL3G, FL3I, FL4I, FL4G	1-10 11-20 21+	0.60 0.30 0.00	0.30 0.20 0.00	0.10 0.05 0.00

FLEX	All	0.80	0.50	0.50

IL1	1-10 11+	0.95 0.50	0.95 0.50	0.95 0.50

IL2R, IL2S	1-10 11+	1.30 1.00	1.30 1.00	1.30 1.00

PROT	1-15 16+	0.80 0.30	0.30 0.30	0.10 0.10

SPVL	All	Varies by duration	Varies by duration	Varies by duration

LSV2	All	0.55	0.35	0.20

LSVV	All	0.80	0.50	0.30

LS3I	All	0.55	0.35	0.20

*	M&E charges for model plan SPVL range from 1.00% to 2.35%, varying by sex, class, issue age, duration and funding level.

Separate Account Fund Growth

Assumed growth rates vary by funds. The breakdown of inforce by fund is shown below with assumed returns.

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Model Indices	Allocation Percent	Assumed Return
S&P 500	54.6%	10.0%
NASDAQ	9.1	12.0
Russell 2000	13.7	11.0
EAFE	13.7	10.0
SBBIG	5.0	6.0
Money Market	4.0	4.0
Total	100.0%	9.88%

5.	Commissions

Commission on Premium up to Target

	Policy Year
Model Plan	1	2	3	4-10	11+
FL2I, PROT	90.00%	3.00%	3.00%	3.00%	2.00%
FL3G, FL3I	95.00	3.00	3.00	3.00	2.00
FL4G, FL4I	51.01	3.69	2.65	2.51	0.60
IL1	0.00	0.00	0.00	0.00	0.00
IL2R, IL2S	7.50	0.00	0.00	0.00	0.00
FLEX	80.00	5.00	5.00	5.00	2.00
SPVL	7.50	0.00	0.00	0.00	0.00
LSV2	90.00	2.50	2.50	2.50	1.00
LSVV	80.00	4.00	4.00	4.00	1.00
LS3I	90.00	3.00	3.00	3.00	2.00

*	FL4G and FL4I decrease each year.

Commission on Premium Up to Target

	Policy Year
Model Plan	1	2	3	4-10	11+
FL2I, PROT	3.00%	3.00%	3.00%	3.00%	2.00%
FL3G, FL3I	3.00	3.00	3.00	3.00	2.00
FL4G, FL4I	1.96	3.69	2.65	2.51	0.60
IL1	0.00	0.00	0.00	0.00	0.00
IL2R, IL2S	7.50	0.00	0.00	0.00	0.00
FLEX	5.00	5.00	5.00	5.00	2.00
SPVL	7.50	0.00	0.00	0.00	0.00
LSV2	2.50	2.50	2.50	2.50	1.00
LSVV	4.00	4.00	4.00	4.00	1.00
LS3I	3.00	3.00	3.00	3.00	2.00

*	FL4G and FL4I decrease each year.

Sales Relationship Expense on Premium In Excess of Target

	Policy Year
Model Plan	1	2	3	4-10	11+
FL3G, FL3I	6.57%	0.00%	0.00%	0.00%	2.00%
FL4G, FL4I	66.49	0.74	0.53	0.50	0.12
FL2I, PROT, FLEX, IL1, IL2R, IL2S, SPVL, LSV2, LSVV, LS3I	0.00	0.00	0.00	0.00	0.00

*	FL4G and FL4I decrease each year.

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Sales Relationship Expense on Premium In Excess of Target

Model Plan	Policy Year
	1	2	3	4-10	11+
FL3G, FL3I	0.00%	0.00%	0.00%	0.00%	2.00%
FL4G, FL4I	3.43	0.74	0.53	0.50	0.12
FL2I, PROT, FLEX, IL1, IL2R, IL2S,
SPVL, LSV2, LSVV, LS3I	0.00	0.00	0.00	0.00	0.00

*	FL4G and FL4I decrease each year.

6.	Expenses

Unit expense factors are based upon industry best-practice assumptions and allowables with additional guidance from the Company.

Type	Factor
Maintenance
Per Policy	$75.00
Percentage of Premium	2.0%

Per policy maintenance expense are inflated at 2% per year.

Sales Relationship Allowances - % of Premium

Policy Year	FL3G, FL3I	FL4G, FL4I	Others
1	8.22%	55.00%	0.00%
2	3.14	0.00	0.00
3	2.99	0.00	0.00
4	2.50	0.00	0.00
5	2.00	0.00	0.00
6-10	1.90	0.00	0.00
11+	0.95	0.00	0.00

*	Sale allowances in excess of Target Premium is 0 for plans FL4G and FL4I.

7.	Policy Loans

Policy loan utilization is assumed to continue for each model cell at the rate indicated at December 31, 2007. Policy loans are modeled with a fixed earned rate and fixed credited rate.

Model Plan	Loan Earned Rate	Loan Credited Rate
FL2I, FL3G, FL3I, FL4G, FL4I, LS31	3.90%	3.00%
PROT	3.00	2.10
FLEX	6.00	5.10
IL1_	6.50	5.50
IL2R, IL2S	6.00	5.00
SPVL	6.00	6.00
LSV2, LSVV	6.00	0.00

*	LSV2 and LSVV have a loan earned rate of 0% in policy year 1 and 6% in years 2+.
*	FL3G, FL3I, FL4G, FL4I, LS3I all have a loan credited interest rate of 3.9% in years 11+.
*	FLEX has a loan credited interest rate of 5.0% in years 15+.
*	PROT has a loan credited interest rate of 3.0% in years 11+.

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8.	Taxes

Federal Income Tax Rate:	35%
DAC Tax Rate:	7.70%

9.	Reinsurance

Reinsurance is modeled as excess of retention. The retention amount is currently modeled as $2.5 million, although in practice it varies by issue year. No reinsurance premium or expense allowances are modeled.

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V.	VARIABLE UNIVERSAL LIFE – PROVIDENT MUTUAL

A.	Model Definition

The model used to project this business is summarized below.

Provident Mutual

Interest Sensitive Life Model

Model Plan	Description	Sex	Risk Class	DB Option	AV Bucket	Issue Ages	Issue Years
NOPT	VUL	M,F	N,S	1	1	10,25,35,45,55,65,75	83-99
NOPE	VUL	M,F	P,N,S	1,2	1	10,25,35,45,55,65,75	02-07
NOPL	VUL	M,F	P,N,S	1,2	1	10,25,35,45,55,65,75	91-01
NOPR	VUL	M,F	P,N,S	1,2	1	10,25,35,45,55,65,75	98-07
NOPS	VUL	M,F	N,S	1,2	1	10,25,35,45,55,65,75	91-01
NSVE	Joint Life VUL	M,F	1,2,3,4,5,6	1,2	1	25,35,45,55,65,75,85	99-07
NSVO	Joint Life VUL	M,F	1,2,3,4,5,6	1,2	1	25,35,45,55,65,75,85	93-00
NSVP	Joint Life VUL	M,F	1,2,3,4,5,6	1,2	1	25,35,45,55,65,75,85	99-07
NULI	VUL	M,F	P,N,S	1,2	1	10,25,35,45,55,65,75	02-07
NULF	VUL	M,F	P,N,S	1,2	1	10,25,35,45,55,65,75	99-05

B.	Initial Inforce as of September 30, 2007

Provident Mutual

Interest Sensitive Inforce as of September 30, 2007

(dollars amounts in thousands)

Model Plans	Policy Count	Face Amount	Account Value	Cash Value	Statutory Reserve
NOPT	15,684	$1,760,271	$403,381	$408,356	$408,359
NOPE	4,453	1,596,523	51,369	30,862	46,025
NOPL	27,734	9,690,646	873,956	862,182	868,607
NOPR	24,779	8,968,432	594,693	484,198	517,506
NOPS	406	402,092	52,061	51,784	51,815
NSVE	609	1,310,189	55,926	40,347	42,972
NSVO	2,367	3,303,011	286,135	264,602	269,581
NSVP	354	559,751	30,564	23,410	27,388
NULI	4,122	831,924	35,172	20,638	23,283
NULF	446	67,473	5,780	4,538	5,310

Total Actual	80,954	$28,490,312	$2,389,038	$2,190,917	$2,260,845

Total Model	80,553	$29,146,753	$2,386,910	$2,137,457	$2,263,894

Actual/Model	100%	98%	100%	102%	100%

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C.	Product Specifications

Product specifications such as target premiums, policy fees and cost of insurance rates were received from Nationwide Financial Group.

1.	Surrender Charges

Per Unit: (Sample Issue Age 35)

Policy Year	NOPT	NOPE	NOPL	NOPR	NOPS	NSVE	NSVO	NSVP	NUL1, NULF
1	N/A	$4.90	$3.00	$4.90	N/A	$5.00	$0.00	$5.00	$5.00
2	N/A	4.90	3.00	4.90	N/A	5.00	5.00	5.00	5.00
3	N/A	4.90	3.00	4.90	N/A	5.00	5.00	5.00	5.00
4	N/A	4.90	3.00	4.90	N/A	5.00	5.00	5.00	5.00
5	N/A	4.90	3.00	4.90	N/A	5.00	5.00	5.00	5.00
6	N/A	4.90	3.00	4.90	N/A	5.00	5.00	5.00	5.00
7	N/A	4.41	2.40	4.20	N/A	5.00	5.00	5.00	5.00
8	N/A	3.92	1.80	3.50	N/A	5.00	5.00	5.00	5.00
9	N/A	3.43	1.20	2.80	N/A	5.00	5.00	5.00	4.50
10	N/A	2.94	0.60	2.10	N/A	5.00	5.00	5.00	4.00
11	N/A	2.45	0.00	1.40	N/A	5.00	5.00	5.00	3.50
12	N/A	1.96	0.00	0.70	N/A	4.00	4.00	4.00	3.00
13	N/A	1.47	0.00	0.00	N/A	3.00	3.00	3.00	2.50
14	N/A	0.98	0.00	0.00	N/A	2.00	2.00	2.00	2.00
15	N/A	0.49	0.00	0.00	N/A	1.00	1.00	1.00	1.50
16	N/A	0.00	0.00	0.00	N/A	0.00	0.00	0.00	1.00
17	N/A	0.00	0.00	0.00	N/A	0.00	0.00	0.00	0.50
18	N/A	0.00	0.00	0.00	N/A	0.00	0.00	0.00	0.00
19	N/A	0.00	0.00	0.00	N/A	0.00	0.00	0.00	0.00
20	N/A	0.00	0.00	0.00	N/A	0.00	0.00	0.00	0.00

2.	Policy Loads

Per Policy:

Model Plan	Annual Per Policy Load
	Year 1	Year 2
NOPT	$100.00	$40.00
NOPE	150.00	90.00
NOPL	210.00	90.00
NOPR	150.00	90.00
NOPS	396.00	90.00
NSVE	300.00	90.00
NSVO, NSVP	300.00	90.00
NUL1, NULF	300.00	90.00

*	Loads paid monthly.

Per Unit:

All years unless indicated

Model Plan	Per Policy Load
	Year 1	Year 2
NSVO	$1.44	$0.12
NOPT	0.30	0.30
NSVE	0.12	0.12
NSVP	0.12	0.12

MILLIMAN

Percent of Premium:

All years unless indicated

Model Plan	Percentage of Premium Load
NOPT	7.50%
NOPE	12.00
NOPL	3.50
NOPR	3.50
NOPS	3.50
NSVE	8.25
NSVO	8.00
NSVP	8.00
NUL1	8.00
NULF	8.00

*	NSVO, NSVP is 3.5% after year 10.

*	NSVE is 3.25% after year 10

*	NOPE is 12% up to target premium and 6% on excess.

3.	Cost of Insurance

Cost of insurance rates were provided by the company.

4.	Reserves

Statutory reserves were set for each model plan such that the difference between the account value and statutory reserve was a constant percentage of the difference between the account value and the cash surrender value. The percentage used for each model plan was based on starting inforce values.

Tax reserves were determined similarly.

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D.	Actuarial Assumptions

1.	Policy Lapses (Sample Issue Age 35, Male, Nonsmoker)

Policy Year	NOPT	NOPE, NOPL, NOPR	NOPS	NSVO, NSVP, NSVE	NUL1, NULF
1	14.50%	0.40%	1.29%	1.52%	5.75%
2	10.80	0.86	0.59	0.20	6.50
3	9.40	1.89	0.63	1.43	7.00
4	9.40	3.18	0.92	2.52	7.25
5	9.80	3.62	0.59	2.10	7.50
6	10.10	7.07	1.94	4.23	7.50
7	10.00	3.05	0.67	0.48	7.63
8	9.60	4.72	12.66	0.64	7.63
9	9.00	6.04	3.52	1.23	7.63
10	8.40	5.82	4.87	1.82	7.50
11	8.00	5.09	6.81	1.91	7.50
12	7.60	4.86	4.86	2.50	7.50
13	7.30	4.94	4.94	2.50	7.60
14	7.00	5.02	4.94	2.50	7.50
15	6.70	5.02	5.02	2.50	7.40
16	6.30	4.94	5.02	2.50	7.30
17	5.90	4.70	4.94	2.50	0.07
18	5.40	4.46	4.70	2.50	6.60
19	4.80	4.14	4.46	2.50	6.00
20	4.20	3.74	4.14	2.50	5.40

Dynamic lapse logic is turned off for the VUL business.

2.	Mortality

The mortality assumptions are based on Nationwide’s pricing assumptions and recent experience studies.

Mortality improvement of 1% per year for 15 years is also assumed.

3.	Premium Suspension

Model Plan	Premium Suspension Rate
All	Applied to company-specified premium patterns with an ultimate premium suspension rate of 5% each year.

4.	Interest Credited

Model Plan	Guaranteed	Current	Model Spread
NOPT, NOPE, NOPL, NOPR, NOPS, NSVE, NSVO, NSVP	4.00%	5.00%	1.50%
NUL1, NULF	4.00	5.00	1.00

*	NUL1, NULF model spread is 1.0% years 1-10 and 0.25% years 11+.

MILLIMAN

Model Plan	Year	Mortality and Expense Charge
NOPE	All	0.75%
NOPL	All	0.65
NOPR	Years 1-15 16+	0.75 0.39
NOPS	All	0.75
NOPT	All	0.60
NSVE	Years 1-15 16+	0.75 0.39
NSVO	All	0.60
NSVP	Years 1-15 16+	0.75 0.39
NUL1	All	0.00
NULF	All	0.00

*	Revenue Fee Sharing: 0.22% for all separate account funds for individual plans and 0.11% for survivorship plans.

Separate Account Fund Growth

Assumed growth rates vary by funds. The breakdown of inforce by fund is shown below with assumed returns.

Model Indices	Allocation Percent	Assumed Return
S&P 500	54.60%	10.00%
NASDAQ	9.10	12.00
Russell 2000	13.70	11.00
EAFE	13.70	10.00
SBBIG	5.00	6.00
Money Market	4.00	4.00
Total	100.00%	9.88%

5.	Commissions

Commission on Premium up to Target

Model Plan	Policy Year
	1	2-10	11+
NOPT	Varies by issue year and duration
NOPR	81.0%	2.0%	0.0%
NOPL, NOPE, NSVP	91.0	2.0	0.0
NSVE, NUL1, NOPS	Varies by duration
NSVO	84.0%	2.0%	0.0%
NSVP	91.0	2.0	0.0
NULF	91.0	3.0	0.0

Commission on Excess Premium

Model Plan	Policy Year
	1-10	11+
NOPT	Varies by issue year and duration
NOPE, NOPL, NOPR, NSVE, NSVO, NSVP	2.0%	0.0%
NOPS*	2.5	2.5
NUL1, NULF	0.0	0.0

*	NOPS is 5% for issue years 1991 and 1992.

MILLIMAN

6.	Expenses

Unit expense factors are based upon industry best-practice assumptions and allowables with additional guidance from the Company.

Type	Factor
Maintenance
Per Policy	$75.00
Percentage of Premium	2.0%

Per policy maintenance expense was inflated at 2% per year.

7.	Policy Loans

Model Plan	Interest Earned	Interest Credited
NOPE, NOPL, NOPR, NULF	5.10%	4.00%
NOPS	7.10	6.00
NOPT	7.10	6.59
NSVE, NSVO, NSVP	5.10	4.50
NUL1	6.00	4.00

*	NOPL, NOPR interest credited is 4% for 11 years or to age 62, whichever is longer, and 5.75% at age 63+.

*	NUL1 interest credited is 4% for 10 years or to age 61, whichever is longer, and 5.75% thereafter.

*	NULF interest credited is 4% for years 1-10 or age 60, whichever is longer, and 4.45% thereafter.

8.	Taxes

Federal Income Tax Rate:	35%
DAC Tax Rate:	7.70%

9.	Reinsurance

There is no reinsurance in the model.

MILLIMAN

New Business

I.	TRADITIONAL LIFE – NATIONWIDE FINANCIAL GROUP

A.	Model Definition

The model used to project this business is summarized in the following table.

Nationwide Financial Group

Traditional Life Model

Model Plan	Description	Sex	Class	Size Band	Issue Ages
5G20	10 year term	M,F	P+,P,N,Q,S	1,2,3,4,5	25,35,45,55,65
5G22	20 year term	M,F	P+,P,N,Q,S	1,2,3,4,5	25,35,45,55,62
5G24	30 year term	M,F	P+,P,N,Q,S	1,2,3,4,5	25,35,45,55

B.	New Business Distribution for 4th Quarter 2007

The table below summarizes the new business distribution.

Nationwide Financial Group

Traditional Life

As of December 31, 2007

(dollars in thousands)

Model Plan	Policy Count	Face Amount
5G20	1,299	$381,841
5G22	2,787	1,075,626
5G24	1,090	362,196

Total Model	5,176	$1,819,663

New Business Distribution

The traditional new business model consists of term insurance with three different level term periods. The level term periods are ten, twenty, and thirty years for model plans 5G20, 5G22, and 5G24, respectively. Characteristics of the new business model are summarized below:

Issue Age	5G20	5G22	5G24
25	11.94%	13.65%	21.13%
35	28.01	48.53	49.17
45	38.06	29.52	29.31
55	18.21	7.86	0.40
65	3.78	0.44	0.00

Total	100.00	100.00	100.00

Sex	5G20	5G22	5G24
Female	28.44%	35.05%	38.61%
Male	71.56	64.95	61.39

Total	100.00	100.00	100.00

MILLIMAN

Class	5G20	5G22	5G24
Standard Non-smoker	38.06%	32.17%	18.17%
Preferred Non-smoker	30.68	34.39	46.35
Preferred Plus Non-smoker	17.36	28.22	33.29
Standard Smoker	8.11	2.28	0.80
Preferred Smoker	5.80	2.94	1.38

Total	100.00%	100.00%	100.00%

Face Band	5G20	5G22	5G24
< $100k	3.81%	1.24%	1.31%
$100k - $250k	12.93	9.96	11.35
$250k - $500k	21.01	23.47	23.21
$500k - $1MM	27.59	34.21	31.32
$1MM	34.65	31.13	32.80

Total	100.00%	100.00%	100.00%

	5G20	5G22	5G24
Average Size	293,950	373,482	364,412

C.	Product Specifications

Product specifications such as premiums, and policy fees were received from Nationwide Financial Group.

D.	Actuarial Assumptions

1.	Policy Lapses (Sample Cells)

Model Plan 5G20

Policy Year	Standard Nonsmoker					Standard Smoker
	25	35	45	55	65	25	35	45	55	65
1	14.00%	11.00%	10.00%	9.00%	9.00%	18.00%	14.00%	13.00%	16.00%	16.00%
2	14.00	11.00	10.00	10.00	10.00	19.00	16.00	14.00	12.00	12.00
3	13.00	10.00	13.00	10.00	10.00	14.00	14.00	13.00	13.00	13.00
4	12.00	10.00	9.00	9.00	9.00	14.00	13.00	10.00	11.00	11.00
5	10.00	10.00	9.00	9.00	9.00	12.00	11.00	10.00	10.00	10.00
6	9.00	10.00	10.00	9.00	9.00	10.00	10.00	10.00	10.00	10.00
7	9.00	9.00	9.00	9.00	9.00	9.00	10.00	9.00	10.00	10.00
8	9.00	9.00	8.00	9.00	9.00	10.00	9.00	9.00	9.00	9.00
9	9.00	9.00	8.00	9.00	9.00	10.00	9.00	9.00	9.00	9.00
10	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00
11	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00
12+	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00

MILLIMAN

Model Plan 5G22

Policy Year	Standard Nonsmoker					Standard Smoker
	25	35	45	55	65	25	35	45	55	65
1	12.00%	10.00%	10.00%	10.00%	10.00%	17.00%	13.00%	13.00%	12.00%	12.00%
2	12.00	10.00	10.00	9.00	9.00	17.00	13.00	14.00	11.00	11.00
3	12.00	8.00	8.00	9.00	9.00	14.00	13.00	11.00	12.00	12.00
4	11.00	8.00	8.00	8.00	8.00	12.00	12.00	9.00	10.00	10.00
5	10.00	9.00	8.00	8.00	8.00	10.00	10.00	10.00	9.00	9.00
6	9.00	8.00	8.00	8.00	8.00	9.00	8.00	9.00	9.00	9.00
7	8.00	8.00	8.00	8.00	8.00	8.00	8.00	8.00	8.00	8.00
8	8.00	7.00	7.00	7.00	7.00	8.00	8.00	8.00	8.00	8.00
9	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
10	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
11	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
12	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
13	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
14	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
15	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
16	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
17	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
18	9.00	9.00	9.00	9.00	9.00	9.00	9.00	9.00	9.00	9.00
19	9.00	9.00	9.00	9.00	9.00	9.00	9.00	9.00	9.00	9.00
20	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00
21	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00
22+	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00

Model Plan 5G24

Policy Year	Standard Nonsmoker					Standard Smoker
	25	35	45	55	65	25	35	45	55	65
1	12.00%	10.00%	10.00%	8.00%	8.00%	16.00%	13.00%	11.00%	10.00%	10.00%
2	12.00	9.00	9.00	8.00	8.00	16.00	14.00	13.00	11.00	11.00
3	11.00	8.00	7.00	9.00	9.00	12.00	12.00	11.00	12.00	12.00
4	10.00	7.00	8.00	8.00	8.00	11.00	11.00	9.00	10.00	10.00
5	9.00	8.00	8.00	8.00	8.00	10.00	10.00	9.00	9.00	9.00
6	8.00	8.00	8.00	8.00	8.00	8.00	8.00	8.00	8.00	8.00
7	8.00	8.00	8.00	8.00	8.00	8.00	8.00	8.00	8.00	8.00
8	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
9	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
10	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
11	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
12	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
13	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
14	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
15	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
16	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
17	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
18	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
19	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
20	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
21	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
22	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
23	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
24	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
25	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
26	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
27	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00	7.00
28	9.00	9.00	9.00	9.00	9.00	9.00	9.00	9.00	9.00	9.00
29	9.00	9.00	9.00	9.00	9.00	9.00	9.00	9.00	9.00	9.00
30	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00
31	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00
32+	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00	15.00

MILLIMAN

Shock Lapse for Term Plans

	Level Premium Period
Lapse at End of Term	10 Year	20 Year
N	70%	80%
N+1	55	60
N+2	25	25
N+3 and later	15	15

For 30 year term products, a 100% shock lapse is assumed at the end of the level term period. The above shock lapses include the 15% ultimate lapse rate starting at the end of the level term period.

2.	Mortality

The mortality assumptions are based on Nationwide’s pricing assumptions and recent experience studies.

Mortality improvement of 1% per year for 15 years is also assumed.

Mortality Anti-Selection

Mortality anti-selection is assumed at the end of the level term period. Mortality anti-selection is based upon the Dukes-MacDonald methodology, assuming an 80% efficiency ratio.

The following tables contain sample anti-selection multiples developed from the Dukes-MacDonald methodology discussed above.

Sample Anti-Selection Factors - Model Plan 5G22*

Male, 20 Year Term, Issue Ages 35, 45, 55

Classes Standard Non-smoker, Preferred Non-smoker, Standard Smoker

Policy Year	Standard Non-smoker			Preferred Non-smoker			Standard Smoker
	35	45	55	35	45	55	35	45	55
1-20	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
21	2.03	1.97	1.64	2.08	2.26	2.06	1.99	2.61	2.47
22	1.91	1.87	1.58	1.98	2.10	1.90	1.87	2.61	2.53
23	1.72	1.64	1.39	1.79	1.87	1.69	1.67	2.59	2.58
24	1.58	1.46	1.16	1.66	1.69	1.47	1.54	2.59	2.63
25	1.47	1.32	0.93	1.55	1.55	1.23	1.46	2.61	2.69

*	Benefit ratios were floored at 50% of premium following the level term period.

3.	Premiums

Premium factors and policy fees were received from Nationwide Financial Group. The model assumed quarterly premium payments for the whole life plans and a mode varying by cell for the term plans.

4.	Reserves and Cash Values

Plan	Basis
5G20, 5G22, 5G24	XXX Reserves

No cash surrender value is paid upon lapse on term plans.

MILLIMAN

5.	Commissions

Agent Commission Rates

	Policy Year
Model Plans	1	2	3	4	5+
5G20, 5G22	115.00%	0.00%	0.00%	0.00%	0.00%
5G24	130.00	0.00	0.00	0.00	0.00

6.	Expenses

Unit expense factors are based upon industry best-practice assumptions and allowables with additional guidance from the Company.

Maintenance Expenses

Type	5G20, 5G22, 5G24
Maintenance
Per Policy	$30.00
Percentage of Premium	2.0%

Per policy maintenance expense are inflated at a rate of 2% per year.

Acquisition Expense Per Policy

	Issue Age
Band	25	35	45	55	65
1	$295.00	$295.00	$304.41	$425.00	$480.00
2	412.00	412.00	475.00	475.00	486.00
3	475.00	475.00	475.00	546.00	617.00
4	475.00	475.00	475.00	546.00	617.00
5	536.85	536.85	614.56	639.19	668.17

7.	Policy Loans

There are no policy loans for any traditional model plans.

8.	Taxes

Federal Income Tax Rate:	35%
DAC Tax Rate:	7.70% on non-qualified premiums

9.	Reinsurance

There is no reinsurance in the model.

MILLIMAN

II.	UNIVERSAL LIFE

A.	Model Definition

The model used to project this business is summarized below.

Nationwide Financial Group

Interest Sensitive Life Model

Model Plan	Description	Sex	Risk Class	Size Band	Premium Pattern	Issue Ages
LPNY	Legacy UL NY	M	P,Q	1,5	L	55,65
LPUL	Legacy UL	M,F	P+,P,N,S	2,3,4,5	D,L,S	35,45,55,65,75
	Back End Load
B80C	80CSO	M,F	N,S	1,2,3,4	L	5,15,25,35,45,55,65
ULP	UL Protector	M,F	P+,P,N,Q,S	1,2,3,4	L	25,35,45,55,65,75
ULT_	Ultimate w/NLG	M	N	3	L	62
ULT2	Ultimate w/NLG	M,F	P,N,Q,S	2,3,4,5	D,L,S	18-85

B.	New Business Distribution for 4th Quarter 2007

Nationwide Financial Group

Interest Sensitive Inforce as of December 31, 2007

(dollars amounts in thousands)

Model Plans	Policy Count	Face Amount
LPNY	2	$5,158
LPUL	17	28,340
B80C	222	9,888
ULP	148	136,813
ULT_	1	280
ULT2	552	296,872

Total Model	942	$477,351

New Business Distribution

The universal life new business model consists both current assumption UL and secondary guarantee UL plans. Characteristics of the new business model are summarized below:

Issue Age	B80C	LPNY	LPUL	ULP_	ULT_	ULT2
≤30	57.72%	0.00%	0.00%	4.08%	0.00%	1.99%
31-40	13.02	0.00	0.88	10.54	0.00	9.29
41-50	14.31	0.00	18.53	7.84	0.00	21.87
51-60	10.86	98.04	17.64	3.82	0.00	25.10
61+	4.09	1.96	62.95	73.72	100.00	41.74

Total	100.00	100.00	100.00	100.00	100.00	100.00

Sex	B80C	LPNY	LPUL	ULP_	ULT_	ULT2
Female	54.73%	0.00%	4.41%	22.59%	0.00%	32.86%
Male	45.27	100.00	95.59	77.41	100.00	67.14

Total	100.00	100.00	100.00	100.00	100.00	100.00

MILLIMAN

Class	B80C	LPNY	LPUL	ULP_	ULT_	ULT2
Standard Non-smoker	44.08%	0.00%	66.46%	76.61%	100.00%	58.82%
Preferred Non-smoker	0.00	98.04	29.11	17.39	0.00	36.51
Preferred Plus Non-smoker	0.00	0.00	0.88	3.76	0.00	0.00
Standard Smoker	55.92	0.00	3.54	0.62	0.00	2.32
Preferred Smoker	0.00	1.96	0.00	1.61	0.00	2.35

Total	100.00	100.00	100.00	100.00	100.00	100.00

Face Band	B80C	LPNY	LPUL	ULP_	ULT_	ULT2
< $100k	34.19%	1.96%	0.00%	6.99%	0.00%	0.00%
$100k - $250k	54.17	0.00	4.23	6.53	0.00	11.46
$250k - $500k	2.53	0.00	4.01	5.15	100.00	12.49
$500k - $1MM	9.11	0.00	22.95	81.32	0.00	14.49
>= $1MM	0.00	98.04	68.81	0.00	0.00	61.55

Total	100.00	100.00	100.00	100.00	100.00	100.00

Funding Pattern	B80C	LPNY	LPUL	ULP_	ULT_	ULT2
Dump-in	0.00%	0.00%	5.29%	0.00%	0.00%	13.50%
Life Pay	100.00	100.00	83.82	100.00	0.00	67.92
Single Pay	0.00	0.00	10.89	0.00	100.00	18.58

Total	100.00	100.00	100.00	100.00	100.00	100.00

Death Benefit Option	B80C	LPNY	LPUL	ULP_	ULT_	ULT2
One	28.23%	98.04%	0.00%	3.47%	100.00%	96.85%
Two	71.77	1.96	100.00	96.53	0.00	3.15

Total	100.00	100.00	100.00	100.00	100.00	100.00

	B80C	LPNY	LPUL	ULP_	ULT_	ULT2
Average Size	44,489	2,550,000	1,667,041	924,316	280,000	537,023

C.	Product Specifications

Product specifications such as target premiums, policy fees and cost of insurance rates were received from Nationwide Financial Group.

MILLIMAN

1.	Surrender Charges

Unit: (Sample Issue Age 35, Male, Nonsmoker)

Policy Year	B80C	LPNY & LPUL	ULP	ULT & ULT2
1	$20.00	$26.00	$20.00	$21.56
2	20.00	25.48	19.00	21.34
3	20.00	24.96	19.00	20.90
4	19.00	24.70	18.00	20.68
5	18.00	24.18	17.00	20.46
6	17.00	23.66	16.00	20.02
7	16.00	23.40	15.00	19.80
8	15.00	22.88	14.00	19.36
9	10.00	22.36	13.00	19.14
10	0.00	22.10	12.00	18.70
11	0.00	19.24	10.00	16.72
12	0.00	16.64	8.00	14.96
13	0.00	14.30	6.00	12.98
14	0.00	11.96	4.00	11.22
15	0.00	9.88	2.00	9.24
16	0.00	7.54	0.00	7.48
17	0.00	5.46	0.00	5.50
18	0.00	3.64	0.00	3.74
19	0.00	1.56	0.00	1.76
20	0.00	0.00	0.00	0.00

2.	Policy Loads

Per Policy:

Model Plan	Per Policy Load
B80C, ULP	$60/year
LPNY, LPUL,ULT, ULT2	120/year

*	ULP per policy load applies to Band 1 only.

Per Unit: (Sample Male, Nonsmoker)

All years unless indicated

	Issue Age
Model Plan	25	35	45	55
B80C	$0.00	$0.00	$0.00	$0.00
LPNY, LPUL	0.60	0.48	0.24	0.00
ULT, ULT2	0.72	0.60	0.48	0.96

*	LPNY, LPUL is only for 1st five years

*	ULT, ULT2 extends for 20 years only.

MILLIMAN

Percent of Premium:

All years unless indicated

Model Plan	Percentage of Premium Load
	Years 1-5	Years 6-10	Years 11-15	Years 16+
B80C	6.00%	6.00%	6.00%	6.00%
LPNY	4.25	4.25	4.25	4.25
LPUL	5.00	5.00	5.00	2.00
ULP	4.00	2.00	0.00	0.00
ULT, ULT2	15.00	15.00	15.00	15.00

*	LPUL is 2% in year 15 and later

*	ULP is 2% in years 6-10 and 0% thereafter

3.	Cost of Insurance

Cost of insurance rates were provided by the company.

4.	Reserves

Statutory reserves were calculated in the model using the UL Model Regulation reserve and the AXXX reserve, where appropriate.

Model Plan	Statutory Reserve Calculation
B80C, ULP	UL Model Regulation
LPNY, LPUL, ULT, ULT2	AXXX

Tax reserves were determined similarly.

D.	Actuarial Assumptions

1.	Policy Lapses

Model Plan B80C – All Sex, Class, Band, Premium Pattern Combinations

Policy Year	Issue Age
	35	45	55	65
1	12.75%	10.20%	8.50%	8.50%
2	8.50	7.65	5.95	5.95
3	7.65	6.80	5.10	5.10
4	6.80	5.95	5.10	5.10
5	5.95	5.10	5.10	5.10
6	5.10	5.10	5.10	5.10
7	5.10	5.10	5.10	5.10
8	5.10	5.10	5.10	5.10
9	4.25	4.25	4.25	4.25
10	4.25	4.25	4.25	4.25
11	4.25	4.25	4.25	4.25
12	4.25	4.25	4.25	4.25
13	4.25	4.25	4.25	4.25
14	4.25	4.25	4.25	4.25
15+	4.25	4.25	4.25	4.25

*	A scalar of 115% applies to the above rates.

MILLIMAN

Model Plan ULP - All Sex, Class, Band, Premium Pattern Combinations

Policy Year	Issue Age
	35	45	55	65	75
1	9.00%	7.00%	6.00%	4.00%	4.00%
2	9.00	7.00	6.00	4.00	4.00
3	9.00	7.00	6.00	4.00	4.00
4	7.00	5.00	4.00	4.00	4.00
5	7.00	5.00	4.00	4.00	4.00
6	6.00	4.00	4.00	4.00	4.00
7	6.00	4.00	4.00	4.00	4.00
8	6.00	4.00	4.00	4.00	4.00
9	6.00	4.00	4.00	4.00	4.00
10	6.00	4.00	4.00	4.00	4.00
11	6.00	4.00	4.00	4.00	4.00
12	6.00	4.00	4.00	4.00	4.00
13	6.00	4.00	4.00	4.00	4.00
14	6.00	4.00	4.00	4.00	4.00
15+	6.00	4.00	4.00	4.00	4.00

*	A scalar of 71.225% applies to the above rates, grading to 100% in projection year 5.

Model Plans LPUL, LPNY, ULT, ULT2 - Life Pay and Dump-in Patterns - All Sex, Class, Band Combinations

Policy Year	Issue Age
	35	45	55	65	75
1	4.00%	4.00%	3.00%	3.00%	2.00%
2	5.00	5.00	5.00	5.00	4.00
3	5.00	5.00	5.00	5.00	4.00
4	5.00	5.00	5.00	5.00	4.00
5	5.00	5.00	5.00	5.00	4.00
6	4.00	4.00	4.00	4.00	3.50
7	4.00	4.00	4.00	4.00	3.50
8	3.50	3.50	3.50	3.50	3.00
9	3.50	3.50	3.50	3.50	3.00
10	3.50	3.50	3.50	3.50	3.00
11-24	3.00	3.00	3.00	3.00	2.50
25+	1.00	1.00	1.00	1.00	0.00

*	Age 75 lapse rate drops to 1.0% in years 23+

Model Plans LPUL, LPNY, ULT, ULT2 - Single Pay Pattern - All Sex, Class, Band Combinations

Policy Year	Issue Age
	55	65	75
1	0.25%	0.25%	0.25%
2	1.50	1.50	1.50
3	2.50	2.50	2.50
4	2.50	2.50	2.50
5	2.50	2.50	2.50
6	2.50	2.50	2.50
7	2.50	2.50	2.50
8	2.00	2.00	2.00
9	2.00	2.00	2.00
10	2.00	2.00	2.00
11-24	2.00	2.00	2.00
25+	0.00	0.00	0.00

MILLIMAN

The interest-sensitive adjustment is defined by the following formula:

1.25*(MR - CR –SC/4)-0.25	if (MR > CR + SC/4)
0	if (MR ≤ CR < CR + SC/4)

Where

SC is set to level 12% of account value

CR is the credited rate of interest, as a percent

MR is the market rate of interest, as a percent

The market rate is assumed to equal the seven-year nominal Treasury rate. The SGUL Dynamic Lapse is defined by:

0	if	CV ≤ 0 and	nlgAV>	0 and no prem expected
	if	CV ≤ 0 and	nlgAV	≥ 0.91
SP

Where

nlgAV is the shadow account value for the no lapse guarantee.

SP is the single premium to pay up the no lapse guarantee.

The market rate is assumed to equal the seven-year nominal Treasury rate.

LPNY, LPUL, ULT, and ULT2 are currently set to no dynamic lapse for interest sensitive adjustment because of the secondary guarantee.

2.	Mortality

The mortality assumptions are based on Nationwide’s pricing assumptions and recent experience studies.

Mortality improvement of 1% per year for 15 years is also assumed.

3.	Premium Suspension

Model Plan	Premium Suspension Rate
Non-ULSG Plans	Applied to company-specified premium patterns with an ultimate premium suspension rate of 5% each year.
ULP	Applied to company-specified premium patterns with an ultimate premium suspension rate of 2% each year.
All Others	0%

For lifetime ULSG plans, the premium modeled is the lowest premium to keep the no lapse guarantee inforce to maturity.

MILLIMAN

4.	Interest Credited

Model Plan	Guaranteed	Current	Model Spread
B80C	4.00%	N/A	0.85%
LPNY, LPUL	3.00	N/A	0.85
ULP	3.00	N/A	0.85
ULT, ULT2	3.00	3.25%	N/A

*	The guaranteed rate for ULP increases to 3.25% in year 16+.

*	The model spread for ULP decreases to 0.60% in years 16+.

*	The current rate for B80C, LPNY, LPUL, and ULP is based on a portfolio earned rate less a spread.

*	The current rates for ULT and ULT2 are fixed. The spread varies based on the portfolio earned rate.

*	The loan rate for model plan ULP increases to 3.25% in years 16+.

*	No policy loans are modeled in the UL VNB model.

5.	Commissions

Commission on Premium up to Target

Model Plan	Policy Year
	1	2	3	4	5+
B80C	35.00%	7.00%	7.00%	4.00%	4.00%
LPNY	99.00	5.00	5.00	5.00	5.00
LPUL	124.00	5.00	5.00	5.00	5.00
ULP	90.00	4.00	4.00	4.00	4.00
ULT, ULT2	121.40	5.00	5.00	5.00	5.00

*	ULT and ULT2 have a 4% commission rate after year 10

Commission on Excess Premium

Model Plan	Policy Year
	1	2	3	4	5+
B80C	4.00%	7.00%	7.00%	4.00%	4.00%
LPNY, LPUL	5.00	5.00	5.00	5.00	5.00
ULP	5.00	4.00	4.00	4.00	4.00
ULT, ULT2	5.40	3.00	3.00	3.00	3.00

*	LPUL has a 2% commission rate after year 10

*	ULP has a 2% commission in years 26+

*	The first year commission on excess premium for ULT and ULT2 is 3.40% for issue ages 71 and older

*	For model plans ULT and ULT2, the excess commission is reduced by 1% in the first year from premiums exceeding 5 times the target premium.

6.	Expenses

Unit expense factors are based upon industry best-practice assumptions and allowables with additional guidance from the Company.

Maintenance Expenses

Type	Factor
Maintenance
Per Policy	$50.00
Percentage of Premium	2.0%

Per policy maintenance expense are inflated at a rate of 2% per year.

MILLIMAN

Acquisition Expenses Per Policy

Model Plan	Band	Issue Age
		25	35	45	55	65
B80C	All	$362.00	$362.00	$362.00	$460.00	$524.00
LPNY, LPUL	1	384.00	384.00	576.00	582.00	582.00
	2	576.00	576.00	576.00	676.00	676.00
	3	576.00	576.00	576.00	676.00	746.00
	4	646.00	646.00	740.00	821.00	821.00
	5	646.00	646.00	740.00	821.00	821.00

ULT2	2	439.00	439.00	530.00	530.00	530.00
	3	530.00	530.00	530.00	622.00	675.00
	4	530.00	530.00	530.00	622.00	675.00
	5	588.00	588.00	680.00	680.00	680.00

ULP_	1	439.00	439.00	530.00	530.00	530.00
	2	530.00	530.00	530.00	622.00	675.00
	3	530.00	530.00	530.00	622.00	675.00
	4	588.00	588.00	680.00	680.00	680.00

For the ULT plans, the single pricing cell has a per policy acquisition expense of $655.

7.	Policy Loans

Policy loans are not modeled in the UL VNB model.

8.	Taxes

Federal Income Tax Rate:    35%

DAC Tax Rate:                     7.70%

9.	Reinsurance

The model does not include reinsurance.

MILLIMAN

III.	VARIABLE UNIVERSAL LIFE

A.	Model Definition

The model used to project this business is summarized below.

Nationwide Financial Group

Interest Sensitive Life Model

Model Plan	Description	Sex	Risk Class	DB Option	Band	Issue Ages
FL2I	VUL	M,F	N,S	1,2	2,3,4,5	25,35,45,55,65
FL3G	VUL	M,F	P,N	1,2	3,4,5	35,45,55
FL3I	VUL	M,F	P,N,Q,S	1,2	1,2,3,4,5	25,35,45,55,65,75
FL4G	VUL	M,F	P,Q	1,2	4,5	25,35,45,55
FL4I	VUL	M,F	P,N,Q,S	1,2	1,2,3,4,5	25,35,45,55,65,75
PROT	VUL	M,F	N,S	1,2	2,3,4,5	25,35,45,55,65
SPVL	VUL	M,F	S	1	1	45,55,65
LS3I	Joint VUL	M,F	P+,P,N,Q,S	1,2	1,2,3,4,5	25,35,45,55,65

B.	New Business Distribution for 4th Quarter 2007

Nationwide Financial Group

Interest Sensitive Inforce as of December 31, 2007

(dollars amounts in thousands)

Model Plans	Policy Count	Face Amount
FL2I	50	$40,542
FL3G	6	9,675
FL3I	916	410,255
FL4G	7	8,000
FL4I	539	219,979
PROT	353	104,885
SPVL	64	7,351
LS3I	35	114,762

Total Model	1,970	$915,449

New Business Distribution

The universal life new business model consists both current assumption UL and secondary guarantee UL plans. Characteristics of the new business model are summarized below:

Issue Age	FL2I	FL3G	FL3I	FL4G	FL4I	PROT
25	0.86%	0.00%	13.50%	18.75%	16.10%	20.46%
35	18.65	72.35	28.73	6.25	38.92	32.73
45	43.13	8.01	28.31	50.00	29.72	26.32
55	23.41	19.64	22.88	25.00	12.27	12.48
65	13.94	0.00	5.20	0.00	2.56	8.02
75	0.00	0.00	1.37	0.00	0.43	0.00

Total	100.00	100.00	100.00	100.00	100.00	100.00

Sex	FL2I	FL3G	FL3I	FL4G	FL4I	PROT
Female	36.98%	22.48%	35.68%	0.00%	36.58%	37.66%
Male	63.02	77.52	64.32	100.00	63.42	62.34

Total	100.00	100.00	100.00	100.00	100.00	100.00

MILLIMAN

Class	FL2I	FL3G	FL3I	FL4G	FL4I	PROT
Standard Non-smoker	99.05%	72.35%	48.23%	0.00%	32.57%	79.27%
Preferred Non-smoker	0.00	27.65	41.81	93.75	57.05	0.00
Preferred Plus Non-smoker	0.95	0.00	6.59	0.00	6.29	20.73
Preferred Smoker	0.00	0.00	3.37	6.25	4.08	0.00

Total	100.00	100.00	100.00	100.00	100.00	100.00

Face Band	FL2I	FL3G	FL3I	FL4G	FL4I	PROT
< $100k	0.00%	0.00%	0.80%	0.00%	1.94%	0.00%
$100k - $250k	3.15	0.00	11.41	0.00	10.80	22.76
$250k - $500k	12.31	4.13	18.93	0.00	14.75	23.43
$500k - $1MM	19.62	13.18	22.80	25.00	26.52	26.11
≥ $1MM	64.92	82.69	46.06	75.00	45.99	27.70

Total	100.00	100.00	100.00	100.00	100.00	100.00

Death Benefit Option	FL2I	FL3G	FL3I	FL4G	FL4I	PROT
One	71.12%	17.31%	81.92%	75.00%	68.41%	81.33%
Two	28.88	82.69	18.08	25.00	31.59	18.67

Total	100.00	100.00	100.00	100.00	100.00	100.00

	FL2I	FL3G	FL3I	FL4G	FL4I	PROT
Average Size	810,820	1,612,500	447,867	1,142,857	408,126	297,127

C.	Product Specifications

Product specifications such as target premiums, policy fees and cost of insurance rates were received from Nationwide Financial Group.

1.	Surrender Charges

Per Unit: (Sample Issue Age 35, Bands 3-5)

Policy Year	FL2I	FL3G, FL3I	FL4G, FL4I	SPVL	PROT	LS3I
1	$8.58	$4.50	$5.70	$0.00	$2.44	$5.19
2	8.58	4.50	5.70	0.00	2.32	5.19
3	7.72	4.50	5.70	0.00	2.08	4.67
4	6.86	4.16	5.27	0.00	1.95	4.15
5	6.00	3.83	4.85	0.00	1.71	3.63
6	5.15	3.49	4.42	0.00	1.46	3.11
7	4.29	3.15	3.99	0.00	1.22	2.34
8	3.43	2.81	3.56	0.00	0.98	1.56
9	2.57	2.36	2.99	0.00	0.73	0.78
10	0.00	1.91	2.42	0.00	0.61	0.00
11	0.00	1.46	1.85	0.00	0.49	0.00
12	0.00	0.90	1.14	0.00	0.37	0.00
13	0.00	0.00	0.00	0.00	0.24	0.00
14	0.00	0.00	0.00	0.00	0.12	0.00
15	0.00	0.00	0.00	0.00	0.00	0.00
16	0.00	0.00	0.00	0.00	0.00	0.00
17	0.00	0.00	0.00	0.00	0.00	0.00
18	0.00	0.00	0.00	0.00	0.00	0.00
19	0.00	0.00	0.00	0.00	0.00	0.00
20	0.00	0.00	0.00	0.00	0.00	0.00

*	For model plans FL3G and FL3I, the band 1 SC per unit is $8.50 and the band 2 SC per unit is $7.50 in year 1, declining in proportion to the charges shown above.

MILLIMAN

*	For model plans FL4G and FL4I, the band 1 SC per unit is $10.59 and the band 2 SC per unit is $9.505 in year 1, declining in proportion to the charges shown above.

*	Model plans FL3G, FL3I, FL4G, and FL4I are modeled by multiplying a durational scalar by the initial surrender charge in all policy years.

Percent of Premium: (Sample Issue Age 35, Bands 3-5)

Policy Year	FL2I	FL3G, FL3I	FL4G, FL4I	SPVL	PROT	LS3I
1	0.0%	47.00%	47.00%	10.0%	0.0%	0.0%
2	0.0	47.00	47.00	10.0	0.0	0.0
3	0.0	47.00	47.00	9.0	0.0	0.0
4	0.0	43.48	43.48	8.0	0.0	0.0
5	0.0	39.95	39.95	7.0	0.0	0.0
6	0.0	36.43	36.43	6.0	0.0	0.0
7	0.0	32.90	32.90	5.0	0.0	0.0
8	0.0	29.38	29.38	4.0	0.0	0.0
9	0.0	24.68	24.68	3.0	0.0	0.0
10	0.0	19.98	19.98	0.0	0.0	0.0
11	0.0	15.28	15.28	0.0	0.0	0.0
12	0.0	9.40	9.40	0.0	0.0	0.0
13+	0.0	0.00	0.00	0.0	0.0	0.0

*	For model plans FL3G, FL3I, FL4G and FL4I, the band 1% of premium SC is 55% and the band 2 SC per unit is 50%, grading down proportionally to the band 3-5 rates

*	Model plans FL3G, FL3I, FL4G, and FL4I are modeled by multiplying a durational scalar by the initial surrender charge in all policy years.

2.	Policy Loads

Per Policy:

Model Plan	Per Policy Load
FL2I, FL3G, FL3I, FL4G, FL4I, LS3I	$120.00/year
PROT	60.00/year
SPVL	$120.00/year

*	For model plans FL2I and LS3I, the per policy load reduces to $60.00 in years 2+.

*	For the model plan SPVL, the duration of the per policy load varies by gender, risk class, issue age, and premium modifier.

Per Unit:

All years unless indicated

	Issue Age
Model Plan	35	45	55
FL2I, SPVL	$0.00	$0.000	$0.00
PROT	0.10	0.125	0.15
FL3G, FL3I	1.20	1.200	1.20
FL4G, FL4I	1.80	1.800	2.04
LS3I	0.48	0.480	0.48

*	FL3G, FL3I, FL4G, FL4I is only for 1st ten years

*	LS3I is 50% less after year ten

*	PROT is only for 1st two years

MILLIMAN

Percent of Premium:

All years unless indicated

Model Plan	Percentage of Premium Load
FL2I, FL3G, FL3I, FL4G, FL4I	4.00%
PROT	7.50
SPVL	3.00
LS3I	5.00

*	PROT is 5.5% in year 15 and later.

*	SPVL is 0% in year 11 and later.

*	LS3I is 4% in year 11 and later.

3.	Cost of Insurance

Cost of insurance rates were provided by the company.

4.	Reserves

Statutory reserves were set to calculate according to the UL Model Regulation for model plans FL2I, FL3G, FL3I, FL4G, FL4I, SPVL, and PROT. Model plan LS3I statutory reserves are set in a manner such that the difference between the account value and statutory reserve was a constant value determined at issue. For the new business projection, this constant value is zero, resulting in statutory reserves equal to the account value.

Tax reserves were determined similarly to statutory reserves for all model plans.

D.	Actuarial Assumptions

1.	Policy Lapses – All Sex, Class, Band, Age Combinations

Policy Year	Model Plans
	FL2I, PROT	FL3G, FL3I	FL4I, FL4G	LS3I	SPVL
1	3.50%	3.00%	5.00%	2.00%	4.00%
2	4.00	4.00	6.00	3.00	5.00
3	4.50	5.00	6.00	4.00	5.00
4	5.50	5.50	6.00	6.00	5.00
5	6.00	6.00	6.00	6.00	5.00
6	6.00	7.00	6.00	6.00	6.00
7	6.00	6.00	6.00	6.00	7.00
8	6.00	5.50	5.50	6.00	8.00
9	6.00	5.50	5.50	6.00	9.00
10	6.00	5.50	5.50	6.00	10.00
11+	5.00	5.50	5.50	6.00	15.00

*	Model plans FL2I, PROT, and SPVL apply an 85% scalar to the above rates.

*	Model plan LS3I applies a 60% scalar to the above rates.

*	An additional projection year scalar of 120% applies to model plan PL2I in projection year 1, declining by 2% until year 11.

Dynamic lapses are turned off in the VUL VNB model.

MILLIMAN

2.	Mortality

The mortality assumptions are based on Nationwide’s pricing assumptions and recent experience studies.

Mortality improvement of 1% per year for 15 years is also assumed.

3.	Premium Suspension

Model Plan	Premium Suspension Rate
All	Applied to company-specified premium patterns with an ultimate premium suspension rate of 5% each year.

4.	Interest Credited

Model Plan	Guaranteed	Investment Management Fee	Revenue Sharing
FL2I	3.00%	0.75%	0.31%
FL3G	3.00	0.75	0.31
FL3I	3.00	0.75	0.31
FL4G	3.00	0.75	0.31
FL4I	3.00	0.75	0.31
PROT	3.00	0.75	0.31
SPVL	3.00	0.75	0.31
LS3I	3.00	0.75	0.31

M&E Fee

Model Plan	Year	Mortality & Expense Charge
		Tier 1	Tier 2	Tier 3
FL2I	All	0.60%	0.30%	0.10%
FL3G, FL3I, FL4I, FL4G	1-10 11-20 21+	0.60 0.30 0.00%	0.30 0.20 0.00%	0.10 0.05 0.00%

PROT	1-15 16+	0.80 0.30%	0.30 0.30%	0.10 0.10%
SPVL	All	*	*	*
LS3I	All	0.55%	0.35%	0.20%

*	M&E charges for model plan SPVL range from 1.00% to 2.35%, varying by sex, class, issue age, duration and funding level.

5.	Commissions

Commission on Premium up to Target

Model Plan	Policy Year
	1	2	3	4-10	11+
FL2I, PROT	90.00%	3.00%	3.00%	3.00%	2.00%
FL3G, FL3I	95.00	3.00	3.00	3.00	2.00
FL4G, FL4I	51.01	3.69	2.65	2.51	0.60
SPVL	7.50	0.00	0.00	0.00	0.00
LS3I	90.00	3.00	3.00	3.00	2.00

*	FL4G and FL4I decrease each year

MILLIMAN

Commission on Premium In Excess of Target

	Policy Year
Model Plan	1	2	3	4-10	11+
FL2I, PROT	3.00%	3.00%	3.00%	3.00%	2.00%
FL3G, FL3I	3.00	3.00	3.00	3.00	2.00
FL4G, FL4I	1.96	3.69	2.65	2.51	0.60
SPVL	7.50	0.00	0.00	0.00	0.00
LS3I	3.00	3.00	3.00	3.00	2.00

*	FL4G and FL4I decrease each year.

Sales Relationship Expense on Premium Up to Target

Model Plan	Policy Year
	1	2	3	4-10	11+
FL3G, FL3I	6.57%	0.00%	0.00%	0.00%	2.00%
FL4G, FL4I	66.49	0.74	0.53	0.50	0.12
FL2I,PROT, SPVL, LS3I	0.00	0.00	0.00	0.00	0.00

*	FL4G and FL4I decrease each year.

Sales Relationship Expense on Premium In Excess of Target

Model Plan	Policy Year
	1	2	3	4-10	11+
FL3G, FL3I	0.00%	0.00%	0.00%	0.00%	2.00%
FL4G, FL4I	3.43	0.74	0.53	0.50	0.12
FL2I,PROT, SPVL, LS3I	0.00	0.00	0.00	0.00	0.00

*	FL4G and FL4I decrease each year.

6.	Expenses

Unit expense factors are based upon industry best-practice assumptions and allowables with additional guidance from the Company.

Type	Factor
Maintenance
Per Policy	$50.00
Percentage of Premium	2.0%

Per policy maintenance expense are inflated at a rate of 2% per year.

MILLIMAN

Acquisition Expense – Per Policy

		Issue Age
Model Plan	Band	25	35	45	55
	3				$ 689.31
FL3G	4			$685.79	725.01
	5		$910.90		1116.05
	1	$478.22	$478.22	$478.22	$480.00
	2	550.64	550.64	596.33	596.33

FL3I	3	650.10	650.10	650.10	689.31
	4	685.79	685.79	685.79	725.01
	5	910.90	910.90	985.86	1116.05

FL4G	4	$685.79	$685.79
	5			$985.86	$1116.05

	1	$478.22	$478.22	$478.22	$480.00
	2	550.64	550.64	596.33	596.33
FL4I	3	650.10	650.10	650.10	689.31
	4	685.79	685.79	685.79	725.01
	5	910.90	910.90	985.86	1116.05

FL2I, PROT	All	$736.56	$736.56	$736.56	$736.56

SPVL	All	$1,333.85	$1,333.85	$1,333.85	$1,333.85

Sales Allowances - % of Premium

Policy Year	FL3G, FL3I	FL4G, FL4I	Others
1	8.22%	55.00%	0.00%
2	3.14	0.00	0.00
3	2.99	0.00	0.00
4	2.50	0.00	0.00
5	2.00	0.00	0.00
6-10	1.90	0.00	0.00
11+	0.95	0.00	0.00

*	Sales allowance in excess of target premium if 0 for plans FL4I and FL4G.

7.	Policy Loans

No policy loans are modeled for new business.

8.	Taxes

Federal Income Tax Rate:	35%
DAC Tax Rate:	7.70%

9.	Reinsurance

Excess of retention reinsurance is modeled.

MILLIMAN

APPENDIX F

Nationwide Financial

Detailed Statutory Income Projections

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
EXISTING BUSINESS INPUT (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015
TOTAL EXISTING BUSINESS
PREMIUMS		4,408,706	4,001,817	3,660,305	3,375,670	3,092,189	2,867,669	2,669,416	2,408,897
LESS: REINSURANCE PREMIUMS		(115,126)	(106,479)	(101,768)	(99,705)	(99,686)	(100,790)	(101,031)	(100,422)
NET INVESTMENT INCOME (Before Capital Gains)		1,907,661	1,739,729	1,588,543	1,459,681	1,371,141	1,289,358	1,234,651	1,189,835
AMORTIZATION OF IMR		20,934	25,589	28,207	22,310	14,552	7,244	2,463	2,688
LESS INVESTMENT EXPENSE		55,117	47,044	39,295	31,163	25,185	19,539	15,714	12,727
LESS INCOME LOST ON DEFAULTS		66,194	57,615	46,632	35,603	29,440	21,187	16,795	13,192
SEPARATE ACCOUNT AND ADMIN FEES		1,248,118	1,186,531	1,145,873	1,094,469	1,036,417	979,456	922,101	866,413
TOTAL INCOME		7,348,982	6,742,529	6,235,233	5,785,659	5,359,988	5,002,211	4,695,092	4,341,493
NET SURRENDERS AND MATURITIES		12,368,841	11,818,264	11,100,318	9,877,255	9,533,480	8,382,434	7,945,409	7,471,267
ANNUITY BENEFITS		259,365	251,546	231,589	214,790	197,446	183,466	171,503	160,679
MISCELLANEOUS BENEFITS		81,658	73,497	67,313	60,066	52,577	45,813	39,670	34,039
DEATH BENEFITS		1,357,029	1,311,564	1,279,313	1,245,272	1,192,753	1,154,366	1,143,313	1,118,504
LESS: REINSURANCE BENEFITS		(77,312)	(76,171)	(75,881)	(77,707)	(80,068)	(83,335)	(85,972)	(86,424)
DIVIDENDS PAID		216,651	228,879	220,064	226,885	221,375	219,129	218,556	218,419
ACQUISITION EXPENSES		1,280	89	70	59	50	41	34	28
MAINTENANCE EXPENSES		422,634	411,788	413,563	414,025	412,529	410,572	407,860	403,390
NET COMMISSIONS		320,801	288,736	288,571	279,861	263,194	249,251	235,819	222,114
NET TRANSFERS TO SEPARATE ACCOUNT		(6,265,180)	(5,984,943)	(6,093,214)	(6,182,996)	(5,987,492)	(5,699,132)	(5,519,510)	(5,339,544)
INCREASE IN LOADING		(9,206)	(830)	(258)	273	795	515	194	690
INCREASE IN RESERVES		(2,509,485)	(2,606,303)	(2,146,607)	(1,169,677)	(1,327,165)	(668,687)	(602,620)	(556,318)
COST OF FINANCING		0	1,327	1,411	1,434	1,455	1,461	1,451	1,424
TOTAL DISBURSEMENTS		6,167,075	5,717,443	5,286,250	4,889,542	4,480,929	4,195,895	3,955,709	3,648,267
STATUTORY GAIN		1,181,906	1,025,086	948,983	896,117	879,059	806,317	739,383	693,225
CAPITAL GAINS		37,755	43,741	29,907	3,979	12,521	1,880	22	58
LESS IMR CAPITALIZATION		35,190	43,257	29,834	3,910	12,464	1,874	21	57
BOOK PROFIT		1,184,471	1,025,570	949,056	896,187	879,116	806,322	739,384	693,225
FEDERAL INCOME TAX		318,442	316,989	284,124	252,024	250,337	278,408	253,444	233,585
AFTER-TAX PROFIT		866,029	708,582	664,933	644,163	628,778	527,914	485,939	459,640

INSURANCE INFORCE	282,368,340	258,736,992	240,751,505	224,263,805	210,272,236	194,495,567	183,218,309	172,739,701	162,328,681
ACCOUNT VALUE INFORCE	99,442,146	88,939,763	84,396,132	80,112,857	76,664,041	73,206,227	70,614,272	68,192,916	65,927,514
CASH VALUE INFORCE	99,905,625	89,893,526	85,696,202	81,701,815	78,475,454	75,130,717	72,613,264	70,233,214	67,961,565
SEPARATE ACCOUNT VALUE	71,201,072	63,259,895	61,410,280	59,356,756	57,101,123	54,925,726	52,933,350	51,019,051	49,186,274
GENERAL ACCOUNT LIABILITY	31,943,005	29,597,276	26,998,845	24,849,259	23,684,686	22,363,648	21,699,610	21,101,020	20,546,892
INTEREST MAINTENANCE RESERVE	34,160	48,416	66,084	67,710	49,310	47,222	41,852	39,411	36,780
DIVIDEND STAT RESERVE	768,564	780,845	788,818	792,652	795,370	794,310	791,004	786,417	780,292
DIVIDEND ACCUM BALANCE	608,063	608,980	609,136	609,466	610,471	607,222	604,443	601,319	597,509
DIVIDEND LIABILITY	88,935	88,875	84,061	85,981	79,953	78,960	79,003	79,117	80,648
OFF-BALANCE SHEET LIABILITY	53,103,109	53,085,592	57,480,439	61,297,002	64,445,261	66,948,853	68,861,202	70,289,331	71,306,127
TOTAL LIABILITY	157,746,909	147,469,880	147,437,662	147,058,826	146,766,173	145,765,941	145,010,465	143,915,667	142,534,523
RESERVE FINANCING BALANCE	0	176,894	188,080	191,186	193,983	194,810	193,417	189,850	183,636
TAX RESERVE	32,916,492	30,624,715	28,072,853	25,961,609	24,831,701	23,534,175	22,880,889	22,289,548	21,739,217
DAC PROXY TAX	0	117,815	202,360	261,177	299,553	318,218	322,782	316,301	293,863
POLICIES IN FORCE (UNSCALED)	1,907,340	1,728,541	1,570,458	1,427,990	1,297,767	1,179,746	1,076,585	983,823	899,538
FIRST YEAR COLLECTED PREMIUM	6,451,328	127,526	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	529,929	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	121,120	112,668	104,959	97,981	91,540	86,301	81,479	76,729	72,204
NET DEFERRED PREMIUM	119,374	120,128	113,251	106,530	99,816	93,781	88,444	83,501	78,286

PV AT 9.00% BOOK PROFIT		1,086,671	1,949,873	2,682,718	3,317,600	3,888,965	4,369,748	4,774,216	5,122,123
PV AT 9.00% FEDERAL INCOME TAX		292,149	558,952	778,348	956,888	1,119,590	1,285,596	1,424,238	1,541,467
PV AT 9.00% AFTER-TAX PROFIT		794,522	1,390,921	1,904,371	2,360,712	2,769,375	3,084,153	3,349,978	3,580,656

PV AT 10.00% BOOK PROFIT		1,076,792	1,924,371	2,637,411	3,249,519	3,795,380	4,250,528	4,629,949	4,953,344
PV AT 10.00% FEDERAL INCOME TAX		289,493	551,467	764,933	937,069	1,092,509	1,249,663	1,379,720	1,488,689
PV AT 10.00% AFTER-TAX PROFIT		787,299	1,372,904	1,872,477	2,312,449	2,702,871	3,000,865	3,250,229	3,464,654

PV AT 11.00% BOOK PROFIT		1,067,091	1,899,467	2,593,409	3,183,755	3,705,467	4,136,560	4,492,690	4,793,499
PV AT 11.00% FEDERAL INCOME TAX		286,885	544,160	751,909	917,925	1,066,488	1,215,336	1,337,410	1,438,769
PV AT 11.00% AFTER-TAX PROFIT		780,206	1,355,307	1,841,500	2,265,830	2,638,979	2,921,224	3,155,280	3,354,731

YEAR ENDING December 31,	2016	2017	2018	2019	2020	2021	2022	2023
TOTAL EXISTING BUSINESS
PREMIUMS	2,272,456	2,137,975	2,014,245	1,897,643	1,784,181	1,676,117	1,576,450	1,480,454
LESS: REINSURANCE PREMIUMS	(99,875)	(99,405)	(97,977)	(95,709)	(94,403)	(91,960)	(92,313)	(92,684)
NET INVESTMENT INCOME (Before Capital Gains)	1,147,004	1,104,993	1,068,124	1,039,102	1,009,658	978,080	949,115	919,015
AMORTIZATION OF IMR	2,363	1,519	2,230	2,126	1,875	1,653	1,634	1,699
LESS INVESTMENT EXPENSE	9,582	7,186	5,769	5,090	4,427	3,720	3,265	2,821
LESS INCOME LOST ON DEFAULTS	10,212	6,544	5,367	4,621	3,950	3,236	2,937	2,614
SEPARATE ACCOUNT AND ADMIN FEES	815,673	769,509	726,487	685,352	646,407	609,083	573,942	540,267
TOTAL INCOME	4,117,827	3,900,860	3,701,973	3,518,803	3,339,341	3,166,017	3,002,627	2,843,314
NET SURRENDERS AND MATURITIES	6,954,099	6,586,398	6,321,210	6,106,724	5,906,953	5,718,238	5,538,110	5,379,734
ANNUITY BENEFITS	148,382	134,635	124,925	118,567	112,514	106,340	97,925	91,844
MISCELLANEOUS BENEFITS	29,373	25,651	22,489	19,701	17,234	15,124	13,132	11,438
DEATH BENEFITS	1,083,545	1,056,382	1,031,665	1,006,426	984,115	963,122	944,122	931,099
LESS: REINSURANCE BENEFITS	(85,996)	(85,741)	(85,978)	(86,030)	(86,163)	(85,980)	(86,200)	(86,733)
DIVIDENDS PAID	221,114	219,226	217,552	214,541	213,521	210,833	208,188	204,505
ACQUISITION EXPENSES	20	10	5	4	4	3	3	2
MAINTENANCE EXPENSES	399,188	394,191	388,688	382,518	375,579	367,966	359,729	350,858
NET COMMISSIONS	207,069	192,594	178,905	165,811	153,413	141,670	130,622	120,289
NET TRANSFERS TO SEPARATE ACCOUNT	(4,970,805)	(4,722,123)	(4,565,480)	(4,440,394)	(4,327,153)	(4,212,954)	(4,113,409)	(4,028,111)
INCREASE IN LOADING	617	339	(34)	1,581	1,453	1,757	1,821	249
INCREASE IN RESERVES	(502,458)	(476,654)	(468,728)	(472,272)	(482,233)	(500,631)	(506,135)	(517,617)
COST OF FINANCING	1,377	1,318	1,252	1,197	1,128	1,059	987	911
TOTAL DISBURSEMENTS	3,485,526	3,326,224	3,166,470	3,018,375	2,870,365	2,726,549	2,588,895	2,458,468
STATUTORY GAIN	632,301	574,637	535,503	500,429	468,976	439,468	413,732	384,847
CAPITAL GAINS	20	58	29	26	30	15	16	25
LESS IMR CAPITALIZATION	20	58	29	26	30	15	16	21
BOOK PROFIT	632,301	574,637	535,503	500,429	468,976	439,468	413,732	384,851
FEDERAL INCOME TAX	210,214	189,053	174,472	165,337	156,514	148,126	140,585	131,911
AFTER-TAX PROFIT	422,087	385,584	361,031	335,092	312,463	291,342	273,148	252,939

INSURANCE INFORCE	152,768,539	143,991,292	136,502,267	129,431,646	122,769,557	116,438,261	110,369,693	104,477,242
ACCOUNT VALUE INFORCE	64,002,567	62,270,246	60,635,023	59,053,878	57,511,146	55,997,879	54,510,004	53,025,074
CASH VALUE INFORCE	66,016,565	64,255,696	62,585,051	60,962,357	59,371,463	57,807,315	56,265,094	54,723,096
SEPARATE ACCOUNT VALUE	47,634,298	46,252,287	44,952,141	43,703,834	42,496,344	41,331,366	40,194,006	39,069,835
GENERAL ACCOUNT LIABILITY	20,049,273	19,577,974	19,117,868	18,653,491	18,182,329	17,694,527	17,203,223	16,700,885
INTEREST MAINTENANCE RESERVE	34,437	32,976	30,775	28,676	26,831	25,194	23,576	21,898
DIVIDEND STAT RESERVE	773,478	764,628	755,024	744,488	731,900	718,031	702,943	686,937
DIVIDEND ACCUM BALANCE	593,562	589,168	584,252	579,435	573,892	567,380	559,376	550,899
DIVIDEND LIABILITY	78,624	77,767	76,338	74,564	72,478	70,331	68,506	66,474
OFF-BALANCE SHEET LIABILITY	71,956,291	72,310,226	72,359,051	72,124,838	71,631,382	70,905,424	69,958,704	68,800,774
TOTAL LIABILITY	141,119,964	139,605,027	137,875,449	135,909,327	133,715,156	131,312,252	128,710,333	125,897,702
RESERVE FINANCING BALANCE	175,689	166,943	159,616	150,385	141,238	131,539	121,453	110,217
TAX RESERVE	21,242,250	20,768,408	20,305,658	19,837,840	19,359,281	18,861,485	18,356,021	17,836,695
DAC PROXY TAX	265,087	230,327	196,564	169,805	148,445	131,449	117,842	106,762
POLICIES IN FORCE (UNSCALED)	824,977	757,977	698,313	643,489	593,739	547,936	506,035	467,203
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	67,902	63,695	58,730	55,035	51,404	47,944	45,930	43,092
NET DEFERRED PREMIUM	73,366	68,820	63,890	58,614	53,530	48,313	44,478	41,390

PV AT 9.00% BOOK PROFIT	5,413,252	5,655,984	5,863,509	6,041,429	6,194,399	6,325,909	6,439,494	6,536,426
PV AT 9.00% FEDERAL INCOME TAX	1,638,255	1,718,113	1,785,726	1,844,509	1,895,561	1,939,887	1,978,483	2,011,707
PV AT 9.00% AFTER-TAX PROFIT	3,774,997	3,937,872	4,077,783	4,196,920	4,298,839	4,386,022	4,461,011	4,524,719

PV AT 10.00% BOOK PROFIT	5,221,501	5,443,048	5,630,739	5,790,191	5,926,036	6,041,762	6,140,806	6,224,561
PV AT 10.00% FEDERAL INCOME TAX	1,577,840	1,650,728	1,711,880	1,764,561	1,809,898	1,848,904	1,882,559	1,911,266
PV AT 10.00% AFTER-TAX PROFIT	3,643,660	3,792,320	3,918,859	4,025,629	4,116,139	4,192,858	4,258,248	4,313,295

PV AT 11.00% BOOK PROFIT	5,040,681	5,243,059	5,412,965	5,556,008	5,676,776	5,778,731	5,865,203	5,937,667
PV AT 11.00% FEDERAL INCOME TAX	1,520,946	1,587,528	1,642,885	1,690,145	1,730,449	1,764,814	1,794,197	1,819,034
PV AT 11.00% AFTER-TAX PROFIT	3,519,735	3,655,532	3,770,081	3,865,864	3,946,327	4,013,917	4,071,006	4,118,633

MILLIMAN

EXISTING BUSINESS INPUT (000)

YEAR ENDING December 31,	2024	2025	2026	2027	2028	2029	2030
TOTAL EXISTING BUSINESS
PREMIUMS	1,385,058	1,293,464	1,204,244	1,119,027	1,028,828	946,347	867,868
LESS: REINSURANCE PREMIUMS	(91,156)	(89,717)	(89,498)	(88,420)	(87,768)	(87,638)	(87,718)
NET INVESTMENT INCOME (Before Capital Gains)	889,366	861,710	830,996	799,895	768,690	738,237	705,445
AMORTIZATION OF IMR	1,648	1,626	1,465	953	832	830	888
LESS INVESTMENT EXPENSE	2,485	2,139	1,808	1,527	1,250	1,088	829
LESS INCOME LOST ON DEFAULTS	2,238	1,969	1,367	1,167	754	638	404
SEPARATE ACCOUNT AND ADMIN FEES	509,132	477,460	447,925	419,921	393,707	369,938	347,343
TOTAL INCOME	2,689,325	2,540,437	2,391,956	2,248,681	2,102,285	1,965,988	1,832,593
NET SURRENDERS AND MATURITIES	5,239,124	5,092,605	4,948,772	4,804,368	4,670,494	4,513,838	4,360,228
ANNUITY BENEFITS	85,347	78,851	75,629	69,727	65,260	59,936	55,813
MISCELLANEOUS BENEFITS	9,948	8,638	7,520	6,487	5,600	4,829	4,155
DEATH BENEFITS	920,562	914,237	907,578	899,099	891,990	889,396	891,898
LESS: REINSURANCE BENEFITS	(85,898)	(84,823)	(82,624)	(79,569)	(77,691)	(77,535)	(78,194)
DIVIDENDS PAID	201,363	198,400	192,803	187,139	183,097	176,448	171,903
ACQUISITION EXPENSES	2	2	1	1	1	1	0
MAINTENANCE EXPENSES	341,279	331,042	320,098	308,557	296,528	284,201	271,513
NET COMMISSIONS	110,508	101,068	92,168	84,013	76,753	70,193	64,155
NET TRANSFERS TO SEPARATE ACCOUNT	(3,956,089)	(3,883,954)	(3,811,051)	(3,740,850)	(3,679,649)	(3,600,447)	(3,526,211)
INCREASE IN LOADING	144	939	647	422	(1,554)	(465)	(263)
INCREASE IN RESERVES	(534,995)	(553,906)	(569,546)	(572,320)	(586,749)	(596,204)	(611,081)
COST OF FINANCING	827	740	637	549	483	438	396
TOTAL DISBURSEMENTS	2,332,120	2,203,837	2,082,631	1,967,623	1,844,562	1,724,627	1,604,312
STATUTORY GAIN	357,205	336,600	309,326	281,058	257,723	241,361	228,280
CAPITAL GAINS	23	16	26	24	15	2	(6)
LESS IMR CAPITALIZATION	21	12	18	20	13	4	(4)
BOOK PROFIT	357,207	336,604	309,333	281,062	257,725	241,359	228,278
FEDERAL INCOME TAX	123,274	117,390	107,625	97,811	89,671	83,161	76,623
AFTER-TAX PROFIT	233,934	219,214	201,709	183,251	168,053	158,198	151,656

INSURANCE INFORCE	98,869,850	92,639,209	86,518,653	80,799,759	76,520,063	72,425,446	68,478,178
ACCOUNT VALUE INFORCE	51,521,092	49,999,257	48,455,092	46,891,646	45,287,848	43,666,406	42,022,646
CASH VALUE INFORCE	53,159,994	51,577,398	49,971,107	48,344,525	46,677,373	44,993,754	43,288,222
SEPARATE ACCOUNT VALUE	37,943,203	36,814,420	35,681,897	34,540,875	33,379,491	32,212,736	31,034,201
GENERAL ACCOUNT LIABILITY	16,183,676	15,648,027	15,100,778	14,554,782	13,999,462	13,435,371	12,859,189
INTEREST MAINTENANCE RESERVE	20,271	18,656	17,210	16,277	15,458	14,632	13,740
DIVIDEND STAT RESERVE	668,984	650,501	631,088	610,739	589,778	568,319	546,475
DIVIDEND ACCUM BALANCE	541,379	530,718	518,701	505,792	491,984	478,037	463,519
DIVIDEND LIABILITY	64,580	61,720	59,212	57,301	54,619	52,333	49,179
OFF-BALANCE SHEET LIABILITY	67,431,879	65,866,860	64,112,209	62,174,240	60,061,685	57,824,093	55,450,392
TOTAL LIABILITY	122,853,970	119,590,902	116,121,096	112,460,007	108,592,478	104,585,520	100,416,695
RESERVE FINANCING BALANCE	98,635	84,889	73,250	64,404	58,383	52,802	48,186
TAX RESERVE	17,299,231	16,741,086	16,168,291	15,592,694	15,001,531	14,403,577	13,796,951
DAC PROXY TAX	97,624	89,717	82,211	74,956	67,831	61,278	55,296
POLICIES IN FORCE (UNSCALED)	431,639	396,394	362,684	332,382	307,651	284,483	263,336
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	39,937	36,797	33,575	30,687	27,124	24,784	22,550
NET DEFERRED PREMIUM	38,092	34,013	30,144	26,834	24,825	22,950	20,979

PV AT 9.00% BOOK PROFIT	6,618,967	6,690,325	6,750,487	6,800,637	6,842,826	6,879,074	6,910,527
PV AT 9.00% FEDERAL INCOME TAX	2,040,192	2,065,078	2,086,010	2,103,463	2,118,142	2,130,631	2,141,188
PV AT 9.00% AFTER-TAX PROFIT	4,578,775	4,625,247	4,664,477	4,697,175	4,724,685	4,748,443	4,769,338

PV AT 10.00% BOOK PROFIT	6,295,233	6,355,774	6,406,352	6,448,130	6,482,957	6,512,607	6,538,100
PV AT 10.00% FEDERAL INCOME TAX	1,935,655	1,956,769	1,974,367	1,988,906	2,001,023	2,011,239	2,019,796
PV AT 10.00% AFTER-TAX PROFIT	4,359,577	4,399,005	4,431,986	4,459,225	4,481,934	4,501,368	4,518,304

PV AT 11.00% BOOK PROFIT	5,998,261	6,049,702	6,092,290	6,127,151	6,155,950	6,180,247	6,200,950
PV AT 11.00% FEDERAL INCOME TAX	1,839,946	1,857,885	1,872,703	1,884,835	1,894,855	1,903,227	1,910,176
PV AT 11.00% AFTER-TAX PROFIT	4,158,316	4,191,816	4,219,587	4,242,316	4,261,095	4,277,021	4,290,775

YEAR ENDING December 31,	2031	2032	2033	2034	2035	2036	2037
TOTAL EXISTING BUSINESS
PREMIUMS	792,869	723,224	658,662	628,658	601,158	575,399	550,346
LESS: REINSURANCE PREMIUMS	(87,983)	(85,871)	(84,306)	(83,279)	(82,352)	(81,009)	(79,543)
NET INVESTMENT INCOME (Before Capital Gains)	678,736	665,251	613,195	590,754	561,092	532,511	484,613
AMORTIZATION OF IMR	958	1,043	1,200	1,350	1,451	1,484	2,507
LESS INVESTMENT EXPENSE	735	683	569	510	388	214	59
LESS INCOME LOST ON DEFAULTS	361	353	305	269	155	88	13
SEPARATE ACCOUNT AND ADMIN FEES	325,810	305,233	285,638	268,052	251,890	237,016	217,537
TOTAL INCOME	1,709,292	1,607,843	1,473,516	1,404,755	1,332,696	1,265,099	1,175,388
NET SURRENDERS AND MATURITIES	4,205,410	4,061,032	3,885,163	3,654,752	3,440,369	3,237,264	9,088,630
ANNUITY BENEFITS	53,466	49,270	46,387	42,895	39,732	38,107	34,644
MISCELLANEOUS BENEFITS	3,568	3,056	2,612	2,227	1,894	1,607	737
DEATH BENEFITS	892,151	893,183	895,560	898,228	902,351	905,805	722,192
LESS: REINSURANCE BENEFITS	(79,238)	(78,912)	(78,751)	(77,755)	(76,649)	(75,215)	(72,067)
DIVIDENDS PAID	166,042	162,205	154,760	149,709	149,254	138,017	132,068
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	258,478	245,081	231,468	218,420	206,319	195,077	183,914
NET COMMISSIONS	58,611	53,510	48,827	44,527	40,570	36,942	32,964
NET TRANSFERS TO SEPARATE ACCOUNT	(3,446,230)	(3,375,264)	(3,276,260)	(3,128,408)	(2,991,946)	(2,863,681)	(7,249,974)
INCREASE IN LOADING	(184)	12	(77)	(112)	(112)	(204)	(164)
INCREASE IN RESERVES	(620,582)	(625,042)	(621,565)	(585,578)	(543,823)	(506,561)	(1,824,708)
COST OF FINANCING	361	336	312	284	263	241	224
TOTAL DISBURSEMENTS	1,491,853	1,388,469	1,288,436	1,219,189	1,168,223	1,107,399	1,048,461
STATUTORY GAIN	217,439	219,374	185,080	185,566	164,473	157,700	126,927
CAPITAL GAINS	(9)	4	0	2	1	3	4
LESS IMR CAPITALIZATION	(5)	4	0	2	1	3	2
BOOK PROFIT	217,435	219,374	185,080	185,566	164,473	157,701	126,928
FEDERAL INCOME TAX	72,748	73,699	62,066	61,898	54,895	52,785	59,831
AFTER-TAX PROFIT	144,687	145,675	123,014	123,668	109,578	104,915	67,098

INSURANCE INFORCE	64,726,291	61,074,412	57,545,712	54,190,468	51,001,740	47,959,499	35,933,198
ACCOUNT VALUE INFORCE	40,359,958	38,670,943	36,989,845	35,404,858	33,909,043	32,495,386	24,665,797
CASH VALUE INFORCE	41,564,435	39,814,324	38,073,629	36,429,868	34,876,266	33,406,048	25,517,993
SEPARATE ACCOUNT VALUE	29,848,215	28,643,924	27,448,584	26,312,741	25,229,382	24,194,080	18,111,310
GENERAL ACCOUNT LIABILITY	12,275,263	11,689,251	11,105,025	10,558,634	10,054,647	9,588,079	7,753,149
INTEREST MAINTENANCE RESERVE	12,778	11,739	10,539	9,191	7,742	6,260	3,755
DIVIDEND STAT RESERVE	523,987	501,286	478,800	456,378	434,108	411,732	387,512
DIVIDEND ACCUM BALANCE	448,196	430,846	414,603	396,973	379,174	361,001	342,931
DIVIDEND LIABILITY	46,999	44,715	42,414	40,463	37,798	36,134	33,727
OFF-BALANCE SHEET LIABILITY	52,951,880	50,344,269	47,649,333	45,138,012	42,813,215	40,660,291	38,665,716
TOTAL LIABILITY	96,107,317	91,666,029	87,149,297	82,912,392	78,956,065	75,257,577	65,298,100
RESERVE FINANCING BALANCE	44,851	41,544	37,854	35,039	32,140	29,921	27,844
TAX RESERVE	13,181,561	12,561,414	11,943,929	11,363,611	10,824,110	10,321,185	8,447,995
DAC PROXY TAX	49,879	45,096	40,881	37,056	33,560	30,302	27,138
POLICIES IN FORCE (UNSCALED)	243,826	224,644	207,727	191,567	176,416	161,909	140,031
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	20,377	18,479	16,656	14,825	13,077	11,382	10,025
NET DEFERRED PREMIUM	18,991	17,080	15,334	13,615	11,978	10,487	9,284

PV AT 9.00% BOOK PROFIT	6,938,012	6,963,452	6,983,143	7,001,256	7,015,984	7,028,940	7,038,507
PV AT 9.00% FEDERAL INCOME TAX	2,150,384	2,158,931	2,165,534	2,171,576	2,176,492	2,180,828	2,185,338
PV AT 9.00% AFTER-TAX PROFIT	4,787,627	4,804,521	4,817,609	4,829,680	4,839,492	4,848,112	4,853,169

PV AT 10.00% BOOK PROFIT	6,560,176	6,580,423	6,595,952	6,610,107	6,621,512	6,631,453	6,638,727
PV AT 10.00% FEDERAL INCOME TAX	2,027,182	2,033,984	2,039,192	2,043,913	2,047,720	2,051,047	2,054,476
PV AT 10.00% AFTER-TAX PROFIT	4,532,994	4,546,439	4,556,761	4,566,194	4,573,792	4,580,406	4,584,251

PV AT 11.00% BOOK PROFIT	6,218,716	6,234,864	6,247,137	6,258,223	6,267,075	6,274,722	6,280,266
PV AT 11.00% FEDERAL INCOME TAX	1,916,120	1,921,544	1,925,660	1,929,358	1,932,313	1,934,872	1,937,486
PV AT 11.00% AFTER-TAX PROFIT	4,302,596	4,313,319	4,321,477	4,328,865	4,334,763	4,339,850	4,342,781

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
EXISTING BUSINESS INPUT (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015
FIXED ANNUITY
PREMIUMS		2,408	1,867	1,449	1,141	920	758	624	514
LESS: REINSURANCE PREMIUMS		0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)		229,352	180,629	147,585	121,547	95,733	74,218	57,527	46,777
AMORTIZATION OF IMR		4,663	851	23	0	0	(1,297)	(1,998)	(1,032)
LESS INVESTMENT EXPENSE		7,405	5,762	4,653	3,540	2,591	1,776	1,241	891
LESS INCOME LOST ON DEFAULTS		8,830	7,399	6,169	5,028	3,773	2,049	1,413	859
SEPARATE ACCOUNT AND ADMIN FEES		0	0	0	0	0	0	0	0
TOTAL INCOME		220,188	170,185	138,235	114,120	90,290	69,854	53,500	44,508
NET SURRENDERS AND MATURITIES		1,095,303	680,008	538,469	446,906	411,627	304,770	222,314	166,757
ANNUITY BENEFITS		0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0
DEATH BENEFITS		117,438	104,627	93,078	81,594	69,841	59,012	50,972	44,415
LESS: REINSURANCE BENEFITS		0	0	0	0	0	0	0	0
DIVIDENDS PAID		0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES		4,368	3,584	2,990	2,497	2,043	1,636	1,333	1,100
NET COMMISSIONS		7,525	3,013	1,721	1,215	883	635	450	324
NET TRANSFERS TO SEPARATE ACCOUNT		0	0	0	0	0	0	0	0
INCREASE IN LOADING		0	0	0	0	0	0	0	0
INCREASE IN RESERVES		(1,045,050)	(646,380)	(519,920)	(437,926)	(413,480)	(316,022)	(235,896)	(181,588)
COST OF FINANCING		0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		179,584	144,853	116,337	94,286	70,913	50,032	39,172	31,006
STATUTORY GAIN		40,604	25,333	21,898	19,834	19,377	19,823	14,328	13,501
CAPITAL GAINS		7,400	1,118	0	0	0	0	0	0
LESS IMR CAPITALIZATION		4,810	726	0	0	0	0	0	0
BOOK PROFIT		43,194	25,724	21,898	19,834	19,377	19,823	14,328	13,501
FEDERAL INCOME TAX		14,536	8,496	7,279	6,583	6,423	7,392	5,713	5,085
AFTER-TAX PROFIT		28,658	17,228	14,619	13,251	12,954	12,431	8,615	8,416

INSURANCE INFORCE	4,648,003	3,578,153	2,907,006	2,370,425	1,919,659	1,498,230	1,180,146	943,184	761,343
ACCOUNT VALUE INFORCE	4,648,002	3,578,152	2,907,005	2,370,424	1,919,659	1,498,230	1,180,145	943,183	761,342
CASH VALUE INFORCE	4,534,156	3,507,635	2,864,307	2,344,626	1,906,911	1,493,824	1,178,289	942,530	760,967
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	4,557,306	3,512,256	2,865,877	2,345,957	1,908,031	1,494,550	1,178,528	942,632	761,044
INTEREST MAINTENANCE RESERVE	0	147	23	0	0	0	1,297	3,294	4,326
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	4,557,306	3,512,404	2,865,900	2,345,957	1,908,031	1,494,550	1,179,825	945,926	765,371
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	4,550,996	3,507,775	2,862,736	2,343,902	1,907,004	1,494,550	1,178,528	942,632	761,044
DAC PROXY TAX	0	20	34	42	46	48	48	45	42
POLICIES IN FORCE (UNSCALED)	111,154	85,846	70,292	57,521	46,913	36,951	29,211	23,493	19,085
FIRST YEAR COLLECTED PREMIUM	143,891	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		39,628	61,279	78,189	92,240	104,833	116,653	124,491	131,267
PV AT 9.00% FEDERAL INCOME TAX		13,336	20,487	26,108	30,771	34,946	39,354	42,479	45,031
PV AT 9.00% AFTER-TAX PROFIT		26,292	40,792	52,081	61,468	69,887	77,299	82,012	86,236

PV AT 10.00% BOOK PROFIT		39,268	60,527	76,979	90,526	102,558	113,748	121,100	127,398
PV AT 10.00% FEDERAL INCOME TAX		13,215	20,236	25,705	30,202	34,190	38,362	41,294	43,667
PV AT 10.00% AFTER-TAX PROFIT		26,053	40,291	51,274	60,325	68,368	75,385	79,806	83,732

PV AT 11.00% BOOK PROFIT		38,914	59,792	75,804	88,869	100,368	110,967	117,868	123,726
PV AT 11.00% FEDERAL INCOME TAX		13,096	19,991	25,314	29,650	33,462	37,414	40,166	42,373
PV AT 11.00% AFTER-TAX PROFIT		25,818	39,801	50,490	59,219	66,906	73,552	77,702	81,354

YEAR ENDING December 31,	2016	2017	2018	2019	2020	2021	2022	2023
FIXED ANNUITY
PREMIUMS	423	349	288	237	196	162	134	111
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	37,330	30,184	23,880	19,522	15,986	13,191	10,819	8,916
AMORTIZATION OF IMR	(999)	(723)	237	382	384	116	73	135
LESS INVESTMENT EXPENSE	617	452	323	272	234	208	181	160
LESS INCOME LOST ON DEFAULTS	593	331	226	178	154	137	113	91
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0
TOTAL INCOME	35,544	29,026	23,855	19,691	16,178	13,124	10,733	8,910
NET SURRENDERS AND MATURITIES	126,846	102,002	80,722	63,677	50,698	40,331	32,057	25,393
ANNUITY BENEFITS	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0
DEATH BENEFITS	39,028	34,268	29,994	26,168	22,724	19,610	16,812	14,304
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	915	763	635	529	439	364	301	249
NET COMMISSIONS	233	168	121	87	63	46	33	24
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(141,780)	(116,691)	(94,924)	(77,051)	(63,048)	(51,531)	(42,061)	(34,197)
COST OF FINANCING	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	25,242	20,510	16,549	13,410	10,876	8,820	7,143	5,772
STATUTORY GAIN	10,302	8,516	7,305	6,281	5,302	4,304	3,590	3,138
CAPITAL GAINS	0	0	0	2	7	0	0	2
LESS IMR CAPITALIZATION	0	0	0	2	7	0	0	2
BOOK PROFIT	10,302	8,516	7,305	6,281	5,302	4,304	3,590	3,138
FEDERAL INCOME TAX	3,954	3,232	2,472	2,064	1,722	1,465	1,230	1,051
AFTER-TAX PROFIT	6,348	5,284	4,833	4,217	3,580	2,839	2,360	2,087

INSURANCE INFORCE	619,383	502,574	407,650	330,600	267,552	216,021	173,960	139,763
ACCOUNT VALUE INFORCE	619,383	502,574	407,650	330,599	267,552	216,021	173,960	139,763
CASH VALUE INFORCE	619,202	502,525	407,609	330,563	267,519	215,992	173,935	139,741
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	619,265	502,574	407,650	330,599	267,552	216,021	173,960	139,763
INTEREST MAINTENANCE RESERVE	5,326	6,049	5,812	5,432	5,055	4,939	4,866	4,733
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0
TOTAL LIABILITY	624,590	508,623	413,462	336,031	272,606	220,960	178,826	144,496
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0
TAX RESERVE	619,265	502,574	407,650	330,599	267,552	216,021	173,960	139,763
DAC PROXY TAX	37	31	25	20	17	14	11	9
POLICIES IN FORCE (UNSCALED)	15,602	12,743	10,393	8,471	6,891	5,594	4,530	3,659
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	136,010	139,607	142,438	144,672	146,401	147,689	148,674	149,465
PV AT 9.00% FEDERAL INCOME TAX	46,851	48,217	49,175	49,908	50,470	50,908	51,246	51,511
PV AT 9.00% AFTER-TAX PROFIT	89,159	91,391	93,264	94,763	95,931	96,780	97,428	97,954

PV AT 10.00% BOOK PROFIT	131,768	135,051	137,611	139,613	141,148	142,282	143,141	143,824
PV AT 10.00% FEDERAL INCOME TAX	45,343	46,589	47,456	48,113	48,612	48,998	49,292	49,521
PV AT 10.00% AFTER-TAX PROFIT	86,424	88,462	90,156	91,499	92,536	93,284	93,849	94,303

PV AT 11.00% BOOK PROFIT	127,754	130,753	133,071	134,866	136,231	137,230	137,980	138,571
PV AT 11.00% FEDERAL INCOME TAX	43,918	45,056	45,841	46,431	46,874	47,214	47,471	47,669
PV AT 11.00% AFTER-TAX PROFIT	83,835	85,696	87,230	88,435	89,357	90,016	90,509	90,902

MILLIMAN

EXISTING BUSINESS INPUT (000)

YEAR ENDING December 31,	2024	2025	2026	2027	2028	2029	2030
FIXED ANNUITY
PREMIUMS	93	77	64	54	45	37	31
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	7,263	6,187	5,391	4,120	3,371	2,945	2,412
AMORTIZATION OF IMR	238	278	193	103	94	132	164
LESS INVESTMENT EXPENSE	142	130	121	111	95	88	72
LESS INCOME LOST ON DEFAULTS	79	67	55	43	36	29	23
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0
TOTAL INCOME	7,373	6,346	5,472	4,122	3,378	2,998	2,512
NET SURRENDERS AND MATURITIES	20,071	15,869	12,513	9,782	7,693	6,055	4,775
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	12,079	10,117	8,395	6,907	5,645	4,579	3,686
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	205	168	138	113	93	76	62
NET COMMISSIONS	18	13	10	7	5	4	3
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(27,720)	(22,424)	(18,052)	(14,418)	(11,543)	(9,197)	(7,311)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	4,653	3,743	3,003	2,391	1,893	1,516	1,215
STATUTORY GAIN	2,720	2,602	2,469	1,731	1,485	1,482	1,297
CAPITAL GAINS	6	0	3	12	10	(2)	(12)
LESS IMR CAPITALIZATION	6	0	3	12	10	1	(8)
BOOK PROFIT	2,720	2,602	2,469	1,731	1,485	1,479	1,293
FEDERAL INCOME TAX	870	813	797	573	490	472	392
AFTER-TAX PROFIT	1,850	1,789	1,671	1,157	995	1,008	901

INSURANCE INFORCE	112,043	89,620	71,568	57,150	45,607	36,410	29,098
ACCOUNT VALUE INFORCE	112,043	89,620	71,568	57,150	45,607	36,410	29,098
CASH VALUE INFORCE	112,024	89,602	71,552	57,136	45,595	36,399	29,090
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	112,043	89,620	71,568	57,150	45,607	36,410	29,098
INTEREST MAINTENANCE RESERVE	4,501	4,223	4,034	3,943	3,859	3,728	3,556
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	116,545	93,843	75,601	61,092	49,466	40,137	32,654
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	112,043	89,620	71,568	57,150	45,607	36,410	29,098
DAC PROXY TAX	8	6	5	4	4	3	3
POLICIES IN FORCE (UNSCALED)	2,950	2,375	1,907	1,531	1,229	987	792
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	150,093	150,645	151,125	151,434	151,677	151,899	152,077
PV AT 9.00% FEDERAL INCOME TAX	51,712	51,884	52,039	52,142	52,222	52,293	52,347
PV AT 9.00% AFTER-TAX PROFIT	98,381	98,761	99,086	99,292	99,455	99,606	99,730

PV AT 10.00% BOOK PROFIT	144,362	144,830	145,234	145,491	145,692	145,874	146,018
PV AT 10.00% FEDERAL INCOME TAX	49,693	49,839	49,970	50,055	50,121	50,179	50,223
PV AT 10.00% AFTER-TAX PROFIT	94,669	94,991	95,264	95,436	95,570	95,694	95,795

PV AT 11.00% BOOK PROFIT	139,032	139,430	139,770	139,984	140,150	140,299	140,417
PV AT 11.00% FEDERAL INCOME TAX	47,817	47,941	48,051	48,122	48,176	48,224	48,260
PV AT 11.00% AFTER-TAX PROFIT	91,216	91,489	91,719	91,863	91,974	92,075	92,157

YEAR ENDING December 31,	2031	2032	2033	2034	2035	2036	2037
FIXED ANNUITY
PREMIUMS	26	22	18	15	13	10	8
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	1,953	1,581	1,128	918	801	2,983	446
AMORTIZATION OF IMR	197	235	320	365	402	386	1,309
LESS INVESTMENT EXPENSE	59	45	23	18	12	1	1
LESS INCOME LOST ON DEFAULTS	19	14	8	6	4	1	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0
TOTAL INCOME	2,099	1,779	1,436	1,274	1,200	3,377	1,763
NET SURRENDERS AND MATURITIES	3,743	2,946	2,321	1,839	1,478	1,185	926
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	2,950	2,358	1,885	1,512	1,218	984	794
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	51	42	34	28	23	19	16
NET COMMISSIONS	2	2	1	1	1	1	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(5,771)	(4,563)	(3,607)	(2,866)	(2,302)	(1,849)	(1,460)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	975	785	634	514	417	340	276
STATUTORY GAIN	1,124	994	802	760	783	3,037	1,487
CAPITAL GAINS	(9)	4	0	2	1	1	0
LESS IMR CAPITALIZATION	(5)	4	0	2	1	1	0
BOOK PROFIT	1,121	994	802	760	783	3,037	1,487
FEDERAL INCOME TAX	321	267	169	139	133	928	84
AFTER-TAX PROFIT	800	728	633	621	649	2,109	1,403

INSURANCE INFORCE	23,328	18,765	15,158	12,292	9,990	8,141	6,620
ACCOUNT VALUE INFORCE	23,328	18,765	15,158	12,292	9,990	8,141	6,620
CASH VALUE INFORCE	23,320	18,759	15,153	12,287	9,986	8,138	6,617
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	23,328	18,765	15,158	12,292	9,990	8,141	6,620
INTEREST MAINTENANCE RESERVE	3,353	3,122	2,802	2,439	2,038	1,654	344
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	26,681	21,887	17,961	14,731	12,028	9,795	6,964
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	23,328	18,765	15,158	12,292	9,990	8,141	6,620
DAC PROXY TAX	2	2	1	1	1	1	1
POLICIES IN FORCE (UNSCALED)	637	512	414	333	269	218	176
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	152,219	152,334	152,420	152,494	152,564	152,813	152,925
PV AT 9.00% FEDERAL INCOME TAX	52,387	52,418	52,436	52,450	52,462	52,538	52,544
PV AT 9.00% AFTER-TAX PROFIT	99,831	99,916	99,983	100,044	100,102	100,275	100,381

PV AT 10.00% BOOK PROFIT	146,132	146,224	146,291	146,349	146,403	146,595	146,680
PV AT 10.00% FEDERAL INCOME TAX	50,256	50,280	50,294	50,305	50,314	50,373	50,378
PV AT 10.00% AFTER-TAX PROFIT	95,876	95,943	95,996	96,044	96,089	96,222	96,302

PV AT 11.00% BOOK PROFIT	140,508	140,581	140,635	140,680	140,722	140,869	140,934
PV AT 11.00% FEDERAL INCOME TAX	48,286	48,305	48,317	48,325	48,332	48,377	48,381
PV AT 11.00% AFTER-TAX PROFIT	92,222	92,276	92,318	92,355	92,390	92,492	92,554

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
EXISTING BUSINESS INPUT (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015
PAYOUT ANNUITY
PREMIUMS		0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS		0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)		126,643	117,900	108,872	100,623	92,704	86,798	80,560	73,576
AMORTIZATION OF IMR		2,402	1,843	2,235	1,431	1,083	900	278	294
LESS INVESTMENT EXPENSE		3,799	3,529	3,269	2,995	2,781	2,583	2,371	2,215
LESS INCOME LOST ON DEFAULTS		4,320	3,685	3,262	2,709	2,518	2,340	2,035	1,795
SEPARATE ACCOUNT AND ADMIN FEES		1,465	1,298	1,150	1,016	896	789	692	604
TOTAL INCOME		122,390	113,828	105,726	97,367	89,385	83,564	77,124	70,464
NET SURRENDERS AND MATURITIES		0	0	0	0	0	0	0	0
ANNUITY BENEFITS		256,377	245,335	227,056	211,357	194,803	181,390	169,862	159,375
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0
DEATH BENEFITS		107	98	88	78	69	61	52	45
LESS: REINSURANCE BENEFITS		0	0	0	0	0	0	0	0
DIVIDENDS PAID		0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		11	0	0	0	1	0	0	0
MAINTENANCE EXPENSES		2,890	2,696	2,494	2,308	2,135	1,984	1,840	1,704
NET COMMISSIONS		1,298	1,183	1,072	966	866	792	723	649
NET TRANSFERS TO SEPARATE ACCOUNT		(9,893)	(8,526)	(7,686)	(6,935)	(6,212)	(5,535)	(5,019)	(4,549)
INCREASE IN LOADING		0	0	0	0	0	0	0	0
INCREASE IN RESERVES		(120,816)	(126,726)	(116,507)	(108,123)	(98,266)	(90,823)	(85,170)	(80,191)
COST OF FINANCING		0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		129,975	114,059	106,517	99,651	93,395	87,868	82,288	77,034
STATUTORY GAIN		(7,584)	(231)	(791)	(2,285)	(4,011)	(4,304)	(5,164)	(6,570)
CAPITAL GAINS		6,992	5,087	6,064	3,596	2,484	1,863	0	0
LESS IMR CAPITALIZATION		6,992	5,087	6,064	3,596	2,484	1,863	0	0
BOOK PROFIT		(7,584)	(231)	(791)	(2,285)	(4,011)	(4,304)	(5,164)	(6,570)
FEDERAL INCOME TAX		(1,650)	408	412	(699)	(1,572)	(1,827)	(2,561)	(3,051)
AFTER-TAX PROFIT		(5,935)	(639)	(1,203)	(1,585)	(2,438)	(2,477)	(2,602)	(3,519)

INSURANCE INFORCE	0	0	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	1,863,596	1,742,781	1,616,055	1,499,548	1,391,425	1,293,159	1,202,336	1,117,165	1,036,974
INTEREST MAINTENANCE RESERVE	0	4,590	7,833	11,663	13,828	15,228	16,191	15,913	15,619
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	1,863,596	1,747,371	1,623,888	1,511,211	1,405,252	1,308,387	1,218,527	1,133,078	1,052,594
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	1,813,342	1,694,246	1,569,367	1,454,722	1,348,476	1,252,093	1,163,148	1,079,854	1,001,517
DAC PROXY TAX	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	5,034	4,919	4,824	4,739	4,670	4,598	4,529	4,426	4,334
FIRST YEAR COLLECTED PREMIUM	3,007	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	3,007	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		(6,958)	(7,153)	(7,763)	(9,382)	(11,989)	(14,555)	(17,380)	(20,677)
PV AT 9.00% FEDERAL INCOME TAX		(1,514)	(1,170)	(852)	(1,348)	(2,370)	(3,459)	(4,860)	(6,391)
PV AT 9.00% AFTER-TAX PROFIT		(5,445)	(5,982)	(6,911)	(8,034)	(9,619)	(11,096)	(12,520)	(14,286)

PV AT 10.00% BOOK PROFIT		(6,895)	(7,086)	(7,680)	(9,241)	(11,731)	(14,160)	(16,810)	(19,875)
PV AT 10.00% FEDERAL INCOME TAX		(1,500)	(1,163)	(853)	(1,331)	(2,307)	(3,338)	(4,653)	(6,076)
PV AT 10.00% AFTER-TAX PROFIT		(5,395)	(5,923)	(6,827)	(7,910)	(9,424)	(10,822)	(12,157)	(13,799)

PV AT 11.00% BOOK PROFIT		(6,833)	(7,021)	(7,599)	(9,104)	(11,484)	(13,785)	(16,272)	(19,123)
PV AT 11.00% FEDERAL INCOME TAX		(1,486)	(1,155)	(854)	(1,315)	(2,248)	(3,225)	(4,458)	(5,782)
PV AT 11.00% AFTER-TAX PROFIT		(5,346)	(5,865)	(6,745)	(7,789)	(9,236)	(10,560)	(11,814)	(13,341)

YEAR ENDING December 31,	2016	2017	2018	2019	2020	2021	2022	2023
PAYOUT ANNUITY
PREMIUMS	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	70,999	65,522	61,865	58,123	52,644	46,496	43,388	39,632
AMORTIZATION OF IMR	310	327	345	364	384	406	428	452
LESS INVESTMENT EXPENSE	1,964	1,667	1,482	1,347	1,147	950	838	707
LESS INCOME LOST ON DEFAULTS	1,592	1,115	990	836	657	500	441	372
SEPARATE ACCOUNT AND ADMIN FEES	527	460	401	349	303	261	225	194
TOTAL INCOME	68,280	63,526	60,139	56,654	51,527	45,713	42,761	39,198
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0	0
ANNUITY BENEFITS	147,312	133,755	124,192	117,811	111,696	105,674	97,377	91,404
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0
DEATH BENEFITS	39	34	29	24	20	16	12	9
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	1	0	0	0	0	0	0
MAINTENANCE EXPENSES	1,578	1,466	1,368	1,274	1,185	1,100	1,021	948
NET COMMISSIONS	584	532	493	453	415	377	347	318
NET TRANSFERS TO SEPARATE ACCOUNT	(3,954)	(3,438)	(2,996)	(2,714)	(2,450)	(2,162)	(1,885)	(1,648)
INCREASE IN LOADING	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(73,487)	(63,672)	(59,289)	(56,954)	(54,491)	(52,108)	(47,275)	(44,425)
COST OF FINANCING	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	72,072	68,677	63,797	59,894	56,375	52,897	49,598	46,606
STATUTORY GAIN	(3,792)	(5,150)	(3,658)	(3,240)	(4,848)	(7,184)	(6,837)	(7,408)
CAPITAL GAINS	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0
BOOK PROFIT	(3,792)	(5,150)	(3,658)	(3,240)	(4,848)	(7,184)	(6,837)	(7,408)
FEDERAL INCOME TAX	(2,069)	(2,537)	(2,008)	(1,855)	(2,402)	(3,200)	(3,063)	(3,249)
AFTER-TAX PROFIT	(1,723)	(2,613)	(1,650)	(1,385)	(2,446)	(3,984)	(3,773)	(4,160)

INSURANCE INFORCE	0	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	963,488	899,816	840,527	783,573	729,082	676,974	629,699	585,274
INTEREST MAINTENANCE RESERVE	15,309	14,982	14,637	14,273	13,888	13,483	13,055	12,603
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0
TOTAL LIABILITY	978,797	914,798	855,164	797,845	742,970	690,456	642,754	597,877
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0
TAX RESERVE	929,840	867,940	810,385	755,127	702,267	651,712	605,925	562,923
DAC PROXY TAX	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	4,252	4,190	4,178	4,160	4,143	4,120	4,096	4,067
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	(22,423)	(24,599)	(26,016)	(27,168)	(28,749)	(30,899)	(32,776)	(34,642)
PV AT 9.00% FEDERAL INCOME TAX	(7,344)	(8,416)	(9,194)	(9,853)	(10,637)	(11,595)	(12,436)	(13,254)
PV AT 9.00% AFTER-TAX PROFIT	(15,079)	(16,183)	(16,822)	(17,315)	(18,113)	(19,305)	(20,341)	(21,388)

PV AT 10.00% BOOK PROFIT	(21,484)	(23,469)	(24,751)	(25,784)	(27,188)	(29,080)	(30,716)	(32,329)
PV AT 10.00% FEDERAL INCOME TAX	(6,954)	(7,932)	(8,636)	(9,227)	(9,923)	(10,765)	(11,499)	(12,206)
PV AT 10.00% AFTER-TAX PROFIT	(14,530)	(15,537)	(16,116)	(16,557)	(17,265)	(18,314)	(19,218)	(20,123)

PV AT 11.00% BOOK PROFIT	(20,606)	(22,419)	(23,580)	(24,506)	(25,755)	(27,421)	(28,850)	(30,245)
PV AT 11.00% FEDERAL INCOME TAX	(6,591)	(7,485)	(8,122)	(8,652)	(9,271)	(10,013)	(10,653)	(11,265)
PV AT 11.00% AFTER-TAX PROFIT	(14,014)	(14,935)	(15,458)	(15,854)	(16,484)	(17,408)	(18,197)	(18,980)

MILLIMAN

EXISTING BUSINESS INPUT (000)

YEAR ENDING December 31,	2024	2025	2026	2027	2028	2029	2030
PAYOUT ANNUITY
PREMIUMS	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	37,105	34,861	32,347	29,949	28,240	26,116	22,580
AMORTIZATION OF IMR	477	503	531	560	591	624	658
LESS INVESTMENT EXPENSE	650	515	440	389	350	292	130
LESS INCOME LOST ON DEFAULTS	342	247	190	148	134	111	43
SEPARATE ACCOUNT AND ADMIN FEES	166	143	122	104	89	76	65
TOTAL INCOME	36,756	34,745	32,370	30,076	28,436	26,413	23,129
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0
ANNUITY BENEFITS	85,007	78,601	75,443	69,596	65,164	59,860	55,755
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	8	7	6	5	4	4	3
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	880	818	760	704	654	607	565
NET COMMISSIONS	294	274	251	231	211	196	184
NET TRANSFERS TO SEPARATE ACCOUNT	(1,433)	(1,257)	(1,068)	(920)	(808)	(712)	(625)
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(40,964)	(37,262)	(36,702)	(33,188)	(31,156)	(27,959)	(25,742)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	43,791	41,181	38,690	36,428	34,067	31,994	30,139
STATUTORY GAIN	(7,035)	(6,436)	(6,320)	(6,352)	(5,631)	(5,581)	(7,011)
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	(7,035)	(6,436)	(6,320)	(6,352)	(5,631)	(5,581)	(7,011)
FEDERAL INCOME TAX	(3,104)	(2,882)	(2,829)	(2,829)	(2,564)	(2,539)	(3,032)
AFTER-TAX PROFIT	(3,932)	(3,554)	(3,491)	(3,523)	(3,067)	(3,042)	(3,979)

INSURANCE INFORCE	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	544,311	507,049	470,347	437,159	406,003	378,044	352,302
INTEREST MAINTENANCE RESERVE	12,126	11,623	11,092	10,532	9,941	9,317	8,659
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	556,437	518,672	481,439	447,691	415,944	387,361	360,961
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	523,314	487,348	451,880	419,863	389,811	362,901	338,153
DAC PROXY TAX	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	4,031	3,997	3,966	3,930	3,877	3,797	3,728
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	(36,268)	(37,632)	(38,861)	(39,995)	(40,916)	(41,755)	(42,721)
PV AT 9.00% FEDERAL INCOME TAX	(13,971)	(14,582)	(15,132)	(15,637)	(16,057)	(16,438)	(16,856)
PV AT 9.00% AFTER-TAX PROFIT	(22,297)	(23,050)	(23,729)	(24,358)	(24,860)	(25,317)	(25,865)

PV AT 10.00% BOOK PROFIT	(33,721)	(34,878)	(35,911)	(36,856)	(37,617)	(38,302)	(39,085)
PV AT 10.00% FEDERAL INCOME TAX	(12,820)	(13,338)	(13,801)	(14,221)	(14,568)	(14,880)	(15,218)
PV AT 10.00% AFTER-TAX PROFIT	(20,901)	(21,540)	(22,111)	(22,634)	(23,049)	(23,423)	(23,867)

PV AT 11.00% BOOK PROFIT	(31,438)	(32,422)	(33,292)	(34,080)	(34,709)	(35,271)	(35,907)
PV AT 11.00% FEDERAL INCOME TAX	(11,791)	(12,232)	(12,622)	(12,972)	(13,259)	(13,515)	(13,790)
PV AT 11.00% AFTER-TAX PROFIT	(19,647)	(20,190)	(20,671)	(21,108)	(21,450)	(21,756)	(22,117)

YEAR ENDING December 31,	2031	2032	2033	2034	2035	2036	2037
PAYOUT ANNUITY
PREMIUMS	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	20,798	19,377	18,161	16,768	15,606	14,308	14,690
AMORTIZATION OF IMR	695	733	774	816	861	909	959
LESS INVESTMENT EXPENSE	100	87	64	43	31	10	10
LESS INCOME LOST ON DEFAULTS	29	25	21	14	9	3	4
SEPARATE ACCOUNT AND ADMIN FEES	55	46	38	32	27	22	18
TOTAL INCOME	21,418	20,043	18,888	17,558	16,454	15,226	15,654
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0
ANNUITY BENEFITS	53,421	49,238	46,363	42,876	39,719	38,098	34,637
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	3	3	3	3	2	2	2
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	525	487	452	419	391	363	336
NET COMMISSIONS	170	160	146	136	126	116	107
NET TRANSFERS TO SEPARATE ACCOUNT	(544)	(473)	(411)	(349)	(285)	(242)	(205)
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(25,299)	(22,867)	(21,605)	(19,717)	(17,936)	(17,654)	(15,543)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	28,277	26,548	24,948	23,368	22,017	20,684	19,335
STATUTORY GAIN	(6,858)	(6,505)	(6,060)	(5,810)	(5,563)	(5,458)	(3,681)
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	(6,858)	(6,505)	(6,060)	(5,810)	(5,563)	(5,458)	(3,681)
FEDERAL INCOME TAX	(2,973)	(2,845)	(2,684)	(2,594)	(2,507)	(2,470)	(1,695)
AFTER-TAX PROFIT	(3,886)	(3,660)	(3,376)	(3,216)	(3,055)	(2,988)	(1,986)

INSURANCE INFORCE	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	327,003	304,136	282,531	262,815	244,879	227,225	211,232
INTEREST MAINTENANCE RESERVE	7,964	7,231	6,458	5,642	4,780	3,871	2,912
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	334,967	311,368	288,989	268,456	249,659	231,097	214,145
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	313,794	291,819	271,049	252,116	234,920	217,958	202,616
DAC PROXY TAX	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	3,643	3,545	3,450	3,340	3,200	3,013	2,364
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	(43,588)	(44,342)	(44,987)	(45,554)	(46,052)	(46,500)	(46,778)
PV AT 9.00% FEDERAL INCOME TAX	(17,232)	(17,562)	(17,847)	(18,100)	(18,325)	(18,528)	(18,656)
PV AT 9.00% AFTER-TAX PROFIT	(26,356)	(26,780)	(27,139)	(27,453)	(27,727)	(27,972)	(28,122)

PV AT 10.00% BOOK PROFIT	(39,781)	(40,382)	(40,890)	(41,333)	(41,719)	(42,063)	(42,274)
PV AT 10.00% FEDERAL INCOME TAX	(15,520)	(15,783)	(16,008)	(16,206)	(16,380)	(16,535)	(16,632)
PV AT 10.00% AFTER-TAX PROFIT	(24,261)	(24,599)	(24,882)	(25,128)	(25,340)	(25,528)	(25,642)

PV AT 11.00% BOOK PROFIT	(36,467)	(36,946)	(37,348)	(37,695)	(37,994)	(38,259)	(38,420)
PV AT 11.00% FEDERAL INCOME TAX	(14,032)	(14,242)	(14,420)	(14,575)	(14,710)	(14,829)	(14,904)
PV AT 11.00% AFTER-TAX PROFIT	(22,435)	(22,704)	(22,928)	(23,120)	(23,285)	(23,430)	(23,516)

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
EXISTING BUSINESS INPUT (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015
VARIABLE ANNUITY
PREMIUMS		0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS		(14,135)	(7,726)	(5,314)	(4,414)	(3,794)	(3,296)	(2,866)	(2,497)
NET INVESTMENT INCOME (Before Capital Gains)		162,942	144,966	122,461	101,773	84,204	69,614	60,594	53,445
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		4,722	3,753	2,975	2,106	1,440	942	710	477
LESS INCOME LOST ON DEFAULTS		4,170	3,534	2,627	1,983	1,357	887	669	365
SEPARATE ACCOUNT AND ADMIN FEES		675,195	605,765	546,162	484,233	424,079	371,600	323,417	280,155
TOTAL INCOME		815,110	735,718	657,707	577,503	501,692	436,090	379,766	330,261
NET SURRENDERS AND MATURITIES		5,440,816	5,359,399	5,087,339	4,798,832	4,268,269	3,664,670	3,261,344	2,817,181
ANNUITY BENEFITS		2,988	6,211	4,533	3,433	2,643	2,076	1,641	1,303
MISCELLANEOUS BENEFITS		81,658	73,497	67,313	60,066	52,577	45,813	39,670	34,039
DEATH BENEFITS		796,950	750,506	709,332	663,669	615,005	569,538	525,266	481,639
LESS: REINSURANCE BENEFITS		(12,712)	(7,683)	(4,607)	(3,497)	(2,787)	(2,263)	(1,866)	(1,559)
DIVIDENDS PAID		0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES		44,048	39,251	34,785	30,571	26,726	23,358	20,343	17,676
NET COMMISSIONS		74,292	75,944	80,204	75,684	63,558	54,416	47,455	41,584
NET TRANSFERS TO SEPARATE ACCOUNT		(5,545,578)	(5,448,910)	(5,180,693)	(4,982,966)	(4,508,900)	(4,010,903)	(3,601,725)	(3,158,040)
INCREASE IN LOADING		0	0	0	0	0	0	0	0
INCREASE IN RESERVES		(351,196)	(450,182)	(418,639)	(333,479)	(293,261)	(162,959)	(147,610)	(127,885)
COST OF FINANCING		0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		531,265	398,034	379,566	312,314	223,831	183,748	144,517	105,938
STATUTORY GAIN		283,845	337,684	278,141	265,189	277,861	252,342	235,249	224,323
CAPITAL GAINS		0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0
BOOK PROFIT		283,845	337,684	278,141	265,189	277,861	252,342	235,249	224,323
FEDERAL INCOME TAX		58,120	81,962	64,497	63,311	70,954	88,318	82,336	78,512
AFTER-TAX PROFIT		225,725	255,722	213,643	201,878	206,907	164,024	152,913	145,811

INSURANCE INFORCE	46,491,559	39,427,506	34,963,312	30,957,545	27,117,405	23,674,525	20,717,916	18,062,443	15,760,590
ACCOUNT VALUE INFORCE	45,976,711	38,755,556	34,720,312	30,789,147	26,984,391	23,566,134	20,627,524	17,985,603	15,695,410
CASH VALUE INFORCE	44,659,839	37,844,018	34,083,628	30,391,041	26,771,840	23,445,589	20,575,600	17,978,158	15,694,184
SEPARATE ACCOUNT VALUE	42,251,898	35,658,457	32,239,501	28,885,885	25,528,864	22,457,408	19,717,686	17,236,919	15,065,620
GENERAL ACCOUNT LIABILITY	3,121,941	2,770,745	2,320,563	1,901,924	1,568,445	1,275,184	1,112,225	964,615	836,731
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	45,373,839	38,429,202	34,560,064	30,787,809	27,097,309	23,732,592	20,829,911	18,201,535	15,902,351
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	3,088,176	2,743,733	2,300,306	1,888,421	1,561,696	1,275,184	1,112,225	964,615	836,731
DAC PROXY TAX	0	(12)	(11)	(16)	(21)	(27)	(32)	(36)	(38)
POLICIES IN FORCE (UNSCALED)	660,320	579,790	505,104	437,362	375,590	321,560	275,260	234,523	200,020
FIRST YEAR COLLECTED PREMIUM	5,387,924	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		260,408	544,630	759,406	947,272	1,127,863	1,278,326	1,407,015	1,519,595
PV AT 9.00% FEDERAL INCOME TAX		53,321	122,306	172,110	216,961	263,076	315,738	360,778	400,181
PV AT 9.00% AFTER-TAX PROFIT		207,087	422,324	587,295	730,311	864,786	962,588	1,046,237	1,119,415

PV AT 10.00% BOOK PROFIT		258,041	537,119	746,090	927,217	1,099,747	1,242,187	1,362,907	1,467,556
PV AT 10.00% FEDERAL INCOME TAX		52,836	120,573	169,031	212,273	256,330	306,183	348,434	385,061
PV AT 10.00% AFTER-TAX PROFIT		205,205	416,545	577,059	714,944	843,417	936,004	1,014,473	1,082,495

PV AT 11.00% BOOK PROFIT		255,716	529,788	733,162	907,850	1,072,747	1,207,659	1,320,969	1,418,309
PV AT 11.00% FEDERAL INCOME TAX		52,360	118,882	166,042	207,747	249,855	297,073	336,731	370,799
PV AT 11.00% AFTER-TAX PROFIT		203,356	410,906	567,120	700,103	822,893	910,587	984,238	1,047,510

YEAR ENDING December 31,	2016	2017	2018	2019	2020	2021	2022	2023
VARIABLE ANNUITY
PREMIUMS	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	(2,181)	(1,906)	(1,644)	(1,400)	(1,190)	(1,011)	(858)	(727)
NET INVESTMENT INCOME (Before Capital Gains)	45,387	39,514	34,560	30,474	26,879	23,670	20,820	18,275
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	244	191	151	136	123	113	105	99
LESS INCOME LOST ON DEFAULTS	172	124	97	96	87	80	81	75
SEPARATE ACCOUNT AND ADMIN FEES	244,629	215,632	190,449	168,081	148,174	130,451	114,693	100,713
TOTAL INCOME	287,419	252,926	223,116	196,923	173,652	152,917	134,470	118,087
NET SURRENDERS AND MATURITIES	2,336,543	1,987,740	1,742,982	1,536,731	1,356,246	1,196,054	1,053,482	926,760
ANNUITY BENEFITS	1,071	881	732	756	818	665	548	441
MISCELLANEOUS BENEFITS	29,373	25,651	22,489	19,701	17,234	15,055	13,132	11,438
DEATH BENEFITS	442,632	409,020	378,330	349,462	322,194	296,503	272,400	249,878
LESS: REINSURANCE BENEFITS	(1,303)	(1,091)	(914)	(819)	(766)	(649)	(555)	(476)
DIVIDENDS PAID	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	15,450	13,571	11,935	10,489	9,206	8,068	7,059	6,166
NET COMMISSIONS	36,545	32,172	28,308	24,878	21,832	19,131	16,741	14,628
NET TRANSFERS TO SEPARATE ACCOUNT	(2,661,493)	(2,299,116)	(2,040,720)	(1,817,265)	(1,619,418)	(1,442,015)	(1,282,674)	(1,139,740)
INCREASE IN LOADING	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(108,721)	(90,794)	(77,017)	(68,150)	(60,757)	(53,863)	(47,750)	(42,227)
COST OF FINANCING	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	90,097	78,034	66,126	55,782	46,590	38,949	32,384	26,870
STATUTORY GAIN	197,322	174,892	156,990	141,141	127,062	113,968	102,086	91,218
CAPITAL GAINS	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0
BOOK PROFIT	197,322	174,892	156,990	141,141	127,062	113,968	102,086	91,218
FEDERAL INCOME TAX	69,062	61,212	54,947	49,400	44,473	39,890	35,732	31,928
AFTER-TAX PROFIT	128,260	113,680	102,043	91,741	82,589	74,078	66,355	59,290

INSURANCE INFORCE	13,862,339	12,249,118	10,824,895	9,559,439	8,432,888	7,430,620	6,539,505	5,748,062
ACCOUNT VALUE INFORCE	13,808,185	12,203,862	10,787,737	9,528,771	8,407,386	7,409,319	6,521,813	5,733,295
CASH VALUE INFORCE	13,806,857	12,202,643	10,786,680	9,527,854	8,406,592	7,408,632	6,521,221	5,732,784
SEPARATE ACCOUNT VALUE	13,277,082	11,754,412	10,405,291	9,203,708	8,131,807	7,176,091	6,324,781	5,567,139
GENERAL ACCOUNT LIABILITY	728,010	637,216	560,199	492,049	431,292	377,429	329,679	287,452
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0
TOTAL LIABILITY	14,005,092	12,391,628	10,965,490	9,695,757	8,563,098	7,553,520	6,654,459	5,854,592
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0
TAX RESERVE	728,010	637,216	560,199	492,049	431,292	377,429	329,679	287,452
DAC PROXY TAX	(39)	(39)	(38)	(36)	(32)	(28)	(25)	(21)
POLICIES IN FORCE (UNSCALED)	171,844	148,128	127,675	109,925	94,506	81,123	69,522	59,479
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	1,610,448	1,684,324	1,745,163	1,795,344	1,836,789	1,870,893	1,898,920	1,921,895
PV AT 9.00% FEDERAL INCOME TAX	431,979	457,836	479,129	496,693	511,199	523,136	532,946	540,987
PV AT 9.00% AFTER-TAX PROFIT	1,178,469	1,226,489	1,266,034	1,298,651	1,325,590	1,347,757	1,365,974	1,380,907

PV AT 10.00% BOOK PROFIT	1,551,240	1,618,668	1,673,692	1,718,664	1,755,469	1,785,481	1,809,919	1,829,771
PV AT 10.00% FEDERAL INCOME TAX	414,350	437,950	457,209	472,949	485,831	496,336	504,889	511,838
PV AT 10.00% AFTER-TAX PROFIT	1,136,890	1,180,718	1,216,484	1,245,715	1,269,638	1,289,145	1,305,030	1,317,933

PV AT 11.00% BOOK PROFIT	1,495,447	1,557,041	1,606,852	1,647,195	1,679,916	1,706,356	1,727,692	1,744,868
PV AT 11.00% FEDERAL INCOME TAX	397,797	419,355	436,789	450,910	462,362	471,616	479,084	485,096
PV AT 11.00% AFTER-TAX PROFIT	1,097,650	1,137,686	1,170,062	1,196,286	1,217,554	1,234,739	1,248,608	1,259,772

MILLIMAN

EXISTING BUSINESS INPUT (000)

YEAR ENDING December 31,	2024	2025	2026	2027	2028	2029	2030
VARIABLE ANNUITY
PREMIUMS	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	(618)	(529)	(453)	(396)	(355)	(318)	(278)
NET INVESTMENT INCOME (Before Capital Gains)	15,955	14,035	12,383	10,607	9,127	7,923	6,869
AMORTIZATION OF IMR	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	93	90	82	53	39	37	35
LESS INCOME LOST ON DEFAULTS	72	69	58	31	25	24	21
SEPARATE ACCOUNT AND ADMIN FEES	88,314	77,313	67,554	58,928	51,336	44,650	38,753
TOTAL INCOME	103,486	90,660	79,345	69,055	60,043	52,194	45,288
NET SURRENDERS AND MATURITIES	814,178	714,441	625,787	547,378	478,142	416,942	362,834
ANNUITY BENEFITS	340	250	186	131	96	76	58
MISCELLANEOUS BENEFITS	9,948	8,638	7,489	6,482	5,600	4,829	4,155
DEATH BENEFITS	228,910	209,433	191,367	174,635	159,136	144,774	131,460
LESS: REINSURANCE BENEFITS	(409)	(355)	(312)	(278)	(249)	(222)	(196)
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	5,377	4,680	4,065	3,523	3,047	2,629	2,263
NET COMMISSIONS	12,763	11,119	9,672	8,399	7,283	6,304	5,446
NET TRANSFERS TO SEPARATE ACCOUNT	(1,011,635)	(896,881)	(794,195)	(702,461)	(620,557)	(547,423)	(482,179)
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(37,260)	(32,908)	(28,978)	(25,433)	(22,322)	(19,692)	(17,317)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	22,212	18,416	15,080	12,376	10,176	8,217	6,525
STATUTORY GAIN	81,274	72,244	64,265	56,678	49,867	43,977	38,763
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	81,274	72,244	64,265	56,678	49,867	43,977	38,763
FEDERAL INCOME TAX	28,447	25,286	22,494	19,838	17,454	15,392	13,568
AFTER-TAX PROFIT	52,827	46,957	41,771	36,840	32,413	28,585	25,196

INSURANCE INFORCE	5,045,904	4,423,299	3,871,875	3,383,904	2,952,398	2,571,097	2,234,533
ACCOUNT VALUE INFORCE	5,033,332	4,412,594	3,862,713	3,376,036	2,945,651	2,565,328	2,229,677
CASH VALUE INFORCE	5,032,892	4,412,217	3,862,389	3,375,758	2,945,414	2,565,126	2,229,505
SEPARATE ACCOUNT VALUE	4,893,470	4,295,082	3,764,122	3,293,413	2,876,504	2,507,676	2,181,806
GENERAL ACCOUNT LIABILITY	250,192	217,284	188,307	162,873	140,551	120,859	103,542
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	5,143,663	4,512,366	3,952,428	3,456,286	3,017,055	2,628,535	2,285,348
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	250,192	217,284	188,307	162,873	140,551	120,859	103,542
DAC PROXY TAX	(18)	(15)	(12)	(10)	(8)	(7)	(6)
POLICIES IN FORCE (UNSCALED)	50,793	43,288	36,817	31,247	26,459	22,350	18,831
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	1,940,675	1,955,990	1,968,489	1,978,602	1,986,765	1,993,370	1,998,711
PV AT 9.00% FEDERAL INCOME TAX	547,561	552,921	557,296	560,836	563,693	566,004	567,874
PV AT 9.00% AFTER-TAX PROFIT	1,393,114	1,403,069	1,411,193	1,417,767	1,423,073	1,427,365	1,430,837

PV AT 10.00% BOOK PROFIT	1,845,851	1,858,844	1,869,352	1,877,777	1,884,516	1,889,918	1,894,247
PV AT 10.00% FEDERAL INCOME TAX	517,466	522,014	525,692	528,641	530,999	532,890	534,405
PV AT 10.00% AFTER-TAX PROFIT	1,328,385	1,336,830	1,343,660	1,349,137	1,353,516	1,357,028	1,359,842

PV AT 11.00% BOOK PROFIT	1,758,655	1,769,695	1,778,543	1,785,573	1,791,145	1,795,572	1,799,088
PV AT 11.00% FEDERAL INCOME TAX	489,922	493,786	496,883	499,344	501,294	502,843	504,074
PV AT 11.00% AFTER-TAX PROFIT	1,268,733	1,275,909	1,281,660	1,286,229	1,289,851	1,292,729	1,295,014

YEAR ENDING December 31,	2031	2032	2033	2034	2035	2036	2037
VARIABLE ANNUITY
PREMIUMS	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	(238)	(204)	(174)	(149)	(127)	(108)	(84)
NET INVESTMENT INCOME (Before Capital Gains)	5,889	5,286	4,140	10,211	2,952	2,493	2,044
AMORTIZATION OF IMR	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	34	32	2	1	0	0	0
LESS INCOME LOST ON DEFAULTS	20	32	3	2	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	33,555	28,987	24,989	21,495	18,443	15,777	12,395
TOTAL INCOME	39,153	34,005	28,949	31,555	21,267	18,163	14,354
NET SURRENDERS AND MATURITIES	315,305	273,190	236,567	204,171	175,463	150,361	903,758
ANNUITY BENEFITS	44	32	24	18	13	9	6
MISCELLANEOUS BENEFITS	3,568	3,056	2,612	2,227	1,894	1,607	737
DEATH BENEFITS	119,137	107,747	97,226	87,532	78,628	70,468	57,930
LESS: REINSURANCE BENEFITS	(171)	(149)	(129)	(111)	(95)	(79)	(67)
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	1,943	1,663	1,419	1,206	1,022	864	671
NET COMMISSIONS	4,697	4,044	3,474	2,980	2,552	2,181	1,717
NET TRANSFERS TO SEPARATE ACCOUNT	(424,006)	(372,190)	(326,109)	(285,048)	(248,664)	(216,523)	(946,001)
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(15,181)	(13,171)	(11,529)	(10,052)	(8,591)	(7,273)	(37,565)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	5,336	4,221	3,555	2,923	2,223	1,614	(18,813)
STATUTORY GAIN	33,817	29,784	25,394	28,631	19,044	16,549	33,168
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	33,817	29,784	25,394	28,631	19,044	16,549	33,168
FEDERAL INCOME TAX	11,836	10,425	8,888	10,021	6,666	5,792	11,625
AFTER-TAX PROFIT	21,981	19,359	16,506	18,610	12,379	10,756	21,543

INSURANCE INFORCE	1,938,082	1,677,335	1,448,350	1,247,686	1,072,123	918,823	7,233
ACCOUNT VALUE INFORCE	1,933,983	1,673,892	1,445,469	1,245,287	1,070,163	917,222	7,218
CASH VALUE INFORCE	1,933,838	1,673,769	1,445,365	1,245,200	1,070,090	917,161	7,218
SEPARATE ACCOUNT VALUE	1,894,324	1,641,111	1,418,438	1,223,089	1,052,016	902,433	7,082
GENERAL ACCOUNT LIABILITY	88,361	75,190	63,662	53,610	45,019	37,746	136
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	1,982,685	1,716,302	1,482,100	1,276,699	1,097,035	940,179	7,218
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	88,361	75,190	63,662	53,610	45,019	37,746	136
DAC PROXY TAX	(5)	(4)	(4)	(3)	(3)	(2)	(2)
POLICIES IN FORCE (UNSCALED)	15,822	13,257	11,065	9,200	7,629	6,315	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	2,002,985	2,006,439	2,009,141	2,011,936	2,013,641	2,015,001	2,017,500
PV AT 9.00% FEDERAL INCOME TAX	569,370	570,579	571,525	572,503	573,100	573,575	574,452
PV AT 9.00% AFTER-TAX PROFIT	1,433,615	1,435,860	1,437,617	1,439,433	1,440,541	1,441,425	1,443,049

PV AT 10.00% BOOK PROFIT	1,897,680	1,900,429	1,902,560	1,904,744	1,906,064	1,907,108	1,909,008
PV AT 10.00% FEDERAL INCOME TAX	535,607	536,569	537,315	538,079	538,541	538,907	539,573
PV AT 10.00% AFTER-TAX PROFIT	1,362,073	1,363,860	1,365,245	1,366,665	1,367,523	1,368,201	1,369,436

PV AT 11.00% BOOK PROFIT	1,801,851	1,804,043	1,805,727	1,807,438	1,808,463	1,809,265	1,810,714
PV AT 11.00% FEDERAL INCOME TAX	505,041	505,808	506,398	506,996	507,355	507,636	508,144
PV AT 11.00% AFTER-TAX PROFIT	1,296,810	1,298,235	1,299,329	1,300,441	1,301,107	1,301,629	1,302,570

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
EXISTING BUSINESS INPUT (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015
CLOSED BLOCK TRADITIONAL
PREMIUMS		113,170	108,791	100,999	97,065	91,242	86,609	82,534	78,859
LESS: REINSURANCE PREMIUMS		0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)		145,880	141,358	137,689	133,633	129,689	125,823	121,644	117,659
AMORTIZATION OF IMR		5,888	4,917	4,229	3,457	1,812	1,260	1,208	1,204
LESS INVESTMENT EXPENSE		3,113	2,923	2,659	2,289	1,941	1,624	1,281	1,055
LESS INCOME LOST ON DEFAULTS		4,983	4,856	4,580	3,931	3,453	3,200	2,771	2,413
SEPARATE ACCOUNT AND ADMIN FEES		0	0	0	0	0	0	0	0
TOTAL INCOME		256,841	247,286	235,679	227,935	217,349	208,869	201,334	194,254
NET SURRENDERS AND MATURITIES		48,265	50,158	48,469	46,710	45,315	44,179	42,228	40,803
ANNUITY BENEFITS		0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0
DEATH BENEFITS		56,555	56,324	55,899	55,444	54,886	54,119	53,194	52,234
LESS: REINSURANCE BENEFITS		0	0	0	0	0	0	0	0
DIVIDENDS PAID		141,303	152,652	140,704	144,266	138,383	135,960	133,204	131,164
ACQUISITION EXPENSES		0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES		7,656	7,288	6,970	6,605	6,283	5,947	5,621	5,305
NET COMMISSIONS		0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT		0	0	0	0	0	0	0	0
INCREASE IN LOADING		(329)	(346)	(347)	(337)	(333)	(326)	(311)	(295)
INCREASE IN RESERVES		(26,582)	(43,020)	(42,573)	(48,372)	(50,411)	(53,092)	(53,743)	(55,028)
COST OF FINANCING		0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		226,869	223,057	209,122	204,315	194,124	186,786	180,193	174,183
STATUTORY GAIN		29,972	24,230	26,558	23,621	23,225	22,083	21,141	20,070
CAPITAL GAINS		0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0
BOOK PROFIT		29,972	24,230	26,558	23,621	23,225	22,083	21,141	20,070
FEDERAL INCOME TAX		9,360	5,245	8,501	6,280	7,358	7,102	6,771	6,398
AFTER-TAX PROFIT		20,612	18,984	18,057	17,340	15,867	14,981	14,370	13,672

INSURANCE INFORCE	4,138,636	3,929,168	3,716,155	3,511,599	3,315,877	3,127,439	2,944,838	2,769,940	2,603,724
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	1,288,461	1,256,519	1,219,660	1,181,740	1,142,949	1,103,044	1,062,002	1,020,944	979,458
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	1,328,936	1,295,278	1,256,662	1,216,932	1,176,280	1,134,582	1,091,912	1,049,524	1,006,680
INTEREST MAINTENANCE RESERVE	34,160	28,272	23,355	19,126	15,669	13,857	12,597	11,388	10,185
DIVIDEND STAT RESERVE	567,060	574,279	577,247	575,858	573,289	568,023	560,849	552,569	543,148
DIVIDEND ACCUM BALANCE	140,065	140,470	139,959	138,598	137,094	134,896	132,498	129,864	127,067
DIVIDEND LIABILITY	58,675	58,127	51,266	51,173	47,525	46,276	45,427	44,985	45,019
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	2,128,895	2,096,426	2,048,489	2,001,687	1,949,857	1,897,634	1,843,282	1,788,330	1,732,099
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	1,986,936	1,963,007	1,928,964	1,888,518	1,845,734	1,798,493	1,748,100	1,696,419	1,642,867
DAC PROXY TAX	0	4,473	8,214	11,373	13,827	15,695	16,944	17,608	17,712
POLICIES IN FORCE (UNSCALED)	167,153	156,700	146,346	136,570	127,350	118,627	110,412	102,674	95,402
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	28,097	26,931	25,675	24,400	23,149	21,904	20,659	19,537	18,456
NET DEFERRED PREMIUM	25,966	25,129	24,219	23,291	22,377	21,465	20,547	19,735	18,950

PV AT 9.00% BOOK PROFIT		27,497	47,891	68,398	85,132	100,226	113,394	124,959	135,031
PV AT 9.00% FEDERAL INCOME TAX		8,587	13,002	19,566	24,015	28,797	33,032	36,736	39,947
PV AT 9.00% AFTER-TAX PROFIT		18,910	34,889	48,832	61,117	71,429	80,362	88,223	95,085

PV AT 10.00% BOOK PROFIT		27,247	47,272	67,225	83,358	97,779	110,244	121,093	130,456
PV AT 10.00% FEDERAL INCOME TAX		8,509	12,844	19,231	23,520	28,089	32,097	35,572	38,557
PV AT 10.00% AFTER-TAX PROFIT		18,739	34,428	47,994	59,838	69,690	78,147	85,521	91,899

PV AT 11.00% BOOK PROFIT		27,002	46,667	66,086	81,645	95,428	107,235	117,418	126,127
PV AT 11.00% FEDERAL INCOME TAX		8,432	12,689	18,905	23,042	27,409	31,205	34,467	37,243
PV AT 11.00% AFTER-TAX PROFIT		18,570	33,978	47,181	58,603	68,020	76,029	82,951	88,884

YEAR ENDING December 31,	2016	2017	2018	2019	2020	2021	2022	2023
CLOSED BLOCK TRADITIONAL
PREMIUMS	75,864	72,159	68,865	65,612	61,915	58,232	54,804	51,410
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	113,111	109,028	104,492	100,325	96,330	92,294	88,108	83,675
AMORTIZATION OF IMR	1,179	1,064	860	688	661	692	767	773
LESS INVESTMENT EXPENSE	848	715	617	551	495	441	386	325
LESS INCOME LOST ON DEFAULTS	2,158	1,770	1,564	1,430	1,313	1,169	1,145	1,068
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0
TOTAL INCOME	187,147	179,766	172,035	164,644	157,098	149,608	142,150	134,464
NET SURRENDERS AND MATURITIES	39,302	37,890	35,744	33,666	32,331	30,758	29,380	27,809
ANNUITY BENEFITS	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0
DEATH BENEFITS	51,185	50,004	48,666	47,376	46,134	44,723	43,227	41,657
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0
DIVIDENDS PAID	131,157	129,044	125,986	122,661	121,186	117,978	114,496	110,613
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	5,000	4,726	4,460	4,209	3,964	3,725	3,495	3,274
NET COMMISSIONS	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0
INCREASE IN LOADING	(254)	(222)	(180)	(171)	(145)	(68)	(110)	(136)
INCREASE IN RESERVES	(57,668)	(59,382)	(59,345)	(59,085)	(61,272)	(61,726)	(61,753)	(61,239)
COST OF FINANCING	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	168,722	162,060	155,331	148,656	142,198	135,391	128,735	121,978
STATUTORY GAIN	18,425	17,706	16,704	15,987	14,900	14,218	13,415	12,485
CAPITAL GAINS	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0
BOOK PROFIT	18,425	17,706	16,704	15,987	14,900	14,218	13,415	12,485
FEDERAL INCOME TAX	5,025	4,743	4,321	4,187	3,776	3,608	3,342	3,035
AFTER-TAX PROFIT	13,400	12,963	12,383	11,801	11,124	10,610	10,073	9,450

INSURANCE INFORCE	2,441,704	2,279,965	2,123,294	1,981,828	1,840,646	1,704,906	1,577,086	1,457,391
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	937,749	896,001	855,038	814,902	774,925	735,487	696,556	658,516
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	963,660	920,539	878,325	837,094	795,723	754,871	714,655	675,407
INTEREST MAINTENANCE RESERVE	9,006	7,941	7,081	6,394	5,733	5,041	4,273	3,501
DIVIDEND STAT RESERVE	533,181	521,455	509,240	496,336	481,809	466,398	450,375	433,948
DIVIDEND ACCUM BALANCE	124,133	120,959	117,578	114,153	110,550	106,733	102,783	98,749
DIVIDEND LIABILITY	43,272	41,911	40,376	38,851	37,080	35,434	33,870	32,341
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0
TOTAL LIABILITY	1,673,251	1,612,806	1,552,600	1,492,828	1,430,894	1,368,477	1,305,957	1,243,945
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0
TAX RESERVE	1,588,333	1,531,816	1,475,561	1,419,422	1,361,506	1,303,004	1,244,260	1,186,003
DAC PROXY TAX	17,285	16,413	15,351	14,350	13,399	12,489	11,621	10,793
POLICIES IN FORCE (UNSCALED)	88,565	82,095	76,020	70,411	65,099	60,084	55,409	51,026
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	17,530	16,662	15,830	15,050	14,048	13,065	12,176	11,273
NET DEFERRED PREMIUM	18,277	17,632	16,979	16,371	15,513	14,597	13,819	13,051

PV AT 9.00% BOOK PROFIT	143,515	150,994	157,467	163,151	168,011	172,266	175,949	179,093
PV AT 9.00% FEDERAL INCOME TAX	42,260	44,264	45,938	47,426	48,658	49,738	50,655	51,420
PV AT 9.00% AFTER-TAX PROFIT	101,254	106,730	111,529	115,725	119,353	122,528	125,293	127,674

PV AT 10.00% BOOK PROFIT	138,270	145,096	150,951	156,045	160,361	164,105	167,316	170,034
PV AT 10.00% FEDERAL INCOME TAX	40,688	42,516	44,031	45,365	46,459	47,409	48,209	48,869
PV AT 10.00% AFTER-TAX PROFIT	97,582	102,580	106,920	110,680	113,902	116,696	119,108	121,164

PV AT 11.00% BOOK PROFIT	133,330	139,565	144,865	149,435	153,272	156,570	159,374	161,725
PV AT 11.00% FEDERAL INCOME TAX	39,208	40,878	42,249	43,445	44,418	45,255	45,953	46,525
PV AT 11.00% AFTER-TAX PROFIT	94,122	98,687	102,616	105,990	108,854	111,316	113,421	115,200

MILLIMAN

EXISTING BUSINESS INPUT (000)

YEAR ENDING December 31,	2024	2025	2026	2027	2028	2029	2030
CLOSED BLOCK TRADITIONAL
PREMIUMS	47,814	44,092	40,480	37,490	35,012	31,990	29,260
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	79,135	75,301	70,890	66,792	62,329	58,264	54,313
AMORTIZATION OF IMR	767	783	682	229	128	100	88
LESS INVESTMENT EXPENSE	264	240	166	134	65	29	13
LESS INCOME LOST ON DEFAULTS	918	894	567	542	258	203	109
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0
TOTAL INCOME	126,534	119,042	111,319	103,836	97,146	90,124	83,539
NET SURRENDERS AND MATURITIES	26,625	25,110	23,679	22,524	21,315	19,752	18,432
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	40,118	38,510	36,912	35,350	33,736	32,120	30,452
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0
DIVIDENDS PAID	107,145	103,562	97,797	92,758	88,986	83,605	79,991
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	3,056	2,842	2,645	2,462	2,290	2,131	1,968
NET COMMISSIONS	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0
INCREASE IN LOADING	(118)	(108)	(116)	(76)	(28)	119	181
INCREASE IN RESERVES	(62,197)	(61,816)	(60,349)	(59,390)	(58,785)	(57,180)	(56,191)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	114,630	108,101	100,568	93,629	87,515	80,546	74,833
STATUTORY GAIN	11,904	10,941	10,751	10,207	9,631	9,578	8,706
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	11,904	10,941	10,751	10,207	9,631	9,578	8,706
FEDERAL INCOME TAX	2,906	2,364	2,492	2,583	2,190	2,431	1,949
AFTER-TAX PROFIT	8,998	8,577	8,259	7,624	7,442	7,146	6,757

INSURANCE INFORCE	1,345,117	1,237,369	1,138,441	1,042,567	950,870	853,058	755,008
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0
CASH VALUE INFORCE	621,067	584,703	549,442	515,099	481,823	449,996	419,389
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	636,696	598,867	562,271	526,755	492,549	459,688	427,964
INTEREST MAINTENANCE RESERVE	2,733	1,951	1,268	1,039	911	810	722
DIVIDEND STAT RESERVE	416,102	398,467	380,748	362,559	344,273	325,634	307,318
DIVIDEND ACCUM BALANCE	94,569	90,347	86,010	81,658	77,354	73,061	68,902
DIVIDEND LIABILITY	30,882	28,751	27,054	25,720	23,731	22,345	20,352
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	1,180,981	1,118,382	1,057,351	997,731	938,818	881,537	825,258
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	1,126,687	1,068,440	1,011,025	954,153	898,482	844,039	791,266
DAC PROXY TAX	9,987	9,179	8,389	7,634	6,925	6,273	5,648
POLICIES IN FORCE (UNSCALED)	46,918	43,076	39,523	36,220	33,159	30,261	27,532
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	10,301	9,220	8,329	7,578	6,974	6,234	5,420
NET DEFERRED PREMIUM	12,197	11,224	10,449	9,773	9,197	8,339	7,345

PV AT 9.00% BOOK PROFIT	181,844	184,163	186,254	188,076	189,652	191,091	192,290
PV AT 9.00% FEDERAL INCOME TAX	52,091	52,592	53,077	53,538	53,896	54,262	54,530
PV AT 9.00% AFTER-TAX PROFIT	129,753	131,571	133,177	134,538	135,756	136,829	137,760

PV AT 10.00% BOOK PROFIT	172,389	174,357	176,114	177,632	178,933	180,110	181,082
PV AT 10.00% FEDERAL INCOME TAX	49,444	49,869	50,277	50,661	50,957	51,255	51,473
PV AT 10.00% AFTER-TAX PROFIT	122,945	124,487	125,838	126,971	127,977	128,854	129,609

PV AT 11.00% BOOK PROFIT	163,744	165,416	166,896	168,162	169,239	170,203	170,992
PV AT 11.00% FEDERAL INCOME TAX	47,018	47,379	47,722	48,042	48,287	48,532	48,709
PV AT 11.00% AFTER-TAX PROFIT	116,727	118,037	119,174	120,120	120,952	121,671	122,284

YEAR ENDING December 31,	2031	2032	2033	2034	2035	2036	2037
CLOSED BLOCK TRADITIONAL
PREMIUMS	26,300	24,004	21,915	19,925	18,051	16,210	14,685
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	50,775	47,370	44,096	40,956	43,080	35,032	32,301
AMORTIZATION OF IMR	89	84	88	94	100	107	160
LESS INVESTMENT EXPENSE	11	10	10	9	7	0	0
LESS INCOME LOST ON DEFAULTS	103	98	100	94	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0
TOTAL INCOME	77,050	71,350	65,990	60,872	61,224	51,349	47,146
NET SURRENDERS AND MATURITIES	17,422	16,212	15,088	13,778	12,774	11,647	10,619
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	28,752	27,128	25,704	24,340	23,088	21,903	20,766
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0
DIVIDENDS PAID	75,413	70,810	66,340	62,107	63,055	54,207	50,354
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	1,816	1,675	1,546	1,424	1,309	1,202	1,104
NET COMMISSIONS	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0
INCREASE IN LOADING	173	150	144	126	70	28	23
INCREASE IN RESERVES	(54,869)	(52,435)	(50,174)	(47,790)	(45,955)	(43,698)	(41,414)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	68,707	63,540	58,648	53,985	54,341	45,290	41,451
STATUTORY GAIN	8,344	7,810	7,343	6,887	6,883	6,059	5,695
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	8,344	7,810	7,343	6,887	6,883	6,059	5,695
FEDERAL INCOME TAX	1,997	1,914	1,795	1,682	1,710	1,479	1,357
AFTER-TAX PROFIT	6,347	5,896	5,548	5,206	5,173	4,580	4,338

INSURANCE INFORCE	666,767	600,792	540,405	487,845	443,585	403,927	367,126
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0
CASH VALUE INFORCE	389,717	361,305	334,121	308,407	283,851	260,632	238,680
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	397,208	368,021	340,162	313,828	288,702	264,860	242,420
INTEREST MAINTENANCE RESERVE	632	548	460	366	267	160	0
DIVIDEND STAT RESERVE	288,986	271,173	254,180	237,888	222,073	206,997	192,621
DIVIDEND ACCUM BALANCE	64,686	60,570	56,496	52,525	48,691	44,967	41,394
DIVIDEND LIABILITY	18,787	17,468	16,220	15,027	13,848	12,791	11,768
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	770,299	717,780	667,518	619,635	573,580	529,775	488,201
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	739,307	689,267	641,361	595,681	551,658	509,703	469,898
DAC PROXY TAX	5,056	4,499	3,991	3,527	3,101	2,708	2,349
POLICIES IN FORCE (UNSCALED)	25,033	22,783	20,703	18,798	17,054	15,452	13,988
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	4,638	4,092	3,589	3,131	2,740	2,357	2,071
NET DEFERRED PREMIUM	6,390	5,694	5,046	4,463	4,001	3,590	3,280

PV AT 9.00% BOOK PROFIT	193,345	194,251	195,032	195,704	196,320	196,818	197,247
PV AT 9.00% FEDERAL INCOME TAX	54,783	55,004	55,195	55,360	55,513	55,634	55,737
PV AT 9.00% AFTER-TAX PROFIT	138,562	139,246	139,836	140,345	140,808	141,184	141,511

PV AT 10.00% BOOK PROFIT	181,929	182,650	183,266	183,791	184,269	184,651	184,977
PV AT 10.00% FEDERAL INCOME TAX	51,676	51,852	52,003	52,131	52,250	52,343	52,421
PV AT 10.00% AFTER-TAX PROFIT	130,253	130,798	131,263	131,660	132,019	132,308	132,556

PV AT 11.00% BOOK PROFIT	171,674	172,249	172,736	173,147	173,518	173,812	174,060
PV AT 11.00% FEDERAL INCOME TAX	48,872	49,013	49,132	49,232	49,324	49,396	49,455
PV AT 11.00% AFTER-TAX PROFIT	122,802	123,236	123,604	123,915	124,194	124,416	124,605

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
EXISTING BUSINESS INPUT (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015
TRADITIONAL LIFE
PREMIUMS		256,695	239,724	225,786	213,248	200,271	191,390	182,338	173,699
LESS: REINSURANCE PREMIUMS		(58,109)	(53,473)	(49,434)	(45,730)	(43,801)	(42,964)	(41,035)	(38,169)
NET INVESTMENT INCOME (Before Capital Gains)		117,000	116,394	117,287	118,171	118,607	119,000	119,152	118,898
AMORTIZATION OF IMR		(221)	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		2,942	2,806	2,574	2,260	1,976	1,690	1,433	1,245
LESS INCOME LOST ON DEFAULTS		2,535	2,423	2,090	1,835	1,609	1,386	1,181	962
SEPARATE ACCOUNT AND ADMIN FEES		0	0	0	0	0	0	0	0
TOTAL INCOME		309,889	297,417	288,975	281,594	271,493	264,350	257,840	252,222
NET SURRENDERS AND MATURITIES		32,896	31,994	31,848	31,877	32,464	31,991	32,237	32,582
ANNUITY BENEFITS		0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0
DEATH BENEFITS		103,863	106,108	107,735	108,921	110,317	112,131	113,143	112,951
LESS: REINSURANCE BENEFITS		(33,268)	(34,420)	(35,115)	(35,590)	(36,232)	(37,520)	(38,049)	(36,805)
DIVIDENDS PAID		75,348	76,227	79,359	82,620	82,993	83,169	85,352	87,255
ACQUISITION EXPENSES		0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES		30,796	29,320	27,996	26,784	25,598	24,578	23,622	22,656
NET COMMISSIONS		23,030	12,660	11,557	10,592	9,785	9,152	8,518	7,638
NET TRANSFERS TO SEPARATE ACCOUNT		0	0	0	0	0	0	0	0
INCREASE IN LOADING		(8,878)	(484)	89	610	1,128	841	506	985
INCREASE IN RESERVES		(10,480)	20,321	22,257	11,785	3,877	777	(4,206)	(6,873)
COST OF FINANCING		—	409	530	577	610	628	634	627
TOTAL DISBURSEMENTS		213,307	242,135	246,257	238,176	230,540	225,747	221,756	221,016
STATUTORY GAIN		96,582	55,282	42,717	43,418	40,953	38,603	36,085	31,206
CAPITAL GAINS		(335)	1	0	0	0	0	0	0
LESS IMR CAPITALIZATION		(217)	1	0	0	0	0	0	0
BOOK PROFIT		96,465	55,282	42,717	43,418	40,953	38,603	36,085	31,206
FEDERAL INCOME TAX		17,462	18,879	17,202	16,017	16,304	15,812	14,760	13,946
AFTER-TAX PROFIT		79,003	36,403	25,515	27,401	24,648	22,791	21,325	17,260

INSURANCE INFORCE	68,299,950	61,547,772	55,512,255	50,251,523	45,518,524	41,329,968	37,571,386	34,150,521	30,349,382
ACCOUNT VALUE INFORCE	21,091	21,119	21,055	20,923	20,761	20,576	20,381	20,179	19,946
CASH VALUE INFORCE	1,141,432	1,155,048	1,167,618	1,178,005	1,185,300	1,188,843	1,189,711	1,187,319	1,181,658
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	1,304,742	1,342,732	1,371,501	1,391,036	1,401,823	1,404,743	1,401,902	1,393,067	1,378,643
INTEREST MAINTENANCE RESERVE	0	3	4	4	4	3	3	3	3
DIVIDEND STAT RESERVE	201,505	206,566	211,571	216,794	222,081	226,287	230,155	233,848	237,144
DIVIDEND ACCUM BALANCE	467,998	468,510	469,176	470,868	473,376	472,326	471,945	471,454	470,441
DIVIDEND LIABILITY	30,260	30,749	32,795	34,808	32,427	32,684	33,577	34,133	35,630
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	2,004,505	2,048,560	2,085,047	2,113,509	2,129,711	2,136,043	2,137,583	2,132,505	2,121,862
RESERVE FINANCING BALANCE	0	54,532	70,698	76,903	81,319	83,775	84,537	83,666	79,895
TAX RESERVE	1,877,700	1,929,165	1,971,153	2,004,755	2,029,741	2,040,528	2,044,590	2,041,955	2,032,507
DAC PROXY TAX	0	16,960	31,317	43,301	53,046	60,465	65,907	69,434	71,067
POLICIES IN FORCE (UNSCALED)	630,573	588,642	550,509	516,271	484,376	454,656	428,165	403,311	378,051
FIRST YEAR COLLECTED PREMIUM	35,922	13,430	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	39,223	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	93,023	85,736	79,284	73,582	68,390	64,396	60,819	57,192	53,748
NET DEFERRED PREMIUM	93,408	95,000	89,032	83,240	77,438	72,316	67,898	63,766	59,336

PV AT 9.00% BOOK PROFIT		88,500	135,030	168,016	198,774	225,390	248,408	268,147	283,808
PV AT 9.00% FEDERAL INCOME TAX		16,020	31,910	45,194	56,540	67,137	76,566	84,640	91,639
PV AT 9.00% AFTER-TAX PROFIT		72,480	103,119	122,822	142,233	158,253	171,842	183,507	192,170

PV AT 10.00% BOOK PROFIT		87,696	133,383	165,477	195,132	220,561	242,351	260,868	275,426
PV AT 10.00% FEDERAL INCOME TAX		15,875	31,477	44,401	55,341	65,465	74,391	81,965	88,471
PV AT 10.00% AFTER-TAX PROFIT		71,821	101,906	121,076	139,791	155,096	167,960	178,903	186,955

PV AT 11.00% BOOK PROFIT		86,906	131,774	163,008	191,609	215,912	236,551	253,931	267,472
PV AT 11.00% FEDERAL INCOME TAX		15,732	31,054	43,632	54,183	63,859	72,313	79,422	85,474
PV AT 11.00% AFTER-TAX PROFIT		71,174	100,719	119,376	137,426	152,053	164,238	174,509	181,999

YEAR ENDING December 31,	2016	2017	2018	2019	2020	2021	2022	2023
TRADITIONAL LIFE
PREMIUMS	165,879	156,742	144,689	136,506	128,989	122,005	118,080	113,513
LESS: REINSURANCE PREMIUMS	(36,020)	(33,801)	(30,892)	(27,861)	(25,142)	(22,255)	(21,891)	(21,958)
NET INVESTMENT INCOME (Before Capital Gains)	118,625	117,905	116,922	115,849	114,902	113,431	111,729	109,724
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	1,027	857	743	672	604	532	484	437
LESS INCOME LOST ON DEFAULTS	799	621	540	489	409	361	332	301
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0
TOTAL INCOME	246,658	239,369	229,436	223,333	217,736	212,287	207,102	200,540
NET SURRENDERS AND MATURITIES	32,754	32,114	31,754	31,207	30,820	30,330	30,143	29,452
ANNUITY BENEFITS	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0
DEATH BENEFITS	110,972	107,578	103,141	99,625	96,423	93,336	90,824	89,564
LESS: REINSURANCE BENEFITS	(34,820)	(32,891)	(31,569)	(30,376)	(29,043)	(27,744)	(26,372)	(25,215)
DIVIDENDS PAID	89,958	90,182	91,566	91,880	92,335	92,855	93,691	93,891
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	21,680	20,728	19,786	18,953	18,155	17,395	16,705	16,046
NET COMMISSIONS	6,688	5,878	5,370	5,007	4,670	4,356	4,138	3,987
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0
INCREASE IN LOADING	872	561	146	1,752	1,597	1,825	1,931	385
INCREASE IN RESERVES	(11,663)	(13,168)	(19,908)	(22,999)	(26,613)	(30,557)	(34,191)	(37,544)
COST OF FINANCING	599	561	520	493	458	419	376	329
TOTAL DISBURSEMENTS	217,040	211,542	200,806	195,542	188,803	182,215	177,246	170,896
STATUTORY GAIN	29,618	27,826	28,630	27,791	28,933	30,072	29,856	29,644
CAPITAL GAINS	0	0	0	0	0	0	2	11
LESS IMR CAPITALIZATION	0	0	0	0	0	0	1	7
BOOK PROFIT	29,618	27,826	28,630	27,791	28,933	30,072	29,857	29,648
FEDERAL INCOME TAX	12,585	11,579	10,279	10,068	10,762	11,293	11,617	11,780
AFTER-TAX PROFIT	17,034	16,247	18,351	17,723	18,171	18,779	18,240	17,868

INSURANCE INFORCE	26,765,536	23,539,225	21,300,605	19,202,149	17,334,422	15,592,988	13,984,260	12,442,312
ACCOUNT VALUE INFORCE	19,683	19,388	19,061	18,696	18,288	17,853	17,400	16,912
CASH VALUE INFORCE	1,173,052	1,162,486	1,149,947	1,135,628	1,119,377	1,101,410	1,081,417	1,059,204
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	1,360,033	1,339,281	1,314,548	1,286,203	1,254,642	1,219,971	1,182,986	1,143,414
INTEREST MAINTENANCE RESERVE	3	3	3	3	3	3	4	11
DIVIDEND STAT RESERVE	240,298	243,173	245,783	248,152	250,091	251,633	252,568	252,989
DIVIDEND ACCUM BALANCE	469,429	468,209	466,674	465,282	463,342	460,647	456,593	452,150
DIVIDEND LIABILITY	35,352	35,856	35,962	35,713	35,398	34,897	34,636	34,133
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0
TOTAL LIABILITY	2,105,115	2,086,522	2,062,970	2,035,354	2,003,475	1,967,151	1,926,786	1,882,697
RESERVE FINANCING BALANCE	74,812	69,388	65,744	61,126	55,861	50,094	43,919	37,367
TAX RESERVE	2,018,498	2,001,804	1,982,193	1,959,803	1,932,663	1,901,455	1,864,409	1,822,695
DAC PROXY TAX	70,813	68,644	65,402	62,319	59,380	56,620	54,041	51,552
POLICIES IN FORCE (UNSCALED)	353,959	331,315	311,802	293,134	275,646	258,926	243,228	228,422
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	50,372	47,033	42,900	39,985	37,356	34,879	33,754	31,820
NET DEFERRED PREMIUM	55,089	51,189	46,910	42,243	38,017	33,715	30,659	28,339

PV AT 9.00% BOOK PROFIT	297,445	309,200	320,295	330,175	339,613	348,612	356,808	364,276
PV AT 9.00% FEDERAL INCOME TAX	97,433	102,324	106,308	109,887	113,397	116,777	119,966	122,933
PV AT 9.00% AFTER-TAX PROFIT	200,012	206,875	213,987	220,288	226,215	231,835	236,842	241,343

PV AT 10.00% BOOK PROFIT	287,987	298,715	308,750	317,605	325,986	333,904	341,052	347,504
PV AT 10.00% FEDERAL INCOME TAX	93,808	98,272	101,875	105,083	108,200	111,174	113,955	116,518
PV AT 10.00% AFTER-TAX PROFIT	194,179	200,443	206,875	212,522	217,785	222,731	227,097	230,986

PV AT 11.00% BOOK PROFIT	279,051	288,851	297,935	305,878	313,329	320,306	326,546	332,128
PV AT 11.00% FEDERAL INCOME TAX	90,393	94,471	97,733	100,611	103,382	106,002	108,430	110,648
PV AT 11.00% AFTER-TAX PROFIT	188,657	194,379	200,202	205,268	209,947	214,304	218,116	221,481

MILLIMAN

EXISTING BUSINESS INPUT (000)

YEAR ENDING December 31,	2024	2025	2026	2027	2028	2029	2030
TRADITIONAL LIFE
PREMIUMS	107,378	101,849	95,477	88,991	79,860	75,060	70,538
LESS: REINSURANCE PREMIUMS	(20,633)	(18,170)	(16,519)	(14,941)	(13,388)	(12,697)	(12,010)
NET INVESTMENT INCOME (Before Capital Gains)	107,353	105,106	102,804	100,384	97,531	94,777	91,861
AMORTIZATION OF IMR	0	0	0	1	1	1	1
LESS INVESTMENT EXPENSE	396	368	335	291	254	238	215
LESS INCOME LOST ON DEFAULTS	251	232	169	147	108	100	76
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0
TOTAL INCOME	193,451	188,184	181,260	173,997	163,642	156,804	150,099
NET SURRENDERS AND MATURITIES	28,766	28,332	27,755	27,206	26,717	25,586	24,964
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	87,262	83,783	77,856	71,022	65,362	63,269	61,839
LESS: REINSURANCE BENEFITS	(23,224)	(20,080)	(15,971)	(12,028)	(9,845)	(9,384)	(9,122)
DIVIDENDS PAID	94,218	94,837	95,006	94,381	94,111	92,843	91,912
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	15,370	14,659	13,885	13,145	12,454	11,934	11,429
NET COMMISSIONS	3,722	3,135	2,447	1,888	1,628	1,514	1,407
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0
INCREASE IN LOADING	262	1,047	763	497	(1,526)	(584)	(443)
INCREASE IN RESERVES	(40,384)	(40,585)	(42,451)	(42,912)	(46,353)	(46,514)	(49,024)
COST OF FINANCING	280	227	160	108	76	69	61
TOTAL DISBURSEMENTS	166,273	165,355	159,450	153,308	142,625	138,734	133,023
STATUTORY GAIN	27,178	22,830	21,810	20,689	21,017	18,070	17,076
CAPITAL GAINS	7	11	12	11	5	4	6
LESS IMR CAPITALIZATION	4	7	8	7	3	2	4
BOOK PROFIT	27,180	22,834	21,814	20,693	21,019	18,071	17,078
FEDERAL INCOME TAX	11,187	10,504	9,375	8,027	6,573	5,497	5,088
AFTER-TAX PROFIT	15,993	12,330	12,439	12,666	14,445	12,575	11,990

INSURANCE INFORCE	10,923,273	8,662,294	6,472,095	4,590,934	4,120,251	3,791,592	3,495,509
ACCOUNT VALUE INFORCE	16,387	15,843	15,286	14,707	14,090	13,367	12,684
CASH VALUE INFORCE	1,035,018	1,008,902	981,044	951,684	921,030	889,988	858,159
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	1,101,784	1,060,246	1,021,116	985,223	950,873	916,584	881,503
INTEREST MAINTENANCE RESERVE	15	22	30	36	38	40	43
DIVIDEND STAT RESERVE	252,882	252,034	250,340	248,180	245,505	242,685	239,157
DIVIDEND ACCUM BALANCE	446,810	440,371	432,692	424,135	414,630	404,976	394,616
DIVIDEND LIABILITY	33,698	32,969	32,159	31,580	30,888	29,987	28,826
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	1,835,189	1,785,642	1,736,337	1,689,155	1,641,935	1,594,273	1,544,145
RESERVE FINANCING BALANCE	30,239	21,269	14,407	10,131	9,262	8,113	7,006
TAX RESERVE	1,777,499	1,730,424	1,683,531	1,638,301	1,592,686	1,546,795	1,498,723
DAC PROXY TAX	49,074	46,648	44,075	41,357	38,422	35,660	33,093
POLICIES IN FORCE (UNSCALED)	214,003	197,892	182,412	168,223	158,154	148,878	139,976
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	29,636	27,578	25,246	23,109	20,150	18,549	17,130
NET DEFERRED PREMIUM	25,894	22,789	19,695	17,061	15,628	14,611	13,634

PV AT 9.00% BOOK PROFIT	370,556	375,397	379,640	383,332	386,773	389,487	391,840
PV AT 9.00% FEDERAL INCOME TAX	125,518	127,745	129,568	131,000	132,076	132,902	133,603
PV AT 9.00% AFTER-TAX PROFIT	245,039	247,652	250,072	252,332	254,696	256,585	258,237

PV AT 10.00% BOOK PROFIT	352,882	356,989	360,555	363,631	366,471	368,691	370,599
PV AT 10.00% FEDERAL INCOME TAX	118,732	120,621	122,154	123,347	124,235	124,910	125,478
PV AT 10.00% AFTER-TAX PROFIT	234,150	236,368	238,402	240,284	242,236	243,781	245,120

PV AT 11.00% BOOK PROFIT	336,739	340,228	343,232	345,798	348,147	349,966	351,515
PV AT 11.00% FEDERAL INCOME TAX	112,545	114,151	115,441	116,437	117,171	117,725	118,186
PV AT 11.00% AFTER-TAX PROFIT	224,194	226,078	227,790	229,362	230,976	232,242	233,329

YEAR ENDING December 31,	2031	2032	2033	2034	2035	2036	2037
TRADITIONAL LIFE
PREMIUMS	66,001	61,802	57,559	53,063	48,709	43,890	40,073
LESS: REINSURANCE PREMIUMS	(11,078)	(9,600)	(8,480)	(7,472)	(6,481)	(5,614)	(4,902)
NET INVESTMENT INCOME (Before Capital Gains)	89,006	85,989	82,872	79,789	76,526	73,576	68,543
AMORTIZATION OF IMR	1	1	1	1	1	1	1
LESS INVESTMENT EXPENSE	198	187	175	165	137	93	20
LESS INCOME LOST ON DEFAULTS	70	66	62	58	53	36	4
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0
TOTAL INCOME	143,662	137,939	131,716	125,159	118,564	111,725	103,691
NET SURRENDERS AND MATURITIES	24,011	24,194	22,629	22,037	21,071	20,287	19,719
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	60,357	58,575	56,591	54,632	52,383	49,730	46,424
LESS: REINSURANCE BENEFITS	(8,803)	(8,189)	(7,389)	(6,547)	(5,575)	(4,521)	(3,527)
DIVIDENDS PAID	90,629	91,395	88,420	87,602	86,199	83,810	81,714
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	10,928	10,403	9,883	9,380	8,862	8,337	7,823
NET COMMISSIONS	1,307	1,202	1,102	995	866	730	608
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0
INCREASE IN LOADING	(357)	(138)	(220)	(238)	(182)	(232)	(187)
INCREASE IN RESERVES	(50,170)	(54,678)	(54,053)	(56,480)	(57,391)	(57,732)	(57,743)
COST OF FINANCING	53	44	36	28	20	10	5
TOTAL DISBURSEMENTS	127,954	122,808	117,000	111,409	106,252	100,419	94,835
STATUTORY GAIN	15,708	15,130	14,716	13,750	12,312	11,306	8,856
CAPITAL GAINS	0	0	0	0	0	2	4
LESS IMR CAPITALIZATION	0	0	0	0	0	1	2
BOOK PROFIT	15,708	15,130	14,716	13,750	12,312	11,307	8,857
FEDERAL INCOME TAX	4,845	4,557	4,397	4,201	3,587	3,369	4,977
AFTER-TAX PROFIT	10,862	10,573	10,319	9,549	8,725	7,938	3,880

INSURANCE INFORCE	3,223,283	2,944,191	2,678,001	2,422,592	2,105,444	1,798,206	1,486,975
ACCOUNT VALUE INFORCE	12,040	11,352	10,702	10,068	9,442	8,843	6,303
CASH VALUE INFORCE	826,037	792,658	759,551	725,842	692,015	658,085	618,986
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	846,109	809,425	773,015	735,963	699,184	663,083	622,642
INTEREST MAINTENANCE RESERVE	42	41	40	39	38	38	39
DIVIDEND STAT RESERVE	235,001	230,113	224,620	218,490	212,035	204,734	194,891
DIVIDEND ACCUM BALANCE	383,510	370,276	358,106	344,448	330,483	316,034	301,537
DIVIDEND LIABILITY	28,212	27,247	26,194	25,436	23,949	23,343	21,960
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	1,492,874	1,437,102	1,381,975	1,324,375	1,265,689	1,207,232	1,141,069
RESERVE FINANCING BALANCE	5,906	4,813	3,739	2,621	1,327	601	263
TAX RESERVE	1,449,077	1,395,579	1,342,802	1,287,351	1,231,449	1,174,761	1,110,898
DAC PROXY TAX	30,721	28,576	26,601	24,748	22,998	21,280	19,628
POLICIES IN FORCE (UNSCALED)	131,518	122,396	114,587	106,725	98,949	91,560	84,370
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	15,739	14,386	13,067	11,694	10,337	9,025	7,954
NET DEFERRED PREMIUM	12,601	11,386	10,288	9,152	7,977	6,897	6,004

PV AT 9.00% BOOK PROFIT	393,825	395,580	397,146	398,488	399,590	400,519	401,187
PV AT 9.00% FEDERAL INCOME TAX	134,215	134,744	135,211	135,622	135,943	136,219	136,595
PV AT 9.00% AFTER-TAX PROFIT	259,610	260,836	261,934	262,866	263,647	264,300	264,592

PV AT 10.00% BOOK PROFIT	372,193	373,590	374,825	375,873	376,727	377,440	377,948
PV AT 10.00% FEDERAL INCOME TAX	125,970	126,391	126,760	127,080	127,329	127,541	127,827
PV AT 10.00% AFTER-TAX PROFIT	246,223	247,199	248,065	248,793	249,398	249,899	250,121

PV AT 11.00% BOOK PROFIT	352,799	353,912	354,888	355,710	356,372	356,921	357,307
PV AT 11.00% FEDERAL INCOME TAX	118,582	118,918	119,209	119,460	119,653	119,816	120,034
PV AT 11.00% AFTER-TAX PROFIT	234,216	234,995	235,679	236,250	236,719	237,104	237,274

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
EXISTING BUSINESS INPUT (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015
UL
PREMIUMS		122,394	112,615	104,350	96,469	88,563	80,400	72,836	63,934
LESS: REINSURANCE PREMIUMS		(9,423)	(10,098)	(10,694)	(11,262)	(11,769)	(12,225)	(12,681)	(13,017)
NET INVESTMENT INCOME (Before Capital Gains)		81,470	75,058	75,987	76,016	75,596	74,835	73,616	71,932
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		2,197	2,077	1,907	1,675	1,465	1,254	1,066	927
LESS INCOME LOST ON DEFAULTS		1,861	1,761	1,514	1,330	1,165	1,001	852	691
SEPARATE ACCOUNT AND ADMIN FEES		0	0	0	0	0	0	0	0
TOTAL INCOME		190,383	173,738	166,222	158,218	149,758	140,755	131,853	121,231
NET SURRENDERS AND MATURITIES		46,598	47,849	47,966	47,330	46,352	44,917	43,333	41,401
ANNUITY BENEFITS		0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0
DEATH BENEFITS		54,519	59,045	63,072	66,447	69,372	71,773	73,021	72,654
LESS: REINSURANCE BENEFITS		(5,516)	(6,346)	(7,125)	(7,850)	(8,516)	(9,117)	(9,623)	(10,105)
DIVIDENDS PAID		0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES		7,334	6,956	6,618	6,291	5,968	5,640	5,318	4,963
NET COMMISSIONS		11,110	4,871	4,685	4,319	3,947	3,542	3,174	2,717
NET TRANSFERS TO SEPARATE ACCOUNT		0	0	0	0	0	0	0	0
INCREASE IN LOADING		0	0	0	0	0	0	0	0
INCREASE IN RESERVES		(95,728)	24,857	10,656	323	(9,599)	(18,545)	(25,218)	(31,581)
COST OF FINANCING		—	918	880	857	845	833	817	796
TOTAL DISBURSEMENTS		18,317	138,150	126,752	117,718	108,368	99,043	90,821	80,846
STATUTORY GAIN		172,066	35,587	39,470	40,500	41,390	41,713	41,032	40,385
CAPITAL GAINS		0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0
BOOK PROFIT		172,066	35,587	39,470	40,500	41,390	41,713	41,032	40,385
FEDERAL INCOME TAX		16,547	13,072	13,542	13,267	13,335	13,515	13,291	12,666
AFTER-TAX PROFIT		155,520	22,515	25,928	27,234	28,055	28,197	27,741	27,719

INSURANCE INFORCE	11,356,360	10,773,163	10,220,884	9,684,583	9,166,358	8,668,370	8,192,027	7,690,549	7,148,240
ACCOUNT VALUE INFORCE	1,227,379	1,246,442	1,251,108	1,240,977	1,220,139	1,189,617	1,149,521	1,103,386	1,052,184
CASH VALUE INFORCE	1,079,738	1,096,702	1,108,192	1,108,118	1,099,271	1,081,437	1,054,804	1,023,358	987,018
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	1,317,058	1,343,692	1,363,569	1,371,125	1,369,829	1,358,601	1,337,901	1,309,986	1,275,962
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	1,317,058	1,343,692	1,363,569	1,371,125	1,369,829	1,358,601	1,337,901	1,309,986	1,275,962
RESERVE FINANCING BALANCE	0	122,363	117,383	114,283	112,664	111,034	108,880	106,183	103,740
TAX RESERVE	1,190,860	1,228,589	1,258,734	1,275,791	1,282,990	1,279,678	1,265,984	1,244,433	1,216,480
DAC PROXY TAX	0	8,667	15,718	21,340	25,620	28,618	30,372	30,981	30,412
POLICIES IN FORCE (UNSCALED)	97,845	92,349	87,261	82,428	77,803	73,374	69,063	64,657	60,520
FIRST YEAR COLLECTED PREMIUM	66,751	5,500	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	69,582	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		157,859	187,812	218,290	246,981	273,882	298,754	321,200	341,468
PV AT 9.00% FEDERAL INCOME TAX		15,180	26,183	36,640	46,038	54,705	62,764	70,035	76,391
PV AT 9.00% AFTER-TAX PROFIT		142,679	161,629	181,650	200,943	219,177	235,990	251,165	265,077

PV AT 10.00% BOOK PROFIT		156,424	185,835	215,489	243,151	268,851	292,397	313,453	332,293
PV AT 10.00% FEDERAL INCOME TAX		15,042	25,846	36,020	45,082	53,362	60,991	67,811	73,720
PV AT 10.00% AFTER-TAX PROFIT		141,381	159,989	179,469	198,070	215,490	231,406	245,642	258,573

PV AT 11.00% BOOK PROFIT		155,015	183,898	212,758	239,437	264,000	286,301	306,065	323,589
PV AT 11.00% FEDERAL INCOME TAX		14,907	25,517	35,418	44,158	52,071	59,297	65,699	71,195
PV AT 11.00% AFTER-TAX PROFIT		140,108	158,381	177,340	195,279	211,929	227,004	240,366	252,394

YEAR ENDING December 31,	2016	2017	2018	2019	2020	2021	2022	2023
UL
PREMIUMS	56,772	50,153	45,618	41,116	37,028	33,399	29,900	26,862
LESS: REINSURANCE PREMIUMS	(13,104)	(13,313)	(13,520)	(13,533)	(13,679)	(13,511)	(12,662)	(11,781)
NET INVESTMENT INCOME (Before Capital Gains)	70,032	67,749	65,265	62,677	60,239	57,433	54,560	51,785
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	764	638	553	500	450	396	360	326
LESS INCOME LOST ON DEFAULTS	572	442	384	348	289	255	233	211
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0
TOTAL INCOME	112,363	103,509	96,425	89,411	82,849	76,671	71,205	66,329
NET SURRENDERS AND MATURITIES	39,859	38,521	37,671	37,431	34,053	34,373	31,337	26,399
ANNUITY BENEFITS	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0
DEATH BENEFITS	71,522	69,992	69,477	67,399	65,590	64,487	62,462	61,584
LESS: REINSURANCE BENEFITS	(10,480)	(10,763)	(10,966)	(11,193)	(11,519)	(11,898)	(12,198)	(12,525)
DIVIDENDS PAID	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	4,653	4,358	4,096	3,805	3,528	3,291	3,051	2,839
NET COMMISSIONS	2,261	1,901	1,720	1,555	1,404	1,271	1,139	1,023
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(34,159)	(36,296)	(40,363)	(43,869)	(43,946)	(47,958)	(47,527)	(41,630)
COST OF FINANCING	778	757	732	704	669	640	611	582
TOTAL DISBURSEMENTS	74,433	68,470	62,366	55,833	49,779	44,207	38,874	38,272
STATUTORY GAIN	37,930	35,039	34,059	33,578	33,070	32,464	32,331	28,057
CAPITAL GAINS	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0
BOOK PROFIT	37,930	35,039	34,059	33,578	33,070	32,464	32,331	28,057
FEDERAL INCOME TAX	12,110	11,057	10,831	11,280	11,138	11,148	11,061	9,996
AFTER-TAX PROFIT	25,820	23,982	23,228	22,298	21,932	21,317	21,270	18,061

INSURANCE INFORCE	6,660,868	6,179,403	5,729,754	5,310,609	4,924,814	4,549,591	4,186,506	3,840,497
ACCOUNT VALUE INFORCE	999,088	946,149	890,887	835,502	782,368	727,706	677,358	631,860
CASH VALUE INFORCE	948,763	907,176	861,666	813,983	767,164	717,880	671,461	628,807
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	1,238,940	1,199,323	1,155,276	1,106,793	1,058,966	1,007,076	955,638	909,324
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0
TOTAL LIABILITY	1,238,940	1,199,323	1,155,276	1,106,793	1,058,966	1,007,076	955,638	909,324
RESERVE FINANCING BALANCE	100,877	97,555	93,871	89,258	85,377	81,445	77,534	72,851
TAX RESERVE	1,184,110	1,148,825	1,108,897	1,063,929	1,019,003	969,685	921,182	877,609
DAC PROXY TAX	28,870	26,433	23,754	21,304	19,078	17,103	15,399	13,960
POLICIES IN FORCE (UNSCALED)	56,684	53,028	48,861	44,805	41,321	37,983	34,971	31,947
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	358,932	373,733	386,932	398,870	409,657	419,372	428,248	435,314
PV AT 9.00% FEDERAL INCOME TAX	81,967	86,638	90,835	94,845	98,478	101,814	104,850	107,368
PV AT 9.00% AFTER-TAX PROFIT	276,965	287,095	296,097	304,025	311,179	317,558	323,397	327,946

PV AT 10.00% BOOK PROFIT	348,379	361,888	373,826	384,525	394,104	402,653	410,392	416,499
PV AT 10.00% FEDERAL INCOME TAX	78,855	83,118	86,915	90,509	93,735	96,670	99,318	101,494
PV AT 10.00% AFTER-TAX PROFIT	269,524	278,770	286,911	294,016	300,369	305,982	311,074	315,005

PV AT 11.00% BOOK PROFIT	338,417	350,757	361,563	371,161	379,677	387,209	393,966	399,249
PV AT 11.00% FEDERAL INCOME TAX	75,929	79,823	83,259	86,484	89,352	91,938	94,250	96,132
PV AT 11.00% AFTER-TAX PROFIT	262,488	270,934	278,304	284,678	290,325	295,271	299,716	303,117

MILLIMAN

EXISTING BUSINESS INPUT (000)

YEAR ENDING December 31,	2024	2025	2026	2027	2028	2029	2030
UL
PREMIUMS	24,125	21,637	19,283	16,940	14,662	12,688	10,997
LESS: REINSURANCE PREMIUMS	(11,123)	(10,209)	(9,584)	(8,717)	(8,464)	(8,377)	(8,082)
NET INVESTMENT INCOME (Before Capital Gains)	49,191	46,647	44,048	41,520	38,865	36,723	34,516
AMORTIZATION OF IMR	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	297	276	252	220	193	182	164
LESS INCOME LOST ON DEFAULTS	176	163	119	104	78	73	56
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0
TOTAL INCOME	61,720	57,636	53,376	49,419	44,791	40,779	37,210
NET SURRENDERS AND MATURITIES	24,619	22,716	20,982	19,037	17,253	15,397	13,359
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	60,655	59,674	57,930	55,233	52,151	49,193	46,982
LESS: REINSURANCE BENEFITS	(12,603)	(12,461)	(12,086)	(11,196)	(10,110)	(9,515)	(9,437)
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	2,641	2,457	2,265	2,057	1,883	1,691	1,525
NET COMMISSIONS	919	824	735	644	555	477	411
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(43,611)	(43,701)	(42,441)	(40,494)	(36,212)	(36,542)	(38,977)
COST OF FINANCING	546	513	477	441	407	368	335
TOTAL DISBURSEMENTS	33,167	30,022	27,863	25,722	25,926	21,069	14,198
STATUTORY GAIN	28,553	27,613	25,513	23,697	18,865	19,710	23,013
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	28,553	27,613	25,513	23,697	18,865	19,710	23,013
FEDERAL INCOME TAX	10,225	10,212	9,640	9,608	9,559	8,734	8,077
AFTER-TAX PROFIT	18,328	17,401	15,873	14,089	9,306	10,976	14,936

INSURANCE INFORCE	3,547,527	3,276,566	2,968,891	2,702,088	2,440,527	2,194,897	1,987,947
ACCOUNT VALUE INFORCE	587,161	543,885	502,562	463,879	426,810	391,850	360,237
CASH VALUE INFORCE	586,244	544,275	503,555	464,795	427,599	392,643	361,010
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	861,260	812,783	765,563	720,499	679,136	638,161	595,675
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	861,260	812,783	765,563	720,499	679,136	638,161	595,675
RESERVE FINANCING BALANCE	68,397	63,621	58,843	54,273	49,121	44,689	41,180
TAX RESERVE	832,105	785,790	740,375	695,232	649,650	606,949	567,062
DAC PROXY TAX	12,728	11,677	10,732	9,838	8,916	8,001	7,156
POLICIES IN FORCE (UNSCALED)	29,555	27,218	24,298	21,981	19,823	17,408	15,732
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	441,912	447,766	452,728	456,956	460,045	463,005	466,175
PV AT 9.00% FEDERAL INCOME TAX	109,731	111,896	113,771	115,485	117,050	118,362	119,474
PV AT 9.00% AFTER-TAX PROFIT	332,181	335,870	338,957	341,471	342,995	344,643	346,701

PV AT 10.00% BOOK PROFIT	422,148	427,114	431,286	434,808	437,357	439,778	442,349
PV AT 10.00% FEDERAL INCOME TAX	103,517	105,353	106,929	108,358	109,649	110,722	111,624
PV AT 10.00% AFTER-TAX PROFIT	318,631	321,761	324,356	326,450	327,708	329,056	330,724

PV AT 11.00% BOOK PROFIT	404,092	408,312	411,825	414,764	416,872	418,856	420,943
PV AT 11.00% FEDERAL INCOME TAX	97,866	99,427	100,754	101,946	103,014	103,893	104,626
PV AT 11.00% AFTER-TAX PROFIT	306,226	308,885	311,071	312,818	313,858	314,963	316,318

YEAR ENDING December 31,	2031	2032	2033	2034	2035	2036	2037
UL
PREMIUMS	9,725	8,789	7,995	7,223	6,549	5,874	5,214
LESS: REINSURANCE PREMIUMS	(7,846)	(7,211)	(6,121)	(5,485)	(5,157)	(4,532)	(4,089)
NET INVESTMENT INCOME (Before Capital Gains)	32,233	30,079	28,235	26,586	24,761	23,472	20,918
AMORTIZATION OF IMR	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	152	143	134	126	105	71	15
LESS INCOME LOST ON DEFAULTS	52	49	46	43	41	28	3
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0
TOTAL INCOME	33,909	31,464	29,929	28,154	26,007	24,715	22,025
NET SURRENDERS AND MATURITIES	12,986	10,541	8,254	7,302	6,633	6,783	5,591
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	45,599	44,280	43,634	41,915	40,293	38,235	35,104
LESS: REINSURANCE BENEFITS	(9,541)	(9,553)	(9,498)	(8,968)	(8,541)	(7,965)	(7,328)
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	1,396	1,274	1,180	1,080	996	907	789
NET COMMISSIONS	367	332	301	272	246	221	196
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(37,833)	(32,605)	(29,669)	(31,307)	(28,282)	(27,876)	(26,036)
COST OF FINANCING	309	292	275	256	243	231	220
TOTAL DISBURSEMENTS	13,283	14,561	14,478	10,549	11,589	10,536	8,536
STATUTORY GAIN	20,626	16,903	15,451	17,605	14,418	14,179	13,489
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	20,626	16,903	15,451	17,605	14,418	14,179	13,489
FEDERAL INCOME TAX	6,670	5,548	5,346	5,551	4,866	4,802	5,243
AFTER-TAX PROFIT	13,956	11,355	10,105	12,054	9,552	9,377	8,246

INSURANCE INFORCE	1,797,914	1,639,643	1,501,293	1,348,263	1,231,240	1,104,501	979,655
ACCOUNT VALUE INFORCE	328,941	300,747	275,457	251,856	229,805	208,513	189,160
CASH VALUE INFORCE	329,731	301,545	276,286	252,682	230,584	209,316	189,923
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	555,608	520,789	488,504	455,500	425,613	396,243	366,568
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	555,608	520,789	488,504	455,500	425,613	396,243	366,568
RESERVE FINANCING BALANCE	38,945	36,731	34,115	32,419	30,813	29,319	27,580
TAX RESERVE	530,048	497,870	467,904	437,935	409,815	382,096	354,295
DAC PROXY TAX	6,405	5,779	5,306	4,901	4,547	4,248	3,972
POLICIES IN FORCE (UNSCALED)	14,020	12,705	11,584	10,380	9,448	8,255	7,203
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	468,782	470,743	472,387	474,105	475,396	476,561	477,578
PV AT 9.00% FEDERAL INCOME TAX	120,318	120,961	121,530	122,072	122,507	122,902	123,297
PV AT 9.00% AFTER-TAX PROFIT	348,465	349,782	350,857	352,033	352,889	353,659	354,281

PV AT 10.00% BOOK PROFIT	444,443	446,003	447,299	448,642	449,642	450,536	451,309
PV AT 10.00% FEDERAL INCOME TAX	112,302	112,814	113,262	113,686	114,023	114,326	114,626
PV AT 10.00% AFTER-TAX PROFIT	332,141	333,189	334,037	334,956	335,619	336,210	336,682

PV AT 11.00% BOOK PROFIT	422,629	423,873	424,898	425,949	426,725	427,413	428,002
PV AT 11.00% FEDERAL INCOME TAX	105,171	105,579	105,934	106,265	106,527	106,760	106,989
PV AT 11.00% AFTER-TAX PROFIT	317,458	318,294	318,964	319,684	320,198	320,653	321,013

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
EXISTING BUSINESS INPUT (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015
VUL
PREMIUMS		581,093	440,920	366,981	307,057	258,402	221,118	194,135	170,273
LESS: REINSURANCE PREMIUMS		(7,079)	(7,330)	(7,709)	(8,223)	(8,808)	(9,449)	(10,128)	(10,932)
NET INVESTMENT INCOME (Before Capital Gains)		37,287	37,322	36,963	36,792	36,659	36,269	35,674	34,810
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS		0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES		44,540	45,171	46,187	46,827	47,223	47,477	47,457	46,883
TOTAL INCOME		655,842	516,083	442,422	382,453	333,476	295,415	267,137	241,035
NET SURRENDERS AND MATURITIES		337,011	344,656	350,212	351,106	347,068	340,926	332,868	325,642
ANNUITY BENEFITS		0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0
DEATH BENEFITS		142,742	154,213	165,782	177,131	187,925	203,769	220,395	231,796
LESS: REINSURANCE BENEFITS		(4,595)	(4,847)	(5,101)	(5,371)	(5,625)	(6,230)	(7,012)	(7,557)
DIVIDENDS PAID		0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		1,165	89	70	59	49	41	34	28
MAINTENANCE EXPENSES		31,081	25,881	23,312	21,156	19,408	18,010	16,884	15,812
NET COMMISSIONS		20,392	12,422	9,897	7,958	6,480	5,441	4,734	4,124
NET TRANSFERS TO SEPARATE ACCOUNT		(242,013)	(184,613)	(263,082)	(322,614)	(366,820)	(400,471)	(423,567)	(441,830)
INCREASE IN LOADING		0	0	0	0	0	0	0	0
INCREASE IN RESERVES		190,405	(989)	2,331	2,714	(845)	(4,847)	(10,361)	(12,070)
COST OF FINANCING		0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		476,186	346,812	283,422	232,139	187,639	156,640	133,975	115,945
STATUTORY GAIN		179,656	169,271	158,999	150,314	145,837	138,775	133,161	125,089
CAPITAL GAINS		0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0
BOOK PROFIT		179,656	169,271	158,999	150,314	145,837	138,775	133,161	125,089
FEDERAL INCOME TAX		68,895	60,422	54,496	49,232	45,747	47,979	44,944	41,160
AFTER-TAX PROFIT		110,761	108,849	104,503	101,082	100,090	90,796	88,217	83,929

INSURANCE INFORCE	75,284,340	71,096,001	67,166,906	63,507,308	60,042,738	56,825,694	53,856,129	51,099,710	48,516,413
ACCOUNT VALUE INFORCE	6,318,865	6,142,315	6,360,012	6,524,130	6,647,074	6,739,733	6,809,536	6,865,602	6,912,124
CASH VALUE INFORCE	5,886,953	5,778,036	6,068,816	6,297,318	6,476,849	6,615,782	6,722,011	6,803,561	6,869,478
SEPARATE ACCOUNT VALUE	5,705,826	5,374,984	5,631,387	5,827,561	5,978,435	6,096,222	6,189,186	6,266,505	6,332,411
GENERAL ACCOUNT LIABILITY	399,231	589,636	588,647	590,978	593,692	592,847	588,000	577,639	565,569
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	6,105,057	5,964,619	6,220,033	6,418,539	6,572,127	6,689,069	6,777,186	6,844,144	6,897,980
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	358,288	558,042	565,621	573,741	580,898	583,667	581,508	573,247	562,781
DAC PROXY TAX	0	42,325	69,942	88,764	100,380	106,070	107,065	104,415	98,531
POLICIES IN FORCE (UNSCALED)	214,832	201,802	189,391	177,912	167,171	157,175	147,971	139,466	131,457
FIRST YEAR COLLECTED PREMIUM	199,745	71,458	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	144,797	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		164,822	307,294	430,071	536,557	631,341	714,088	786,932	849,710
PV AT 9.00% FEDERAL INCOME TAX		63,206	114,062	156,144	191,021	220,754	249,362	273,948	294,605
PV AT 9.00% AFTER-TAX PROFIT		101,616	193,232	273,927	345,536	410,587	464,726	512,984	555,105

PV AT 10.00% BOOK PROFIT		163,323	303,217	422,676	525,342	615,895	694,230	762,563	820,918
PV AT 10.00% FEDERAL INCOME TAX		62,631	112,567	153,511	187,138	215,543	242,626	265,689	284,891
PV AT 10.00% AFTER-TAX PROFIT		100,692	190,650	269,164	338,205	400,352	451,605	496,874	536,028

PV AT 11.00% BOOK PROFIT		161,852	299,236	415,495	514,512	601,059	675,254	739,392	793,672
PV AT 11.00% FEDERAL INCOME TAX		62,067	111,107	150,955	183,385	210,534	236,186	257,833	275,694
PV AT 11.00% AFTER-TAX PROFIT		99,785	188,129	264,541	331,126	390,525	439,068	481,559	517,978

YEAR ENDING December 31,	2016	2017	2018	2019	2020	2021	2022	2023
VUL
PREMIUMS	147,368	124,852	108,074	95,427	84,272	74,346	65,466	57,378
LESS: REINSURANCE PREMIUMS	(11,673)	(12,682)	(13,632)	(14,034)	(14,548)	(15,040)	(15,630)	(15,736)
NET INVESTMENT INCOME (Before Capital Gains)	33,794	32,786	31,854	30,939	30,034	29,100	28,222	27,319
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	45,925	44,814	44,078	43,702	43,297	42,933	42,529	42,142
TOTAL INCOME	215,414	189,770	170,375	156,033	143,055	131,339	120,587	111,103
NET SURRENDERS AND MATURITIES	321,451	315,369	307,466	302,689	299,412	296,681	293,920	291,775
ANNUITY BENEFITS	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	69	0	0
DEATH BENEFITS	242,533	252,397	260,403	266,436	272,005	276,525	280,192	283,913
LESS: REINSURANCE BENEFITS	(8,116)	(8,919)	(9,764)	(10,148)	(10,539)	(10,886)	(11,274)	(11,354)
DIVIDENDS PAID	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	20	9	5	4	4	3	3	2
MAINTENANCE EXPENSES	14,722	13,624	12,782	12,098	11,459	10,862	10,294	9,736
NET COMMISSIONS	3,532	2,919	2,563	2,371	2,203	2,054	1,921	1,801
NET TRANSFERS TO SEPARATE ACCOUNT	(460,641)	(477,743)	(488,238)	(497,145)	(506,851)	(516,286)	(524,602)	(531,600)
INCREASE IN LOADING	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(12,682)	(12,576)	(13,347)	(13,634)	(14,889)	(14,589)	(14,350)	(14,227)
COST OF FINANCING	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	100,819	85,080	71,869	62,671	52,804	44,433	36,103	30,046
STATUTORY GAIN	114,595	104,690	98,505	93,362	90,251	86,907	84,484	81,058
CAPITAL GAINS	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0
BOOK PROFIT	114,595	104,690	98,505	93,362	90,251	86,907	84,484	81,058
FEDERAL INCOME TAX	36,622	32,330	30,280	29,288	28,783	28,083	27,589	26,657
AFTER-TAX PROFIT	77,973	72,360	68,225	64,075	61,468	58,824	56,895	54,401

INSURANCE INFORCE	46,093,342	43,821,594	41,644,321	39,581,668	37,577,996	35,647,576	33,742,011	31,955,596
ACCOUNT VALUE INFORCE	6,946,836	6,970,814	6,989,592	7,003,715	7,011,322	7,011,871	7,005,747	6,993,625
CASH VALUE INFORCE	6,919,406	6,955,433	6,982,246	7,001,260	7,010,290	7,011,646	7,005,833	6,993,701
SEPARATE ACCOUNT VALUE	6,385,691	6,427,151	6,462,180	6,491,526	6,513,848	6,528,814	6,536,825	6,538,719
GENERAL ACCOUNT LIABILITY	552,887	540,310	526,963	513,329	498,440	483,851	469,501	455,274
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0
TOTAL LIABILITY	6,938,577	6,967,461	6,989,143	7,004,855	7,012,288	7,012,665	7,006,325	6,993,993
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0
TAX RESERVE	551,202	539,317	526,392	513,060	498,365	483,845	469,501	455,274
DAC PROXY TAX	89,672	78,044	66,477	57,096	49,276	42,675	37,024	32,129
POLICIES IN FORCE (UNSCALED)	123,931	116,797	110,105	103,657	97,518	91,766	86,183	80,720
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	902,473	946,695	984,869	1,018,062	1,047,500	1,073,507	1,096,701	1,117,117
PV AT 9.00% FEDERAL INCOME TAX	311,466	325,123	336,857	347,270	356,659	365,062	372,637	379,351
PV AT 9.00% AFTER-TAX PROFIT	591,006	621,572	648,012	670,792	690,842	708,445	724,064	737,766

PV AT 10.00% BOOK PROFIT	869,518	909,880	944,406	974,154	1,000,296	1,023,182	1,043,406	1,061,047
PV AT 10.00% FEDERAL INCOME TAX	300,422	312,886	323,499	332,831	341,169	348,564	355,169	360,970
PV AT 10.00% AFTER-TAX PROFIT	569,096	596,994	620,906	641,322	659,127	674,618	688,238	700,077

PV AT 11.00% BOOK PROFIT	838,470	875,340	906,594	933,281	956,522	976,684	994,341	1,009,604
PV AT 11.00% FEDERAL INCOME TAX	290,010	301,396	311,004	319,375	326,787	333,302	339,069	344,088
PV AT 11.00% AFTER-TAX PROFIT	548,460	573,944	595,590	613,906	629,734	643,381	655,272	665,516

MILLIMAN

EXISTING BUSINESS INPUT (000)

YEAR ENDING December 31,	2024	2025	2026	2027	2028	2029	2030
VUL
PREMIUMS	50,352	43,897	37,430	30,943	26,355	22,861	19,897
LESS: REINSURANCE PREMIUMS	(16,234)	(17,198)	(18,135)	(18,465)	(18,699)	(18,662)	(19,010)
NET INVESTMENT INCOME (Before Capital Gains)	26,454	25,614	24,787	23,940	23,139	22,352	21,585
AMORTIZATION OF IMR	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	41,752	41,196	40,360	39,305	38,507	37,978	37,439
TOTAL INCOME	102,324	93,509	84,442	75,724	69,302	64,529	59,911
NET SURRENDERS AND MATURITIES	290,968	288,317	284,765	280,492	277,730	273,319	270,915
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	31	5	0	0	0
DEATH BENEFITS	288,971	295,547	301,812	305,921	309,873	312,740	316,054
LESS: REINSURANCE BENEFITS	(11,741)	(12,522)	(13,261)	(13,549)	(13,696)	(13,664)	(13,914)
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	2	2	1	1	1	1	0
MAINTENANCE EXPENSES	9,210	8,721	8,227	7,733	7,289	6,880	6,484
NET COMMISSIONS	1,697	1,599	1,497	1,394	1,320	1,264	1,215
NET TRANSFERS TO SEPARATE ACCOUNT	(541,155)	(550,134)	(558,331)	(563,103)	(568,022)	(568,590)	(571,526)
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(13,936)	(13,832)	(13,707)	(13,291)	(13,086)	(12,775)	(12,595)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	24,016	17,699	11,034	5,602	1,408	(826)	(3,367)
STATUTORY GAIN	78,308	75,811	73,408	70,121	67,894	65,355	63,278
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	78,308	75,811	73,408	70,121	67,894	65,355	63,278
FEDERAL INCOME TAX	25,920	25,235	24,536	23,488	22,822	22,051	21,428
AFTER-TAX PROFIT	52,388	50,576	48,872	46,633	45,072	43,304	41,849

INSURANCE INFORCE	30,279,093	28,673,253	27,122,567	25,609,334	24,156,534	22,715,545	21,349,316
ACCOUNT VALUE INFORCE	6,972,377	6,941,712	6,901,963	6,856,277	6,803,505	6,747,496	6,685,206
CASH VALUE INFORCE	6,972,451	6,941,812	6,902,067	6,856,397	6,803,657	6,747,590	6,685,271
SEPARATE ACCOUNT VALUE	6,531,255	6,514,334	6,488,229	6,455,837	6,416,187	6,372,900	6,323,180
GENERAL ACCOUNT LIABILITY	441,338	427,507	413,799	400,508	387,422	374,647	362,052
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	6,972,593	6,941,840	6,902,028	6,856,345	6,803,610	6,747,547	6,685,232
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	441,338	427,507	413,799	400,508	387,422	374,647	362,052
DAC PROXY TAX	27,879	24,169	20,865	17,852	15,165	12,811	10,758
POLICIES IN FORCE (UNSCALED)	75,699	71,029	66,393	62,018	57,842	53,805	49,850
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	1,135,212	1,151,283	1,165,560	1,178,072	1,189,186	1,199,001	1,207,720
PV AT 9.00% FEDERAL INCOME TAX	385,340	390,690	395,462	399,653	403,389	406,700	409,653
PV AT 9.00% AFTER-TAX PROFIT	749,872	760,593	770,098	778,419	785,797	792,301	798,067

PV AT 10.00% BOOK PROFIT	1,076,540	1,090,175	1,102,178	1,112,601	1,121,775	1,129,804	1,136,871
PV AT 10.00% FEDERAL INCOME TAX	366,098	370,637	374,649	378,140	381,224	383,933	386,326
PV AT 10.00% AFTER-TAX PROFIT	710,441	719,538	727,529	734,461	740,551	745,871	750,545

PV AT 11.00% BOOK PROFIT	1,022,887	1,034,473	1,044,579	1,053,277	1,060,863	1,067,443	1,073,181
PV AT 11.00% FEDERAL INCOME TAX	348,485	352,341	355,720	358,633	361,183	363,403	365,346
PV AT 11.00% AFTER-TAX PROFIT	674,402	682,131	688,860	694,644	699,680	704,040	707,835

YEAR ENDING December 31,	2031	2032	2033	2034	2035	2036	2037
VUL
PREMIUMS	17,343	15,044	13,027	11,283	9,576	7,963	6,028
LESS: REINSURANCE PREMIUMS	(19,807)	(19,428)	(19,486)	(19,538)	(19,539)	(19,826)	(20,059)
NET INVESTMENT INCOME (Before Capital Gains)	20,857	20,093	19,297	18,519	17,690	16,896	14,326
AMORTIZATION OF IMR	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	36,870	36,227	35,554	34,880	34,155	33,375	28,894
TOTAL INCOME	55,262	51,937	48,392	45,144	41,881	38,407	29,188
NET SURRENDERS AND MATURITIES	270,193	281,064	266,825	264,477	268,482	267,760	256,115
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	320,054	322,679	325,484	328,668	331,320	333,613	298,518
LESS: REINSURANCE BENEFITS	(14,428)	(14,269)	(14,370)	(14,300)	(14,281)	(14,596)	(14,711)
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	6,109	5,737	5,365	5,022	4,694	4,381	3,698
NET COMMISSIONS	1,171	1,128	1,089	1,054	1,017	981	733
NET TRANSFERS TO SEPARATE ACCOUNT	(577,187)	(591,274)	(580,327)	(581,882)	(588,318)	(590,084)	(546,439)
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(12,662)	(13,094)	(13,077)	(13,459)	(13,327)	(13,911)	(12,064)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	(6,750)	(8,029)	(9,010)	(10,420)	(10,412)	(11,855)	(14,150)
STATUTORY GAIN	62,012	59,966	57,402	55,563	52,293	50,263	43,339
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	62,012	59,966	57,402	55,563	52,293	50,263	43,339
FEDERAL INCOME TAX	21,076	20,451	19,630	19,051	17,960	17,294	24,250
AFTER-TAX PROFIT	40,936	39,515	37,772	36,512	34,333	32,969	19,089

INSURANCE INFORCE	20,127,323	18,933,895	17,809,725	16,738,150	15,730,828	14,766,447	12,603,841
ACCOUNT VALUE INFORCE	6,612,998	6,520,847	6,433,670	6,338,435	6,229,921	6,111,129	5,473,912
CASH VALUE INFORCE	6,613,071	6,520,895	6,433,712	6,338,481	6,229,964	6,111,132	5,473,932
SEPARATE ACCOUNT VALUE	6,263,646	6,184,568	6,110,465	6,028,696	5,933,509	5,828,591	5,230,199
GENERAL ACCOUNT LIABILITY	349,389	336,295	323,218	309,759	296,432	282,521	243,715
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	6,613,036	6,520,864	6,433,684	6,338,456	6,229,941	6,111,111	5,473,914
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	349,389	336,295	323,218	309,759	296,432	282,521	243,715
DAC PROXY TAX	8,962	7,427	6,112	4,979	4,001	3,150	2,354
POLICIES IN FORCE (UNSCALED)	46,349	42,727	39,284	36,222	33,366	30,657	25,569
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	1,215,559	1,222,513	1,228,620	1,234,043	1,238,726	1,242,855	1,246,122
PV AT 9.00% FEDERAL INCOME TAX	412,317	414,689	416,777	418,637	420,245	421,666	423,493
PV AT 9.00% AFTER-TAX PROFIT	803,242	807,824	811,843	815,407	818,481	821,190	822,628

PV AT 10.00% BOOK PROFIT	1,143,167	1,148,701	1,153,517	1,157,756	1,161,382	1,164,550	1,167,034
PV AT 10.00% FEDERAL INCOME TAX	388,466	390,353	392,000	393,454	394,699	395,789	397,179
PV AT 10.00% AFTER-TAX PROFIT	754,701	758,348	761,517	764,302	766,683	768,761	769,855

PV AT 11.00% BOOK PROFIT	1,078,248	1,082,662	1,086,469	1,089,788	1,092,603	1,095,040	1,096,933
PV AT 11.00% FEDERAL INCOME TAX	367,068	368,574	369,875	371,014	371,980	372,819	373,878
PV AT 11.00% AFTER-TAX PROFIT	711,180	714,089	716,593	718,775	720,622	722,221	723,055

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
EXISTING BUSINESS INPUT (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015
COLI
PREMIUMS		503,720	385,397	268,914	189,400	92,302	39,833	6,455	0
LESS: REINSURANCE PREMIUMS		(21,781)	(22,896)	(23,294)	(24,366)	(25,439)	(26,367)	(27,434)	(28,500)
NET INVESTMENT INCOME (Before Capital Gains)		6,717	6,027	5,405	4,834	4,209	3,779	3,548	3,524
AMORTIZATION OF IMR		0	3	5	8	10	12	13	13
LESS INVESTMENT EXPENSE		128	100	73	46	22	5	3	2
LESS INCOME LOST ON DEFAULTS		145	113	82	49	24	5	3	2
SEPARATE ACCOUNT AND ADMIN FEES		31,058	32,198	33,880	35,491	36,445	36,726	36,820	36,433
TOTAL INCOME		519,442	400,516	284,755	205,272	107,482	53,974	19,397	11,466
NET SURRENDERS AND MATURITIES		250,894	273,069	295,665	311,696	333,898	343,352	379,534	393,804
ANNUITY BENEFITS		0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0
DEATH BENEFITS		30,680	34,125	37,441	41,514	45,776	49,733	53,593	57,108
LESS: REINSURANCE BENEFITS		(16,232)	(17,517)	(18,230)	(19,339)	(20,505)	(21,477)	(22,370)	(23,009)
DIVIDENDS PAID		0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		105	0	0	0	0	0	0	0
MAINTENANCE EXPENSES		13,373	10,923	8,497	6,800	4,727	3,570	2,802	2,573
NET COMMISSIONS		21,528	18,299	14,125	11,707	10,006	9,489	9,187	8,557
NET TRANSFERS TO SEPARATE ACCOUNT		160,320	21,452	(113,835)	(209,778)	(328,817)	(393,126)	(464,461)	(487,251)
INCREASE IN LOADING		0	0	0	0	0	0	0	0
INCREASE IN RESERVES		(12,125)	(11,361)	(10,955)	(11,145)	(7,181)	(4,278)	78	(834)
COST OF FINANCING		0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		448,543	328,991	212,707	131,454	37,903	(12,737)	(41,636)	(49,052)
STATUTORY GAIN		70,900	71,525	72,048	73,818	69,579	66,711	61,033	60,518
CAPITAL GAINS		262	266	209	200	162	16	2	0
LESS IMR CAPITALIZATION		170	173	136	130	105	11	2	0
BOOK PROFIT		70,991	71,618	72,121	73,888	69,636	66,717	61,034	60,518
FEDERAL INCOME TAX		32,446	28,046	23,847	21,447	16,791	20,435	17,489	17,128
AFTER-TAX PROFIT		38,545	43,572	48,274	52,441	52,845	46,282	43,545	43,390

INSURANCE INFORCE	21,962,332	20,807,978	19,734,952	18,288,767	17,575,662	16,833,364	16,132,250	15,407,197	14,689,577
ACCOUNT VALUE INFORCE	5,221,871	5,308,088	5,726,435	6,034,843	6,266,207	6,390,762	6,457,740	6,455,180	6,428,786
CASH VALUE INFORCE	5,309,643	5,376,781	5,777,643	6,068,876	6,285,189	6,399,047	6,459,155	6,455,237	6,428,845
SEPARATE ACCOUNT VALUE	5,184,923	5,270,902	5,689,370	5,998,288	6,230,404	6,355,765	6,423,429	6,422,188	6,397,070
GENERAL ACCOUNT LIABILITY	84,852	72,728	61,367	50,411	39,266	32,085	27,806	27,885	27,050
INTEREST MAINTENANCE RESERVE	0	170	340	471	593	688	687	676	662
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	5,269,775	5,343,800	5,751,077	6,049,170	6,270,262	6,388,538	6,451,922	6,450,748	6,424,783
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	84,852	72,728	61,367	50,411	39,266	32,085	27,806	27,885	27,050
DAC PROXY TAX	0	36,441	60,404	72,942	77,635	73,813	65,483	54,430	42,862
POLICIES IN FORCE (UNSCALED)	22	21	20	19	18	17	16	15	14
FIRST YEAR COLLECTED PREMIUM	240,022	20,966	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	103,324	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		65,130	125,409	181,100	233,444	278,702	318,483	351,871	382,243
PV AT 9.00% FEDERAL INCOME TAX		29,767	53,373	71,787	86,981	97,894	110,079	119,646	128,242
PV AT 9.00% AFTER-TAX PROFIT		35,363	72,036	109,312	146,462	180,808	208,405	232,225	254,001

PV AT 10.00% BOOK PROFIT		64,538	123,726	177,912	228,378	271,616	309,276	340,596	368,828
PV AT 10.00% FEDERAL INCOME TAX		29,496	52,675	70,592	85,241	95,666	107,201	116,176	124,166
PV AT 10.00% AFTER-TAX PROFIT		35,041	71,051	107,320	143,137	175,950	202,075	224,420	244,662

PV AT 11.00% BOOK PROFIT		63,956	122,083	174,817	223,489	264,815	300,484	329,882	356,142
PV AT 11.00% FEDERAL INCOME TAX		29,231	51,994	69,431	83,558	93,523	104,448	112,872	120,304
PV AT 11.00% AFTER-TAX PROFIT		34,725	70,089	105,387	139,931	171,292	196,036	217,010	235,838

YEAR ENDING December 31,	2016	2017	2018	2019	2020	2021	2022	2023
COLI
PREMIUMS	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	(29,208)	(29,660)	(29,875)	(30,077)	(30,638)	(30,618)	(31,291)	(32,131)
NET INVESTMENT INCOME (Before Capital Gains)	3,503	3,353	3,150	2,919	2,692	2,500	2,255	1,973
AMORTIZATION OF IMR	14	15	16	16	17	18	19	20
LESS INVESTMENT EXPENSE	1	1	1	1	1	1	1	0
LESS INCOME LOST ON DEFAULTS	1	1	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	36,030	35,473	34,960	34,202	33,342	32,074	31,171	29,848
TOTAL INCOME	10,337	9,179	8,249	7,060	5,413	3,974	2,154	(291)
NET SURRENDERS AND MATURITIES	403,297	402,076	398,054	400,287	393,604	376,484	363,203	358,293
ANNUITY BENEFITS	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0
DEATH BENEFITS	60,579	63,975	67,352	70,934	74,885	78,802	83,848	90,110
LESS: REINSURANCE BENEFITS	(23,537)	(23,958)	(24,255)	(24,580)	(24,985)	(25,111)	(25,735)	(26,570)
DIVIDENDS PAID	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	2,479	2,388	2,296	2,210	2,126	2,036	1,956	1,874
NET COMMISSIONS	7,418	7,033	6,520	6,166	6,006	5,954	5,911	5,870
NET TRANSFERS TO SEPARATE ACCOUNT	(499,717)	(501,713)	(500,690)	(505,713)	(502,729)	(489,870)	(480,912)	(481,132)
INCREASE IN LOADING	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(2,614)	(3,581)	(3,823)	(3,720)	(3,379)	(4,026)	(4,511)	(7,072)
COST OF FINANCING	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	(52,096)	(53,781)	(54,546)	(54,416)	(54,472)	(55,731)	(56,241)	(58,628)
STATUTORY GAIN	62,433	62,960	62,795	61,475	59,885	59,705	58,395	58,337
CAPITAL GAINS	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0
BOOK PROFIT	62,433	62,960	62,795	61,475	59,885	59,705	58,395	58,337
FEDERAL INCOME TAX	17,808	18,007	18,638	19,377	19,699	20,258	20,179	20,338
AFTER-TAX PROFIT	44,625	44,953	44,157	42,098	40,186	39,446	38,216	37,999

INSURANCE INFORCE	13,997,736	13,356,422	12,769,769	12,225,773	11,716,179	11,289,254	10,917,379	10,498,645
ACCOUNT VALUE INFORCE	6,387,849	6,342,058	6,294,303	6,238,229	6,181,874	6,135,859	6,096,593	6,055,423
CASH VALUE INFORCE	6,387,911	6,342,132	6,294,365	6,238,289	6,181,933	6,135,916	6,096,651	6,055,481
SEPARATE ACCOUNT VALUE	6,357,388	6,312,821	6,266,274	6,211,431	6,156,286	6,111,435	6,073,311	6,033,279
GENERAL ACCOUNT LIABILITY	24,436	20,855	17,032	13,312	9,933	5,907	1,396	(5,677)
INTEREST MAINTENANCE RESERVE	648	633	618	602	585	567	548	528
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0
TOTAL LIABILITY	6,382,472	6,334,309	6,283,923	6,225,344	6,166,803	6,117,908	6,075,255	6,028,130
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0
TAX RESERVE	24,436	20,855	17,032	13,312	9,933	5,907	1,396	(5,677)
DAC PROXY TAX	31,324	19,827	10,297	4,202	616	(1,191)	(1,912)	(2,120)
POLICIES IN FORCE (UNSCALED)	14	13	12	11	11	10	10	9
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	410,988	437,583	461,919	483,775	503,308	521,175	537,206	551,900
PV AT 9.00% FEDERAL INCOME TAX	136,441	144,047	151,270	158,159	164,585	170,647	176,187	181,309
PV AT 9.00% AFTER-TAX PROFIT	274,547	293,536	310,649	325,616	338,724	350,528	361,020	370,590

PV AT 10.00% BOOK PROFIT	395,306	419,580	441,589	461,177	478,523	494,245	508,225	520,920
PV AT 10.00% FEDERAL INCOME TAX	131,719	138,661	145,193	151,368	157,074	162,408	167,239	171,665
PV AT 10.00% AFTER-TAX PROFIT	263,587	280,918	296,395	309,809	321,450	331,837	340,986	349,255

PV AT 11.00% BOOK PROFIT	380,549	402,722	422,646	440,218	455,639	469,490	481,695	492,680
PV AT 11.00% FEDERAL INCOME TAX	127,266	133,608	139,521	145,060	150,133	154,832	159,050	162,879
PV AT 11.00% AFTER-TAX PROFIT	253,283	269,114	283,125	295,158	305,507	314,658	322,645	329,800

MILLIMAN

EXISTING BUSINESS INPUT (000)

YEAR ENDING December 31,	2024	2025	2026	2027	2028	2029	2030
COLI
PREMIUMS	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	(31,785)	(32,455)	(33,340)	(34,143)	(34,838)	(35,280)	(35,794)
NET INVESTMENT INCOME (Before Capital Gains)	1,492	1,182	508	97	15	(11)	(35)
AMORTIZATION OF IMR	21	22	23	24	25	27	28
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	29,287	26,796	25,205	24,099	23,660	23,399	23,106
TOTAL INCOME	(986)	(4,455)	(7,604)	(9,923)	(11,138)	(11,865)	(12,695)
NET SURRENDERS AND MATURITIES	357,232	351,069	341,369	335,216	335,368	332,069	322,979
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	96,042	103,328	111,420	120,139	129,077	138,197	147,712
LESS: REINSURANCE BENEFITS	(26,822)	(27,740)	(28,823)	(29,936)	(30,892)	(31,605)	(32,372)
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	1,780	1,701	1,626	1,554	1,480	1,407	1,338
NET COMMISSIONS	5,826	5,778	5,731	5,683	5,626	5,560	5,486
NET TRANSFERS TO SEPARATE ACCOUNT	(483,214)	(483,743)	(480,879)	(482,218)	(490,051)	(494,955)	(494,609)
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(5,211)	(11,221)	(8,252)	(4,432)	(1,378)	(1,449)	(1,383)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	(54,369)	(60,828)	(57,807)	(53,993)	(50,770)	(50,777)	(50,848)
STATUTORY GAIN	53,383	56,373	50,202	44,070	39,632	38,912	38,153
CAPITAL GAINS	0	0	10	0	0	0	0
LESS IMR CAPITALIZATION	0	0	6	0	0	0	0
BOOK PROFIT	53,383	56,373	50,206	44,070	39,632	38,912	38,153
FEDERAL INCOME TAX	18,683	19,743	17,590	15,444	13,893	13,643	13,379
AFTER-TAX PROFIT	34,699	36,629	32,616	28,626	25,739	25,269	24,774

INSURANCE INFORCE	10,169,628	9,857,590	9,565,648	9,286,887	8,980,536	8,697,092	8,423,184
ACCOUNT VALUE INFORCE	6,009,489	5,962,045	5,915,603	5,865,276	5,803,249	5,731,561	5,654,898
CASH VALUE INFORCE	6,009,546	5,962,105	5,915,659	5,865,332	5,803,319	5,731,617	5,654,953
SEPARATE ACCOUNT VALUE	5,988,455	5,942,091	5,896,701	5,847,413	5,786,397	5,715,696	5,639,982
GENERAL ACCOUNT LIABILITY	(10,888)	(22,109)	(30,361)	(34,793)	(36,171)	(37,620)	(39,003)
INTEREST MAINTENANCE RESERVE	507	485	468	444	419	392	364
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	5,978,074	5,920,467	5,866,809	5,813,065	5,750,645	5,678,467	5,601,342
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	(10,888)	(22,109)	(30,361)	(34,793)	(36,171)	(37,620)	(39,003)
DAC PROXY TAX	(2,101)	(2,042)	(1,975)	(1,894)	(1,806)	(1,710)	(1,610)
POLICIES IN FORCE (UNSCALED)	8	8	7	7	6	6	6
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	564,235	576,186	585,950	593,813	600,301	606,145	611,402
PV AT 9.00% FEDERAL INCOME TAX	185,626	189,812	193,233	195,989	198,263	200,312	202,155
PV AT 9.00% AFTER-TAX PROFIT	378,608	386,374	392,717	397,825	402,038	405,833	409,247

PV AT 10.00% BOOK PROFIT	531,482	541,621	549,830	556,381	561,736	566,516	570,777
PV AT 10.00% FEDERAL INCOME TAX	175,361	178,913	181,789	184,084	185,962	187,638	189,132
PV AT 10.00% AFTER-TAX PROFIT	356,120	362,708	368,041	372,296	375,775	378,879	381,645

PV AT 11.00% BOOK PROFIT	501,735	510,350	517,262	522,728	527,157	531,074	534,534
PV AT 11.00% FEDERAL INCOME TAX	166,049	169,066	171,488	173,403	174,956	176,329	177,542
PV AT 11.00% AFTER-TAX PROFIT	335,686	341,284	345,775	349,325	352,201	354,745	356,992

YEAR ENDING December 31,	2031	2032	2033	2034	2035	2036	2037
COLI
PREMIUMS	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	(36,210)	(36,360)	(36,747)	(37,169)	(37,488)	(37,351)	(36,909)
NET INVESTMENT INCOME (Before Capital Gains)	(56)	(77)	(96)	(118)	(137)	(155)	(170)
AMORTIZATION OF IMR	29	31	32	34	36	38	39
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	22,797	22,463	22,094	21,692	21,266	20,809	20,145
TOTAL INCOME	(13,439)	(13,944)	(14,717)	(15,561)	(16,323)	(16,659)	(16,894)
NET SURRENDERS AND MATURITIES	311,657	303,570	296,947	287,106	274,434	263,869	768,892
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	157,855	168,099	178,913	189,677	200,491	211,025	219,548
LESS: REINSURANCE BENEFITS	(33,252)	(33,842)	(34,619)	(35,301)	(35,922)	(36,191)	(35,926)
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	1,271	1,201	1,137	1,073	1,010	948	880
NET COMMISSIONS	5,410	5,327	5,235	5,136	5,031	4,919	4,799
NET TRANSFERS TO SEPARATE ACCOUNT	(492,804)	(494,110)	(497,607)	(497,814)	(495,162)	(493,950)	(1,006,118)
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(1,384)	(1,049)	(1,250)	(981)	(752)	2	4,754
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	(51,246)	(50,804)	(51,245)	(51,105)	(50,870)	(49,379)	(43,172)
STATUTORY GAIN	37,807	36,860	36,528	35,544	34,546	32,719	26,277
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	37,807	36,860	36,528	35,544	34,546	32,719	26,277
FEDERAL INCOME TAX	13,263	12,936	12,820	12,474	12,124	11,486	9,226
AFTER-TAX PROFIT	24,544	23,925	23,707	23,070	22,423	21,233	17,051

INSURANCE INFORCE	8,150,261	7,885,077	7,626,652	7,368,167	7,113,912	6,854,297	5,911,263
ACCOUNT VALUE INFORCE	5,574,437	5,486,587	5,388,514	5,282,884	5,172,110	5,054,259	4,412,100
CASH VALUE INFORCE	5,574,491	5,486,640	5,388,566	5,282,933	5,172,165	5,054,306	4,412,152
SEPARATE ACCOUNT VALUE	5,560,431	5,473,469	5,376,260	5,271,464	5,161,497	5,044,413	4,403,024
GENERAL ACCOUNT LIABILITY	(40,387)	(41,436)	(42,686)	(43,668)	(44,419)	(44,417)	(39,663)
INTEREST MAINTENANCE RESERVE	335	304	271	237	201	164	124
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	5,520,379	5,432,337	5,333,845	5,228,033	5,117,279	5,000,159	4,363,485
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	(40,387)	(41,436)	(42,686)	(43,668)	(44,419)	(44,417)	(39,663)
DAC PROXY TAX	(1,493)	(1,363)	(1,229)	(1,099)	(971)	(836)	(712)
POLICIES IN FORCE (UNSCALED)	5	5	4	4	4	3	3
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	616,181	620,455	624,342	627,811	630,905	633,593	635,573
PV AT 9.00% FEDERAL INCOME TAX	203,832	205,332	206,696	207,913	208,999	209,943	210,638
PV AT 9.00% AFTER-TAX PROFIT	412,349	415,123	417,646	419,898	421,906	423,650	424,935

PV AT 10.00% BOOK PROFIT	574,616	578,018	581,083	583,794	586,189	588,252	589,758
PV AT 10.00% FEDERAL INCOME TAX	190,478	191,672	192,748	193,699	194,540	195,264	195,793
PV AT 10.00% AFTER-TAX PROFIT	384,137	386,345	388,335	390,094	391,649	392,988	393,965

PV AT 11.00% BOOK PROFIT	537,623	540,337	542,759	544,882	546,742	548,328	549,476
PV AT 11.00% FEDERAL INCOME TAX	178,626	179,578	180,428	181,174	181,826	182,383	182,786
PV AT 11.00% AFTER-TAX PROFIT	358,997	360,758	362,330	363,709	364,915	365,945	366,690

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
EXISTING BUSINESS INPUT (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015
BOLI
PREMIUMS		121,822	119,145	116,472	113,813	111,178	108,567	105,977	0
LESS: REINSURANCE PREMIUMS		(4,599)	(4,956)	(5,323)	(5,710)	(6,075)	(6,489)	(6,887)	(7,307)
NET INVESTMENT INCOME (Before Capital Gains)		102,973	100,936	100,789	100,820	101,258	100,655	101,125	101,136
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		2,644	2,430	2,214	1,844	1,491	1,138	946	735
LESS INCOME LOST ON DEFAULTS		2,977	2,736	2,493	1,960	1,585	1,282	1,065	782
SEPARATE ACCOUNT AND ADMIN FEES		5,807	5,942	6,245	6,543	6,850	7,201	7,526	7,722
TOTAL INCOME		220,383	215,901	213,475	211,663	210,135	207,514	205,729	100,033
NET SURRENDERS AND MATURITIES		112,223	112,905	114,942	116,922	118,259	117,026	118,916	130,489
ANNUITY BENEFITS		0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0
DEATH BENEFITS		54,177	46,517	46,886	50,474	39,561	34,230	53,676	65,662
LESS: REINSURANCE BENEFITS		(4,990)	(5,357)	(5,703)	(6,060)	(6,402)	(6,727)	(7,051)	(7,389)
DIVIDENDS PAID		0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES		3,284	3,227	3,170	3,113	3,056	3,001	2,947	1,858
NET COMMISSIONS		1,719	1,938	1,852	1,861	1,889	1,923	2,006	2,565
NET TRANSFERS TO SEPARATE ACCOUNT		26,313	34,802	30,341	22,645	29,538	33,048	9,444	(106,677)
INCREASE IN LOADING		0	0	0	0	0	0	0	0
INCREASE IN RESERVES		(6,373)	(6,270)	(6,296)	(6,153)	(5,000)	(3,394)	(2,935)	(13,188)
COST OF FINANCING		0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		186,354	187,762	185,192	182,803	180,901	179,107	177,003	73,319
STATUTORY GAIN		34,029	28,139	28,282	28,860	29,234	28,407	28,726	26,714
CAPITAL GAINS		0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0
BOOK PROFIT		34,029	28,139	28,282	28,860	29,234	28,407	28,726	26,714
FEDERAL INCOME TAX		12,773	10,239	9,759	9,439	9,048	11,154	10,904	7,198
AFTER-TAX PROFIT		21,256	17,899	18,523	19,422	20,186	17,254	17,822	19,516

INSURANCE INFORCE	18,169,260	17,704,146	17,267,603	16,841,985	16,425,731	13,299,984	12,977,285	12,662,746	12,328,764
ACCOUNT VALUE INFORCE	4,010,327	4,014,986	4,147,773	4,282,344	4,415,530	4,563,185	4,723,093	4,866,373	4,887,074
CASH VALUE INFORCE	4,014,283	4,018,540	4,151,122	4,285,487	4,418,468	4,565,923	4,725,678	4,868,798	4,889,329
SEPARATE ACCOUNT VALUE	2,266,736	2,277,117	2,415,705	2,556,108	2,694,993	2,847,197	3,010,069	3,155,825	3,189,239
GENERAL ACCOUNT LIABILITY	1,739,133	1,732,760	1,726,490	1,720,194	1,714,040	1,709,040	1,705,647	1,702,711	1,689,523
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	4,005,870	4,009,877	4,142,195	4,276,301	4,409,033	4,556,238	4,715,716	4,858,537	4,878,763
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	1,739,133	1,732,760	1,726,490	1,720,194	1,714,040	1,709,040	1,705,647	1,702,711	1,689,523
DAC PROXY TAX	0	8,940	16,744	23,430	29,020	33,536	36,996	39,423	33,275
POLICIES IN FORCE (UNSCALED)	14	13	13	13	12	12	11	11	10
FIRST YEAR COLLECTED PREMIUM	169,996	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	169,996	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		31,219	54,903	76,742	97,188	116,188	133,126	148,840	162,247
PV AT 9.00% FEDERAL INCOME TAX		11,718	20,336	27,872	34,559	40,440	47,090	53,055	56,667
PV AT 9.00% AFTER-TAX PROFIT		19,501	34,567	48,870	62,629	75,748	86,036	95,785	105,579

PV AT 10.00% BOOK PROFIT		30,935	54,191	75,440	95,151	113,304	129,339	144,080	156,542
PV AT 10.00% FEDERAL INCOME TAX		11,612	20,074	27,406	33,853	39,471	45,767	51,362	54,720
PV AT 10.00% AFTER-TAX PROFIT		19,324	34,117	48,033	61,299	73,832	83,571	92,717	101,821

PV AT 11.00% BOOK PROFIT		30,657	53,495	74,175	93,186	110,535	125,722	139,558	151,150
PV AT 11.00% FEDERAL INCOME TAX		11,507	19,818	26,953	33,171	38,541	44,504	49,756	52,879
PV AT 11.00% AFTER-TAX PROFIT		19,150	33,677	47,221	60,015	71,994	81,218	89,803	98,271

YEAR ENDING December 31,	2016	2017	2018	2019	2020	2021	2022	2023
BOLI
PREMIUMS	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	(7,689)	(8,043)	(8,414)	(8,804)	(9,206)	(9,525)	(9,982)	(10,352)
NET INVESTMENT INCOME (Before Capital Gains)	100,364	100,288	99,251	98,974	98,723	98,233	97,768	97,291
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	542	384	267	248	233	218	211	205
LESS INCOME LOST ON DEFAULTS	576	264	184	155	131	123	119	115
SEPARATE ACCOUNT AND ADMIN FEES	7,818	7,911	7,999	8,081	8,158	8,230	8,296	8,357
TOTAL INCOME	99,375	99,507	98,385	97,849	97,311	96,597	95,753	94,976
NET SURRENDERS AND MATURITIES	119,793	118,714	118,359	117,939	117,447	120,293	116,132	115,490
ANNUITY BENEFITS	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0
DEATH BENEFITS	65,056	69,115	74,274	79,000	84,140	89,119	94,346	100,080
LESS: REINSURANCE BENEFITS	(7,740)	(8,119)	(8,510)	(8,913)	(9,312)	(9,692)	(10,067)	(10,593)
DIVIDENDS PAID	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	1,823	1,795	1,767	1,738	1,710	1,679	1,648	1,619
NET COMMISSIONS	2,631	2,653	2,674	2,611	2,625	2,643	2,659	2,674
NET TRANSFERS TO SEPARATE ACCOUNT	(105,125)	(108,122)	(112,183)	(115,606)	(119,275)	(122,620)	(126,051)	(129,281)
INCREASE IN LOADING	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(2,952)	(2,565)	(3,028)	(3,784)	(4,711)	(8,973)	(6,824)	(8,728)
COST OF FINANCING	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	73,486	73,470	73,353	72,986	72,624	72,450	71,844	71,260
STATUTORY GAIN	25,888	26,037	25,033	24,862	24,687	24,147	23,909	23,716
CAPITAL GAINS	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0
BOOK PROFIT	25,888	26,037	25,033	24,862	24,687	24,147	23,909	23,716
FEDERAL INCOME TAX	6,908	6,961	6,774	7,040	7,297	7,421	7,639	7,872
AFTER-TAX PROFIT	18,980	19,076	18,258	17,822	17,390	16,726	16,270	15,844

INSURANCE INFORCE	12,027,409	11,732,233	11,441,197	11,153,863	10,869,730	10,583,057	10,304,700	10,027,372
ACCOUNT VALUE INFORCE	4,921,322	4,954,643	4,985,011	5,012,650	5,037,026	5,055,003	5,072,848	5,086,591
CASH VALUE INFORCE	4,923,403	4,956,540	4,986,719	5,014,161	5,038,332	5,056,102	5,073,734	5,087,259
SEPARATE ACCOUNT VALUE	3,225,898	3,261,201	3,293,986	3,324,797	3,353,291	3,379,696	3,403,828	3,425,789
GENERAL ACCOUNT LIABILITY	1,686,571	1,684,006	1,680,978	1,677,194	1,672,482	1,663,509	1,656,686	1,647,958
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0
TOTAL LIABILITY	4,912,469	4,945,206	4,974,964	5,001,991	5,025,773	5,043,205	5,060,514	5,073,746
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0
TAX RESERVE	1,686,571	1,684,006	1,680,978	1,677,194	1,672,482	1,663,509	1,656,686	1,647,958
DAC PROXY TAX	27,124	20,975	15,297	10,550	6,712	3,767	1,683	459
POLICIES IN FORCE (UNSCALED)	10	10	9	9	9	8	8	8
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	174,166	185,165	194,866	203,705	211,757	218,983	225,547	231,521
PV AT 9.00% FEDERAL INCOME TAX	59,848	62,788	65,413	67,917	70,297	72,517	74,615	76,597
PV AT 9.00% AFTER-TAX PROFIT	114,318	122,376	129,452	135,789	141,461	146,466	150,933	154,923

PV AT 10.00% BOOK PROFIT	167,521	177,559	186,333	194,255	201,406	207,765	213,488	218,650
PV AT 10.00% FEDERAL INCOME TAX	57,650	60,334	62,708	64,951	67,065	69,019	70,848	72,561
PV AT 10.00% AFTER-TAX PROFIT	109,871	117,226	123,625	129,304	134,341	138,746	142,640	146,089

PV AT 11.00% BOOK PROFIT	161,271	170,440	178,383	185,489	191,847	197,449	202,446	206,911
PV AT 11.00% FEDERAL INCOME TAX	55,580	58,031	60,180	62,193	64,072	65,793	67,390	68,872
PV AT 11.00% AFTER-TAX PROFIT	105,691	112,409	118,202	123,297	127,775	131,655	135,056	138,039

MILLIMAN

EXISTING BUSINESS INPUT (000)

YEAR ENDING December 31,	2024	2025	2026	2027	2028	2029	2030
BOLI
PREMIUMS	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	(10,762)	(11,155)	(11,467)	(11,757)	(12,023)	(12,304)	(12,544)
NET INVESTMENT INCOME (Before Capital Gains)	96,680	96,028	95,078	94,024	92,470	91,286	89,916
AMORTIZATION OF IMR	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	199	188	175	150	128	127	119
LESS INCOME LOST ON DEFAULTS	112	106	88	84	72	71	60
SEPARATE ACCOUNT AND ADMIN FEES	8,406	8,450	8,486	8,347	7,715	7,716	7,704
TOTAL INCOME	94,012	93,030	91,835	90,378	87,962	86,500	84,897
NET SURRENDERS AND MATURITIES	115,062	113,579	115,378	111,265	110,032	108,705	107,265
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	106,518	113,838	121,880	129,887	137,005	144,520	153,711
LESS: REINSURANCE BENEFITS	(11,099)	(11,665)	(12,171)	(12,581)	(12,898)	(13,144)	(13,154)
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	1,588	1,558	1,525	1,493	1,460	1,427	1,393
NET COMMISSIONS	2,685	2,694	2,701	2,705	2,706	2,704	2,699
NET TRANSFERS TO SEPARATE ACCOUNT	(133,127)	(137,434)	(142,409)	(147,457)	(151,852)	(156,734)	(163,997)
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(11,092)	(12,848)	(18,143)	(17,266)	(19,635)	(21,805)	(23,332)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	70,536	69,722	68,762	68,046	66,817	65,673	64,585
STATUTORY GAIN	23,476	23,308	23,073	22,332	21,145	20,827	20,312
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	23,476	23,308	23,073	22,332	21,145	20,827	20,312
FEDERAL INCOME TAX	8,079	8,167	8,089	7,831	7,415	7,300	7,112
AFTER-TAX PROFIT	15,396	15,140	14,984	14,501	13,731	13,527	13,200

INSURANCE INFORCE	9,752,015	9,483,931	9,213,996	8,950,150	8,689,889	8,427,713	8,162,898
ACCOUNT VALUE INFORCE	5,095,054	5,098,270	5,091,826	5,081,578	5,065,484	5,042,351	5,010,162
CASH VALUE INFORCE	5,095,503	5,098,495	5,091,826	5,081,578	5,065,484	5,042,351	5,010,162
SEPARATE ACCOUNT VALUE	3,444,847	3,460,391	3,471,566	3,478,265	3,481,470	3,479,852	3,470,771
GENERAL ACCOUNT LIABILITY	1,636,866	1,624,018	1,605,874	1,588,608	1,568,973	1,547,168	1,523,836
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	5,081,713	5,084,409	5,077,441	5,066,874	5,050,443	5,027,020	4,994,607
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	1,636,866	1,624,018	1,605,874	1,588,608	1,568,973	1,547,168	1,523,836
DAC PROXY TAX	67	94	132	174	214	245	254
POLICIES IN FORCE (UNSCALED)	8	7	7	7	6	6	6
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	236,945	241,886	246,374	250,359	253,820	256,948	259,747
PV AT 9.00% FEDERAL INCOME TAX	78,464	80,196	81,769	83,166	84,380	85,476	86,456
PV AT 9.00% AFTER-TAX PROFIT	158,481	161,691	164,605	167,193	169,440	171,472	173,290

PV AT 10.00% BOOK PROFIT	223,294	227,486	231,259	234,578	237,436	239,994	242,263
PV AT 10.00% FEDERAL INCOME TAX	74,159	75,628	76,951	78,115	79,117	80,014	80,808
PV AT 10.00% AFTER-TAX PROFIT	149,135	151,858	154,308	156,463	158,319	159,980	161,455

PV AT 11.00% BOOK PROFIT	210,894	214,456	217,632	220,402	222,765	224,862	226,704
PV AT 11.00% FEDERAL INCOME TAX	70,243	71,491	72,605	73,576	74,404	75,139	75,784
PV AT 11.00% AFTER-TAX PROFIT	140,651	142,965	145,028	146,826	148,361	149,722	150,919

YEAR ENDING December 31,	2031	2032	2033	2034	2035	2036	2037
BOLI
PREMIUMS	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	(12,805)	(13,068)	(13,297)	(13,466)	(13,560)	(13,579)	(13,500)
NET INVESTMENT INCOME (Before Capital Gains)	88,470	86,953	85,360	83,843	82,132	80,421	61,436
AMORTIZATION OF IMR	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	111	109	109	98	69	37	13
LESS INCOME LOST ON DEFAULTS	55	55	55	43	39	21	0
SEPARATE ACCOUNT AND ADMIN FEES	7,681	7,648	7,609	7,560	7,500	7,426	6,737
TOTAL INCOME	83,180	81,369	79,507	77,797	75,965	74,211	54,660
NET SURRENDERS AND MATURITIES	105,767	104,935	102,354	101,911	101,662	96,743	4,859,098
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	157,444	162,315	166,120	169,951	174,929	179,845	43,107
LESS: REINSURANCE BENEFITS	(13,043)	(12,910)	(12,745)	(12,527)	(12,236)	(11,862)	(10,509)
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	1,358	1,322	1,286	1,250	1,214	1,177	1,046
NET COMMISSIONS	2,688	2,675	2,657	2,635	2,609	2,579	2,379
NET TRANSFERS TO SEPARATE ACCOUNT	(166,327)	(169,974)	(172,734)	(175,739)	(180,165)	(184,670)	(3,471,341)
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(24,688)	(26,605)	(26,683)	(28,796)	(30,852)	(28,168)	(1,358,045)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	63,200	61,759	60,257	58,685	57,162	55,644	65,735
STATUTORY GAIN	19,980	19,610	19,250	19,112	18,803	18,567	(11,076)
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	19,980	19,610	19,250	19,112	18,803	18,567	(11,076)
FEDERAL INCOME TAX	6,985	6,845	6,710	6,654	6,540	6,453	(3,948)
AFTER-TAX PROFIT	12,995	12,765	12,540	12,458	12,263	12,115	(7,127)

INSURANCE INFORCE	7,898,964	7,647,285	7,390,380	7,134,252	6,879,841	6,627,444	0
ACCOUNT VALUE INFORCE	4,973,861	4,931,323	4,885,126	4,832,814	4,772,834	4,709,566	0
CASH VALUE INFORCE	4,973,861	4,931,323	4,885,126	4,832,814	4,772,834	4,709,566	0
SEPARATE ACCOUNT VALUE	3,458,940	3,442,866	3,423,274	3,399,740	3,370,617	3,335,563	0
GENERAL ACCOUNT LIABILITY	1,499,148	1,472,543	1,445,861	1,417,065	1,386,213	1,358,045	0
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	4,958,088	4,915,409	4,869,134	4,816,805	4,756,829	4,693,608	0
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	1,499,148	1,472,543	1,445,861	1,417,065	1,386,213	1,358,045	0
DAC PROXY TAX	232	180	102	2	(115)	(247)	(452)
POLICIES IN FORCE (UNSCALED)	6	5	5	5	5	4	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	262,272	264,546	266,594	268,460	270,144	271,669	270,834
PV AT 9.00% FEDERAL INCOME TAX	87,339	88,133	88,847	89,496	90,082	90,612	90,315
PV AT 9.00% AFTER-TAX PROFIT	174,933	176,413	177,747	178,963	180,062	181,057	180,520

PV AT 10.00% BOOK PROFIT	244,291	246,101	247,716	249,174	250,478	251,648	251,014
PV AT 10.00% FEDERAL INCOME TAX	81,517	82,149	82,712	83,220	83,673	84,080	83,854
PV AT 10.00% AFTER-TAX PROFIT	162,774	163,952	165,004	165,954	166,805	167,569	167,160

PV AT 11.00% BOOK PROFIT	228,336	229,780	231,056	232,198	233,210	234,110	233,627
PV AT 11.00% FEDERAL INCOME TAX	76,355	76,859	77,304	77,702	78,054	78,366	78,194
PV AT 11.00% AFTER-TAX PROFIT	151,981	152,921	153,752	154,497	155,157	155,744	155,433

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
EXISTING BUSINESS INPUT (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015
RP - PRIVATE SECTOR
PREMIUMS		1,199,789	1,125,311	1,048,164	973,561	907,547	841,030	772,966	719,732
LESS: REINSURANCE PREMIUMS		0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)		211,003	203,606	194,605	183,710	172,953	162,159	153,134	145,232
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		6,472	5,558	4,667	3,476	2,504	1,744	1,280	1,000
LESS INCOME LOST ON DEFAULTS		5,739	5,209	4,598	3,600	2,467	1,804	1,389	1,134
SEPARATE ACCOUNT AND ADMIN FEES		350,405	351,980	358,640	357,644	349,903	338,168	323,107	306,859
TOTAL INCOME		1,748,987	1,670,129	1,592,144	1,507,838	1,425,432	1,337,809	1,246,537	1,169,690
NET SURRENDERS AND MATURITIES		2,197,243	1,953,606	1,882,925	1,796,240	1,718,360	1,635,398	1,560,863	1,479,762
ANNUITY BENEFITS		0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0
DEATH BENEFITS		0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS		0	0	0	0	0	0	0	0
DIVIDENDS PAID		0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES		121,983	121,719	125,082	126,199	125,228	122,401	118,301	113,306
NET COMMISSIONS		159,908	158,405	163,458	165,559	165,780	163,861	159,572	153,955
NET TRANSFERS TO SEPARATE ACCOUNT		(828,175)	(540,233)	(557,040)	(558,419)	(556,977)	(552,864)	(544,305)	(533,955)
INCREASE IN LOADING		0	0	0	0	0	0	0	0
INCREASE IN RESERVES		(36,825)	(146,891)	(147,415)	(137,431)	(134,125)	(126,067)	(131,803)	(118,280)
COST OF FINANCING		0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		1,614,133	1,546,607	1,467,008	1,392,148	1,318,266	1,242,730	1,162,629	1,094,788
STATUTORY GAIN		134,854	123,523	125,136	115,691	107,166	95,079	83,908	74,902
CAPITAL GAINS		0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0
BOOK PROFIT		134,854	123,523	125,136	115,691	107,166	95,079	83,908	74,902
FEDERAL INCOME TAX		41,053	37,676	38,385	35,244	32,438	33,277	29,368	26,216
AFTER-TAX PROFIT		93,801	85,847	86,751	80,446	74,728	61,801	54,540	48,686

INSURANCE INFORCE	10,402,772	9,318,245	9,039,480	8,733,074	8,423,719	8,106,741	7,788,681	7,459,509	7,139,992
ACCOUNT VALUE INFORCE	10,402,772	9,318,245	9,039,480	8,733,073	8,423,717	8,106,739	7,788,680	7,459,508	7,139,992
CASH VALUE INFORCE	10,375,993	9,305,387	9,032,263	8,729,608	8,422,113	8,105,978	7,788,363	7,459,408	7,139,973
SEPARATE ACCOUNT VALUE	6,684,953	5,637,251	5,505,377	5,346,387	5,174,462	4,991,609	4,799,616	4,602,247	4,401,010
GENERAL ACCOUNT LIABILITY	3,717,819	3,680,994	3,534,103	3,386,687	3,249,257	3,115,132	2,989,065	2,857,263	2,738,983
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	21,924,933	21,503,307	23,019,531	24,121,450	24,675,727	24,717,289	24,316,449	23,597,732	22,647,921
TOTAL LIABILITY	32,327,704	30,821,552	32,059,011	32,854,524	33,099,445	32,824,029	32,105,130	31,057,241	29,787,913
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	3,717,819	3,680,994	3,534,103	3,386,687	3,249,257	3,115,132	2,989,065	2,857,263	2,738,983
DAC PROXY TAX	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	13,280	11,384	9,663	8,159	6,902	5,852	5,055	4,389	3,817
FIRST YEAR COLLECTED PREMIUM	204,071	16,171	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		123,719	227,686	324,314	406,272	475,922	532,615	578,515	616,106
PV AT 9.00% FEDERAL INCOME TAX		37,663	69,374	99,015	123,983	145,065	164,907	180,973	194,129
PV AT 9.00% AFTER-TAX PROFIT		86,056	158,312	225,299	282,289	330,857	367,707	397,543	421,977

PV AT 10.00% BOOK PROFIT		122,594	224,679	318,696	397,714	464,256	517,925	560,983	595,926
PV AT 10.00% FEDERAL INCOME TAX		37,321	68,458	97,297	121,370	141,511	160,295	175,366	187,596
PV AT 10.00% AFTER-TAX PROFIT		85,273	156,222	221,398	276,344	322,745	357,630	385,618	408,330

PV AT 11.00% BOOK PROFIT		121,490	221,744	313,242	389,451	453,049	503,882	544,297	576,799
PV AT 11.00% FEDERAL INCOME TAX		36,985	67,563	95,630	118,847	138,097	155,889	170,034	181,410
PV AT 11.00% AFTER-TAX PROFIT		84,505	154,181	217,612	270,604	314,952	347,993	374,263	395,389

PREMIUM TAX		0	0	0	0	0	0	0	0

YEAR ENDING December 31,	2016	2017	2018	2019	2020	2021	2022	2023
RP - PRIVATE SECTOR
PREMIUMS	674,014	631,321	591,450	554,166	519,296	486,682	456,174	427,629
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	138,478	131,832	125,040	120,273	115,906	111,738	107,797	103,969
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	729	456	257	209	173	138	108	92
LESS INCOME LOST ON DEFAULTS	901	235	144	106	88	70	60	50
SEPARATE ACCOUNT AND ADMIN FEES	289,238	270,870	252,352	233,743	215,937	198,846	182,521	167,129
TOTAL INCOME	1,100,100	1,033,332	968,441	907,867	850,877	797,058	746,324	698,585
NET SURRENDERS AND MATURITIES	1,402,670	1,332,277	1,266,217	1,203,027	1,142,409	1,084,271	1,028,576	975,263
ANNUITY BENEFITS	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	107,724	101,811	95,783	89,666	83,594	77,662	71,941	66,477
NET COMMISSIONS	147,177	139,338	131,137	122,682	114,195	105,839	97,734	89,964
NET TRANSFERS TO SEPARATE ACCOUNT	(519,445)	(503,148)	(485,613)	(467,216)	(448,195)	(428,890)	(409,549)	(390,345)
INCREASE IN LOADING	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(104,189)	(96,059)	(91,342)	(86,396)	(82,360)	(78,878)	(75,843)	(73,047)
COST OF FINANCING	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	1,033,936	974,218	916,182	861,764	809,643	760,005	712,857	668,312
STATUTORY GAIN	66,164	59,114	52,259	46,103	41,234	37,054	33,467	30,273
CAPITAL GAINS	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0
BOOK PROFIT	66,164	59,114	52,259	46,103	41,234	37,054	33,467	30,273
FEDERAL INCOME TAX	23,157	20,690	18,291	16,136	14,432	12,969	11,713	10,595
AFTER-TAX PROFIT	43,007	38,424	33,968	29,967	26,802	24,085	21,753	19,677

INSURANCE INFORCE	6,834,856	6,539,748	6,252,586	5,974,737	5,706,309	5,447,377	5,197,903	4,957,957
ACCOUNT VALUE INFORCE	6,834,855	6,539,747	6,252,586	5,974,737	5,706,309	5,447,377	5,197,903	4,957,957
CASH VALUE INFORCE	6,834,856	6,539,748	6,252,586	5,974,737	5,706,309	5,447,377	5,197,903	4,957,957
SEPARATE ACCOUNT VALUE	4,200,062	4,001,013	3,805,194	3,613,741	3,427,673	3,247,619	3,073,988	2,907,089
GENERAL ACCOUNT LIABILITY	2,634,793	2,538,735	2,447,392	2,360,997	2,278,636	2,199,758	2,123,915	2,050,868
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	21,527,602	20,325,867	19,045,794	17,728,182	16,408,132	15,111,984	13,858,854	12,661,942
TOTAL LIABILITY	28,362,458	26,865,615	25,298,381	23,702,919	22,114,441	20,559,362	19,056,757	17,619,899
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0
TAX RESERVE	2,634,793	2,538,735	2,447,392	2,360,997	2,278,636	2,199,758	2,123,915	2,050,868
DAC PROXY TAX	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	3,324	2,898	2,530	2,209	1,933	1,691	1,480	1,298
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	646,570	671,540	691,792	708,184	721,633	732,721	741,909	749,534
PV AT 9.00% FEDERAL INCOME TAX	204,792	213,531	220,620	226,356	231,064	234,945	238,160	240,829
PV AT 9.00% AFTER-TAX PROFIT	441,778	458,009	471,173	481,827	490,569	497,777	503,749	508,705

PV AT 10.00% BOOK PROFIT	623,986	646,777	665,093	679,783	691,727	701,484	709,496	716,084
PV AT 10.00% FEDERAL INCOME TAX	197,417	205,393	211,804	216,946	221,126	224,541	227,345	229,651
PV AT 10.00% AFTER-TAX PROFIT	426,569	441,383	453,289	462,837	470,601	476,943	482,151	486,433

PV AT 11.00% BOOK PROFIT	602,664	623,483	640,064	653,242	663,860	672,457	679,451	685,151
PV AT 11.00% FEDERAL INCOME TAX	190,462	197,749	203,552	208,165	211,881	214,890	217,338	219,333
PV AT 11.00% AFTER-TAX PROFIT	412,202	425,734	436,512	445,078	451,979	457,567	462,114	465,819

PREMIUM TAX	0	0	0	0	0	0	0	0

MILLIMAN

EXISTING BUSINESS INPUT (000)

YEAR ENDING December 31,	2024	2025	2026	2027	2028	2029	2030
RP - PRIVATE SECTOR
PREMIUMS	400,920	375,926	352,533	330,637	302,314	274,691	247,643
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	100,450	96,921	93,389	90,071	86,933	83,867	80,903
AMORTIZATION OF IMR	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	76	49	31	16	6	5	5
LESS INCOME LOST ON DEFAULTS	49	35	19	4	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	152,736	139,248	126,719	115,119	104,380	94,522	85,444
TOTAL INCOME	653,981	612,011	572,591	535,807	493,620	453,075	413,985
NET SURRENDERS AND MATURITIES	924,315	875,713	829,414	785,370	742,451	699,958	657,951
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	61,302	56,434	51,881	47,643	43,682	39,993	36,567
NET COMMISSIONS	82,585	75,632	69,123	63,062	57,419	52,171	47,303
NET TRANSFERS TO SEPARATE ACCOUNT	(371,429)	(352,919)	(334,916)	(317,487)	(306,690)	(295,724)	(284,714)
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(70,285)	(67,771)	(65,302)	(62,825)	(61,604)	(59,979)	(58,265)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	626,487	587,089	550,201	515,764	475,259	436,418	398,841
STATUTORY GAIN	27,494	24,921	22,390	20,043	18,361	16,658	15,143
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	27,494	24,921	22,390	20,043	18,361	16,658	15,143
FEDERAL INCOME TAX	9,623	8,723	7,837	7,015	6,426	5,830	5,300
AFTER-TAX PROFIT	17,871	16,199	14,554	13,028	11,935	10,827	9,843

INSURANCE INFORCE	4,727,685	4,506,957	4,295,708	4,093,874	3,893,733	3,695,837	3,500,323
ACCOUNT VALUE INFORCE	4,727,685	4,506,957	4,295,708	4,093,874	3,893,733	3,695,837	3,500,323
CASH VALUE INFORCE	4,727,685	4,506,957	4,295,708	4,093,874	3,893,733	3,695,837	3,500,323
SEPARATE ACCOUNT VALUE	2,747,103	2,594,145	2,448,198	2,309,189	2,170,652	2,032,736	1,895,487
GENERAL ACCOUNT LIABILITY	1,980,583	1,912,812	1,847,510	1,784,685	1,723,081	1,663,102	1,604,836
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	11,529,897	10,467,920	9,478,479	8,561,983	7,717,312	6,942,191	6,233,625
TOTAL LIABILITY	16,257,583	14,974,877	13,774,186	12,655,857	11,611,045	10,638,029	9,733,948
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	1,980,583	1,912,812	1,847,510	1,784,685	1,723,081	1,663,102	1,604,836
DAC PROXY TAX	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	1,139	1,000	879	775	683	603	532
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	755,887	761,170	765,525	769,101	772,107	774,609	776,695
PV AT 9.00% FEDERAL INCOME TAX	243,053	244,902	246,426	247,678	248,730	249,605	250,336
PV AT 9.00% AFTER-TAX PROFIT	512,834	516,268	519,099	521,424	523,377	525,003	526,360

PV AT 10.00% BOOK PROFIT	721,524	726,006	729,667	732,646	735,128	737,174	738,865
PV AT 10.00% FEDERAL INCOME TAX	231,555	233,124	234,405	235,448	236,316	237,032	237,624
PV AT 10.00% AFTER-TAX PROFIT	489,969	492,882	495,262	497,199	498,811	500,141	501,241

PV AT 11.00% BOOK PROFIT	689,815	693,624	696,707	699,193	701,244	702,921	704,295
PV AT 11.00% FEDERAL INCOME TAX	220,965	222,298	223,377	224,247	224,965	225,552	226,033
PV AT 11.00% AFTER-TAX PROFIT	468,850	471,326	473,329	474,945	476,279	477,369	478,262

PREMIUM TAX	0	0	0	0	0	0	0

YEAR ENDING December 31,	2031	2032	2033	2034	2035	2036	2037
RP - PRIVATE SECTOR
PREMIUMS	221,712	197,764	176,080	156,595	139,213	123,903	108,281
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	82,177	96,208	72,592	69,982	67,451	65,005	61,904
AMORTIZATION OF IMR	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	4	4	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	77,099	69,422	62,389	55,946	50,085	44,773	39,684
TOTAL INCOME	380,985	363,390	311,061	282,524	256,750	233,680	209,869
NET SURRENDERS AND MATURITIES	616,529	575,932	536,498	498,536	462,284	427,933	387,751
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	33,392	30,460	27,760	25,282	23,013	20,942	18,894
NET COMMISSIONS	42,798	38,642	34,820	31,319	28,123	25,213	22,425
NET TRANSFERS TO SEPARATE ACCOUNT	(273,195)	(260,408)	(246,327)	(231,414)	(216,090)	(200,664)	(181,368)
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(56,484)	(54,747)	(53,137)	(51,592)	(50,014)	(48,311)	(45,495)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	363,040	329,878	299,614	272,131	247,315	225,113	202,206
STATUTORY GAIN	17,945	33,512	11,447	10,393	9,434	8,567	7,663
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	17,945	33,512	11,447	10,393	9,434	8,567	7,663
FEDERAL INCOME TAX	6,281	11,729	4,007	3,638	3,302	2,998	8,128
AFTER-TAX PROFIT	11,664	21,783	7,441	6,756	6,132	5,569	(465)

INSURANCE INFORCE	3,307,807	3,119,663	2,937,328	2,761,940	2,594,388	2,435,393	2,241,159
ACCOUNT VALUE INFORCE	3,307,807	3,119,663	2,937,328	2,761,940	2,594,388	2,435,393	2,241,159
CASH VALUE INFORCE	3,307,807	3,119,663	2,937,328	2,761,940	2,594,388	2,435,393	2,241,159
SEPARATE ACCOUNT VALUE	1,759,455	1,626,058	1,496,859	1,373,063	1,255,524	1,144,840	1,011,661
GENERAL ACCOUNT LIABILITY	1,548,353	1,493,606	1,440,469	1,388,877	1,338,863	1,290,553	1,229,497
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	5,588,094	5,001,777	4,470,684	3,990,807	3,558,164	3,168,886	2,819,266
TOTAL LIABILITY	8,895,901	8,121,440	7,408,012	6,752,747	6,152,552	5,604,279	5,060,424
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	1,548,353	1,493,606	1,440,469	1,388,877	1,338,863	1,290,553	1,229,497
DAC PROXY TAX	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	471	417	370	329	292	261	216
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	778,964	782,850	784,068	785,082	785,927	786,631	787,208
PV AT 9.00% FEDERAL INCOME TAX	251,129	252,490	252,916	253,271	253,567	253,813	254,426
PV AT 9.00% AFTER-TAX PROFIT	527,834	530,360	531,152	531,811	532,360	532,818	532,783

PV AT 10.00% BOOK PROFIT	740,687	743,780	744,740	745,533	746,187	746,727	747,167
PV AT 10.00% FEDERAL INCOME TAX	238,262	239,345	239,681	239,958	240,187	240,376	240,842
PV AT 10.00% AFTER-TAX PROFIT	502,425	504,435	505,060	505,575	506,000	506,351	506,325

PV AT 11.00% BOOK PROFIT	705,761	708,228	708,987	709,608	710,115	710,531	710,865
PV AT 11.00% FEDERAL INCOME TAX	226,546	227,410	227,675	227,893	228,070	228,216	228,571
PV AT 11.00% AFTER-TAX PROFIT	479,215	480,818	481,311	481,715	482,045	482,315	482,295

PREMIUM TAX	0	0	0	0	0	0	0

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
EXISTING BUSINESS INPUT (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015
RP - PUBLIC SECTOR
PREMIUMS		1,507,615	1,468,047	1,427,189	1,383,915	1,341,762	1,297,964	1,251,551	1,201,885
LESS: REINSURANCE PREMIUMS		0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)		460,839	456,143	452,278	447,180	441,473	435,228	427,468	422,408
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		14,808	12,870	11,404	9,822	8,337	6,745	5,362	4,166
LESS INCOME LOST ON DEFAULTS		13,338	12,237	11,415	9,831	9,180	7,089	5,367	4,170
SEPARATE ACCOUNT AND ADMIN FEES		139,647	144,178	153,608	162,714	171,021	177,496	183,084	187,757
TOTAL INCOME		2,079,954	2,043,261	2,010,256	1,974,157	1,936,739	1,896,853	1,851,375	1,803,715
NET SURRENDERS AND MATURITIES		1,369,316	1,413,100	1,549,452	1,653,452	1,754,364	1,855,204	1,951,771	2,042,847
ANNUITY BENEFITS		0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0
DEATH BENEFITS		0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS		0	0	0	0	0	0	0	0
DIVIDENDS PAID		0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES		153,801	159,668	170,935	181,422	191,279	200,446	208,851	216,439
NET COMMISSIONS		0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT		173,845	141,084	(1,219)	(124,928)	(249,303)	(369,282)	(489,877)	(607,242)
INCREASE IN LOADING		0	0	0	0	0	0	0	0
INCREASE IN RESERVES		283,741	237,439	180,659	153,047	132,854	110,563	94,246	71,200
COST OF FINANCING		0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		1,980,703	1,951,292	1,899,827	1,862,993	1,829,194	1,796,932	1,764,992	1,723,244
STATUTORY GAIN		99,252	91,968	110,429	111,163	107,545	99,921	86,383	80,471
CAPITAL GAINS		0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0
BOOK PROFIT		99,252	91,968	110,429	111,163	107,545	99,921	86,383	80,471
FEDERAL INCOME TAX		25,687	22,728	28,340	27,817	25,835	34,972	30,234	28,165
AFTER-TAX PROFIT		73,565	69,241	82,089	83,347	81,710	64,949	56,149	52,306

INSURANCE INFORCE	17,072,721	17,290,909	18,416,104	19,410,352	20,314,837	21,131,251	21,857,652	22,493,901	23,030,656
ACCOUNT VALUE INFORCE	17,072,721	17,290,909	18,416,104	19,410,352	20,314,837	21,131,251	21,857,652	22,493,901	23,030,656
CASH VALUE INFORCE	17,072,721	17,290,909	18,416,104	19,410,352	20,314,837	21,131,251	21,857,652	22,493,901	23,030,656
SEPARATE ACCOUNT VALUE	9,106,737	9,041,184	9,928,940	10,742,528	11,493,966	12,177,526	12,793,364	13,335,368	13,800,923
GENERAL ACCOUNT LIABILITY	7,965,984	8,249,725	8,487,165	8,667,824	8,820,871	8,953,725	9,064,288	9,158,533	9,229,733
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	31,178,176	31,582,285	34,460,908	37,175,552	39,769,534	42,231,564	44,544,752	46,691,599	48,658,206
TOTAL LIABILITY	48,250,897	48,873,194	52,877,012	56,585,903	60,084,371	63,362,815	66,402,404	69,185,501	71,688,862
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	7,965,984	8,249,725	8,487,165	8,667,824	8,820,871	8,953,725	9,064,288	9,158,533	9,229,733
DAC PROXY TAX	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	7,093	7,060	7,026	6,992	6,959	6,925	6,892	6,859	6,826
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		91,056	168,464	253,736	332,487	402,384	461,963	509,218	549,604
PV AT 9.00% FEDERAL INCOME TAX		23,566	42,695	64,579	84,285	101,076	121,929	138,468	152,603
PV AT 9.00% AFTER-TAX PROFIT		67,491	125,769	189,157	248,202	301,308	340,035	370,750	397,001

PV AT 10.00% BOOK PROFIT		90,229	166,235	249,202	325,129	391,905	448,308	492,636	530,177
PV AT 10.00% FEDERAL INCOME TAX		23,352	42,135	63,427	82,426	98,468	118,209	133,723	146,863
PV AT 10.00% AFTER-TAX PROFIT		66,877	124,101	185,775	242,702	293,438	330,100	358,913	383,314

PV AT 11.00% BOOK PROFIT		89,416	164,059	244,804	318,031	381,853	435,275	476,883	511,801
PV AT 11.00% FEDERAL INCOME TAX		23,141	41,587	62,310	80,633	95,965	114,663	129,225	141,447
PV AT 11.00% AFTER-TAX PROFIT		66,275	122,472	182,494	237,397	285,889	320,613	347,657	370,355

YEAR ENDING December 31,	2016	2017	2018	2019	2020	2021	2022	2023
RP - PUBLIC SECTOR
PREMIUMS	1,152,137	1,102,400	1,055,263	1,004,579	952,484	901,291	851,893	803,550
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	415,060	406,603	401,686	398,901	395,229	389,922	383,595	376,419
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	2,835	1,817	1,370	1,151	963	721	589	468
LESS INCOME LOST ON DEFAULTS	2,838	1,637	1,234	979	819	541	412	328
SEPARATE ACCOUNT AND ADMIN FEES	191,506	194,349	196,248	197,194	197,196	196,288	194,506	191,883
TOTAL INCOME	1,753,030	1,699,898	1,650,594	1,598,544	1,543,127	1,486,239	1,428,992	1,371,057
NET SURRENDERS AND MATURITIES	2,131,583	2,219,694	2,302,239	2,380,070	2,449,933	2,508,664	2,559,881	2,603,101
ANNUITY BENEFITS	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	223,163	228,963	233,781	237,547	240,213	241,783	242,259	241,631
NET COMMISSIONS	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	(720,430)	(828,844)	(935,041)	(1,034,736)	(1,128,235)	(1,211,110)	(1,287,736)	(1,354,364)
INCREASE IN LOADING	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	47,458	18,130	(6,342)	(36,630)	(66,767)	(96,423)	(124,050)	(153,283)
COST OF FINANCING	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	1,681,774	1,637,943	1,594,637	1,546,252	1,495,144	1,442,914	1,390,353	1,337,084
STATUTORY GAIN	71,256	61,955	55,957	52,292	47,983	43,325	38,639	33,973
CAPITAL GAINS	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0
BOOK PROFIT	71,256	61,955	55,957	52,292	47,983	43,325	38,639	33,973
FEDERAL INCOME TAX	24,940	21,684	19,585	18,302	16,794	15,164	13,524	11,891
AFTER-TAX PROFIT	46,316	40,271	36,372	33,990	31,189	28,162	25,116	22,082

INSURANCE INFORCE	23,465,367	23,791,010	24,008,196	24,110,980	24,099,021	23,976,871	23,746,382	23,409,647
ACCOUNT VALUE INFORCE	23,465,367	23,791,010	24,008,196	24,110,980	24,099,021	23,976,871	23,746,382	23,409,647
CASH VALUE INFORCE	23,465,367	23,791,010	24,008,196	24,110,980	24,099,021	23,976,871	23,746,382	23,409,647
SEPARATE ACCOUNT VALUE	14,188,176	14,495,689	14,719,216	14,858,631	14,913,439	14,887,711	14,781,273	14,597,820
GENERAL ACCOUNT LIABILITY	9,277,191	9,295,321	9,288,979	9,252,349	9,185,582	9,089,160	8,965,109	8,811,826
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	50,428,689	51,984,359	53,313,257	54,396,657	55,223,251	55,793,440	56,099,850	56,138,832
TOTAL LIABILITY	73,894,056	75,775,369	77,321,452	78,507,637	79,322,272	79,770,310	79,846,232	79,548,479
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0
TAX RESERVE	9,277,191	9,295,321	9,288,979	9,252,349	9,185,582	9,089,160	8,965,109	8,811,826
DAC PROXY TAX	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	6,793	6,761	6,728	6,696	6,664	6,632	6,600	6,569
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	582,412	608,582	630,267	648,859	664,510	677,475	688,083	696,639
PV AT 9.00% FEDERAL INCOME TAX	164,086	173,245	180,835	187,342	192,820	197,358	201,070	204,065
PV AT 9.00% AFTER-TAX PROFIT	418,326	435,337	449,432	461,517	471,690	480,117	487,012	492,574

PV AT 10.00% BOOK PROFIT	560,396	584,283	603,895	620,557	634,456	645,865	655,115	662,508
PV AT 10.00% FEDERAL INCOME TAX	157,439	165,800	172,664	178,496	183,360	187,353	190,591	193,179
PV AT 10.00% AFTER-TAX PROFIT	402,957	418,483	431,231	442,061	451,096	458,511	464,524	469,330

PV AT 11.00% BOOK PROFIT	539,657	561,476	579,230	594,178	606,534	616,585	624,661	631,058
PV AT 11.00% FEDERAL INCOME TAX	151,196	158,833	165,047	170,278	174,603	178,121	180,947	183,186
PV AT 11.00% AFTER-TAX PROFIT	388,461	402,643	414,184	423,899	431,931	438,464	443,713	447,871

MILLIMAN

EXISTING BUSINESS INPUT (000)

YEAR ENDING December 31,	2024	2025	2026	2027	2028	2029	2030
RP - PUBLIC SECTOR
PREMIUMS	754,378	705,987	658,976	613,973	570,580	529,017	489,503
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	368,260	359,812	349,359	338,380	326,662	313,986	300,516
AMORTIZATION OF IMR	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	365	283	206	161	119	91	75
LESS INCOME LOST ON DEFAULTS	237	155	103	65	42	27	15
SEPARATE ACCOUNT AND ADMIN FEES	188,470	184,315	179,479	174,019	168,020	161,598	154,832
TOTAL INCOME	1,310,506	1,249,676	1,187,505	1,126,146	1,065,101	1,004,484	944,760
NET SURRENDERS AND MATURITIES	2,637,288	2,657,459	2,667,129	2,666,096	2,653,794	2,616,055	2,576,754
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	239,869	237,003	233,078	228,128	222,197	215,427	207,920
NET COMMISSIONS	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	(1,414,097)	(1,461,586)	(1,499,253)	(1,527,204)	(1,541,669)	(1,536,308)	(1,528,560)
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(182,336)	(209,538)	(235,169)	(258,671)	(284,675)	(303,110)	(320,945)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	1,280,724	1,223,337	1,165,786	1,108,350	1,049,647	992,064	935,169
STATUTORY GAIN	29,782	26,339	21,718	17,796	15,455	12,420	9,592
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	29,782	26,339	21,718	17,796	15,455	12,420	9,592
FEDERAL INCOME TAX	10,424	9,218	7,601	6,229	5,409	4,347	3,357
AFTER-TAX PROFIT	19,358	17,120	14,117	11,567	10,045	8,073	6,234

INSURANCE INFORCE	22,967,564	22,428,330	21,797,865	21,082,871	20,289,719	19,442,206	18,540,360
ACCOUNT VALUE INFORCE	22,967,564	22,428,330	21,797,865	21,082,871	20,289,719	19,442,206	18,540,360
CASH VALUE INFORCE	22,967,564	22,428,330	21,797,865	21,082,871	20,289,719	19,442,206	18,540,360
SEPARATE ACCOUNT VALUE	14,338,073	14,008,377	13,613,081	13,156,757	12,648,280	12,103,877	11,522,976
GENERAL ACCOUNT LIABILITY	8,629,491	8,419,953	8,184,784	7,926,113	7,641,439	7,338,329	7,017,384
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	55,901,981	55,398,940	54,633,730	53,612,257	52,344,373	50,881,901	49,216,767
TOTAL LIABILITY	78,869,545	77,827,269	76,431,595	74,695,127	72,634,092	70,324,107	67,757,127
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	8,629,491	8,419,953	8,184,784	7,926,113	7,641,439	7,338,329	7,017,384
DAC PROXY TAX	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	6,537	6,506	6,475	6,444	6,413	6,383	6,352
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	703,521	709,105	713,329	716,504	719,034	720,899	722,221
PV AT 9.00% FEDERAL INCOME TAX	206,474	208,428	209,907	211,018	211,904	212,556	213,019
PV AT 9.00% AFTER-TAX PROFIT	497,047	500,677	503,422	505,486	507,131	508,343	509,202

PV AT 10.00% BOOK PROFIT	668,400	673,138	676,689	679,334	681,422	682,948	684,019
PV AT 10.00% FEDERAL INCOME TAX	195,241	196,899	198,142	199,068	199,799	200,333	200,707
PV AT 10.00% AFTER-TAX PROFIT	473,160	476,239	478,547	480,266	481,624	482,616	483,312

PV AT 11.00% BOOK PROFIT	636,110	640,135	643,125	645,332	647,059	648,310	649,179
PV AT 11.00% FEDERAL INCOME TAX	184,955	186,363	187,410	188,182	188,787	189,225	189,529
PV AT 11.00% AFTER-TAX PROFIT	451,155	453,772	455,715	457,150	458,272	459,085	459,651

YEAR ENDING December 31,	2031	2032	2033	2034	2035	2036	2037
RP - PUBLIC SECTOR
PREMIUMS	451,762	415,799	382,067	380,554	379,047	377,548	376,057
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	286,621	272,378	257,393	243,282	230,213	218,467	208,163
AMORTIZATION OF IMR	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	67	64	53	50	27	2	0
LESS INCOME LOST ON DEFAULTS	13	13	11	10	8	0	0
SEPARATE ACCOUNT AND ADMIN FEES	147,753	140,440	132,965	126,447	120,416	114,833	109,663
TOTAL INCOME	886,056	828,540	772,362	750,222	729,642	710,846	693,882
NET SURRENDERS AND MATURITIES	2,527,797	2,468,448	2,397,679	2,253,594	2,116,088	1,990,694	1,876,162
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	199,690	190,818	181,406	172,256	163,785	155,937	148,657
NET COMMISSIONS	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	(1,512,167)	(1,486,834)	(1,452,744)	(1,356,161)	(1,263,262)	(1,177,547)	(1,098,501)
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	(336,241)	(349,229)	(356,783)	(322,540)	(288,422)	(260,091)	(234,096)
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	879,079	823,202	769,558	747,149	728,189	708,993	692,222
STATUTORY GAIN	6,977	5,337	2,804	3,073	1,452	1,853	1,660
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	6,977	5,337	2,804	3,073	1,452	1,853	1,660
FEDERAL INCOME TAX	2,442	1,868	981	1,075	508	649	581
AFTER-TAX PROFIT	4,535	3,469	1,823	1,997	944	1,205	1,079

INSURANCE INFORCE	17,592,562	16,607,766	15,598,420	14,669,281	13,820,390	13,042,320	12,329,326
ACCOUNT VALUE INFORCE	17,592,562	16,607,766	15,598,420	14,669,281	13,820,390	13,042,320	12,329,326
CASH VALUE INFORCE	17,592,562	16,607,766	15,598,420	14,669,281	13,820,390	13,042,320	12,329,326
SEPARATE ACCOUNT VALUE	10,911,418	10,275,852	9,623,288	9,016,689	8,456,220	7,938,241	7,459,343
GENERAL ACCOUNT LIABILITY	6,681,144	6,331,914	5,975,132	5,652,592	5,364,170	5,104,079	4,869,983
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	47,363,786	45,342,492	43,178,649	41,147,205	39,255,051	37,491,405	35,846,450
TOTAL LIABILITY	64,956,348	61,950,258	58,777,069	55,816,486	53,075,441	50,533,725	48,175,776
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	6,681,144	6,331,914	5,975,132	5,652,592	5,364,170	5,104,079	4,869,983
DAC PROXY TAX	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	6,322	6,292	6,262	6,232	6,202	6,172	6,143
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	723,103	723,722	724,020	724,320	724,450	724,602	724,727
PV AT 9.00% FEDERAL INCOME TAX	213,328	213,544	213,649	213,754	213,799	213,852	213,896
PV AT 9.00% AFTER-TAX PROFIT	509,775	510,178	510,371	510,566	510,651	510,750	510,831

PV AT 10.00% BOOK PROFIT	684,728	685,220	685,456	685,690	685,791	685,908	686,003
PV AT 10.00% FEDERAL INCOME TAX	200,955	201,128	201,210	201,292	201,327	201,368	201,402
PV AT 10.00% AFTER-TAX PROFIT	483,772	484,093	484,245	484,398	484,463	484,539	484,601

PV AT 11.00% BOOK PROFIT	649,750	650,142	650,328	650,512	650,590	650,680	650,752
PV AT 11.00% FEDERAL INCOME TAX	189,728	189,866	189,931	189,995	190,023	190,054	190,080
PV AT 11.00% AFTER-TAX PROFIT	460,021	460,276	460,397	460,517	460,567	460,626	460,673

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
EXISTING BUSINESS INPUT (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015
MTN
PREMIUMS		0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS		0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)		225,555	159,390	88,624	34,583	18,055	979	611	439
AMORTIZATION OF IMR		8,202	17,975	21,715	17,414	11,647	6,368	2,961	2,209
LESS INVESTMENT EXPENSE		6,887	5,237	2,899	1,111	636	39	21	16
LESS INCOME LOST ON DEFAULTS		17,298	13,661	7,802	3,347	2,310	144	50	17
SEPARATE ACCOUNT AND ADMIN FEES		0	0	0	0	0	0	0	0
TOTAL INCOME		209,572	158,467	99,638	47,539	26,756	7,164	3,501	2,615
NET SURRENDERS AND MATURITIES		1,438,276	1,551,519	1,153,031	276,184	457,503	0	0	0
ANNUITY BENEFITS		0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0
DEATH BENEFITS		0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS		0	0	0	0	0	0	0	0
DIVIDENDS PAID		0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES		2,021	1,274	714	279	77	0	0	0
NET COMMISSIONS		0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT		0	0	0	0	0	0	0	0
INCREASE IN LOADING		0	0	0	0	0	0	0	0
INCREASE IN RESERVES		(1,278,456)	(1,457,102)	(1,100,204)	(254,918)	(451,727)	0	0	0
COST OF FINANCING		0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		161,841	95,691	53,542	21,545	5,854	0	0	0
STATUTORY GAIN		47,731	62,776	46,096	25,994	20,902	7,164	3,501	2,615
CAPITAL GAINS		23,436	37,270	23,634	184	9,875	0	19	57
LESS IMR CAPITALIZATION		23,436	37,270	23,634	184	9,875	0	19	57
BOOK PROFIT		47,731	62,776	46,096	25,994	20,902	7,164	3,501	2,615
FEDERAL INCOME TAX		22,038	28,725	16,805	3,068	6,696	279	196	162
AFTER-TAX PROFIT		25,694	34,051	29,291	22,927	14,206	6,886	3,305	2,453

INSURANCE INFORCE	4,542,407	3,263,950	1,806,848	706,644	451,727	0	0	0	0
ACCOUNT VALUE INFORCE	4,542,407	3,263,950	1,806,848	706,644	451,727	0	0	0	0
CASH VALUE INFORCE	4,542,407	3,263,950	1,806,848	706,644	451,727	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	4,542,407	3,263,950	1,806,848	706,644	451,727	0	0	0	0
INTEREST MAINTENANCE RESERVE	0	15,233	34,528	36,447	19,217	17,446	11,078	8,136	5,985
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	4,542,407	3,279,183	1,841,376	743,091	470,944	17,446	11,078	8,136	5,985
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	4,542,407	3,263,950	1,806,848	706,644	451,727	0	0	0	0
DAC PROXY TAX	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	21	16	9	5	3	0	0	0	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		43,790	96,627	132,222	150,637	164,222	168,493	170,408	171,721
PV AT 9.00% FEDERAL INCOME TAX		20,218	44,395	57,372	59,545	63,897	64,063	64,170	64,251
PV AT 9.00% AFTER-TAX PROFIT		23,572	52,232	74,850	91,092	100,325	104,431	106,239	107,470

PV AT 10.00% BOOK PROFIT		43,392	95,273	129,906	147,660	160,638	164,682	166,479	167,699
PV AT 10.00% FEDERAL INCOME TAX		20,034	43,774	56,400	58,495	62,652	62,810	62,910	62,986
PV AT 10.00% AFTER-TAX PROFIT		23,358	51,499	73,506	89,165	97,986	101,873	103,569	104,713

PV AT 11.00% BOOK PROFIT		43,001	93,952	127,656	144,780	157,184	161,014	162,700	163,835
PV AT 11.00% FEDERAL INCOME TAX		19,854	43,167	55,455	57,476	61,449	61,598	61,693	61,763
PV AT 11.00% AFTER-TAX PROFIT		23,148	50,784	72,201	87,304	95,735	99,416	101,008	102,072

YEAR ENDING December 31,	2016	2017	2018	2019	2020	2021	2022	2023
MTN
PREMIUMS	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	321	229	161	127	95	71	54	38
AMORTIZATION OF IMR	1,859	836	773	675	428	422	346	320
LESS INVESTMENT EXPENSE	11	7	5	4	3	2	2	1
LESS INCOME LOST ON DEFAULTS	9	5	3	3	2	1	1	1
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0
TOTAL INCOME	2,160	1,053	925	795	518	489	397	356
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0	0
ANNUITY BENEFITS	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	0	0	0	0	0	0	0	0
NET COMMISSIONS	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	0	0	0	0	0	0	0
STATUTORY GAIN	2,160	1,053	925	795	518	489	397	356
CAPITAL GAINS	20	58	29	24	24	15	15	11
LESS IMR CAPITALIZATION	20	58	29	24	24	15	15	11
BOOK PROFIT	2,160	1,053	925	795	518	489	397	356
FEDERAL INCOME TAX	112	96	63	50	40	29	23	17
AFTER-TAX PROFIT	2,047	957	861	745	478	460	374	339

INSURANCE INFORCE	0	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	0	0	0	0	0	0	0	0
INTEREST MAINTENANCE RESERVE	4,145	3,367	2,624	1,973	1,568	1,162	831	522
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0
TOTAL LIABILITY	4,145	3,367	2,624	1,973	1,568	1,162	831	522
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0
TAX RESERVE	0	0	0	0	0	0	0	0
DAC PROXY TAX	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	0	0	0	0	0	0	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	172,715	173,160	173,518	173,801	173,970	174,116	174,225	174,315
PV AT 9.00% FEDERAL INCOME TAX	64,303	64,343	64,368	64,386	64,399	64,407	64,414	64,418
PV AT 9.00% AFTER-TAX PROFIT	108,412	108,816	109,150	109,415	109,571	109,709	109,811	109,897

PV AT 10.00% BOOK PROFIT	168,615	169,020	169,345	169,598	169,748	169,877	169,972	170,049
PV AT 10.00% FEDERAL INCOME TAX	63,033	63,070	63,092	63,109	63,120	63,128	63,133	63,137
PV AT 10.00% AFTER-TAX PROFIT	105,581	105,950	106,252	106,489	106,628	106,749	106,839	106,912

PV AT 11.00% BOOK PROFIT	164,679	165,050	165,343	165,571	165,704	165,818	165,900	165,967
PV AT 11.00% FEDERAL INCOME TAX	61,807	61,841	61,861	61,875	61,885	61,892	61,897	61,900
PV AT 11.00% AFTER-TAX PROFIT	102,872	103,209	103,483	103,695	103,819	103,925	104,004	104,067

MILLIMAN

EXISTING BUSINESS INPUT (000)

YEAR ENDING December 31,	2024	2025	2026	2027	2028	2029	2030
MTN
PREMIUMS	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	25	15	11	10	8	7	10
AMORTIZATION OF IMR	145	40	36	35	(7)	(54)	(52)
LESS INVESTMENT EXPENSE	1	1	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0
TOTAL INCOME	169	55	46	44	1	(47)	(42)
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	0	0	0	0	0	0	0
NET COMMISSIONS	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	0	0	0	0	0	0
STATUTORY GAIN	169	55	46	44	1	(47)	(42)
CAPITAL GAINS	11	4	1	1	1	0	0
LESS IMR CAPITALIZATION	11	4	1	1	1	0	0
BOOK PROFIT	169	55	46	44	1	(47)	(42)
FEDERAL INCOME TAX	12	7	4	4	3	2	3
AFTER-TAX PROFIT	157	48	42	41	(2)	(49)	(46)

INSURANCE INFORCE	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	0	0	0	0	0	0	0
INTEREST MAINTENANCE RESERVE	388	352	317	283	291	345	397
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	388	352	317	283	291	345	397
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	0	0	0	0	0	0	0
DAC PROXY TAX	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	0	0	0	0	0	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	174,354	174,365	174,375	174,382	174,383	174,376	174,370
PV AT 9.00% FEDERAL INCOME TAX	64,421	64,422	64,423	64,424	64,424	64,424	64,425
PV AT 9.00% AFTER-TAX PROFIT	109,933	109,943	109,952	109,959	109,958	109,951	109,945

PV AT 10.00% BOOK PROFIT	170,083	170,093	170,100	170,107	170,107	170,101	170,096
PV AT 10.00% FEDERAL INCOME TAX	63,139	63,140	63,141	63,142	63,142	63,142	63,143
PV AT 10.00% AFTER-TAX PROFIT	106,943	106,952	106,959	106,965	106,965	106,959	106,954

PV AT 11.00% BOOK PROFIT	165,996	166,005	166,011	166,016	166,017	166,012	166,008
PV AT 11.00% FEDERAL INCOME TAX	61,902	61,903	61,904	61,904	61,904	61,905	61,905
PV AT 11.00% AFTER-TAX PROFIT	104,094	104,101	104,107	104,112	104,112	104,107	104,103

YEAR ENDING December 31,	2031	2032	2033	2034	2035	2036	2037
MTN
PREMIUMS	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	12	15	17	18	16	14	13
AMORTIZATION OF IMR	(54)	(42)	(15)	40	50	44	38
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0
TOTAL INCOME	(42)	(28)	2	57	66	58	50
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0
ANNUITY BENEFITS	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	0	0	0	0	0	0	0
NET COMMISSIONS	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0
INCREASE IN RESERVES	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	0	0	0	0	0	0
STATUTORY GAIN	(42)	(28)	2	57	66	58	50
CAPITAL GAINS	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0
BOOK PROFIT	(42)	(28)	2	57	66	58	50
FEDERAL INCOME TAX	4	5	6	6	6	5	4
AFTER-TAX PROFIT	(46)	(33)	(4)	51	60	53	46

INSURANCE INFORCE	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	0	0	0	0	0	0	0
INTEREST MAINTENANCE RESERVE	450	492	507	467	417	373	336
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0
TOTAL LIABILITY	450	492	507	467	417	373	336
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0
TAX RESERVE	0	0	0	0	0	0	0
DAC PROXY TAX	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	0	0	0	0	0	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	174,364	174,361	174,361	174,367	174,373	174,378	174,381
PV AT 9.00% FEDERAL INCOME TAX	64,425	64,426	64,427	64,427	64,428	64,428	64,429
PV AT 9.00% AFTER-TAX PROFIT	109,939	109,935	109,935	109,940	109,945	109,949	109,953

PV AT 10.00% BOOK PROFIT	170,092	170,090	170,090	170,094	170,099	170,102	170,105
PV AT 10.00% FEDERAL INCOME TAX	63,143	63,144	63,144	63,145	63,145	63,145	63,145
PV AT 10.00% AFTER-TAX PROFIT	106,949	106,946	106,946	106,950	106,954	106,957	106,960

PV AT 11.00% BOOK PROFIT	166,005	166,003	166,003	166,006	166,010	166,012	166,015
PV AT 11.00% FEDERAL INCOME TAX	61,905	61,906	61,906	61,907	61,907	61,907	61,907
PV AT 11.00% AFTER-TAX PROFIT	104,099	104,097	104,097	104,100	104,103	104,105	104,107

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
Ten Years OF NEW BUSINESS (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
TOTAL FUTURE BUSINESS
PREMIUMS		8,580,442	11,062,967	13,334,045	15,685,295	17,898,064	19,680,646	21,579,624	23,568,303	25,722,220	28,044,504
LESS: REINSURANCE PREMIUMS		(1,540)	(5,610)	(10,660)	(16,539)	(23,407)	(31,165)	(39,682)	(49,038)	(59,036)	(69,708)
NET INVESTMENT INCOME (Before Capital Gains)		30,165	112,260	206,367	311,150	435,339	549,169	643,758	752,825	879,419	1,016,349
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS		0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES		103,550	305,943	556,882	852,769	1,181,168	1,526,159	1,883,518	2,253,569	2,635,948	3,027,329
TOTAL INCOME		8,712,617	11,475,559	14,086,635	16,832,674	19,491,163	21,724,808	24,067,218	26,525,660	29,178,550	32,018,475
NET SURRENDERS AND MATURITIES		136,687	564,395	1,179,464	1,937,582	3,121,781	5,837,127	7,668,307	8,992,436	11,076,991	13,145,179
ANNUITY BENEFITS		13,345	46,263	83,061	123,933	169,081	214,025	260,184	309,735	363,015	420,807
MISCELLANEOUS BENEFITS		18,392	55,599	100,944	153,694	211,854	271,626	332,234	393,951	456,793	519,936
DEATH BENEFITS		92,462	276,687	507,718	788,717	1,113,173	1,462,303	1,833,485	2,228,094	2,644,736	3,076,955
LESS: REINSURANCE BENEFITS		(1,225)	(3,135)	(5,746)	(8,987)	(12,862)	(17,389)	(22,585)	(28,406)	(34,777)	(41,713)
DIVIDENDS PAID		0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		193,758	243,848	293,204	339,831	385,448	418,762	454,612	493,570	535,908	581,926
MAINTENANCE EXPENSES		24,070	54,111	86,482	124,203	167,393	213,965	264,157	317,756	376,161	439,069
NET COMMISSIONS		493,183	651,464	808,376	963,411	1,131,939	1,272,910	1,421,690	1,578,781	1,746,758	1,925,634
NET TRANSFERS TO SEPARATE ACCOUNT		6,521,493	7,851,653	9,329,996	10,176,451	10,546,721	10,180,816	9,878,631	9,545,924	9,064,514	8,584,301
INCREASE IN LOADING		(10,080)	(7,580)	(11,371)	(14,794)	(16,687)	(18,271)	(20,208)	(21,505)	(22,730)	(24,202)
INCREASE IN RESERVES		1,521,408	2,018,563	1,951,602	2,418,389	2,763,821	1,856,237	1,843,739	2,439,134	2,556,569	2,817,094
COST OF FINANCING		0	549	1,470	2,752	4,456	6,584	9,112	12,004	15,204	18,700
TOTAL DISBURSEMENTS		9,003,495	11,752,418	14,325,200	17,005,183	19,586,118	21,698,696	23,923,357	26,261,474	28,779,141	31,463,685
STATUTORY GAIN		(290,878)	(276,859)	(238,566)	(172,509)	(94,955)	26,113	143,860	264,186	399,409	554,790
CAPITAL GAINS		0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0	0	0
BOOK PROFIT		(290,878)	(276,859)	(238,566)	(172,509)	(94,955)	26,113	143,860	264,186	399,409	554,790
FEDERAL INCOME TAX		(91,489)	(104,557)	(96,334)	(72,292)	(47,971)	42,573	88,345	134,339	183,227	235,166
AFTER-TAX PROFIT		(199,389)	(172,302)	(142,232)	(100,217)	(46,984)	(16,461)	55,515	129,847	216,181	319,625

INSURANCE INFORCE		43,515,168	90,822,793	142,735,423	201,281,768	264,106,040	327,668,687	393,364,932	462,231,252	534,123,719	609,739,258
ACCOUNT VALUE INFORCE		8,264,097	18,749,040	31,107,218	45,308,630	60,822,096	75,687,480	90,887,652	107,030,257	123,534,831	140,588,895
CASH VALUE INFORCE		7,717,632	17,593,584	29,283,684	42,804,772	57,687,980	71,962,870	86,605,989	102,229,392	118,232,167	134,771,024
SEPARATE ACCOUNT VALUE		6,720,802	15,175,706	25,617,046	37,508,675	50,450,101	63,746,041	77,493,262	91,692,852	106,228,439	121,123,728
GENERAL ACCOUNT LIABILITY		1,594,670	3,735,975	5,858,501	8,504,042	11,551,678	13,744,926	15,974,310	18,840,061	21,862,747	25,184,407
INTEREST MAINTENANCE RESERVE		0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE		0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE		0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY		0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY		673,209	2,384,375	4,951,983	8,485,306	13,105,792	18,586,626	24,898,476	32,024,189	39,957,051	48,694,877
TOTAL LIABILITY		8,988,681	21,296,056	36,427,531	54,498,023	75,107,571	96,077,592	118,366,048	142,557,102	168,048,237	195,003,012
RESERVE FINANCING BALANCE		73,262	196,005	366,930	594,082	877,896	1,214,907	1,600,552	2,027,169	2,493,287	2,997,853
TAX RESERVE		1,535,471	3,632,217	5,715,275	8,317,746	11,322,718	13,474,489	15,660,890	18,480,902	21,454,228	24,722,366
DAC PROXY TAX		84,508	201,575	347,499	513,689	694,783	882,929	1,075,021	1,265,253	1,452,819	1,636,042
POLICIES IN FORCE (UNSCALED)		162,274	342,918	545,832	773,117	1,016,465	1,263,134	1,517,042	1,780,533	2,053,245	2,337,039
FIRST YEAR COLLECTED PREMIUM		9,248,754	12,262,362	14,497,243	16,861,327	19,201,406	20,852,164	22,637,072	24,577,753	26,687,964	28,982,689
ANNUALIZED PREMIUM ISSUED		9,380,195	12,251,533	14,481,902	16,844,456	19,177,076	20,816,993	22,598,262	24,534,930	26,640,714	28,930,557
GROSS DEFERRED PREMIUM		21,475	43,998	67,990	95,204	124,314	154,250	185,287	217,710	251,802	287,902
NET DEFERRED PREMIUM		31,554	61,657	97,021	139,028	184,825	233,031	284,277	338,205	395,027	455,328

PV AT 9.00% BOOK PROFIT		(266,860)	(499,887)	(684,103)	(806,313)	(868,028)	(852,457)	(773,761)	(641,175)	(457,276)	(222,927)
PV AT 9.00% FEDERAL INCOME TAX		(83,935)	(171,938)	(246,326)	(297,539)	(328,717)	(303,332)	(255,004)	(187,584)	(103,221)	(3,885)
PV AT 9.00% AFTER-TAX PROFIT		(182,925)	(327,949)	(437,778)	(508,774)	(539,310)	(549,125)	(518,757)	(453,591)	(354,055)	(219,042)

PV AT 10.00% BOOK PROFIT		(264,434)	(493,243)	(672,481)	(790,307)	(849,267)	(834,527)	(760,704)	(637,459)	(468,071)	(254,175)
PV AT 10.00% FEDERAL INCOME TAX		(83,172)	(169,582)	(241,959)	(291,336)	(321,122)	(297,091)	(251,756)	(189,086)	(111,379)	(20,713)
PV AT 10.00% AFTER-TAX PROFIT		(181,263)	(323,661)	(430,522)	(498,971)	(528,145)	(537,436)	(508,948)	(448,374)	(356,692)	(233,462)

PV AT 11.00% BOOK PROFIT		(262,052)	(486,757)	(661,194)	(774,831)	(831,182)	(817,222)	(747,930)	(633,293)	(477,154)	(281,765)
PV AT 11.00% FEDERAL INCOME TAX		(82,422)	(167,283)	(237,722)	(285,343)	(313,811)	(291,050)	(248,498)	(190,204)	(118,576)	(35,755)
PV AT 11.00% AFTER-TAX PROFIT		(179,630)	(319,474)	(423,473)	(489,488)	(517,371)	(526,172)	(499,432)	(443,088)	(358,578)	(246,011)

YEAR ENDING December 31,	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
TOTAL FUTURE BUSINESS
PREMIUMS	4,685,867	4,035,934	3,671,373	3,351,658	3,080,260	2,830,034	2,602,273	2,443,508	2,297,676	2,159,737
LESS: REINSURANCE PREMIUMS	(79,587)	(82,912)	(85,535)	(87,594)	(89,098)	(90,182)	(90,784)	(90,786)	(90,143)	(89,295)
NET INVESTMENT INCOME (Before Capital Gains)	1,089,865	1,049,570	983,592	894,955	784,396	727,928	733,952	732,842	725,715	714,052
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	3,094,057	2,919,144	2,713,855	2,483,907	2,242,341	2,024,996	1,823,167	1,633,258	1,459,942	1,317,663
TOTAL INCOME	8,790,202	7,921,736	7,283,286	6,642,926	6,017,899	5,492,776	5,068,607	4,718,822	4,393,191	4,102,158
NET SURRENDERS AND MATURITIES	14,751,415	15,599,600	16,169,149	16,614,538	16,053,672	11,655,896	10,943,377	10,316,954	9,171,702	7,980,984
ANNUITY BENEFITS	442,607	412,789	379,632	343,954	306,478	279,204	256,953	234,631	212,107	188,137
MISCELLANEOUS BENEFITS	526,467	484,688	439,165	390,712	341,817	299,305	260,958	225,450	193,341	167,990
DEATH BENEFITS	3,248,398	3,196,927	3,110,680	2,983,122	2,824,619	2,669,585	2,514,845	2,356,476	2,201,322	2,075,202
LESS: REINSURANCE BENEFITS	(47,437)	(52,048)	(55,925)	(59,113)	(61,743)	(63,937)	(65,695)	(67,064)	(68,193)	(69,140)
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	21,960	777	611	496	396	310	236	172	117	68
MAINTENANCE EXPENSES	429,120	416,488	409,786	399,851	387,809	375,381	362,785	350,332	337,358	324,716
NET COMMISSIONS	619,074	528,470	539,871	508,575	452,984	408,920	371,083	338,107	307,324	276,734
NET TRANSFERS TO SEPARATE ACCOUNT	(11,911,832)	(12,991,688)	(13,494,949)	(13,806,479)	(13,023,406)	(11,798,768)	(11,034,053)	(10,366,729)	(9,129,387)	(7,870,839)
INCREASE IN LOADING	9,218	(2,999)	5,036	9,900	11,893	12,789	14,156	13,956	13,586	13,619
INCREASE IN RESERVES	(917,410)	(1,306,898)	(1,809,473)	(2,287,036)	(2,784,618)	209,819	36,246	(64,006)	(160,032)	(197,730)
COST OF FINANCING	22,484	24,917	26,637	27,743	28,230	28,105	27,420	26,297	24,892	23,239
TOTAL DISBURSEMENTS	7,194,065	6,311,024	5,720,219	5,126,263	4,538,131	4,076,610	3,688,311	3,364,577	3,104,137	2,912,981
STATUTORY GAIN	1,596,137	1,610,713	1,563,067	1,516,663	1,479,768	1,416,166	1,380,296	1,354,245	1,289,054	1,189,177
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	1,596,137	1,610,713	1,563,067	1,516,663	1,479,768	1,416,166	1,380,296	1,354,245	1,289,054	1,189,177
FEDERAL INCOME TAX	531,644	524,592	499,946	482,228	472,058	454,260	447,872	448,515	436,057	411,581
AFTER-TAX PROFIT	1,064,493	1,086,121	1,063,121	1,034,435	1,007,710	961,905	932,424	905,730	852,996	777,595

INSURANCE INFORCE	563,414,198	518,467,691	475,504,470	434,048,796	394,916,206	361,980,630	331,417,194	302,869,325	276,538,295	252,240,927
ACCOUNT VALUE INFORCE	133,442,728	124,666,437	114,785,391	103,941,158	93,176,790	86,435,226	80,129,186	74,246,132	69,324,426	65,445,182
CASH VALUE INFORCE	128,834,458	121,185,783	112,284,844	102,266,146	92,007,405	85,661,334	79,652,597	73,927,235	69,086,394	65,276,136
SEPARATE ACCOUNT VALUE	115,793,766	109,164,918	101,754,969	93,704,543	86,084,008	79,371,033	73,125,117	67,262,989	62,376,440	58,548,965
GENERAL ACCOUNT LIABILITY	24,591,403	23,513,800	21,851,776	19,629,691	16,828,438	16,946,977	16,833,485	16,582,169	16,201,672	15,758,362
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	53,627,103	57,300,365	59,781,602	61,212,599	61,802,738	61,792,715	61,285,883	60,415,238	59,248,908	57,964,780
TOTAL LIABILITY	194,012,271	189,979,082	183,388,347	174,546,833	164,715,184	158,110,725	151,244,485	144,260,396	137,827,021	132,272,107
RESERVE FINANCING BALANCE	3,322,258	3,551,553	3,699,003	3,763,953	3,747,318	3,656,038	3,506,300	3,318,990	3,098,526	2,852,946
TAX RESERVE	24,245,935	23,227,558	21,596,180	19,391,599	16,599,097	16,723,467	16,616,801	16,374,666	16,007,068	15,578,411
DAC PROXY TAX	1,583,825	1,478,191	1,347,773	1,202,309	1,051,190	901,182	758,810	633,756	531,101	455,654
POLICIES IN FORCE (UNSCALED)	2,140,151	1,948,574	1,764,125	1,585,617	1,420,287	1,275,916	1,143,138	1,020,179	911,276	816,224
FIRST YEAR COLLECTED PREMIUM	925,145	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	466,411	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	266,941	246,407	228,273	212,582	198,584	186,049	174,962	165,119	156,312	148,341
NET DEFERRED PREMIUM	425,149	407,614	384,445	358,853	332,962	307,639	282,395	258,597	236,204	214,614

PV AT 9.00% BOOK PROFIT	395,629	968,293	1,478,133	1,931,989	2,338,241	2,694,931	3,013,880	3,300,971	3,551,679	3,763,865
PV AT 9.00% FEDERAL INCOME TAX	202,145	388,656	551,727	696,032	825,630	940,045	1,043,536	1,138,618	1,223,427	1,296,866
PV AT 9.00% AFTER-TAX PROFIT	193,484	579,638	926,405	1,235,956	1,512,611	1,754,886	1,970,344	2,162,353	2,328,252	2,466,999

PV AT 10.00% BOOK PROFIT	305,261	818,484	1,271,249	1,670,633	2,024,878	2,333,077	2,606,161	2,849,734	3,060,505	3,237,268
PV AT 10.00% FEDERAL INCOME TAX	165,625	332,776	477,593	604,579	717,586	816,446	905,055	985,724	1,057,023	1,118,202
PV AT 10.00% AFTER-TAX PROFIT	139,636	485,707	793,656	1,066,055	1,307,293	1,516,631	1,701,106	1,864,010	2,003,482	2,119,066

PV AT 11.00% BOOK PROFIT	224,662	685,070	1,087,582	1,439,440	1,748,718	2,015,371	2,249,514	2,456,473	2,633,947	2,781,445
PV AT 11.00% FEDERAL INCOME TAX	132,927	282,877	411,620	523,495	622,157	707,690	783,664	852,207	912,243	963,293
PV AT 11.00% AFTER-TAX PROFIT	91,735	402,193	675,962	915,945	1,126,561	1,307,680	1,465,850	1,604,265	1,721,704	1,818,152

MILLIMAN

Ten Years OF NEW BUSINESS (000)

YEAR ENDING December 31,	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037
TOTAL FUTURE BUSINESS
PREMIUMS	2,031,977	1,930,059	1,835,402	1,748,415	1,668,792	1,602,744	1,548,118	1,504,087	1,466,685	1,425,342
LESS: REINSURANCE PREMIUMS	(87,997)	(86,510)	(84,762)	(82,803)	(80,852)	(78,918)	(76,838)	(74,964)	(74,368)	(73,801)
NET INVESTMENT INCOME (Before Capital Gains)	700,795	685,321	668,150	649,632	630,844	612,135	595,219	582,489	575,205	571,594
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	1,194,198	1,083,182	982,710	891,590	809,427	735,181	666,711	602,780	544,592	490,787
TOTAL INCOME	3,838,972	3,612,052	3,401,500	3,206,834	3,028,211	2,871,142	2,733,209	2,614,392	2,512,113	2,413,921
NET SURRENDERS AND MATURITIES	7,353,858	6,887,745	6,497,706	6,157,077	5,865,070	5,550,495	5,160,265	4,770,215	4,386,272	6,931,379
ANNUITY BENEFITS	171,431	159,822	148,490	137,216	125,702	115,681	107,035	98,422	89,843	81,272
MISCELLANEOUS BENEFITS	146,633	127,776	111,149	96,495	83,595	72,252	62,294	53,564	45,926	39,204
DEATH BENEFITS	1,959,569	1,852,606	1,751,939	1,656,283	1,569,965	1,504,028	1,443,956	1,388,073	1,336,495	1,281,148
LESS: REINSURANCE BENEFITS	(70,020)	(70,870)	(71,793)	(72,849)	(73,943)	(74,863)	(75,568)	(76,093)	(76,495)	(76,317)
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	42	36	30	25	21	17	14	12	9	7
MAINTENANCE EXPENSES	312,800	301,526	290,133	278,641	267,089	255,790	245,524	236,597	229,314	222,692
NET COMMISSIONS	249,229	224,382	201,461	180,416	161,265	144,185	128,739	114,762	102,190	90,802
NET TRANSFERS TO SEPARATE ACCOUNT	(7,192,702)	(6,663,886)	(6,217,936)	(5,829,610)	(5,497,966)	(5,173,702)	(4,827,148)	(4,507,743)	(4,207,551)	(6,187,152)
INCREASE IN LOADING	8,767	11,131	11,787	12,860	12,953	12,740	12,916	13,107	13,284	12,341
INCREASE IN RESERVES	(234,759)	(273,869)	(307,063)	(321,915)	(330,080)	(326,872)	(266,195)	(168,508)	(52,183)	(704,580)
COST OF FINANCING	21,397	19,447	17,416	15,357	13,345	11,447	9,673	8,026	6,626	5,528
TOTAL DISBURSEMENTS	2,726,246	2,575,846	2,433,320	2,309,996	2,197,016	2,091,199	2,001,506	1,930,435	1,873,729	1,696,326
STATUTORY GAIN	1,112,727	1,036,207	968,181	896,838	831,195	779,943	731,704	683,958	638,384	717,595
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	1,112,727	1,036,207	968,181	896,838	831,195	779,943	731,704	683,958	638,384	717,595
FEDERAL INCOME TAX	392,742	366,887	341,294	316,800	293,517	276,457	262,397	245,183	228,306	258,978
AFTER-TAX PROFIT	719,985	669,319	626,887	580,038	537,677	503,486	469,307	438,775	410,078	458,617

INSURANCE INFORCE	231,412,248	212,209,782	194,005,985	176,431,709	159,743,882	143,868,185	128,737,888	114,407,499	100,958,413	83,457,787
ACCOUNT VALUE INFORCE	62,075,154	59,075,957	56,380,967	53,949,657	51,734,627	49,742,859	48,063,046	46,713,791	45,702,802	42,097,316
CASH VALUE INFORCE	61,957,966	58,999,159	56,331,252	53,920,880	51,719,948	49,738,327	48,065,853	46,721,067	45,712,046	42,105,934
SEPARATE ACCOUNT VALUE	55,231,958	52,294,395	49,667,636	47,305,901	45,161,398	43,234,746	41,561,947	40,130,833	38,936,385	35,698,153
GENERAL ACCOUNT LIABILITY	15,263,605	14,718,977	14,137,311	13,547,084	12,964,061	12,400,578	11,914,838	11,559,638	11,361,093	10,531,718
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	56,522,480	54,940,096	53,251,676	51,482,144	49,650,289	47,881,594	46,340,687	45,056,025	44,075,103	40,815,942
TOTAL LIABILITY	127,018,042	121,953,468	117,056,623	112,335,129	107,775,748	103,516,918	99,817,473	96,746,496	94,372,581	87,045,814
RESERVE FINANCING BALANCE	2,592,947	2,322,189	2,047,586	1,779,274	1,526,331	1,289,720	1,070,175	883,482	737,121	612,326
TAX RESERVE	15,099,642	14,571,973	14,007,518	13,434,175	12,867,861	12,321,091	11,849,018	11,503,180	11,307,255	10,481,789
DAC PROXY TAX	400,263	354,785	316,714	284,733	257,781	235,441	216,830	201,240	188,252	177,195
POLICIES IN FORCE (UNSCALED)	737,887	667,855	603,289	542,792	486,196	433,376	383,933	337,609	294,368	246,748
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	138,451	131,869	126,785	123,342	120,448	117,924	116,168	115,284	115,371	112,837
NET DEFERRED PREMIUM	195,956	178,243	161,372	145,069	129,223	113,958	99,286	85,295	72,099	57,224

PV AT 9.00% BOOK PROFIT	3,946,016	4,101,635	4,235,033	4,348,397	4,444,789	4,527,769	4,599,189	4,660,437	4,712,883	4,766,969
PV AT 9.00% FEDERAL INCOME TAX	1,361,157	1,416,257	1,463,281	1,503,326	1,537,364	1,566,777	1,592,389	1,614,345	1,633,101	1,652,621
PV AT 9.00% AFTER-TAX PROFIT	2,584,859	2,685,379	2,771,752	2,845,072	2,907,425	2,960,992	3,006,800	3,046,092	3,079,781	3,114,348

PV AT 10.00% BOOK PROFIT	3,387,632	3,514,926	3,623,050	3,714,102	3,790,818	3,856,260	3,912,072	3,959,500	3,999,744	4,040,868
PV AT 10.00% FEDERAL INCOME TAX	1,171,274	1,216,344	1,254,459	1,286,623	1,313,713	1,336,909	1,356,924	1,373,926	1,388,319	1,403,160
PV AT 10.00% AFTER-TAX PROFIT	2,216,358	2,298,581	2,368,591	2,427,480	2,477,105	2,519,350	2,555,148	2,585,574	2,611,425	2,637,708

PV AT 11.00% BOOK PROFIT	2,905,783	3,010,097	3,097,904	3,171,180	3,232,362	3,284,083	3,327,797	3,364,608	3,395,562	3,426,909
PV AT 11.00% FEDERAL INCOME TAX	1,007,179	1,044,113	1,075,065	1,100,950	1,122,555	1,140,888	1,156,564	1,169,760	1,180,830	1,192,143
PV AT 11.00% AFTER-TAX PROFIT	1,898,605	1,965,984	2,022,838	2,070,230	2,109,808	2,143,196	2,171,233	2,194,848	2,214,732	2,234,766

YEAR ENDING December 31,	2038	2039	2040	2041	2042	2043	2044	2045	2046
TOTAL FUTURE BUSINESS
PREMIUMS	1,261,040	1,135,173	1,012,498	889,160	765,296	638,087	492,796	328,001	155,925
LESS: REINSURANCE PREMIUMS	(67,963)	(62,358)	(56,420)	(50,210)	(43,358)	(35,794)	(27,926)	(19,274)	(9,840)
NET INVESTMENT INCOME (Before Capital Gains)	533,713	490,093	445,314	399,018	352,069	303,288	246,639	177,158	93,000
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	430,185	372,338	317,501	264,871	214,044	165,135	121,055	81,980	42,716
TOTAL INCOME	2,156,974	1,935,245	1,718,893	1,502,840	1,288,052	1,070,716	832,564	567,864	281,802
NET SURRENDERS AND MATURITIES	6,873,798	6,767,740	6,585,556	6,388,127	6,213,004	6,193,803	6,443,252	6,738,503	7,080,679
ANNUITY BENEFITS	71,320	62,657	54,187	45,889	37,752	29,702	22,021	14,533	7,205
MISCELLANEOUS BENEFITS	32,581	26,883	21,804	17,317	13,359	9,904	6,884	4,235	1,901
DEATH BENEFITS	1,159,597	1,048,768	940,327	825,367	703,454	576,545	443,108	300,990	148,907
LESS: REINSURANCE BENEFITS	(70,520)	(64,802)	(58,323)	(51,374)	(44,005)	(36,240)	(27,926)	(18,990)	(9,401)
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	5	5	4	3	3	2	2	1	1
MAINTENANCE EXPENSES	204,080	185,181	166,249	147,256	128,314	108,923	86,706	61,031	31,220
NET COMMISSIONS	79,125	67,952	57,458	47,558	38,126	29,391	21,254	13,616	6,384
NET TRANSFERS TO SEPARATE ACCOUNT	(6,059,350)	(5,953,851)	(5,777,278)	(5,594,637)	(5,411,932)	(5,327,817)	(5,397,729)	(5,471,486)	(5,575,419)
INCREASE IN LOADING	(17,964)	(6,230)	(5,013)	(4,779)	(4,532)	(4,310)	(4,248)	(4,225)	(4,311)
INCREASE IN RESERVES	(798,266)	(826,283)	(858,050)	(871,392)	(895,864)	(979,652)	(1,198,622)	(1,482,926)	(1,796,070)
COST OF FINANCING	4,593	3,883	3,197	2,580	2,004	1,485	1,021	619	281
TOTAL DISBURSEMENTS	1,479,000	1,311,903	1,130,117	951,917	779,683	601,736	395,722	155,902	(108,624)
STATUTORY GAIN	677,975	623,342	588,776	550,922	508,369	468,980	436,842	411,962	390,425
CAPITAL GAINS	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0
BOOK PROFIT	677,975	623,342	588,776	550,922	508,369	468,980	436,842	411,962	390,425
FEDERAL INCOME TAX	244,857	222,624	208,824	195,686	180,486	166,902	155,618	147,110	140,263
AFTER-TAX PROFIT	433,118	400,718	379,952	355,237	327,883	302,077	281,224	264,852	250,162

INSURANCE INFORCE	73,313,605	64,536,012	55,884,238	47,258,869	38,664,503	29,904,759	20,614,300	10,679,318	0
ACCOUNT VALUE INFORCE	38,312,306	34,373,753	30,345,144	26,234,660	22,014,270	17,513,853	12,414,190	6,608,798	0
CASH VALUE INFORCE	38,320,188	34,380,782	30,351,427	26,240,140	22,018,723	17,517,319	12,416,614	6,610,083	0
SEPARATE ACCOUNT VALUE	32,365,247	28,901,709	25,364,494	21,750,477	18,050,765	14,155,773	9,880,652	5,184,980	0
GENERAL ACCOUNT LIABILITY	9,626,452	8,694,722	7,738,825	6,773,012	5,788,056	4,724,770	3,448,624	1,894,235	31,629
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	37,115,549	33,339,844	29,506,864	25,635,933	21,714,480	17,442,327	12,434,868	6,664,047	0
TOTAL LIABILITY	79,107,247	70,936,275	62,610,182	54,159,422	45,553,301	36,322,870	25,764,144	13,743,262	31,629
RESERVE FINANCING BALANCE	517,685	426,102	343,870	267,043	197,764	135,923	82,368	37,270	(267)
TAX RESERVE	9,580,594	8,653,419	7,702,755	6,742,719	5,763,948	4,706,520	3,436,299	1,887,886	31,431
DAC PROXY TAX	158,203	139,386	120,876	102,294	83,935	66,068	48,656	31,701	15,194
POLICIES IN FORCE (UNSCALED)	215,385	188,381	162,231	136,497	111,114	85,907	60,603	35,034	9,028
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	83,035	70,497	59,696	49,183	39,059	29,165	19,410	9,721	0
NET DEFERRED PREMIUM	45,386	39,078	33,290	27,556	21,964	16,380	10,874	5,410	0

PV AT 9.00% BOOK PROFIT	4,813,849	4,853,393	4,887,660	4,917,077	4,941,979	4,963,056	4,981,067	4,996,650	5,010,199
PV AT 9.00% FEDERAL INCOME TAX	1,669,552	1,683,675	1,695,829	1,706,277	1,715,119	1,722,619	1,729,036	1,734,600	1,739,468
PV AT 9.00% AFTER-TAX PROFIT	3,144,297	3,169,718	3,191,831	3,210,799	3,226,861	3,240,437	3,252,032	3,262,050	3,270,731

PV AT 10.00% BOOK PROFIT	4,076,190	4,105,713	4,131,063	4,152,628	4,170,718	4,185,889	4,198,736	4,209,749	4,219,238
PV AT 10.00% FEDERAL INCOME TAX	1,415,917	1,426,461	1,435,452	1,443,112	1,449,534	1,454,933	1,459,510	1,463,443	1,466,852
PV AT 10.00% AFTER-TAX PROFIT	2,660,273	2,679,252	2,695,611	2,709,516	2,721,183	2,730,955	2,739,226	2,746,306	2,752,386

PV AT 11.00% BOOK PROFIT	3,453,590	3,475,690	3,494,496	3,510,349	3,523,527	3,534,480	3,543,671	3,551,480	3,558,147
PV AT 11.00% FEDERAL INCOME TAX	1,201,779	1,209,672	1,216,342	1,221,973	1,226,652	1,230,550	1,233,824	1,236,612	1,239,007
PV AT 11.00% AFTER-TAX PROFIT	2,251,811	2,266,018	2,278,154	2,288,376	2,296,876	2,303,931	2,309,848	2,314,868	2,319,140

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
Ten Years OF NEW BUSINESS (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
FIXED ANNUITY
PREMIUMS		178,800	179,300	187,000	203,800	222,200	242,198	263,996	287,755	313,653	341,882
LESS: REINSURANCE PREMIUMS		0	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)		4,852	13,237	21,348	29,691	38,416	46,082	52,625	59,437	66,304	73,475
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS		0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES		0	0	0	0	0	0	0	0	0	0
TOTAL INCOME		183,652	192,537	208,348	233,491	260,616	288,280	316,621	347,192	379,958	415,357
NET SURRENDERS AND MATURITIES		3,496	11,549	21,006	31,672	43,765	114,297	130,600	151,194	174,752	194,729
ANNUITY BENEFITS		0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS		2,415	6,693	11,249	16,246	21,758	26,695	31,046	35,707	40,426	45,399
LESS: REINSURANCE BENEFITS		0	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID		0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		2,905	2,914	3,039	3,312	3,611	3,936	4,290	4,676	5,097	5,555
MAINTENANCE EXPENSES		65	174	280	390	504	603	684	771	861	956
NET COMMISSIONS		7,045	6,960	7,263	7,920	8,636	9,413	10,260	11,183	12,190	13,287
NET TRANSFERS TO SEPARATE ACCOUNT		0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING		0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES		171,257	163,085	163,409	171,161	178,606	128,639	133,675	137,133	139,172	147,080
COST OF FINANCING		0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		187,184	191,374	206,246	230,700	256,880	283,582	310,555	340,664	372,497	407,006
STATUTORY GAIN		(3,532)	1,163	2,102	2,791	3,736	4,698	6,066	6,528	7,460	8,351
CAPITAL GAINS		0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0	0	0
BOOK PROFIT		(3,532)	1,163	2,102	2,791	3,736	4,698	6,066	6,528	7,460	8,351
FEDERAL INCOME TAX		(713)	877	1,172	1,405	1,727	2,054	2,522	2,672	2,985	3,283
AFTER-TAX PROFIT		(2,819)	287	929	1,386	2,009	2,644	3,544	3,857	4,475	5,068

INSURANCE INFORCE		176,555	346,920	516,240	692,225	874,866	1,007,180	1,144,899	1,285,586	1,428,477	1,579,474
ACCOUNT VALUE INFORCE		176,555	346,920	516,240	692,225	874,866	1,007,180	1,144,899	1,285,586	1,428,477	1,579,474
CASH VALUE INFORCE		170,141	330,974	491,317	658,785	833,124	960,302	1,092,707	1,228,336	1,365,835	1,511,087
SEPARATE ACCOUNT VALUE		0	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY		171,257	334,343	497,751	668,912	847,518	976,157	1,109,833	1,246,966	1,386,138	1,533,218
INTEREST MAINTENANCE RESERVE		0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE		0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE		0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY		0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY		0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY		171,257	334,343	497,751	668,912	847,518	976,157	1,109,833	1,246,966	1,386,138	1,533,218
RESERVE FINANCING BALANCE		0	0	0	0	0	0	0	0	0	0
TAX RESERVE		171,257	334,343	497,751	668,912	847,518	976,157	1,109,833	1,246,966	1,386,138	1,533,218
DAC PROXY TAX		1,495	2,836	4,085	5,309	6,507	7,677	8,817	9,922	10,991	12,020
POLICIES IN FORCE (UNSCALED)		2,408	4,684	6,911	9,208	11,587	13,206	14,907	16,688	18,542	20,506
FIRST YEAR COLLECTED PREMIUM		178,800	179,300	187,000	203,800	222,200	242,198	263,996	287,755	313,653	341,882
ANNUALIZED PREMIUM ISSUED		178,800	179,300	187,000	203,800	222,200	242,198	263,996	287,755	313,653	341,882
GROSS DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		(3,240)	(2,261)	(638)	1,339	3,768	6,569	9,887	13,163	16,598	20,126
PV AT 9.00% FEDERAL INCOME TAX		(654)	84	989	1,985	3,107	4,332	5,711	7,052	8,427	9,814
PV AT 9.00% AFTER-TAX PROFIT		(2,586)	(2,345)	(1,627)	(646)	660	2,237	4,175	6,111	8,171	10,312

PV AT 10.00% BOOK PROFIT		(3,211)	(2,250)	(670)	1,236	3,556	6,208	9,320	12,366	15,530	18,750
PV AT 10.00% FEDERAL INCOME TAX		(648)	76	957	1,917	2,990	4,149	5,443	6,689	7,955	9,221
PV AT 10.00% AFTER-TAX PROFIT		(2,563)	(2,326)	(1,628)	(681)	566	2,059	3,877	5,677	7,574	9,529

PV AT 11.00% BOOK PROFIT		(3,182)	(2,238)	(701)	1,138	3,355	5,867	8,788	11,621	14,538	17,479
PV AT 11.00% FEDERAL INCOME TAX		(642)	69	926	1,852	2,877	3,975	5,190	6,349	7,516	8,673
PV AT 11.00% AFTER-TAX PROFIT		(2,540)	(2,307)	(1,628)	(715)	478	1,891	3,598	5,272	7,021	8,806

YEAR ENDING December 31,	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
FIXED ANNUITY
PREMIUMS	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	70,966	60,620	50,197	39,502	28,639	20,685	16,122	12,317	9,599	7,446
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	70,966	60,620	50,197	39,502	28,639	20,685	16,122	12,317	9,599	7,446
NET SURRENDERS AND MATURITIES	209,624	216,072	218,462	219,012	218,063	97,026	80,609	61,088	42,666	34,608
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	45,663	41,811	37,105	31,596	25,319	20,595	17,702	14,958	12,811	10,876
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	921	789	653	513	371	272	222	179	145	116
NET COMMISSIONS	(201)	0	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(201,661)	(206,611)	(213,280)	(217,961)	(220,423)	(101,543)	(85,015)	(66,702)	(48,275)	(40,098)
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	54,345	52,062	42,939	33,161	23,330	16,350	13,519	9,524	7,347	5,501
STATUTORY GAIN	16,621	8,558	7,258	6,341	5,309	4,336	2,603	2,793	2,251	1,946
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	16,621	8,558	7,258	6,341	5,309	4,336	2,603	2,793	2,251	1,946
FEDERAL INCOME TAX	5,099	2,332	1,934	1,673	1,377	1,108	580	731	634	628
AFTER-TAX PROFIT	11,521	6,225	5,324	4,668	3,931	3,228	2,023	2,062	1,617	1,317

INSURANCE INFORCE	1,370,904	1,152,683	930,099	705,465	480,781	376,529	288,792	221,017	172,066	131,649
ACCOUNT VALUE INFORCE	1,370,904	1,152,683	930,099	705,465	480,781	376,529	288,792	221,017	172,066	131,649
CASH VALUE INFORCE	1,309,762	1,105,876	897,155	685,148	471,876	371,584	286,724	220,022	171,747	131,649
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	1,331,557	1,124,946	911,665	693,705	473,282	371,738	286,724	220,022	171,747	131,649
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	1,331,557	1,124,946	911,665	693,705	473,282	371,738	286,724	220,022	171,747	131,649
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	1,331,557	1,124,946	911,665	693,705	473,282	371,738	286,724	220,022	171,747	131,649
DAC PROXY TAX	9,969	8,075	6,342	4,781	3,408	2,239	1,293	589	150	(0)
POLICIES IN FORCE (UNSCALED)	17,560	14,578	11,607	8,658	5,722	4,577	3,641	2,887	2,277	1,759
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	26,567	29,609	31,977	33,874	35,332	36,424	37,025	37,618	38,055	38,403
PV AT 9.00% FEDERAL INCOME TAX	11,790	12,619	13,250	13,750	14,129	14,408	14,542	14,697	14,820	14,932
PV AT 9.00% AFTER-TAX PROFIT	14,777	16,990	18,727	20,124	21,203	22,016	22,484	22,921	23,235	23,470

PV AT 10.00% BOOK PROFIT	24,575	27,302	29,404	31,074	32,345	33,289	33,804	34,306	34,674	34,963
PV AT 10.00% FEDERAL INCOME TAX	11,009	11,752	12,312	12,752	13,082	13,323	13,438	13,570	13,673	13,767
PV AT 10.00% AFTER-TAX PROFIT	13,567	15,550	17,093	18,322	19,263	19,965	20,366	20,736	21,001	21,197

PV AT 11.00% BOOK PROFIT	22,752	25,198	27,067	28,538	29,648	30,464	30,906	31,333	31,643	31,884
PV AT 11.00% FEDERAL INCOME TAX	10,291	10,957	11,455	11,843	12,131	12,340	12,438	12,550	12,637	12,715
PV AT 11.00% AFTER-TAX PROFIT	12,462	14,241	15,612	16,695	17,517	18,125	18,468	18,783	19,005	19,169

MILLIMAN

Ten Years OF NEW BUSINESS (000)

YEAR ENDING December 31,	2028	2029	2030	2031	2032	2033	2034	2035	2036
FIXED ANNUITY
PREMIUMS	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	5,662	4,369	3,388	2,617	2,009	1,531	1,158	869	646
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0
TOTAL INCOME	5,662	4,369	3,388	2,617	2,009	1,531	1,158	869	646
NET SURRENDERS AND MATURITIES	26,056	17,913	13,391	10,190	7,720	5,816	4,354	3,236	2,386
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	9,059	7,657	6,487	5,461	4,560	3,773	3,092	2,506	2,009
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	90	71	57	45	35	27	21	16	12
NET COMMISSIONS	0	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(31,272)	(22,594)	(17,562)	(13,857)	(10,898)	(8,534)	(6,645)	(5,141)	(3,947)
COST OF FINANCING	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	3,933	3,047	2,372	1,839	1,416	1,083	822	618	460
STATUTORY GAIN	1,729	1,322	1,016	778	592	448	337	251	185
CAPITAL GAINS	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0
BOOK PROFIT	1,729	1,322	1,016	778	592	448	337	251	185
FEDERAL INCOME TAX	605	463	356	272	207	157	118	88	65
AFTER-TAX PROFIT	1,124	860	660	506	385	291	219	163	120

INSURANCE INFORCE	100,377	77,783	60,220	46,363	35,465	26,932	20,286	15,145	11,198
ACCOUNT VALUE INFORCE	100,377	77,783	60,220	46,363	35,465	26,932	20,286	15,145	11,198
CASH VALUE INFORCE	100,377	77,783	60,220	46,363	35,465	26,932	20,286	15,145	11,198
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	100,377	77,783	60,220	46,363	35,465	26,932	20,286	15,145	11,198
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	100,377	77,783	60,220	46,363	35,465	26,932	20,286	15,145	11,198
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	100,377	77,783	60,220	46,363	35,465	26,932	20,286	15,145	11,198
DAC PROXY TAX	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	1,354	1,058	824	634	486	372	277	208	157
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	38,686	38,884	39,024	39,123	39,191	39,239	39,272	39,294	39,309
PV AT 9.00% FEDERAL INCOME TAX	15,031	15,101	15,150	15,184	15,208	15,225	15,237	15,244	15,250
PV AT 9.00% AFTER-TAX PROFIT	23,654	23,783	23,874	23,938	23,983	24,014	24,035	24,050	24,060

PV AT 10.00% BOOK PROFIT	35,197	35,359	35,473	35,552	35,607	35,644	35,670	35,687	35,699
PV AT 10.00% FEDERAL INCOME TAX	13,849	13,905	13,945	13,973	13,992	14,005	14,014	14,020	14,024
PV AT 10.00% AFTER-TAX PROFIT	21,348	21,454	21,528	21,579	21,615	21,639	21,656	21,667	21,675

PV AT 11.00% BOOK PROFIT	32,077	32,210	32,303	32,366	32,410	32,440	32,460	32,473	32,482
PV AT 11.00% FEDERAL INCOME TAX	12,783	12,830	12,862	12,884	12,899	12,910	12,917	12,921	12,925
PV AT 11.00% AFTER-TAX PROFIT	19,294	19,381	19,441	19,482	19,510	19,530	19,543	19,552	19,557

YEAR ENDING December 31,	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046
FIXED ANNUITY
PREMIUMS	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	475	343	245	172	118	79	51	31	16	6
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	475	343	245	172	118	79	51	31	16	6
NET SURRENDERS AND MATURITIES	1,804	1,314	953	691	501	367	273	209	167	141
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	1,590	1,229	935	698	510	361	246	156	88	36
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	9	7	5	3	2	2	1	1	0	0
NET COMMISSIONS	0	0	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(3,064)	(2,304)	(1,717)	(1,269)	(929)	(673)	(483)	(344)	(244)	(173)
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	339	246	175	123	85	57	37	22	12	5
STATUTORY GAIN	136	97	69	48	33	22	14	8	5	2
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	136	97	69	48	33	22	14	8	5	2
FEDERAL INCOME TAX	47	34	24	17	12	8	5	3	2	1
AFTER-TAX PROFIT	88	63	45	31	21	14	9	6	3	1

INSURANCE INFORCE	8,134	5,831	4,114	2,845	1,916	1,243	760	417	173	0
ACCOUNT VALUE INFORCE	8,134	5,831	4,114	2,845	1,916	1,243	760	417	173	0
CASH VALUE INFORCE	8,134	5,831	4,114	2,845	1,916	1,243	760	417	173	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	8,134	5,831	4,114	2,845	1,916	1,243	760	417	173	0
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	8,134	5,831	4,114	2,845	1,916	1,243	760	417	173	0
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	8,134	5,831	4,114	2,845	1,916	1,243	760	417	173	0
DAC PROXY TAX	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	113	76	48	29	20	11	0	0	0	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	39,320	39,326	39,331	39,334	39,335	39,336	39,337	39,337	39,338	39,338
PV AT 9.00% FEDERAL INCOME TAX	15,253	15,256	15,257	15,258	15,259	15,259	15,259	15,259	15,260	15,260
PV AT 9.00% AFTER-TAX PROFIT	24,066	24,071	24,074	24,075	24,077	24,077	24,078	24,078	24,078	24,078

PV AT 10.00% BOOK PROFIT	35,707	35,712	35,715	35,717	35,718	35,719	35,720	35,720	35,720	35,720
PV AT 10.00% FEDERAL INCOME TAX	14,027	14,029	14,030	14,031	14,031	14,031	14,031	14,032	14,032	14,032
PV AT 10.00% AFTER-TAX PROFIT	21,680	21,683	21,685	21,687	21,687	21,688	21,688	21,688	21,688	21,688

PV AT 11.00% BOOK PROFIT	32,488	32,492	32,494	32,496	32,497	32,497	32,498	32,498	32,498	32,498
PV AT 11.00% FEDERAL INCOME TAX	12,927	12,928	12,929	12,929	12,930	12,930	12,930	12,930	12,930	12,930
PV AT 11.00% AFTER-TAX PROFIT	19,561	19,564	19,565	19,566	19,567	19,567	19,568	19,568	19,568	19,568

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
Ten Years OF NEW BUSINESS (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
PAYOUT ANNUITIES
PREMIUMS		264,136	296,224	333,594	375,679	423,073	465,380	511,918	563,110	619,421
LESS: REINSURANCE PREMIUMS		0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)		9,041	24,197	40,105	56,849	74,525	92,964	112,302	132,660	154,181
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS		0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES		0	0	0	0	0	0	0	0	0
TOTAL INCOME		273,177	320,420	373,699	432,528	497,598	558,344	624,220	695,770	773,602
NET SURRENDERS AND MATURITIES		0	0	0	0	0	0	0	0	0
ANNUITY BENEFITS		13,345	46,263	83,061	123,933	169,081	214,025	260,184	309,735	363,015
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0	0
DEATH BENEFITS		0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS		0	0	0	0	0	0	0	0	0
DIVIDENDS PAID		0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		2,068	2,319	2,611	2,941	3,312	3,643	4,007	4,408	4,849
MAINTENANCE EXPENSES		438	837	1,275	1,740	2,234	2,738	3,271	3,835	4,433
NET COMMISSIONS		7,667	8,721	9,939	11,302	12,829	14,201	15,703	17,346	19,147
NET TRANSFERS TO SEPARATE ACCOUNT		0	0	0	0	0	0	0	0	0
INCREASE IN LOADING		0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES		244,322	255,535	268,592	282,842	298,752	310,836	326,602	344,394	364,451
COST OF FINANCING		0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		267,839	313,675	365,479	422,758	486,208	545,442	609,767	679,717	755,896
STATUTORY GAIN		5,338	6,745	8,221	9,770	11,391	12,902	14,453	16,053	17,706
CAPITAL GAINS		0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0	0
BOOK PROFIT		5,338	6,745	8,221	9,770	11,391	12,902	14,453	16,053	17,706
FEDERAL INCOME TAX		2,111	2,629	3,175	3,748	4,351	4,910	5,484	6,078	6,694
AFTER-TAX PROFIT		3,227	4,117	5,046	6,021	7,039	7,993	8,969	9,975	11,012

INSURANCE INFORCE		0	0	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE		0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE		0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE		0	0	2	2	3	3	4	4	5
GENERAL ACCOUNT LIABILITY		244,322	499,856	768,448	1,051,290	1,350,042	1,660,878	1,987,480	2,331,874	2,696,326
INTEREST MAINTENANCE RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE		0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY		0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY		0	0	0	0	0	0	0	0	0
TOTAL LIABILITY		244,322	499,856	768,450	1,051,292	1,350,045	1,660,881	1,987,484	2,331,878	2,696,330
RESERVE FINANCING BALANCE		0	0	0	0	0	0	0	0	0
TAX RESERVE		243,628	498,398	766,140	1,048,043	1,345,752	1,655,463	1,980,850	2,323,930	2,686,962
DAC PROXY TAX		0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)		3,588	7,612	12,143	17,246	22,993	29,315	36,268	43,917	52,331
FIRST YEAR COLLECTED PREMIUM		270,000	302,800	341,000	384,019	432,465	475,712	523,283	575,611	633,173
ANNUALIZED PREMIUM ISSUED		270,000	302,800	341,000	384,019	432,465	475,712	523,283	575,611	633,173
GROSS DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		4,897	10,575	16,923	23,844	31,247	38,940	46,846	54,903	63,055
PV AT 9.00% FEDERAL INCOME TAX		1,937	4,149	6,601	9,256	12,084	15,012	18,011	21,062	24,144
PV AT 9.00% AFTER-TAX PROFIT		2,961	6,426	10,322	14,588	19,163	23,929	28,835	33,841	38,911

PV AT 10.00% BOOK PROFIT		4,853	10,428	16,604	23,277	30,349	37,633	45,049	52,538	60,047
PV AT 10.00% FEDERAL INCOME TAX		1,919	4,092	6,477	9,037	11,739	14,510	17,324	20,160	22,999
PV AT 10.00% AFTER-TAX PROFIT		2,934	6,336	10,127	14,240	18,611	23,122	27,725	32,378	37,048

PV AT 11.00% BOOK PROFIT		4,809	10,284	16,295	22,730	29,490	36,388	43,349	50,315	57,237
PV AT 11.00% FEDERAL INCOME TAX		1,902	4,035	6,357	8,826	11,408	14,033	16,674	19,312	21,929
PV AT 11.00% AFTER-TAX PROFIT		2,907	6,249	9,938	13,905	18,082	22,355	26,675	31,003	35,308

YEAR ENDING December 31,	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
PAYOUT ANNUITIES
PREMIUMS	681,363	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	176,993	175,643	159,371	144,188	130,349	118,033	107,162	97,127	87,958	79,679	72,396
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	858,356	175,643	159,371	144,188	130,349	118,033	107,162	97,127	87,958	79,679	72,396
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0	0	0	0	0
ANNUITY BENEFITS	420,807	442,607	412,789	379,632	343,954	306,478	279,204	256,953	234,631	212,107	188,137
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	5,334	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	5,070	4,506	4,131	3,739	3,378	3,054	2,782	2,523	2,287	2,071	1,878
NET COMMISSIONS	21,123	1,528	1,374	1,216	1,061	911	820	731	652	577	505
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	386,607	(279,060)	(263,223)	(243,074)	(219,204)	(192,209)	(174,169)	(160,459)	(145,968)	(130,555)	(112,895)
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	838,940	169,580	155,072	141,513	129,190	118,234	108,637	99,748	91,603	84,200	77,624
STATUTORY GAIN	19,416	6,063	4,299	2,675	1,159	(201)	(1,474)	(2,621)	(3,644)	(4,522)	(5,228)
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	19,416	6,063	4,299	2,675	1,159	(201)	(1,474)	(2,621)	(3,644)	(4,522)	(5,228)
FEDERAL INCOME TAX	7,333	2,015	1,389	811	274	(209)	(660)	(1,066)	(1,428)	(1,738)	(1,987)
AFTER-TAX PROFIT	12,084	4,048	2,910	1,865	885	8	(814)	(1,555)	(2,216)	(2,784)	(3,241)

INSURANCE INFORCE	0	0	0	0	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	5	6	7	3	3	2	2	3	3	3	3
GENERAL ACCOUNT LIABILITY	3,082,933	2,803,873	2,540,650	2,297,576	2,078,372	1,886,164	1,711,995	1,551,536	1,405,568	1,275,013	1,162,118
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	3,082,938	2,803,879	2,540,657	2,297,579	2,078,376	1,886,166	1,711,997	1,551,539	1,405,571	1,275,017	1,162,122
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	3,072,035	2,793,282	2,530,390	2,287,674	2,068,846	1,877,035	1,703,278	1,543,244	1,397,713	1,267,602	1,155,155
DAC PROXY TAX	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	61,587	61,587	61,587	61,587	61,587	61,587	61,587	61,587	61,587	61,587	61,586
FIRST YEAR COLLECTED PREMIUM	696,490	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	696,490	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	71,257	73,606	75,135	76,007	76,354	76,299	75,928	75,322	74,549	73,670	72,737
PV AT 9.00% FEDERAL INCOME TAX	27,241	28,022	28,516	28,780	28,862	28,805	28,639	28,392	28,090	27,752	27,397
PV AT 9.00% AFTER-TAX PROFIT	44,015	45,584	46,619	47,227	47,492	47,494	47,289	46,930	46,460	45,918	45,340

PV AT 10.00% BOOK PROFIT	67,533	69,658	71,028	71,803	72,108	72,059	71,739	71,220	70,565	69,825	69,048
PV AT 10.00% FEDERAL INCOME TAX	25,826	26,532	26,974	27,209	27,281	27,231	27,088	26,877	26,620	26,336	26,040
PV AT 10.00% AFTER-TAX PROFIT	41,707	43,126	44,053	44,593	44,826	44,828	44,651	44,343	43,945	43,490	43,008

PV AT 11.00% BOOK PROFIT	64,075	65,999	67,228	67,917	68,185	68,143	67,866	67,421	66,864	66,242	65,593
PV AT 11.00% FEDERAL INCOME TAX	24,511	25,150	25,547	25,756	25,820	25,776	25,652	25,471	25,252	25,013	24,767
PV AT 11.00% AFTER-TAX PROFIT	39,564	40,848	41,680	42,161	42,366	42,367	42,214	41,950	41,612	41,228	40,826

MILLIMAN

Ten Years OF NEW BUSINESS (000)

YEAR ENDING December 31,	2028	2029	2030	2031	2032	2033	2034	2035	2036
PAYOUT ANNUITIES
PREMIUMS	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	66,065	60,162	54,645	49,517	44,803	40,505	36,507	32,804	29,409
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0
TOTAL INCOME	66,065	60,162	54,645	49,517	44,803	40,505	36,507	32,804	29,409
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0	0	0
ANNUITY BENEFITS	171,431	159,822	148,490	137,216	125,702	115,681	107,035	98,422	89,843
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	1,717	1,566	1,425	1,293	1,170	1,060	957	861	773
NET COMMISSIONS	460	416	377	340	305	275	247	221	197
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(101,744)	(95,378)	(89,012)	(82,426)	(75,290)	(69,333)	(64,533)	(59,550)	(54,380)
COST OF FINANCING	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	71,864	66,426	61,280	56,422	51,887	47,683	43,706	39,954	36,432
STATUTORY GAIN	(5,799)	(6,264)	(6,634)	(6,905)	(7,084)	(7,178)	(7,199)	(7,150)	(7,024)
CAPITAL GAINS	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0
BOOK PROFIT	(5,799)	(6,264)	(6,634)	(6,905)	(7,084)	(7,178)	(7,199)	(7,150)	(7,024)
FEDERAL INCOME TAX	(2,187)	(2,350)	(2,478)	(2,570)	(2,629)	(2,657)	(2,660)	(2,637)	(2,586)
AFTER-TAX PROFIT	(3,612)	(3,914)	(4,157)	(4,335)	(4,455)	(4,520)	(4,539)	(4,513)	(4,438)

INSURANCE INFORCE	0	0	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	3	2	2	1	1	1	0	0	0
GENERAL ACCOUNT LIABILITY	1,060,374	964,996	875,984	793,558	718,268	648,935	584,402	524,852	470,472
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	1,060,377	964,997	875,986	793,559	718,269	648,936	584,402	524,852	470,472
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	1,053,861	958,932	870,365	788,377	713,514	644,596	580,464	521,297	467,281
DAC PROXY TAX	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	61,583	61,578	61,572	61,563	61,550	61,529	61,498	61,452	61,382
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	71,788	70,847	69,933	69,060	68,239	67,475	66,772	66,132	65,555
PV AT 9.00% FEDERAL INCOME TAX	27,039	26,686	26,345	26,020	25,715	25,432	25,173	24,937	24,724
PV AT 9.00% AFTER-TAX PROFIT	44,749	44,161	43,588	43,040	42,524	42,043	41,600	41,196	40,831

PV AT 10.00% BOOK PROFIT	68,265	67,495	66,754	66,053	65,399	64,797	64,248	63,752	63,309
PV AT 10.00% FEDERAL INCOME TAX	25,745	25,456	25,179	24,918	24,676	24,453	24,250	24,067	23,904
PV AT 10.00% AFTER-TAX PROFIT	42,520	42,039	41,575	41,135	40,723	40,344	39,998	39,685	39,405

PV AT 11.00% BOOK PROFIT	64,945	64,315	63,713	63,149	62,627	62,151	61,721	61,336	60,996
PV AT 11.00% FEDERAL INCOME TAX	24,522	24,286	24,061	23,851	23,658	23,481	23,323	23,181	23,055
PV AT 11.00% AFTER-TAX PROFIT	40,423	40,029	39,652	39,298	38,970	38,670	38,399	38,156	37,941

YEAR ENDING December 31,	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046
PAYOUT ANNUITIES
PREMIUMS	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	26,332	22,896	19,684	16,665	13,824	11,143	8,640	6,293	4,083	1,992
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	26,332	22,896	19,684	16,665	13,824	11,143	8,640	6,293	4,083	1,992
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0	0	0	0
ANNUITY BENEFITS	81,272	71,320	62,657	54,187	45,889	37,752	29,702	22,021	14,533	7,205
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	693	603	519	440	366	295	229	167	109	53
NET COMMISSIONS	175	152	131	111	92	74	57	42	27	13
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(48,991)	(42,911)	(37,953)	(33,036)	(28,149)	(23,299)	(18,379)	(13,692)	(9,078)	(4,520)
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	33,149	29,164	25,355	21,702	18,198	14,823	11,609	8,539	5,591	2,751
STATUTORY GAIN	(6,817)	(6,268)	(5,671)	(5,037)	(4,374)	(3,679)	(2,969)	(2,246)	(1,507)	(759)
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	(6,817)	(6,268)	(5,671)	(5,037)	(4,374)	(3,679)	(2,969)	(2,246)	(1,507)	(759)
FEDERAL INCOME TAX	(2,506)	(2,302)	(2,081)	(1,847)	(1,603)	(1,347)	(1,086)	(821)	(551)	(277)
AFTER-TAX PROFIT	(4,311)	(3,966)	(3,590)	(3,190)	(2,772)	(2,333)	(1,883)	(1,425)	(957)	(482)

INSURANCE INFORCE	0	0	0	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	421,481	366,309	314,605	266,084	220,496	177,558	137,575	100,120	64,903	31,629
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	421,481	366,309	314,605	266,084	220,496	177,558	137,575	100,120	64,903	31,629
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	418,633	363,847	312,504	264,321	219,046	176,400	136,686	99,480	64,492	31,431
DAC PROXY TAX	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	61,273	57,655	53,605	49,045	43,920	38,158	31,841	24,913	17,323	9,028
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	65,041	64,608	64,248	63,955	63,721	63,541	63,408	63,315	63,258	63,232
PV AT 9.00% FEDERAL INCOME TAX	24,535	24,376	24,244	24,137	24,051	23,985	23,936	23,902	23,881	23,872
PV AT 9.00% AFTER-TAX PROFIT	40,506	40,232	40,004	39,818	39,670	39,556	39,471	39,413	39,377	39,360

PV AT 10.00% BOOK PROFIT	62,919	62,592	62,323	62,107	61,935	61,804	61,708	61,642	61,602	61,584
PV AT 10.00% FEDERAL INCOME TAX	23,761	23,641	23,542	23,462	23,400	23,352	23,317	23,293	23,278	23,271
PV AT 10.00% AFTER-TAX PROFIT	39,158	38,951	38,781	38,644	38,536	38,453	38,392	38,350	38,324	38,312

PV AT 11.00% BOOK PROFIT	60,698	60,451	60,250	60,089	59,964	59,868	59,799	59,752	59,723	59,710
PV AT 11.00% FEDERAL INCOME TAX	22,946	22,855	22,781	22,722	22,676	22,641	22,616	22,599	22,588	22,584
PV AT 11.00% AFTER-TAX PROFIT	37,752	37,596	37,469	37,367	37,287	37,227	37,183	37,153	37,135	37,127

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
Ten Years OF NEW BUSINESS (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
VARIABLE ANNUITY
PREMIUMS		6,470,727	7,983,879	9,901,199	11,386,341	12,866,565	13,895,891	15,007,562	16,208,167	17,504,820	18,905,206
LESS: REINSURANCE PREMIUMS		0	(1)	(4)	(10)	(19)	(30)	(44)	(60)	(79)	(98)
NET INVESTMENT INCOME (Before Capital Gains)		(10,138)	(19,664)	(28,587)	(34,943)	(38,719)	(38,692)	(35,422)	(29,279)	(20,942)	(11,062)
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS		0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES		89,945	264,861	476,775	722,031	991,392	1,266,830	1,545,272	1,827,841	2,114,393	2,401,743
TOTAL INCOME		6,550,535	8,229,075	10,349,382	12,073,419	13,819,220	15,123,998	16,517,367	18,006,668	19,598,192	21,295,788
NET SURRENDERS AND MATURITIES		116,214	460,799	952,620	1,559,663	2,554,580	3,799,988	5,020,747	6,291,674	7,782,609	9,359,882
ANNUITY BENEFITS		0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		18,392	55,599	100,944	153,694	211,854	271,626	332,234	393,951	456,793	519,936
DEATH BENEFITS		77,475	233,258	430,958	669,614	942,493	1,232,722	1,537,428	1,856,806	2,189,294	2,527,613
LESS: REINSURANCE BENEFITS		0	(1)	(4)	(10)	(19)	(29)	(42)	(57)	(75)	(93)
DIVIDENDS PAID		0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		111,388	137,436	170,441	196,006	221,487	239,206	258,343	279,010	301,331	325,438
MAINTENANCE EXPENSES		2,663	7,785	13,990	21,179	29,101	37,291	45,658	54,229	62,997	71,798
NET COMMISSIONS		350,205	435,451	545,473	645,049	754,950	841,148	932,958	1,030,363	1,133,019	1,240,893
NET TRANSFERS TO SEPARATE ACCOUNT		6,240,464	7,246,364	8,458,580	9,087,873	9,285,372	8,770,704	8,344,849	7,964,486	7,433,184	6,915,607
INCREASE IN LOADING		0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES		(194,706)	(185,482)	(156,303)	(110,658)	(51,631)	13,217	81,670	121,171	156,844	169,430
COST OF FINANCING		0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		6,722,095	8,391,209	10,516,698	12,222,411	13,948,188	15,205,873	16,553,845	17,991,635	19,515,997	21,130,504
STATUTORY GAIN		(171,560)	(162,135)	(167,316)	(148,992)	(128,969)	(81,875)	(36,477)	15,033	82,196	165,284
CAPITAL GAINS		0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0	0	0
BOOK PROFIT		(171,560)	(162,135)	(167,316)	(148,992)	(128,969)	(81,875)	(36,477)	15,033	82,196	165,284
FEDERAL INCOME TAX		(44,369)	(45,616)	(52,743)	(54,856)	(57,775)	(3,114)	11,753	28,679	50,995	78,789
AFTER-TAX PROFIT		(127,192)	(116,519)	(114,573)	(94,136)	(71,193)	(78,761)	(48,231)	(13,646)	31,201	86,495

INSURANCE INFORCE		6,494,459	14,362,291	23,895,747	34,573,751	46,021,382	57,535,861	69,221,690	81,118,795	93,105,811	105,198,302
ACCOUNT VALUE INFORCE		6,494,459	14,362,257	23,895,606	34,573,319	46,020,468	57,534,295	69,219,290	81,115,370	93,101,206	105,192,414
CASH VALUE INFORCE		5,996,769	13,330,170	22,277,986	32,369,676	43,294,810	54,335,178	65,590,120	77,101,518	88,724,130	100,443,520
SEPARATE ACCOUNT VALUE		6,425,366	14,218,158	23,662,966	34,248,544	45,596,554	57,013,544	68,599,588	80,413,602	92,317,762	104,328,328
GENERAL ACCOUNT LIABILITY		(194,706)	(380,188)	(536,491)	(647,150)	(698,780)	(685,563)	(603,893)	(482,722)	(325,878)	(156,447)
INTEREST MAINTENANCE RESERVE		0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE		0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE		0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY		0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY		0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY		6,230,660	13,837,970	23,126,474	33,601,394	44,897,774	56,327,980	67,995,695	79,930,880	91,991,884	104,171,880
RESERVE FINANCING BALANCE		0	0	0	0	0	0	0	0	0	0
TAX RESERVE		(194,706)	(380,188)	(536,491)	(647,150)	(698,780)	(685,563)	(603,893)	(482,722)	(325,878)	(156,447)
DAC PROXY TAX		53,788	114,492	184,148	257,486	333,165	406,141	476,200	543,108	606,611	666,439
POLICIES IN FORCE (UNSCALED)		63,713	139,599	230,666	331,624	439,301	547,267	656,549	767,612	879,261	991,628
FIRST YEAR COLLECTED PREMIUM		6,470,727	7,983,879	9,901,199	11,386,341	12,866,565	13,895,891	15,007,562	16,208,167	17,504,820	18,905,206
ANNUALIZED PREMIUM ISSUED		6,470,727	7,983,879	9,901,199	11,386,341	12,866,565	13,895,891	15,007,562	16,208,167	17,504,820	18,905,206
GROSS DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		(157,395)	(293,860)	(423,059)	(528,609)	(612,430)	(661,249)	(681,203)	(673,659)	(635,814)	(565,996)
PV AT 9.00% FEDERAL INCOME TAX		(40,705)	(79,099)	(119,827)	(158,688)	(196,238)	(198,095)	(191,665)	(177,272)	(153,793)	(120,511)
PV AT 9.00% AFTER-TAX PROFIT		(116,690)	(214,761)	(303,233)	(369,921)	(416,192)	(463,154)	(489,538)	(496,387)	(482,021)	(445,485)

PV AT 10.00% BOOK PROFIT		(155,964)	(289,960)	(415,667)	(517,430)	(597,510)	(643,726)	(662,445)	(655,431)	(620,573)	(556,849)
PV AT 10.00% FEDERAL INCOME TAX		(40,335)	(78,034)	(117,661)	(155,128)	(191,002)	(192,760)	(186,729)	(173,350)	(151,723)	(121,346)
PV AT 10.00% AFTER-TAX PROFIT		(115,629)	(211,925)	(298,006)	(362,302)	(406,507)	(450,966)	(475,716)	(482,082)	(468,850)	(435,502)

PV AT 11.00% BOOK PROFIT		(154,559)	(286,151)	(408,491)	(506,637)	(583,173)	(626,947)	(644,517)	(637,993)	(605,861)	(547,651)
PV AT 11.00% FEDERAL INCOME TAX		(39,972)	(76,995)	(115,560)	(151,695)	(185,982)	(187,647)	(181,986)	(169,541)	(149,606)	(121,858)
PV AT 11.00% AFTER-TAX PROFIT		(114,587)	(209,156)	(292,931)	(354,942)	(397,191)	(439,300)	(462,531)	(468,452)	(456,255)	(425,793)

YEAR ENDING December 31,	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
VARIABLE ANNUITY
PREMIUMS	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	(120)	(142)	(159)	(171)	(180)	(185)	(183)	(176)	(164)	(150)
NET INVESTMENT INCOME (Before Capital Gains)	31,306	67,272	96,461	116,902	130,240	136,227	136,602	132,337	125,012	116,145
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	2,411,500	2,206,334	1,987,358	1,756,957	1,526,663	1,328,230	1,150,287	987,401	842,874	730,070
TOTAL INCOME	2,442,685	2,273,464	2,083,660	1,873,687	1,656,723	1,464,272	1,286,705	1,119,562	967,722	846,064
NET SURRENDERS AND MATURITIES	10,470,352	10,924,552	11,113,959	11,190,401	10,276,818	8,928,866	8,076,598	7,334,768	6,082,751	4,787,281
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	526,467	484,688	439,165	390,712	341,817	299,305	260,958	225,450	193,341	167,990
DEATH BENEFITS	2,632,403	2,541,650	2,415,724	2,255,186	2,071,208	1,898,901	1,729,754	1,560,632	1,398,445	1,268,334
LESS: REINSURANCE BENEFITS	(113)	(133)	(150)	(160)	(167)	(172)	(171)	(165)	(154)	(142)
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	72,401	66,841	60,902	54,624	48,294	42,656	37,432	32,519	28,033	24,578
NET COMMISSIONS	250,038	272,414	288,193	267,588	223,478	191,960	166,842	144,810	125,360	108,595
NET TRANSFERS TO SEPARATE ACCOUNT	(13,090,422)	(13,454,849)	(13,499,602)	(13,408,764)	(12,291,180)	(10,765,399)	(9,729,175)	(8,871,376)	(7,459,087)	(6,038,033)
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	792,425	676,561	488,478	338,486	179,587	68,918	(56,460)	(99,703)	(144,210)	(133,544)
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	1,653,550	1,511,722	1,306,669	1,088,073	849,854	665,035	485,779	326,935	224,479	185,061
STATUTORY GAIN	789,135	761,742	776,990	785,614	806,869	799,238	800,926	792,627	743,243	661,003
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	7	761,742	776,990	785,614	806,869	799,238	800,926	792,627	743,243	661,003
FEDERAL INCOME TAX	237,336	229,962	238,037	244,315	255,468	256,895	261,912	263,787	251,665	228,456
AFTER-TAX PROFIT	551,800	531,781	538,953	541,299	551,401	542,343	539,014	528,840	491,578	432,547

INSURANCE INFORCE	97,119,408	88,300,900	79,014,590	69,378,254	60,397,228	52,543,383	45,349,423	38,722,167	33,189,132	28,830,700
ACCOUNT VALUE INFORCE	97,112,116	88,292,206	79,004,615	69,367,430	60,385,943	52,532,115	45,338,597	38,712,177	33,180,222	28,822,942
CASH VALUE INFORCE	93,544,841	85,756,264	77,339,381	68,415,538	59,826,726	52,263,385	45,268,231	38,708,931	33,177,651	28,820,775
SEPARATE ACCOUNT VALUE	96,387,169	87,688,956	78,520,238	68,986,793	60,108,088	52,344,366	45,239,980	38,640,679	33,131,803	28,793,231
GENERAL ACCOUNT LIABILITY	635,977	1,312,538	1,801,016	2,139,502	2,319,089	2,388,006	2,331,547	2,231,844	2,087,634	1,954,091
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	97,023,146	89,001,494	80,321,254	71,126,295	62,427,177	54,732,373	47,571,526	40,872,522	35,219,437	30,747,322
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	635,977	1,312,538	1,801,016	2,139,502	2,319,089	2,388,006	2,331,547	2,231,844	2,087,634	1,954,091
DAC PROXY TAX	555,405	450,696	353,812	266,240	189,280	124,028	71,421	32,471	8,271	(0)
POLICIES IN FORCE (UNSCALED)	905,820	816,555	725,419	633,456	548,677	474,246	406,201	343,713	292,073	252,070
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	(260,180)	10,646	264,083	499,176	720,692	921,996	1,107,068	1,275,100	1,419,653	1,537,597
PV AT 9.00% FEDERAL INCOME TAX	(28,536)	53,223	130,866	203,976	274,112	338,816	399,337	455,258	504,204	544,968
PV AT 9.00% AFTER-TAX PROFIT	(231,644)	(42,578)	133,217	295,199	446,580	583,180	707,731	819,842	915,449	992,629

PV AT 10.00% BOOK PROFIT	(280,261)	(37,547)	187,520	394,396	587,554	761,492	919,951	1,062,512	1,184,038	1,282,292
PV AT 10.00% FEDERAL INCOME TAX	(38,162)	35,111	104,062	168,398	229,555	285,463	337,281	384,725	425,874	459,833
PV AT 10.00% AFTER-TAX PROFIT	(242,100)	(72,658)	83,458	225,998	358,000	476,029	582,670	677,787	758,164	822,459

PV AT 11.00% BOOK PROFIT	(297,271)	(79,534)	120,552	302,810	471,449	621,940	757,803	878,934	981,262	1,063,248
PV AT 11.00% FEDERAL INCOME TAX	(46,555)	19,177	80,475	137,155	190,549	238,920	283,349	323,661	358,310	386,646
PV AT 11.00% AFTER-TAX PROFIT	(250,716)	(98,711)	40,077	165,655	280,901	383,019	474,454	555,272	622,952	676,602

MILLIMAN

Ten Years OF NEW BUSINESS (000)

YEAR ENDING December 31,	2028	2029	2030	2031	2032	2033	2034	2035	2036
VARIABLE ANNUITY
PREMIUMS	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	(134)	(115)	(92)	(66)	(37)	(17)	(7)	(4)	(2)
NET INVESTMENT INCOME (Before Capital Gains)	108,300	100,779	93,166	85,587	78,151	70,943	64,032	57,466	51,280
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	635,286	552,461	479,750	415,841	359,709	310,457	267,288	229,496	196,463
TOTAL INCOME	743,452	653,125	572,824	501,363	437,823	381,383	331,312	286,958	247,741
NET SURRENDERS AND MATURITIES	4,068,244	3,519,571	3,054,539	2,651,043	2,297,420	1,987,663	1,716,603	1,479,606	1,272,757
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	146,562	127,693	111,052	96,385	83,471	72,115	62,143	53,399	45,744
DEATH BENEFITS	1,155,135	1,051,682	956,292	868,242	787,116	712,471	643,788	580,522	522,162
LESS: REINSURANCE BENEFITS	(127)	(110)	(89)	(65)	(38)	(17)	(7)	(4)	(2)
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	21,676	19,113	16,823	14,771	12,933	11,291	9,826	8,523	7,367
NET COMMISSIONS	93,984	81,204	70,032	60,277	51,771	44,364	37,923	32,330	27,481
NET TRANSFERS TO SEPARATE ACCOUNT	(5,219,705)	(4,568,317)	(4,008,425)	(3,517,284)	(3,082,888)	(2,698,756)	(2,359,220)	(2,059,091)	(1,793,762)
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(124,817)	(129,485)	(131,278)	(130,681)	(128,105)	(123,981)	(118,661)	(112,458)	(105,716)
COST OF FINANCING	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	140,951	101,350	68,946	42,687	21,680	5,149	(7,605)	(17,172)	(23,969)
STATUTORY GAIN	602,500	551,774	503,877	458,676	416,143	376,234	338,917	304,130	271,711
CAPITAL GAINS	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0
BOOK PROFIT	602,500	551,774	503,877	458,676	416,143	376,234	338,917	304,130	271,711
FEDERAL INCOME TAX	210,875	193,121	176,357	160,537	145,650	131,682	118,621	106,446	95,099
AFTER-TAX PROFIT	391,625	358,653	327,520	298,139	270,493	244,552	220,296	197,685	176,612

INSURANCE INFORCE	25,094,108	21,825,535	18,954,603	16,430,942	14,214,193	12,269,450	10,564,803	9,072,212	7,767,188
ACCOUNT VALUE INFORCE	25,087,621	21,820,395	18,950,847	16,428,581	14,213,215	12,269,090	10,564,653	9,072,140	7,767,155
CASH VALUE INFORCE	25,085,738	21,818,759	18,949,429	16,427,354	14,212,156	12,268,180	10,563,873	9,071,473	7,766,587
SEPARATE ACCOUNT VALUE	25,062,776	21,799,546	18,933,349	16,413,911	14,200,930	12,258,816	10,556,073	9,064,985	7,761,202
GENERAL ACCOUNT LIABILITY	1,829,273	1,699,789	1,568,511	1,437,829	1,309,725	1,185,743	1,067,083	954,625	848,909
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	26,892,050	23,499,334	20,501,859	17,851,740	15,510,655	13,444,559	11,623,155	10,019,610	8,610,111
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	1,829,273	1,699,789	1,568,511	1,437,829	1,309,725	1,185,743	1,067,083	954,625	848,909
DAC PROXY TAX	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)
POLICIES IN FORCE (UNSCALED)	218,008	188,348	162,374	139,614	119,698	102,318	87,177	74,029	62,626
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	1,636,225	1,719,091	1,788,516	1,846,495	1,894,754	1,934,783	1,967,864	1,995,098	2,017,420
PV AT 9.00% FEDERAL INCOME TAX	579,488	608,491	632,790	653,082	669,973	683,983	695,561	705,093	712,906
PV AT 9.00% AFTER-TAX PROFIT	1,056,737	1,110,600	1,155,726	1,193,413	1,224,781	1,250,800	1,272,302	1,290,005	1,304,514

PV AT 10.00% BOOK PROFIT	1,363,708	1,431,491	1,487,763	1,534,331	1,572,739	1,604,307	1,630,159	1,651,248	1,668,377
PV AT 10.00% FEDERAL INCOME TAX	488,328	512,052	531,748	548,046	561,489	572,538	581,586	588,968	594,962
PV AT 10.00% AFTER-TAX PROFIT	875,380	919,439	956,016	986,284	1,011,250	1,031,769	1,048,573	1,062,281	1,073,414

PV AT 11.00% BOOK PROFIT	1,130,573	1,186,120	1,231,817	1,269,294	1,299,925	1,324,875	1,345,122	1,361,491	1,374,666
PV AT 11.00% FEDERAL INCOME TAX	410,210	429,651	445,645	458,762	469,483	478,215	485,302	491,031	495,642
PV AT 11.00% AFTER-TAX PROFIT	720,363	756,468	786,172	810,531	830,442	846,659	859,820	870,460	879,023

YEAR ENDING December 31,	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046
VARIABLE ANNUITY
PREMIUMS	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	(1)	(0)	(0)	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	45,497	39,280	33,423	27,886	22,741	17,985	13,663	9,738	6,173	2,938
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	167,410	139,769	115,275	93,458	74,193	57,209	42,396	29,455	18,113	8,128
TOTAL INCOME	212,906	179,049	148,698	121,345	96,934	75,194	56,059	39,192	24,286	11,066
NET SURRENDERS AND MATURITIES	1,211,655	1,064,916	944,838	832,641	735,537	643,875	567,086	503,527	451,572	409,330
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	39,004	32,581	26,883	21,804	17,317	13,359	9,904	6,884	4,235	1,901
DEATH BENEFITS	467,366	407,384	350,219	295,310	243,329	194,310	148,838	106,646	67,471	31,066
LESS: REINSURANCE BENEFITS	(1)	(0)	(0)	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	6,334	5,329	4,426	3,612	2,885	2,236	1,665	1,161	716	321
NET COMMISSIONS	23,253	19,292	15,816	12,749	10,065	7,719	5,691	3,934	2,407	1,076
NET TRANSFERS TO SEPARATE ACCOUNT	(1,677,704)	(1,470,951)	(1,293,661)	(1,126,534)	(977,497)	(836,826)	(714,584)	(608,816)	(517,725)	(439,782)
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(114,627)	(108,427)	(102,880)	(95,912)	(88,879)	(80,945)	(73,645)	(67,023)	(61,065)	(55,507)
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	(44,721)	(49,875)	(54,358)	(56,329)	(57,243)	(56,271)	(55,044)	(53,686)	(52,389)	(51,596)
STATUTORY GAIN	257,627	228,924	203,056	177,673	154,178	131,465	111,103	92,879	76,675	62,662
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	257,627	228,924	203,056	177,673	154,178	131,465	111,103	92,879	76,675	62,662
FEDERAL INCOME TAX	90,169	80,123	71,070	62,186	53,962	46,013	38,886	32,508	26,836	21,932
AFTER-TAX PROFIT	167,458	148,801	131,987	115,488	100,216	85,452	72,217	60,371	49,839	40,730

INSURANCE INFORCE	6,509,059	5,390,742	4,389,762	3,501,927	2,714,972	2,025,818	1,421,177	889,047	418,605	0
ACCOUNT VALUE INFORCE	6,509,046	5,390,739	4,389,762	3,501,927	2,714,972	2,025,818	1,421,177	889,047	418,605	0
CASH VALUE INFORCE	6,508,573	5,390,350	4,389,446	3,501,677	2,714,779	2,025,674	1,421,077	888,985	418,576	0
SEPARATE ACCOUNT VALUE	6,504,179	5,386,800	4,386,622	3,499,472	2,713,103	2,024,447	1,420,231	888,464	418,335	0
GENERAL ACCOUNT LIABILITY	734,282	625,855	522,975	427,063	338,184	257,240	183,595	116,572	55,507	0
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	7,238,461	6,012,655	4,909,597	3,926,535	3,051,288	2,281,687	1,603,826	1,005,037	473,842	0
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	734,282	625,855	522,975	427,063	338,184	257,240	183,595	116,572	55,507	0
DAC PROXY TAX	(0)	(0)	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	51,914	42,529	34,269	27,059	20,763	15,338	10,649	6,589	3,057	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	2,036,838	2,052,668	2,065,549	2,075,890	2,084,122	2,090,562	2,095,555	2,099,385	2,102,285	2,104,460
PV AT 9.00% FEDERAL INCOME TAX	719,702	725,243	729,751	733,371	736,252	738,506	740,253	741,594	742,609	743,370
PV AT 9.00% AFTER-TAX PROFIT	1,317,136	1,327,425	1,335,798	1,342,519	1,347,870	1,352,056	1,355,302	1,357,791	1,359,676	1,361,090

PV AT 10.00% BOOK PROFIT	1,683,141	1,695,068	1,704,685	1,712,335	1,718,370	1,723,048	1,726,642	1,729,373	1,731,423	1,732,946
PV AT 10.00% FEDERAL INCOME TAX	600,130	604,304	607,670	610,348	612,460	614,097	615,355	616,311	617,029	617,562
PV AT 10.00% AFTER-TAX PROFIT	1,083,011	1,090,763	1,097,015	1,101,987	1,105,910	1,108,951	1,111,287	1,113,062	1,114,395	1,115,385

PV AT 11.00% BOOK PROFIT	1,385,919	1,394,929	1,402,128	1,407,803	1,412,239	1,415,647	1,418,242	1,420,196	1,421,650	1,422,720
PV AT 11.00% FEDERAL INCOME TAX	499,581	502,734	505,254	507,240	508,793	509,986	510,894	511,578	512,087	512,461
PV AT 11.00% AFTER-TAX PROFIT	886,338	892,194	896,874	900,562	903,446	905,661	907,348	908,618	909,563	910,258

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
Ten Years OF NEW BUSINESS (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
UL
PREMIUMS		75,626	126,761	178,837	241,071	306,314	372,149	441,174	514,047	591,227
LESS: REINSURANCE PREMIUMS		0	(2,280)	(4,987)	(8,194)	(12,116)	(16,657)	(21,778)	(27,535)	(33,915)
NET INVESTMENT INCOME (Before Capital Gains)		1,068	4,941	11,281	19,802	30,728	44,051	59,668	77,539	97,661
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS		0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES		0	0	0	0	0	0	0	0	0
TOTAL INCOME		76,695	129,423	185,132	252,679	324,926	399,543	479,065	564,052	654,972
NET SURRENDERS AND MATURITIES		54	508	1,895	4,120	7,152	10,937	15,378	20,364	25,760
ANNUITY BENEFITS		0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0	0
DEATH BENEFITS		4,572	12,664	21,297	33,355	49,028	67,899	90,147	116,003	145,645
LESS: REINSURANCE BENEFITS		(263)	(952)	(1,988)	(3,409)	(5,267)	(7,555)	(10,298)	(13,532)	(17,256)
DIVIDENDS PAID		0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		6,534	10,522	12,051	14,198	16,275	17,914	19,511	21,250	23,145
MAINTENANCE EXPENSES		1,589	2,770	3,987	5,431	6,961	8,522	10,162	11,897	13,736
NET COMMISSIONS		29,048	50,120	58,607	70,311	82,123	92,063	101,860	112,447	123,881
NET TRANSFERS TO SEPARATE ACCOUNT		0	0	0	0	0	0	0	0	0
INCREASE IN LOADING		0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES		58,480	86,813	121,981	162,667	202,517	240,601	278,683	316,397	353,751
COST OF FINANCING		0	177	405	656	957	1,306	1,698	2,142	2,639
TOTAL DISBURSEMENTS		100,014	162,622	218,235	287,330	359,747	431,687	507,142	586,970	671,302
STATUTORY GAIN		(23,319)	(33,199)	(33,103)	(34,651)	(34,821)	(32,144)	(28,077)	(22,918)	(16,330)
CAPITAL GAINS		0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0	0
BOOK PROFIT		(23,319)	(33,199)	(33,103)	(34,651)	(34,821)	(32,144)	(28,077)	(22,918)	(16,330)
FEDERAL INCOME TAX		(10,052)	(14,216)	(13,830)	(14,704)	(15,408)	(15,157)	(14,810)	(14,131)	(12,880)
AFTER-TAX PROFIT		(13,267)	(18,983)	(19,273)	(19,947)	(19,413)	(16,987)	(13,268)	(8,787)	(3,450)

INSURANCE INFORCE		1,529,606	3,232,598	5,125,352	7,323,209	9,735,049	12,283,499	14,983,411	17,848,700	20,896,612
ACCOUNT VALUE INFORCE		60,225	152,737	272,842	423,295	600,611	799,569	1,016,953	1,251,109	1,501,057
CASH VALUE INFORCE		37,688	87,152	155,207	244,732	353,878	480,481	623,705	781,986	953,358
SEPARATE ACCOUNT VALUE		0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY		82,092	199,282	354,785	557,511	806,632	1,099,497	1,437,349	1,820,065	2,247,110
INTEREST MAINTENANCE RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE		0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY		0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY		0	0	0	0	0	0	0	0	0
TOTAL LIABILITY		82,092	199,282	354,785	557,511	806,632	1,099,497	1,437,349	1,820,065	2,247,110
RESERVE FINANCING BALANCE		23,612	53,989	87,511	127,569	174,173	226,437	285,606	351,925	425,219
TAX RESERVE		69,432	172,255	311,959	496,366	725,266	996,555	1,311,082	1,668,379	2,067,646
DAC PROXY TAX		5,551	14,142	25,455	39,835	57,017	76,545	98,152	121,597	146,643
POLICIES IN FORCE (UNSCALED)		2,964	6,174	9,685	13,732	18,137	22,760	27,638	32,782	38,252
FIRST YEAR COLLECTED PREMIUM		75,626	109,257	125,165	147,925	168,826	185,282	201,798	219,786	239,377
ANNUALIZED PREMIUM ISSUED		99,125	113,295	129,870	154,700	174,604	190,167	207,119	225,581	245,688
GROSS DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		(21,394)	(49,337)	(74,899)	(99,446)	(122,077)	(141,244)	(156,603)	(168,105)	(175,623)
PV AT 9.00% FEDERAL INCOME TAX		(9,222)	(21,187)	(31,867)	(42,283)	(52,297)	(61,334)	(69,436)	(76,527)	(82,458)
PV AT 9.00% AFTER-TAX PROFIT		(12,172)	(28,149)	(43,032)	(57,163)	(69,780)	(79,909)	(87,167)	(91,577)	(93,166)

PV AT 10.00% BOOK PROFIT		(21,199)	(48,636)	(73,507)	(97,174)	(118,795)	(136,940)	(151,348)	(162,039)	(168,965)
PV AT 10.00% FEDERAL INCOME TAX		(9,138)	(20,887)	(31,278)	(41,320)	(50,887)	(59,443)	(67,043)	(73,635)	(79,097)
PV AT 10.00% AFTER-TAX PROFIT		(12,061)	(27,749)	(42,230)	(55,854)	(67,908)	(77,497)	(84,306)	(88,405)	(89,868)

PV AT 11.00% BOOK PROFIT		(21,008)	(47,953)	(72,158)	(94,984)	(115,648)	(132,834)	(146,358)	(156,302)	(162,686)
PV AT 11.00% FEDERAL INCOME TAX		(9,056)	(20,594)	(30,706)	(40,392)	(49,536)	(57,639)	(64,772)	(70,904)	(75,939)
PV AT 11.00% AFTER-TAX PROFIT		(11,952)	(27,359)	(41,452)	(54,592)	(66,113)	(75,195)	(81,585)	(85,398)	(86,747)

YEAR ENDING December 31,	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
UL
PREMIUMS	673,184	538,085	492,844	461,314	430,858	400,815	368,989	337,763	307,440	277,431	248,127
LESS: REINSURANCE PREMIUMS	(40,946)	(48,674)	(50,417)	(52,018)	(53,428)	(54,596)	(55,426)	(55,773)	(55,557)	(54,562)	(53,173)
NET INVESTMENT INCOME (Before Capital Gains)	120,016	141,468	157,106	168,414	176,957	182,811	186,268	187,831	187,795	186,448	184,163
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	752,253	630,879	599,532	577,711	554,387	529,030	499,830	469,821	439,678	409,317	379,117
NET SURRENDERS AND MATURITIES	31,584	37,600	42,758	45,561	46,410	45,574	43,602	40,925	37,811	34,638	31,349
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	179,085	202,908	221,602	245,094	266,128	282,745	291,058	295,690	297,017	294,312	288,754
LESS: REINSURANCE BENEFITS	(21,483)	(25,423)	(28,650)	(31,471)	(33,895)	(35,889)	(37,528)	(38,809)	(39,694)	(40,225)	(40,432)
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	25,208	8,245	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	15,693	13,109	12,119	11,409	10,726	10,057	9,354	8,665	7,997	7,338	6,693
NET COMMISSIONS	136,242	64,161	21,188	20,489	19,017	17,565	16,040	14,538	13,069	11,607	10,168
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	390,814	256,289	220,205	170,680	123,019	79,109	44,918	15,670	(8,450)	(26,233)	(37,353)
COST OF FINANCING	3,189	3,794	3,934	4,010	4,110	4,198	4,243	4,245	4,192	4,066	3,876
TOTAL DISBURSEMENTS	760,331	560,683	493,156	465,772	435,517	403,359	371,689	340,923	311,942	285,502	263,055
STATUTORY GAIN	(8,077)	70,197	106,376	111,939	118,870	125,670	128,141	128,897	127,736	123,815	116,062
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	(8,077)	70,197	106,376	111,939	118,870	125,670	128,141	128,897	127,736	123,815	116,062
FEDERAL INCOME TAX	(11,257)	20,427	33,699	33,167	35,012	38,417	40,406	42,026	43,707	43,904	42,833
AFTER-TAX PROFIT	3,179	49,770	72,677	78,772	83,858	87,253	87,736	86,871	84,030	79,911	73,229

INSURANCE INFORCE	24,143,764	23,112,098	22,051,920	21,002,119	19,969,769	18,873,331	17,763,327	16,666,767	15,576,984	14,493,852	13,435,635
ACCOUNT VALUE INFORCE	1,765,420	1,866,796	1,896,444	1,874,644	1,809,556	1,709,985	1,589,719	1,457,852	1,319,817	1,180,328	1,045,576
CASH VALUE INFORCE	1,136,561	1,221,202	1,288,338	1,319,894	1,316,804	1,282,735	1,227,123	1,154,562	1,070,811	983,199	896,755
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	2,718,562	2,993,534	3,223,806	3,407,937	3,542,684	3,627,790	3,672,972	3,681,531	3,656,269	3,604,737	3,536,695
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	2,718,562	2,993,534	3,223,806	3,407,937	3,542,684	3,627,790	3,672,972	3,681,531	3,656,269	3,604,737	3,536,695
RESERVE FINANCING BALANCE	505,857	524,540	534,607	548,058	559,786	565,782	566,047	558,936	542,124	516,824	486,135
TAX RESERVE	2,508,956	2,788,590	3,024,010	3,212,303	3,350,633	3,438,882	3,487,070	3,500,268	3,482,355	3,441,983	3,386,476
DAC PROXY TAX	173,054	184,565	189,685	190,121	186,597	179,830	170,403	159,108	146,786	134,272	122,434
POLICIES IN FORCE (UNSCALED)	44,086	41,605	39,314	37,208	35,262	33,442	31,713	30,063	28,547	27,083	25,666
FIRST YEAR COLLECTED PREMIUM	260,715	61,602	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	267,588	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	(179,035)	(151,832)	(114,011)	(77,499)	(41,928)	(7,426)	24,848	54,633	81,712	105,793	126,502
PV AT 9.00% FEDERAL INCOME TAX	(87,213)	(79,297)	(67,316)	(56,497)	(46,020)	(35,473)	(25,296)	(15,585)	(6,319)	2,220	9,862
PV AT 9.00% AFTER-TAX PROFIT	(91,823)	(72,535)	(46,696)	(21,002)	4,092	28,047	50,145	70,218	88,032	103,574	116,640

PV AT 10.00% BOOK PROFIT	(172,079)	(147,475)	(113,581)	(81,156)	(49,854)	(19,769)	8,118	33,620	56,594	76,839	94,091
PV AT 10.00% FEDERAL INCOME TAX	(83,437)	(76,277)	(65,540)	(55,933)	(46,713)	(37,516)	(28,723)	(20,408)	(12,547)	(5,368)	998
PV AT 10.00% AFTER-TAX PROFIT	(88,642)	(71,198)	(48,041)	(25,223)	(3,141)	17,747	36,841	54,028	69,141	82,207	93,092

PV AT 11.00% BOOK PROFIT	(165,531)	(143,258)	(112,852)	(84,026)	(56,449)	(30,183)	(6,055)	15,810	35,331	52,378	66,773
PV AT 11.00% FEDERAL INCOME TAX	(79,903)	(73,422)	(63,790)	(55,249)	(47,126)	(39,097)	(31,489)	(24,360)	(17,681)	(11,636)	(6,323)
PV AT 11.00% AFTER-TAX PROFIT	(85,627)	(69,836)	(49,062)	(28,777)	(9,322)	8,914	25,434	40,170	53,012	64,014	73,097

MILLIMAN

Ten Years OF NEW BUSINESS (000)

YEAR ENDING December 31,	2028	2029	2030	2031	2032	2033	2034	2035	2036
UL
PREMIUMS	219,777	192,221	165,484	139,649	117,320	105,211	95,029	85,395	77,213
LESS: REINSURANCE PREMIUMS	(51,162)	(48,783)	(45,904)	(42,660)	(39,172)	(35,768)	(32,258)	(28,865)	(26,647)
NET INVESTMENT INCOME (Before Capital Gains)	181,303	178,153	175,027	172,199	169,997	168,210	166,014	163,372	160,328
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0
TOTAL INCOME	349,918	321,590	294,607	269,189	248,144	237,653	228,785	219,901	210,894
NET SURRENDERS AND MATURITIES	28,169	25,250	22,636	20,540	19,015	17,569	16,085	14,551	12,974
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	281,264	270,433	255,523	236,975	220,318	218,600	218,002	217,364	217,561
LESS: REINSURANCE BENEFITS	(40,412)	(40,177)	(39,779)	(39,255)	(38,608)	(37,761)	(36,615)	(35,190)	(33,592)
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	6,066	5,455	4,859	4,281	3,774	3,476	3,218	2,971	2,753
NET COMMISSIONS	8,906	7,796	6,719	5,678	4,778	4,287	3,873	3,481	3,153
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(43,878)	(45,992)	(43,222)	(34,599)	(25,729)	(32,791)	(40,461)	(46,908)	(52,992)
COST OF FINANCING	3,646	3,387	3,104	2,800	2,508	2,249	1,995	1,719	1,501
TOTAL DISBURSEMENTS	243,762	226,152	209,840	196,420	186,055	175,629	166,096	157,988	151,357
STATUTORY GAIN	106,156	95,438	84,767	72,768	62,089	62,024	62,689	61,914	59,537
CAPITAL GAINS	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0
BOOK PROFIT	106,156	95,438	84,767	72,768	62,089	62,024	62,689	61,914	59,537
FEDERAL INCOME TAX	40,676	37,996	35,360	30,870	25,721	25,717	28,185	26,990	24,930
AFTER-TAX PROFIT	65,480	57,443	49,407	41,898	36,368	36,307	34,504	34,924	34,608

INSURANCE INFORCE	12,403,360	11,395,693	10,421,830	9,489,670	8,859,499	8,358,112	7,876,541	7,422,842	7,003,968
ACCOUNT VALUE INFORCE	918,971	805,129	708,566	634,291	581,935	534,384	490,091	449,398	412,126
CASH VALUE INFORCE	810,769	730,277	660,348	606,703	568,270	530,718	493,633	457,297	421,893
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	3,458,315	3,374,571	3,290,814	3,217,219	3,156,988	3,090,300	3,013,101	2,937,123	2,865,871
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	3,458,315	3,374,571	3,290,814	3,217,219	3,156,988	3,090,300	3,013,101	2,937,123	2,865,871
RESERVE FINANCING BALANCE	451,632	413,880	373,345	334,350	299,847	265,951	229,213	200,144	181,883
TAX RESERVE	3,321,458	3,251,594	3,181,680	3,121,583	3,074,968	3,022,461	2,957,089	2,888,939	2,819,092
DAC PROXY TAX	111,355	100,603	90,173	80,106	70,619	62,357	55,285	49,244	44,080
POLICIES IN FORCE (UNSCALED)	24,279	22,924	21,605	20,319	19,130	18,026	16,958	15,923	14,937
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	143,880	158,213	169,892	179,091	186,291	192,890	199,009	204,553	209,444
PV AT 9.00% FEDERAL INCOME TAX	16,521	22,227	27,099	31,001	33,984	36,720	39,471	41,888	43,936
PV AT 9.00% AFTER-TAX PROFIT	127,359	135,986	142,793	148,090	152,307	156,170	159,538	162,665	165,508

PV AT 10.00% BOOK PROFIT	108,436	120,160	129,627	137,014	142,745	147,949	152,731	157,024	160,777
PV AT 10.00% FEDERAL INCOME TAX	6,495	11,163	15,112	18,246	20,620	22,777	24,927	26,799	28,370
PV AT 10.00% AFTER-TAX PROFIT	101,941	108,997	114,515	118,769	122,125	125,172	127,804	130,225	132,407

PV AT 11.00% BOOK PROFIT	78,636	88,243	95,931	101,877	106,447	110,560	114,305	117,637	120,524
PV AT 11.00% FEDERAL INCOME TAX	(1,778)	2,047	5,254	7,776	9,669	11,375	13,059	14,511	15,720
PV AT 11.00% AFTER-TAX PROFIT	80,414	86,196	90,677	94,100	96,777	99,185	101,246	103,126	104,804

YEAR ENDING December 31,	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046
UL
PREMIUMS	69,963	61,295	53,289	45,846	38,764	31,942	25,296	18,853	12,531	6,232
LESS: REINSURANCE PREMIUMS	(24,498)	(22,045)	(19,523)	(17,440)	(15,417)	(13,188)	(10,652)	(8,291)	(5,678)	(2,885)
NET INVESTMENT INCOME (Before Capital Gains)	156,896	146,093	134,230	121,210	106,579	90,780	74,187	56,796	38,604	19,624
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	202,362	185,343	167,996	149,616	129,926	109,534	88,831	67,358	45,457	22,972
NET SURRENDERS AND MATURITIES	23,945	23,974	24,350	25,785	26,573	27,270	28,770	30,467	32,381	34,529
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	216,526	204,144	190,099	174,216	155,490	134,518	111,653	86,752	59,392	29,415
LESS: REINSURANCE BENEFITS	(31,778)	(28,792)	(25,744)	(22,670)	(19,511)	(16,354)	(13,209)	(10,009)	(6,694)	(3,253)
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	2,551	2,278	2,018	1,767	1,514	1,262	1,009	757	504	248
NET COMMISSIONS	2,862	2,511	2,186	1,883	1,593	1,314	1,041	776	516	257
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(181,385)	(200,270)	(220,368)	(248,845)	(269,654)	(283,596)	(297,820)	(312,497)	(326,986)	(341,763)
COST OF FINANCING	1,364	1,202	1,032	858	725	592	470	352	238	125
TOTAL DISBURSEMENTS	34,085	5,047	(26,428)	(67,006)	(103,269)	(134,994)	(168,085)	(203,403)	(240,649)	(280,442)
STATUTORY GAIN	168,277	180,296	194,424	216,623	233,195	244,528	256,917	270,762	286,106	303,414
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	168,277	180,296	194,424	216,623	233,195	244,528	256,917	270,762	286,106	303,414
FEDERAL INCOME TAX	63,912	68,665	73,818	79,644	85,340	88,808	93,178	97,840	103,281	109,915
AFTER-TAX PROFIT	104,365	111,631	120,605	136,978	147,855	155,719	163,738	172,921	182,825	193,498

INSURANCE INFORCE	6,341,207	5,680,634	5,021,972	4,336,121	3,638,969	2,938,378	2,226,006	1,498,496	756,135	0
ACCOUNT VALUE INFORCE	365,838	322,279	280,447	237,979	196,034	155,375	114,913	75,426	36,951	0
CASH VALUE INFORCE	374,888	330,507	287,760	244,480	201,675	159,955	118,465	77,902	38,259	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	2,662,806	2,439,815	2,196,238	1,929,534	1,642,162	1,342,172	1,028,458	700,764	358,568	0
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	2,662,806	2,439,815	2,196,238	1,929,534	1,642,162	1,342,172	1,028,458	700,764	358,568	0
RESERVE FINANCING BALANCE	160,204	137,526	114,368	96,567	78,917	62,601	46,791	31,687	16,577	(119)
TAX RESERVE	2,618,978	2,399,143	2,159,254	1,896,966	1,614,615	1,320,125	1,011,665	689,380	352,738	0
DAC PROXY TAX	39,680	34,723	30,225	26,037	21,973	18,034	14,244	10,563	6,976	3,457
POLICIES IN FORCE (UNSCALED)	13,448	11,994	10,574	9,102	7,606	6,110	4,595	3,069	1,550	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	222,128	234,595	246,929	259,536	271,987	283,966	295,512	306,676	317,498	328,027
PV AT 9.00% FEDERAL INCOME TAX	48,753	53,501	58,184	62,819	67,376	71,727	75,914	79,948	83,855	87,669
PV AT 9.00% AFTER-TAX PROFIT	173,374	181,093	188,744	196,717	204,611	212,239	219,598	226,728	233,643	240,358

PV AT 10.00% BOOK PROFIT	170,421	179,814	189,023	198,350	207,478	216,179	224,490	232,453	240,102	247,476
PV AT 10.00% FEDERAL INCOME TAX	32,033	35,610	39,107	42,536	45,876	49,036	52,051	54,928	57,689	60,361
PV AT 10.00% AFTER-TAX PROFIT	138,388	144,204	149,916	155,814	161,601	167,142	172,439	177,525	182,412	187,115

PV AT 11.00% BOOK PROFIT	127,875	134,970	141,863	148,782	155,493	161,832	167,832	173,529	178,952	184,133
PV AT 11.00% FEDERAL INCOME TAX	18,512	21,214	23,831	26,375	28,831	31,133	33,309	35,368	37,326	39,203
PV AT 11.00% AFTER-TAX PROFIT	109,363	113,756	118,032	122,407	126,662	130,699	134,523	138,161	141,626	144,931

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
Ten Years OF NEW BUSINESS (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
VUL
PREMIUMS		97,098	268,473	376,249	490,469	611,492	735,988	862,481	994,389	1,133,088
LESS: REINSURANCE PREMIUMS		(0)	(44)	(150)	(296)	(481)	(706)	(970)	(1,277)	(1,630)
NET INVESTMENT INCOME (Before Capital Gains)		(781)	(1,358)	(1,959)	(2,505)	(2,971)	(3,308)	(3,480)	(3,438)	(3,163)
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS		0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES		310	2,050	4,528	7,719	11,645	16,312	21,697	27,835	34,774
TOTAL INCOME		96,626	269,121	378,669	495,386	619,684	748,286	879,727	1,017,508	1,163,068
NET SURRENDERS AND MATURITIES		388	5,705	16,529	33,529	57,493	89,412	128,663	173,003	223,427
ANNUITY BENEFITS		0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0	0
DEATH BENEFITS		744	2,630	5,389	9,077	13,708	19,282	25,837	33,485	42,335
LESS: REINSURANCE BENEFITS		(20)	(69)	(146)	(253)	(389)	(557)	(759)	(996)	(1,272)
DIVIDENDS PAID		0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		22,249	29,524	34,270	39,191	44,384	49,028	53,979	59,417	65,391
MAINTENANCE EXPENSES		9,513	18,029	23,920	30,079	36,488	42,863	49,433	56,402	63,846
NET COMMISSIONS		37,392	51,496	61,573	72,055	83,127	93,410	104,273	115,998	128,702
NET TRANSFERS TO SEPARATE ACCOUNT		81,860	218,987	290,533	359,912	426,798	487,458	541,370	593,669	644,291
INCREASE IN LOADING		0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES		(20,664)	(26,580)	(25,697)	(23,582)	(21,044)	(17,464)	(13,790)	(10,388)	(6,962)
COST OF FINANCING		0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		131,460	299,722	406,371	520,008	640,564	763,433	889,007	1,020,589	1,159,759
STATUTORY GAIN		(34,834)	(30,601)	(27,702)	(24,621)	(20,880)	(15,146)	(9,280)	(3,081)	3,310
CAPITAL GAINS		0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0	0
BOOK PROFIT		(34,834)	(30,601)	(27,702)	(24,621)	(20,880)	(15,146)	(9,280)	(3,081)	3,310
FEDERAL INCOME TAX		(9,747)	(4,296)	(1,525)	1,089	3,699	8,569	11,877	15,098	18,204
AFTER-TAX PROFIT		(25,087)	(26,305)	(26,177)	(25,710)	(24,579)	(23,716)	(21,156)	(18,179)	(14,895)

INSURANCE INFORCE		3,414,305	7,341,913	11,743,229	16,607,253	21,937,450	27,612,072	33,669,780	40,166,853	47,160,338
ACCOUNT VALUE INFORCE		88,153	335,461	681,507	1,132,071	1,693,090	2,367,023	3,155,791	4,067,278	5,109,958
CASH VALUE INFORCE		52,645	255,530	552,733	952,057	1,459,939	2,080,431	2,815,509	3,672,602	4,660,019
SEPARATE ACCOUNT VALUE		84,243	320,748	651,997	1,083,688	1,621,672	2,268,483	3,026,144	3,902,393	4,905,545
GENERAL ACCOUNT LIABILITY		(20,664)	(47,245)	(72,942)	(96,524)	(117,568)	(135,033)	(148,823)	(159,211)	(166,173)
INTEREST MAINTENANCE RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE		0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY		0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY		0	0	0	0	0	0	0	0	0
TOTAL LIABILITY		63,578	273,503	579,055	987,164	1,504,104	2,133,451	2,877,321	3,743,182	4,739,373
RESERVE FINANCING BALANCE		0	0	0	0	0	0	0	0	0
TAX RESERVE		(20,664)	(47,245)	(72,942)	(96,524)	(117,568)	(135,033)	(148,823)	(159,211)	(166,173)
DAC PROXY TAX		7,104	25,997	50,704	80,866	116,102	155,732	198,945	245,162	293,864
POLICIES IN FORCE (UNSCALED)		7,305	15,630	24,911	35,123	46,269	58,085	70,646	84,071	98,472
FIRST YEAR COLLECTED PREMIUM		97,098	234,954	274,347	314,949	357,541	398,897	438,787	482,666	530,932
ANNUALIZED PREMIUM ISSUED		182,300	215,000	248,400	283,200	320,000	352,000	387,200	425,920	468,512
GROSS DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		(31,957)	(57,714)	(79,105)	(96,547)	(110,118)	(119,149)	(124,225)	(125,772)	(124,248)
PV AT 9.00% FEDERAL INCOME TAX		(8,942)	(12,558)	(13,735)	(12,964)	(10,560)	(5,451)	1,046	8,623	17,005
PV AT 9.00% AFTER-TAX PROFIT		(23,016)	(45,156)	(65,369)	(83,583)	(99,558)	(113,699)	(125,272)	(134,395)	(141,253)

PV AT 10.00% BOOK PROFIT		(31,667)	(56,957)	(77,770)	(94,587)	(107,552)	(116,101)	(120,863)	(122,301)	(120,897)
PV AT 10.00% FEDERAL INCOME TAX		(8,861)	(12,411)	(13,557)	(12,813)	(10,517)	(5,679)	415	7,458	15,179
PV AT 10.00% AFTER-TAX PROFIT		(22,806)	(44,546)	(64,213)	(81,773)	(97,035)	(110,422)	(121,278)	(129,759)	(136,076)

PV AT 11.00% BOOK PROFIT		(31,382)	(56,218)	(76,474)	(92,692)	(105,084)	(113,182)	(117,651)	(118,988)	(117,694)
PV AT 11.00% FEDERAL INCOME TAX		(8,781)	(12,268)	(13,383)	(12,665)	(10,470)	(5,889)	(168)	6,383	13,499
PV AT 11.00% AFTER-TAX PROFIT		(22,601)	(43,951)	(63,091)	(80,027)	(94,613)	(107,293)	(117,483)	(125,371)	(131,194)

YEAR ENDING December 31,	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
VUL
PREMIUMS	1,281,291	1,134,100	788,038	689,632	598,098	513,486	435,759	364,820	304,050	251,946	203,298
LESS: REINSURANCE PREMIUMS	(2,035)	(2,502)	(2,904)	(3,203)	(3,499)	(3,810)	(4,198)	(4,678)	(5,220)	(5,834)	(6,527)
NET INVESTMENT INCOME (Before Capital Gains)	(2,635)	575	3,229	6,073	8,942	11,676	14,248	16,524	18,390	19,821	20,783
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	42,571	50,121	53,898	56,599	58,593	59,970	60,790	61,137	61,074	60,611	59,761
TOTAL INCOME	1,319,192	1,182,294	842,262	749,101	662,135	581,321	506,598	437,804	378,294	326,543	277,315
NET SURRENDERS AND MATURITIES	281,245	345,520	402,375	452,089	494,403	528,603	553,442	572,296	593,408	614,473	632,657
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	52,545	62,052	69,884	77,236	84,361	91,548	99,219	107,655	116,904	127,121	138,359
LESS: REINSURANCE BENEFITS	(1,594)	(1,911)	(2,194)	(2,462)	(2,723)	(2,992)	(3,298)	(3,654)	(4,062)	(4,536)	(5,083)
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	71,958	9,984	777	611	496	396	310	236	172	117	68
MAINTENANCE EXPENSES	71,871	50,781	35,683	31,057	26,989	23,615	20,729	18,117	15,783	13,676	11,679
NET COMMISSIONS	142,545	41,188	22,695	19,378	16,456	13,759	11,284	9,024	7,076	5,390	3,806
NET TRANSFERS TO SEPARATE ACCOUNT	694,076	485,687	122,970	(6,448)	(122,833)	(226,140)	(315,702)	(395,375)	(470,231)	(539,042)	(603,594)
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(3,554)	64,564	80,062	74,973	65,533	55,959	46,607	37,954	30,058	21,929	13,759
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	1,309,091	1,057,865	732,253	646,433	562,683	484,748	412,591	346,252	289,108	239,127	191,650
STATUTORY GAIN	10,100	124,429	110,009	102,668	99,452	96,573	94,007	91,552	89,186	87,416	85,665
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	10,100	124,429	110,009	102,668	99,452	96,573	94,007	91,552	89,186	87,416	85,665
FEDERAL INCOME TAX	21,321	54,242	37,770	31,427	27,269	23,969	21,512	19,815	18,949	19,041	19,756
AFTER-TAX PROFIT	(11,220)	70,187	72,239	71,241	72,183	72,604	72,495	71,737	70,237	68,375	65,909

INSURANCE INFORCE	54,709,162	52,254,297	49,733,271	47,257,929	44,883,057	42,645,595	40,578,274	38,684,452	36,931,591	35,302,541	33,790,443
ACCOUNT VALUE INFORCE	6,293,997	7,353,467	8,099,346	8,767,757	9,367,055	9,906,280	10,395,876	10,843,123	11,250,085	11,620,418	11,955,999
CASH VALUE INFORCE	5,787,573	6,899,753	7,714,081	8,452,925	9,116,727	9,713,362	10,252,807	10,742,258	11,184,436	11,582,404	11,937,941
SEPARATE ACCOUNT VALUE	6,045,534	7,068,516	7,793,613	8,446,102	9,033,792	9,565,181	10,050,134	10,495,498	10,903,101	11,276,299	11,616,780
GENERAL ACCOUNT LIABILITY	(169,727)	(105,162)	(25,100)	49,872	115,406	171,365	217,972	255,926	285,984	307,913	321,672
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	5,875,808	6,963,354	7,768,513	8,495,974	9,149,198	9,736,546	10,268,105	10,751,424	11,189,085	11,584,212	11,938,452
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	(169,727)	(105,162)	(25,100)	49,872	115,406	171,365	217,972	255,926	285,984	307,913	321,672
DAC PROXY TAX	344,680	375,229	373,135	360,259	338,718	310,627	278,083	243,146	208,099	175,087	145,867
POLICIES IN FORCE (UNSCALED)	113,967	107,960	101,937	96,052	90,391	85,027	80,009	75,339	70,926	66,741	62,764
FIRST YEAR COLLECTED PREMIUM	584,025	340,483	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	515,363	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	(119,981)	(71,761)	(32,649)	839	30,600	57,113	80,790	101,945	120,852	137,854	153,139
PV AT 9.00% FEDERAL INCOME TAX	26,011	47,032	60,460	70,711	78,871	85,452	90,870	95,449	99,466	103,169	106,694
PV AT 9.00% AFTER-TAX PROFIT	(145,993)	(118,793)	(93,110)	(69,872)	(48,272)	(28,339)	(10,080)	6,497	21,387	34,685	46,445

PV AT 10.00% BOOK PROFIT	(117,003)	(73,391)	(38,339)	(8,600)	17,589	40,708	61,167	79,280	95,320	109,614	122,347
PV AT 10.00% FEDERAL INCOME TAX	23,399	42,410	54,445	63,548	70,729	76,467	81,149	85,069	88,477	91,591	94,527
PV AT 10.00% AFTER-TAX PROFIT	(140,402)	(115,802)	(92,784)	(72,148)	(53,140)	(35,759)	(19,982)	(5,789)	6,843	18,023	27,820

PV AT 11.00% BOOK PROFIT	(114,137)	(74,658)	(43,213)	(16,775)	6,298	26,482	44,183	59,713	73,343	85,378	96,003
PV AT 11.00% FEDERAL INCOME TAX	21,008	38,218	49,014	57,108	63,434	68,443	72,494	75,855	78,751	81,372	83,823
PV AT 11.00% AFTER-TAX PROFIT	(135,145)	(112,876)	(92,228)	(73,882)	(57,136)	(41,961)	(28,311)	(16,142)	(5,408)	4,005	12,180

MILLIMAN

Ten Years OF NEW BUSINESS (000)

YEAR ENDING December 31,	2028	2029	2030	2031	2032	2033	2034	2035	2036
VUL
PREMIUMS	170,371	151,396	133,713	117,447	102,465	88,724	76,109	64,425	53,548
LESS: REINSURANCE PREMIUMS	(7,293)	(8,117)	(9,013)	(9,974)	(11,008)	(11,994)	(12,930)	(13,941)	(15,034)
NET INVESTMENT INCOME (Before Capital Gains)	21,315	21,390	21,216	20,637	20,020	19,369	18,715	18,048	17,378
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	59,097	58,897	58,686	58,285	57,677	57,008	56,296	55,413	54,348
TOTAL INCOME	243,491	223,566	204,603	186,395	169,153	153,107	138,189	123,945	110,240
NET SURRENDERS AND MATURITIES	648,768	664,234	678,689	692,189	704,930	723,149	735,050	746,070	756,193
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	71	84	97	110	124	137	150	165	182
DEATH BENEFITS	150,093	162,841	176,906	192,174	208,804	226,143	243,863	262,125	280,773
LESS: REINSURANCE BENEFITS	(5,694)	(6,377)	(7,160)	(8,033)	(9,003)	(10,020)	(11,064)	(12,155)	(13,281)
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	42	36	30	25	21	17	14	12	9
MAINTENANCE EXPENSES	10,348	9,618	8,928	8,280	7,671	7,099	6,562	6,055	5,575
NET COMMISSIONS	2,888	2,569	2,271	1,998	1,747	1,518	1,308	1,114	934
NET TRANSFERS TO SEPARATE ACCOUNT	(654,903)	(696,078)	(736,806)	(776,843)	(816,471)	(861,399)	(900,150)	(938,257)	(975,850)
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	4,072	(393)	(7,357)	(8,067)	(8,720)	(9,394)	(9,782)	(10,112)	(10,367)
COST OF FINANCING	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	155,686	136,533	115,598	101,833	89,105	77,250	65,952	55,017	44,168
STATUTORY GAIN	87,805	87,034	89,004	84,562	80,048	75,858	72,238	68,928	66,072
CAPITAL GAINS	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0
BOOK PROFIT	87,805	87,034	89,004	84,562	80,048	75,858	72,238	68,928	66,072
FEDERAL INCOME TAX	22,367	23,741	25,561	24,966	24,185	23,373	22,629	21,871	21,171
AFTER-TAX PROFIT	65,437	63,292	63,443	59,596	55,863	52,484	49,609	47,056	44,900

INSURANCE INFORCE	32,403,552	31,138,324	29,984,102	28,934,257	27,985,142	27,102,107	26,283,882	25,520,727	24,809,966
ACCOUNT VALUE INFORCE	12,268,215	12,566,014	12,848,660	13,115,821	13,366,852	13,594,719	13,804,163	13,994,463	14,164,700
CASH VALUE INFORCE	12,261,113	12,565,704	12,848,581	13,115,859	13,366,896	13,594,764	13,804,208	13,994,506	14,164,745
SEPARATE ACCOUNT VALUE	11,935,179	12,239,871	12,530,080	12,805,408	13,065,158	13,302,422	13,521,659	13,722,085	13,902,727
GENERAL ACCOUNT LIABILITY	325,744	325,351	317,993	309,926	301,207	291,812	282,030	271,918	261,551
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	12,260,923	12,565,221	12,848,073	13,115,335	13,366,365	13,594,235	13,803,689	13,994,002	14,164,278
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	325,744	325,351	317,993	309,926	301,207	291,812	282,030	271,918	261,551
DAC PROXY TAX	121,969	102,768	86,796	73,565	62,617	53,541	45,956	39,518	33,936
POLICIES IN FORCE (UNSCALED)	59,001	55,455	52,087	48,892	45,860	42,967	40,239	37,663	35,217
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	167,513	180,583	192,847	203,536	212,819	220,889	227,940	234,113	239,541
PV AT 9.00% FEDERAL INCOME TAX	110,356	113,921	117,443	120,599	123,404	125,890	128,099	130,058	131,797
PV AT 9.00% AFTER-TAX PROFIT	57,157	66,662	75,403	82,937	89,415	94,999	99,841	104,055	107,744

PV AT 10.00% BOOK PROFIT	134,212	144,904	154,844	163,429	170,817	177,182	182,692	187,472	191,637
PV AT 10.00% FEDERAL INCOME TAX	97,550	100,466	103,321	105,855	108,088	110,049	111,775	113,292	114,626
PV AT 10.00% AFTER-TAX PROFIT	36,663	44,438	51,523	57,574	62,730	67,133	70,917	74,180	77,011

PV AT 11.00% BOOK PROFIT	105,815	114,576	122,648	129,557	135,450	140,480	144,796	148,505	151,709
PV AT 11.00% FEDERAL INCOME TAX	86,322	88,712	91,031	93,070	94,851	96,401	97,752	98,930	99,956
PV AT 11.00% AFTER-TAX PROFIT	19,492	25,864	31,618	36,487	40,599	44,079	47,043	49,576	51,753

YEAR ENDING December 31,	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046
VUL
PREMIUMS	43,366	35,476	30,504	25,891	21,559	17,470	13,629	10,000	6,542	3,221
LESS: REINSURANCE PREMIUMS	(16,106)	(15,956)	(15,598)	(14,976)	(14,034)	(12,728)	(11,061)	(8,985)	(6,441)	(3,359)
NET INVESTMENT INCOME (Before Capital Gains)	16,656	15,301	13,872	12,386	10,812	9,149	7,439	5,667	3,814	1,873
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	52,842	48,732	44,955	41,349	37,139	32,309	26,958	21,044	14,494	7,256
TOTAL INCOME	96,758	83,553	73,733	64,650	55,476	46,200	36,965	27,726	18,409	8,991
NET SURRENDERS AND MATURITIES	1,558,505	1,666,604	1,769,324	1,869,519	1,969,490	2,039,238	2,095,236	2,176,359	2,264,646	2,360,986
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	200	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	297,827	294,191	285,823	272,406	252,963	226,940	195,286	157,267	111,640	57,583
LESS: REINSURANCE BENEFITS	(14,331)	(14,261)	(13,986)	(13,456)	(12,625)	(11,460)	(9,938)	(8,029)	(5,722)	(2,965)
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	7	5	5	4	3	3	2	2	1	1
MAINTENANCE EXPENSES	5,106	4,562	4,081	3,595	3,101	2,597	2,091	1,577	1,052	514
NET COMMISSIONS	765	632	546	467	391	319	250	185	122	60
NET TRANSFERS TO SEPARATE ACCOUNT	(1,793,743)	(1,904,205)	(2,002,073)	(2,091,971)	(2,175,343)	(2,222,075)	(2,249,799)	(2,295,259)	(2,340,033)	(2,384,235)
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(21,075)	(22,473)	(23,720)	(24,914)	(26,128)	(26,974)	(27,240)	(28,365)	(29,614)	(31,047)
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	33,261	25,054	20,000	15,650	11,852	8,587	5,887	3,737	2,092	896
STATUTORY GAIN	63,497	58,499	53,733	49,000	43,624	37,614	31,078	23,989	16,317	8,095
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	63,497	58,499	53,733	49,000	43,624	37,614	31,078	23,989	16,317	8,095
FEDERAL INCOME TAX	20,479	18,965	17,558	16,135	14,462	12,542	10,415	8,074	5,512	2,742
AFTER-TAX PROFIT	43,018	39,534	36,175	32,865	29,163	25,072	20,663	15,915	10,805	5,354

INSURANCE INFORCE	23,012,060	21,106,747	19,053,706	16,848,053	14,458,214	11,917,416	9,239,486	6,374,269	3,302,193	0
ACCOUNT VALUE INFORCE	13,517,073	12,704,541	11,725,533	10,573,280	9,239,780	7,747,076	6,102,159	4,272,865	2,244,254	0
CASH VALUE INFORCE	13,517,114	12,704,584	11,725,565	10,573,312	9,239,812	7,747,092	6,102,172	4,272,875	2,244,260	0
SEPARATE ACCOUNT VALUE	13,276,218	12,486,215	11,530,964	10,403,674	9,096,354	7,630,660	6,013,033	4,212,154	2,213,204	0
GENERAL ACCOUNT LIABILITY	240,476	218,003	194,283	169,368	143,241	116,266	89,026	60,661	31,047	0
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	13,516,694	12,704,218	11,725,246	10,573,043	9,239,594	7,746,926	6,102,059	4,272,814	2,244,251	0
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	240,476	218,003	194,283	169,368	143,241	116,266	89,026	60,661	31,047	0
DAC PROXY TAX	28,950	24,046	19,782	16,077	12,853	10,037	7,575	5,401	3,452	1,671
POLICIES IN FORCE (UNSCALED)	31,710	28,248	24,780	21,299	17,785	14,283	10,782	7,246	3,662	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	244,326	248,372	251,780	254,632	256,961	258,804	260,201	261,190	261,807	262,088
PV AT 9.00% FEDERAL INCOME TAX	133,340	134,652	135,766	136,705	137,477	138,091	138,559	138,892	139,101	139,196
PV AT 9.00% AFTER-TAX PROFIT	110,986	113,720	116,015	117,927	119,485	120,713	121,641	122,298	122,706	122,892

PV AT 10.00% BOOK PROFIT	195,276	198,324	200,869	202,978	204,686	206,024	207,030	207,735	208,171	208,368
PV AT 10.00% FEDERAL INCOME TAX	115,800	116,788	117,619	118,314	118,880	119,326	119,663	119,901	120,048	120,115
PV AT 10.00% AFTER-TAX PROFIT	79,476	81,536	83,249	84,664	85,806	86,698	87,366	87,834	88,123	88,253

PV AT 11.00% BOOK PROFIT	154,483	156,785	158,690	160,255	161,510	162,485	163,211	163,716	164,025	164,164
PV AT 11.00% FEDERAL INCOME TAX	100,851	101,597	102,220	102,735	103,151	103,476	103,719	103,889	103,994	104,041
PV AT 11.00% AFTER-TAX PROFIT	53,632	55,188	56,470	57,520	58,359	59,009	59,492	59,827	60,032	60,123

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
Ten Years OF NEW BUSINESS (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
COLI
PREMIUMS		175,000	295,183	437,097	546,019	622,641	689,863	744,212	743,844	750,275
LESS: REINSURANCE PREMIUMS		(1,540)	(3,286)	(5,519)	(8,039)	(10,790)	(13,772)	(16,891)	(20,166)	(23,413)
NET INVESTMENT INCOME (Before Capital Gains)		(268)	301	1,227	2,484	3,767	4,785	5,408	5,741	5,857
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS		0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES		846	2,376	4,688	7,355	10,435	13,838	17,523	21,161	24,741
TOTAL INCOME		174,038	294,574	437,493	547,818	626,053	694,715	750,252	750,580	757,461
NET SURRENDERS AND MATURITIES		3,045	8,812	25,692	52,340	83,444	118,161	155,498	209,783	263,824
ANNUITY BENEFITS		0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0	0
DEATH BENEFITS		1,352	3,154	5,615	8,609	12,085	16,139	20,804	25,804	30,999
LESS: REINSURANCE BENEFITS		(942)	(2,112)	(3,609)	(5,315)	(7,187)	(9,247)	(11,486)	(13,821)	(16,173)
DIVIDENDS PAID		0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		3,349	2,861	3,253	3,253	3,253	3,253	3,253	3,253	3,253
MAINTENANCE EXPENSES		3,931	6,741	10,026	12,645	14,605	16,362	17,849	18,229	18,731
NET COMMISSIONS		25,265	29,767	39,504	45,844	50,304	54,241	57,432	58,154	59,148
NET TRANSFERS TO SEPARATE ACCOUNT		155,423	256,789	366,897	435,009	466,754	484,867	487,184	417,846	355,241
INCREASE IN LOADING		0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES		9,382	16,886	21,084	20,197	15,215	7,806	144	(5,007)	(4,902)
COST OF FINANCING		0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		200,804	322,898	468,463	572,582	638,473	691,582	730,679	714,241	710,121
STATUTORY GAIN		(26,766)	(28,324)	(30,970)	(24,764)	(12,420)	3,132	19,573	36,339	47,341
CAPITAL GAINS		0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0	0
BOOK PROFIT		(26,766)	(28,324)	(30,970)	(24,764)	(12,420)	3,132	19,573	36,339	47,341
FEDERAL INCOME TAX		(4,984)	(3,160)	(1,615)	1,681	5,916	13,075	18,351	22,195	24,199
AFTER-TAX PROFIT		(21,781)	(25,164)	(29,355)	(26,445)	(18,336)	(9,943)	1,222	14,144	23,141

INSURANCE INFORCE		2,612,411	4,848,347	7,349,609	9,777,708	12,119,640	14,373,187	16,538,067	18,555,534	20,435,479
ACCOUNT VALUE INFORCE		166,419	454,097	881,929	1,416,142	2,026,030	2,702,919	3,435,086	4,150,217	4,854,209
CASH VALUE INFORCE		182,103	492,191	947,347	1,507,944	2,139,197	2,829,981	3,568,316	4,284,253	4,988,901
SEPARATE ACCOUNT VALUE		166,419	454,097	881,929	1,416,142	2,026,030	2,702,919	3,435,086	4,150,217	4,854,209
GENERAL ACCOUNT LIABILITY		9,382	26,268	47,352	67,549	82,763	90,569	90,713	85,706	80,803
INTEREST MAINTENANCE RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE		0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY		0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY		0	0	0	0	0	0	0	0	0
TOTAL LIABILITY		175,800	480,364	929,280	1,483,691	2,108,793	2,793,488	3,525,799	4,235,923	4,935,012
RESERVE FINANCING BALANCE		0	0	0	0	0	0	0	0	0
TAX RESERVE		9,382	26,268	47,352	67,549	82,763	90,569	90,713	85,706	80,803
DAC PROXY TAX		12,758	32,921	61,149	93,933	128,074	162,299	195,158	222,233	244,033
POLICIES IN FORCE (UNSCALED)		3	6	8	11	14	16	18	21	23
FIRST YEAR COLLECTED PREMIUM		175,000	149,500	170,000	170,000	170,000	170,000	170,000	170,000	170,000
ANNUALIZED PREMIUM ISSUED		175,000	149,500	170,000	170,000	170,000	170,000	170,000	170,000	170,000
GROSS DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		(24,556)	(48,395)	(72,310)	(89,853)	(97,925)	(96,058)	(85,351)	(67,113)	(45,316)
PV AT 9.00% FEDERAL INCOME TAX		(4,573)	(7,233)	(8,479)	(7,289)	(3,444)	4,353	14,391	25,530	36,672
PV AT 9.00% AFTER-TAX PROFIT		(19,983)	(41,163)	(63,831)	(82,565)	(94,482)	(100,410)	(99,742)	(92,643)	(81,989)

PV AT 10.00% BOOK PROFIT		(24,333)	(47,741)	(71,009)	(87,923)	(95,635)	(93,867)	(83,823)	(66,870)	(46,793)
PV AT 10.00% FEDERAL INCOME TAX		(4,531)	(7,143)	(8,356)	(7,208)	(3,535)	3,846	13,263	23,617	33,880
PV AT 10.00% AFTER-TAX PROFIT		(19,801)	(40,598)	(62,653)	(80,715)	(92,100)	(97,713)	(97,086)	(90,487)	(80,673)

PV AT 11.00% BOOK PROFIT		(24,113)	(47,102)	(69,747)	(86,059)	(93,430)	(91,755)	(82,328)	(66,559)	(48,053)
PV AT 11.00% FEDERAL INCOME TAX		(4,490)	(7,055)	(8,236)	(7,129)	(3,618)	3,373	12,212	21,843	31,303
PV AT 11.00% AFTER-TAX PROFIT		(19,623)	(40,046)	(61,511)	(78,931)	(89,812)	(95,128)	(94,540)	(88,402)	(79,356)

YEAR ENDING December 31,	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
COLI
PREMIUMS	750,275	580,275	438,755	300,188	190,765	116,620	53,333	0	0	0	0
LESS: REINSURANCE PREMIUMS	(26,628)	(28,291)	(29,449)	(30,155)	(30,496)	(30,512)	(30,373)	(30,150)	(29,833)	(29,583)	(29,444)
NET INVESTMENT INCOME (Before Capital Gains)	5,965	6,303	5,859	4,911	3,650	2,362	1,356	770	485	400	313
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	28,219	30,763	32,408	33,162	33,430	32,712	31,645	30,190	28,720	27,297	25,932
TOTAL INCOME	757,831	589,050	447,573	308,107	197,349	121,183	55,961	810	(628)	(1,887)	(3,200)
NET SURRENDERS AND MATURITIES	320,627	373,978	423,363	460,957	488,352	500,282	508,716	512,810	499,597	483,330	465,121
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	36,395	40,634	44,390	47,603	50,233	52,589	54,688	56,452	58,183	60,090	62,221
LESS: REINSURANCE BENEFITS	(18,543)	(19,989)	(21,071)	(21,843)	(22,335)	(22,694)	(22,939)	(23,060)	(23,143)	(23,278)	(23,483)
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	3,253	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	19,092	15,623	12,673	9,775	7,460	5,853	4,465	3,280	3,163	3,048	2,936
NET COMMISSIONS	59,833	35,953	28,644	21,519	15,759	11,985	8,836	6,257	6,075	5,898	5,730
NET TRANSFERS TO SEPARATE ACCOUNT	283,738	62,081	(127,597)	(302,014)	(436,934)	(521,248)	(590,462)	(644,808)	(628,500)	(608,885)	(587,603)
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(5,266)	(14,099)	(22,494)	(26,547)	(25,078)	(19,558)	(11,720)	(3,828)	1,373	1,064	729
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	699,131	494,181	337,909	189,450	77,456	7,208	(48,417)	(92,897)	(83,252)	(78,732)	(74,348)
STATUTORY GAIN	58,700	94,869	109,664	118,657	119,893	113,975	104,378	93,707	82,624	76,845	71,148
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	58,700	94,869	109,664	118,657	119,893	113,975	104,378	93,707	82,624	76,845	71,148
FEDERAL INCOME TAX	26,151	32,687	33,330	32,754	30,921	28,034	24,529	21,233	19,373	19,373	19,406
AFTER-TAX PROFIT	32,549	62,182	76,334	85,903	88,972	85,940	79,848	72,474	63,251	57,472	51,742

INSURANCE INFORCE	22,174,801	21,246,664	20,208,511	19,112,854	18,003,983	16,922,899	15,872,392	14,856,593	13,933,353	13,104,177	12,367,240
ACCOUNT VALUE INFORCE	5,536,691	6,035,215	6,369,927	6,544,345	6,587,972	6,545,324	6,425,824	6,239,474	6,056,622	5,881,041	5,715,061
CASH VALUE INFORCE	5,671,383	6,154,671	6,465,394	6,611,558	6,628,248	6,564,230	6,431,272	6,239,474	6,056,622	5,881,041	5,715,061
SEPARATE ACCOUNT VALUE	5,536,691	6,035,215	6,369,927	6,544,345	6,587,972	6,545,324	6,425,824	6,239,474	6,056,622	5,881,041	5,715,061
GENERAL ACCOUNT LIABILITY	75,537	61,437	38,943	12,396	(12,682)	(32,240)	(43,961)	(47,788)	(46,415)	(45,351)	(44,622)
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	5,612,227	6,096,652	6,408,870	6,556,741	6,575,290	6,513,084	6,381,863	6,191,686	6,010,207	5,835,690	5,670,440
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	75,537	61,437	38,943	12,396	(12,682)	(32,240)	(43,961)	(47,788)	(46,415)	(45,351)	(44,622)
DAC PROXY TAX	260,051	258,574	244,138	219,064	187,517	153,640	119,346	86,305	59,032	37,538	21,837
POLICIES IN FORCE (UNSCALED)	25	23	22	21	20	19	18	17	16	15	14
FIRST YEAR COLLECTED PREMIUM	170,000	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	170,000	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	(20,521)	16,244	55,233	93,937	129,814	161,105	187,394	209,047	226,563	241,509	254,204
PV AT 9.00% FEDERAL INCOME TAX	47,719	60,386	72,236	82,920	92,173	99,869	106,047	110,954	115,061	118,829	122,291
PV AT 9.00% AFTER-TAX PROFIT	(68,240)	(44,142)	(17,003)	11,017	37,642	61,236	81,347	98,094	111,503	122,680	131,913

PV AT 10.00% BOOK PROFIT	(24,162)	9,089	44,032	78,402	109,974	137,258	159,974	178,514	193,374	205,939	216,515
PV AT 10.00% FEDERAL INCOME TAX	43,962	55,419	66,039	75,527	83,669	90,380	95,719	99,919	103,404	106,571	109,456
PV AT 10.00% AFTER-TAX PROFIT	(68,124)	(46,330)	(22,007)	2,876	26,305	46,878	64,256	78,594	89,970	99,368	107,059

PV AT 11.00% BOOK PROFIT	(27,380)	2,721	34,067	64,623	92,438	116,259	135,912	151,808	164,435	175,015	183,840
PV AT 11.00% FEDERAL INCOME TAX	40,513	50,884	60,411	68,846	76,019	81,878	86,497	90,099	93,059	95,727	98,134
PV AT 11.00% AFTER-TAX PROFIT	(67,892)	(48,163)	(26,344)	(4,222)	16,419	34,381	49,415	61,709	71,376	79,288	85,706

MILLIMAN

Ten Years OF NEW BUSINESS (000)

YEAR ENDING December 31,	2028	2029	2030	2031	2032	2033	2034	2035	2036
COLI
PREMIUMS	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	(29,408)	(29,495)	(29,754)	(30,103)	(30,634)	(31,139)	(31,643)	(32,154)	(32,685)
NET INVESTMENT INCOME (Before Capital Gains)	224	143	71	12	(36)	(74)	(105)	(130)	(153)
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	24,637	23,413	22,261	21,193	20,695	20,263	19,847	19,447	19,060
TOTAL INCOME	(4,547)	(5,940)	(7,421)	(8,899)	(9,974)	(10,950)	(11,900)	(12,837)	(13,779)
NET SURRENDERS AND MATURITIES	445,039	425,149	404,575	381,176	366,854	353,118	338,883	324,332	310,205
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	64,668	67,515	70,887	74,922	79,376	84,094	89,235	94,798	100,723
LESS: REINSURANCE BENEFITS	(23,787)	(24,206)	(24,766)	(25,496)	(26,295)	(27,066)	(27,882)	(28,745)	(29,620)
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	2,826	2,717	2,609	2,503	2,399	2,295	2,194	2,094	1,997
NET COMMISSIONS	5,574	5,430	5,298	5,180	5,069	4,963	4,861	4,762	4,667
NET TRANSFERS TO SEPARATE ACCOUNT	(564,807)	(543,162)	(521,973)	(499,247)	(486,485)	(474,952)	(463,681)	(452,770)	(442,751)
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	399	133	(82)	(365)	(390)	(411)	(435)	(462)	(453)
COST OF FINANCING	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	(70,088)	(66,424)	(63,453)	(61,329)	(59,473)	(57,958)	(56,826)	(55,990)	(55,232)
STATUTORY GAIN	65,541	60,484	56,032	52,430	49,498	47,008	44,926	43,153	41,453
CAPITAL GAINS	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0
BOOK PROFIT	65,541	60,484	56,032	52,430	49,498	47,008	44,926	43,153	41,453
FEDERAL INCOME TAX	19,239	18,844	18,281	17,683	17,069	16,424	15,766	15,146	14,552
AFTER-TAX PROFIT	46,301	41,640	37,751	34,747	32,430	30,584	29,159	28,006	26,901

INSURANCE INFORCE	11,716,124	11,128,349	10,594,519	10,114,524	9,663,076	9,236,322	8,833,423	8,454,546	8,097,959
ACCOUNT VALUE INFORCE	5,561,032	5,418,662	5,288,379	5,172,776	5,061,845	4,954,605	4,851,088	4,751,216	4,654,337
CASH VALUE INFORCE	5,561,032	5,418,662	5,288,379	5,172,776	5,061,845	4,954,605	4,851,088	4,751,216	4,654,337
SEPARATE ACCOUNT VALUE	5,561,032	5,418,662	5,288,379	5,172,776	5,061,845	4,954,605	4,851,088	4,751,216	4,654,337
GENERAL ACCOUNT LIABILITY	(44,223)	(44,090)	(44,172)	(44,537)	(44,928)	(45,339)	(45,774)	(46,236)	(46,689)
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	5,516,809	5,374,572	5,244,207	5,128,239	5,016,917	4,909,267	4,805,314	4,704,980	4,607,648
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	(44,223)	(44,090)	(44,172)	(44,537)	(44,928)	(45,339)	(45,774)	(46,236)	(46,689)
DAC PROXY TAX	11,265	4,621	819	(1,089)	(1,820)	(1,903)	(1,782)	(1,660)	(1,536)
POLICIES IN FORCE (UNSCALED)	13	13	12	11	11	10	9	9	8
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	264,933	274,016	281,737	288,364	294,104	299,106	303,491	307,355	310,761
PV AT 9.00% FEDERAL INCOME TAX	125,441	128,271	130,789	133,025	135,004	136,751	138,290	139,647	140,842
PV AT 9.00% AFTER-TAX PROFIT	139,492	145,746	150,947	155,339	159,100	162,354	165,200	167,708	169,918

PV AT 10.00% BOOK PROFIT	225,371	232,802	239,059	244,382	248,951	252,895	256,322	259,314	261,927
PV AT 10.00% FEDERAL INCOME TAX	112,056	114,371	116,412	118,208	119,783	121,161	122,364	123,414	124,331
PV AT 10.00% AFTER-TAX PROFIT	113,315	118,431	122,647	126,175	129,168	131,734	133,958	135,900	137,596

PV AT 11.00% BOOK PROFIT	191,163	197,252	202,334	206,618	210,261	213,378	216,062	218,385	220,395
PV AT 11.00% FEDERAL INCOME TAX	100,284	102,181	103,839	105,283	106,540	107,629	108,571	109,386	110,091
PV AT 11.00% AFTER-TAX PROFIT	90,880	95,072	98,495	101,334	103,722	105,750	107,492	108,999	110,303

YEAR ENDING December 31,	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046
COLI
PREMIUMS	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	(33,196)	(29,962)	(27,237)	(24,005)	(20,759)	(17,442)	(14,081)	(10,650)	(7,155)	(3,596)
NET INVESTMENT INCOME (Before Capital Gains)	(177)	(165)	(156)	(141)	(126)	(109)	(92)	(73)	(53)	(29)
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	18,538	16,458	14,635	12,663	10,728	8,829	6,965	5,135	3,339	1,580
TOTAL INCOME	(14,835)	(13,669)	(12,758)	(11,484)	(10,157)	(8,722)	(7,208)	(5,589)	(3,868)	(2,045)
NET SURRENDERS AND MATURITIES	725,776	626,235	644,285	610,523	579,119	549,129	520,558	493,437	467,346	441,924
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	105,795	97,420	90,355	81,184	71,414	61,037	50,058	38,355	25,902	12,741
LESS: REINSURANCE BENEFITS	(30,207)	(27,467)	(25,071)	(22,198)	(19,238)	(16,192)	(13,093)	(9,889)	(6,574)	(3,183)
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	1,889	1,651	1,442	1,226	1,021	826	640	464	296	138
NET COMMISSIONS	4,574	4,059	3,617	3,134	2,660	2,196	1,739	1,291	852	421
NET TRANSFERS TO SEPARATE ACCOUNT	(861,558)	(750,037)	(757,904)	(711,710)	(667,402)	(623,955)	(581,357)	(539,555)	(498,132)	(456,903)
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	4,667	3,966	4,606	4,615	4,677	4,703	4,760	4,841	4,912	4,943
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	(49,065)	(44,173)	(38,671)	(33,225)	(27,749)	(22,256)	(16,694)	(11,055)	(5,397)	80
STATUTORY GAIN	34,230	30,504	25,913	21,741	17,591	13,534	9,486	5,466	1,529	(2,125)
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	34,230	30,504	25,913	21,741	17,591	13,534	9,486	5,466	1,529	(2,125)
FEDERAL INCOME TAX	12,018	10,711	9,099	7,635	6,177	4,752	3,331	1,919	536	(747)
AFTER-TAX PROFIT	22,213	19,793	16,814	14,106	11,415	8,782	6,156	3,547	992	(1,378)

INSURANCE INFORCE	7,097,077	6,237,431	5,338,078	4,478,445	3,654,083	2,863,504	2,104,534	1,374,784	673,406	0
ACCOUNT VALUE INFORCE	4,129,195	3,677,812	3,185,481	2,703,561	2,230,843	1,767,111	1,312,149	865,774	428,234	0
CASH VALUE INFORCE	4,129,195	3,677,812	3,185,481	2,703,561	2,230,843	1,767,111	1,312,149	865,774	428,234	0
SEPARATE ACCOUNT VALUE	4,129,195	3,677,812	3,185,481	2,703,561	2,230,843	1,767,111	1,312,149	865,774	428,234	0
GENERAL ACCOUNT LIABILITY	(42,023)	(38,057)	(33,451)	(28,835)	(24,159)	(19,456)	(14,696)	(9,855)	(4,943)	0
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	4,087,172	3,639,755	3,152,030	2,674,726	2,206,684	1,747,655	1,297,453	855,919	423,291	0
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	(42,023)	(38,057)	(33,451)	(28,835)	(24,159)	(19,456)	(14,696)	(9,855)	(4,943)	0
DAC PROXY TAX	(1,430)	(1,224)	(1,049)	(873)	(712)	(564)	(430)	(308)	(200)	(104)
POLICIES IN FORCE (UNSCALED)	7	6	5	4	3	3	2	1	1	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	313,340	315,450	317,094	318,359	319,298	319,961	320,388	320,613	320,671	320,597
PV AT 9.00% FEDERAL INCOME TAX	141,748	142,489	143,066	143,510	143,840	144,073	144,222	144,302	144,322	144,296
PV AT 9.00% AFTER-TAX PROFIT	171,593	172,961	174,028	174,849	175,458	175,889	176,165	176,311	176,349	176,301

PV AT 10.00% BOOK PROFIT	263,889	265,478	266,705	267,641	268,330	268,812	269,119	269,279	269,320	269,269
PV AT 10.00% FEDERAL INCOME TAX	125,020	125,578	126,009	126,338	126,579	126,749	126,856	126,913	126,927	126,909
PV AT 10.00% AFTER-TAX PROFIT	138,869	139,900	140,696	141,304	141,751	142,063	142,262	142,367	142,393	142,360

PV AT 11.00% BOOK PROFIT	221,890	223,091	224,009	224,704	225,210	225,561	225,782	225,897	225,926	225,890
PV AT 11.00% FEDERAL INCOME TAX	110,616	111,038	111,361	111,604	111,782	111,905	111,983	112,024	112,034	112,021
PV AT 11.00% AFTER-TAX PROFIT	111,274	112,053	112,649	113,099	113,428	113,655	113,799	113,874	113,893	113,869

MILLIMAN

O:\017\nat01\10\0712\TotComp\	Nationwide Financial
nat10_0712_06.xls	LINE OF BUSINESS PROJECTION
Ten Years OF NEW BUSINESS (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
RP - PRIVATE SECTOR
PREMIUMS		0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS		0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)		0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS		0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES		6,507	23,509	49,138	83,936	129,310	182,831	243,342	310,281	383,315
TOTAL INCOME		6,507	23,509	49,138	83,936	129,310	182,831	243,342	310,281	383,315
NET SURRENDERS AND MATURITIES		0	0	0	0	0	0	0	0	0
ANNUITY BENEFITS		0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0	0
DEATH BENEFITS		0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS		0	0	0	0	0	0	0	0	0
DIVIDENDS PAID		0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		4,800	10,520	13,260	16,576	20,720	22,853	25,138	27,652	30,417
MAINTENANCE EXPENSES		2,831	8,899	16,940	27,861	42,132	58,513	77,141	97,890	120,672
NET COMMISSIONS		4,876	13,946	24,450	38,487	56,698	76,720	99,323	124,418	152,000
NET TRANSFERS TO SEPARATE ACCOUNT		0	0	0	0	0	0	0	0	0
INCREASE IN LOADING		0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES		0	0	0	0	0	0	0	0	0
COST OF FINANCING		0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		12,507	33,365	54,650	82,924	119,549	158,086	201,602	249,960	303,089
STATUTORY GAIN		(6,000)	(9,856)	(5,513)	1,012	9,761	24,745	41,740	60,321	80,227
CAPITAL GAINS		0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0	0
BOOK PROFIT		(6,000)	(9,856)	(5,513)	1,012	9,761	24,745	41,740	60,321	80,227
FEDERAL INCOME TAX		(2,100)	(3,450)	(1,929)	354	3,416	8,661	14,609	21,112	28,079
AFTER-TAX PROFIT		(3,900)	(6,406)	(3,583)	658	6,345	16,084	27,131	39,209	52,147

INSURANCE INFORCE		0	0	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE		0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE		0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE		0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY		0	0	0	0	0	0	0	0	0
INTEREST MAINTENANCE RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE		0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY		0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY		588,927	2,029,610	4,117,599	6,953,291	10,650,775	14,972,755	19,874,943	25,323,852	31,295,264
TOTAL LIABILITY		588,927	2,029,610	4,117,599	6,953,291	10,650,775	14,972,755	19,874,943	25,323,852	31,295,264
RESERVE FINANCING BALANCE		0	0	0	0	0	0	0	0	0
TAX RESERVE		0	0	0	0	0	0	0	0	0
DAC PROXY TAX		0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)		0	0	0	0	0	0	0	0	0
FIRST YEAR COLLECTED PREMIUM		600,000	1,315,021	1,657,545	2,071,982	2,589,953	2,856,576	3,142,233	3,456,457	3,802,102
ANNUALIZED PREMIUM ISSUED		600,000	1,315,021	1,657,545	2,071,982	2,589,953	2,856,576	3,142,233	3,456,457	3,802,102
GROSS DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		(5,505)	(13,800)	(18,057)	(17,340)	(10,996)	3,759	26,592	56,865	93,803
PV AT 9.00% FEDERAL INCOME TAX		(1,927)	(4,830)	(6,320)	(6,069)	(3,849)	1,316	9,307	19,903	32,831
PV AT 9.00% AFTER-TAX PROFIT		(3,578)	(8,970)	(11,737)	(11,271)	(7,147)	2,443	17,285	36,962	60,972

PV AT 10.00% BOOK PROFIT		(5,455)	(13,600)	(17,742)	(17,050)	(10,990)	2,978	24,398	52,538	86,562
PV AT 10.00% FEDERAL INCOME TAX		(1,909)	(4,760)	(6,210)	(5,968)	(3,846)	1,042	8,539	18,388	30,297
PV AT 10.00% AFTER-TAX PROFIT		(3,546)	(8,840)	(11,532)	(11,083)	(7,143)	1,936	15,858	34,149	56,265

PV AT 11.00% BOOK PROFIT		(5,405)	(13,405)	(17,435)	(16,769)	(10,976)	2,253	22,358	48,533	79,895
PV AT 11.00% FEDERAL INCOME TAX		(1,892)	(4,692)	(6,102)	(5,869)	(3,842)	789	7,825	16,986	27,963
PV AT 11.00% AFTER-TAX PROFIT		(3,514)	(8,713)	(11,333)	(10,900)	(7,135)	1,465	14,533	31,546	51,932

YEAR ENDING December 31,	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
RP - PRIVATE SECTOR
PREMIUMS	0	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	462,212	498,192	513,771	515,769	506,642	488,343	464,321	437,175	408,259	378,857	350,005
TOTAL INCOME	462,212	498,192	513,771	515,769	506,642	488,343	464,321	437,175	408,259	378,857	350,005
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0	0	0	0	0
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	33,458	819	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	145,425	150,909	156,831	158,821	157,334	153,064	146,884	139,474	131,201	122,474	113,687
NET COMMISSIONS	182,361	179,020	186,004	189,075	188,694	185,285	179,981	173,690	166,426	158,492	147,930
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	0	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	361,245	330,748	342,835	347,896	346,028	338,348	326,865	313,164	297,627	280,966	261,617
STATUTORY GAIN	100,967	167,444	170,935	167,873	160,614	149,995	137,456	124,011	110,632	97,891	88,388
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	100,967	167,444	170,935	167,873	160,614	149,995	137,456	124,011	110,632	97,891	88,388
FEDERAL INCOME TAX	35,338	58,605	59,827	58,756	56,215	52,498	48,110	43,404	38,721	34,262	30,936
AFTER-TAX PROFIT	65,628	108,838	111,108	109,118	104,399	97,497	89,346	80,607	71,911	63,629	57,452

INSURANCE INFORCE	0	0	0	0	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	0	0	0	0	0	0	0	0	0	0	0
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	37,768,168	40,335,687	41,770,993	42,157,650	41,642,435	40,439,835	38,795,642	36,818,265	34,645,284	32,348,602	30,109,051
TOTAL LIABILITY	37,768,168	40,335,687	41,770,993	42,157,650	41,642,435	40,439,835	38,795,642	36,818,265	34,645,284	32,348,602	30,109,051
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	0	0	0	0	0	0	0	0	0	0	0
DAC PROXY TAX	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	0	0	0	0	0	0	0	0	0	0
FIRST YEAR COLLECTED PREMIUM	4,182,313	102,373	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	4,182,313	102,373	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	136,453	201,343	262,116	316,873	364,936	406,115	440,736	469,392	492,845	511,884	527,655
PV AT 9.00% FEDERAL INCOME TAX	47,759	70,470	91,741	110,906	127,728	142,140	154,258	164,287	172,496	179,159	184,679
PV AT 9.00% AFTER-TAX PROFIT	88,694	130,873	170,376	205,967	237,208	263,975	286,479	305,105	320,349	332,725	342,976

PV AT 10.00% BOOK PROFIT	125,489	184,177	238,642	287,269	329,563	365,471	395,385	419,920	439,818	455,824	468,963
PV AT 10.00% FEDERAL INCOME TAX	43,921	64,462	83,525	100,544	115,347	127,915	138,385	146,972	153,936	159,539	164,137
PV AT 10.00% AFTER-TAX PROFIT	81,568	119,715	155,117	186,725	214,216	237,556	257,000	272,948	285,882	296,286	304,826

PV AT 11.00% BOOK PROFIT	115,454	168,581	217,442	260,671	297,933	329,283	355,164	376,201	393,108	406,585	417,548
PV AT 11.00% FEDERAL INCOME TAX	40,409	59,003	76,105	91,235	104,277	115,249	124,308	131,670	137,588	142,305	146,142
PV AT 11.00% AFTER-TAX PROFIT	75,045	109,578	141,337	169,436	193,656	214,034	230,857	244,530	255,520	264,280	271,406

MILLIMAN

Ten Years OF NEW BUSINESS (000)

YEAR ENDING December 31,	2028	2029	2030	2031	2032	2033	2034	2035	2036
RP - PRIVATE SECTOR
PREMIUMS	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	322,583	295,970	270,536	246,526	224,057	203,182	183,789	165,788	149,165
TOTAL INCOME	322,583	295,970	270,536	246,526	224,057	203,182	183,789	165,788	149,165
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0	0	0
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	105,240	96,947	88,927	81,263	74,013	67,209	60,867	54,991	49,574
NET COMMISSIONS	137,417	126,967	116,765	106,943	97,595	88,778	80,526	72,854	65,759
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	242,657	223,915	205,691	188,207	171,608	155,987	141,393	127,845	115,333
STATUTORY GAIN	79,926	72,056	64,844	58,320	52,449	47,195	42,395	37,943	33,832
CAPITAL GAINS	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0
BOOK PROFIT	79,926	72,056	64,844	58,320	52,449	47,195	42,395	37,943	33,832
FEDERAL INCOME TAX	27,974	25,219	22,696	20,412	18,357	16,518	14,838	13,280	11,841
AFTER-TAX PROFIT	51,952	46,836	42,149	37,908	34,092	30,677	27,557	24,663	21,991

INSURANCE INFORCE	0	0	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	0	0	0	0	0	0	0	0	0
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	27,887,565	25,701,727	23,584,751	21,559,819	19,642,286	17,841,417	16,161,909	14,604,948	13,169,018
TOTAL LIABILITY	27,887,565	25,701,727	23,584,751	21,559,819	19,642,286	17,841,417	16,161,909	14,604,948	13,169,018
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	0	0	0	0	0	0	0	0	0
DAC PROXY TAX	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	0	0	0	0	0	0	0	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	540,739	551,560	560,495	567,867	573,949	578,970	583,108	586,506	589,286
PV AT 9.00% FEDERAL INCOME TAX	189,259	193,046	196,173	198,753	200,882	202,640	204,088	205,277	206,250
PV AT 9.00% AFTER-TAX PROFIT	351,480	358,514	364,322	369,113	373,067	376,331	379,020	381,229	383,036

PV AT 10.00% BOOK PROFIT	479,763	488,615	495,857	501,778	506,618	510,578	513,812	516,443	518,576
PV AT 10.00% FEDERAL INCOME TAX	167,917	171,015	173,550	175,622	177,316	178,702	179,834	180,755	181,502
PV AT 10.00% AFTER-TAX PROFIT	311,846	317,600	322,307	326,155	329,302	331,876	333,978	335,688	337,074

PV AT 11.00% BOOK PROFIT	426,479	433,733	439,614	444,379	448,240	451,369	453,902	455,944	457,585
PV AT 11.00% FEDERAL INCOME TAX	149,268	151,807	153,865	155,533	156,884	157,979	158,866	159,581	160,155
PV AT 11.00% AFTER-TAX PROFIT	277,212	281,927	285,749	288,846	291,356	293,390	295,036	296,364	297,430

YEAR ENDING December 31,	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046
RP - PRIVATE SECTOR
PREMIUMS	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	133,754	118,208	102,481	87,473	73,005	58,888	45,666	33,202	21,367	10,025
TOTAL INCOME	133,754	118,208	102,481	87,473	73,005	58,888	45,666	33,202	21,367	10,025
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0	0	0	0
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	44,560	39,480	34,320	29,382	24,591	19,887	15,458	11,264	7,263	3,414
NET COMMISSIONS	59,174	52,478	45,656	39,115	32,757	26,505	20,613	15,026	9,692	4,558
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	103,733	91,958	79,976	68,497	57,347	46,391	36,071	26,291	16,955	7,971
STATUTORY GAIN	30,021	26,249	22,505	18,976	15,657	12,497	9,595	6,911	4,411	2,053
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	30,021	26,249	22,505	18,976	15,657	12,497	9,595	6,911	4,411	2,053
FEDERAL INCOME TAX	10,507	9,187	7,877	6,642	5,480	4,374	3,358	2,419	1,544	719
AFTER-TAX PROFIT	19,513	17,062	14,628	12,334	10,177	8,123	6,237	4,492	2,867	1,335

INSURANCE INFORCE	0	0	0	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	0	0	0	0	0	0	0	0	0	0
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	11,705,985	10,202,706	8,760,654	7,359,050	5,973,482	4,667,099	3,428,150	2,244,979	1,106,056	0
TOTAL LIABILITY	11,705,985	10,202,706	8,760,654	7,359,050	5,973,482	4,667,099	3,428,150	2,244,979	1,106,056	0
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	0	0	0	0	0	0	0	0	0	0
DAC PROXY TAX	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	0	0	0	0	0	0	0	0	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	591,548	593,363	594,791	595,895	596,731	597,344	597,775	598,060	598,227	598,298
PV AT 9.00% FEDERAL INCOME TAX	207,042	207,677	208,177	208,563	208,856	209,070	209,221	209,321	209,379	209,404
PV AT 9.00% AFTER-TAX PROFIT	384,506	385,686	386,614	387,332	387,875	388,273	388,554	388,739	388,847	388,894

PV AT 10.00% BOOK PROFIT	520,296	521,664	522,730	523,547	524,160	524,604	524,915	525,118	525,236	525,286
PV AT 10.00% FEDERAL INCOME TAX	182,104	182,582	182,955	183,241	183,456	183,612	183,720	183,791	183,833	183,850
PV AT 10.00% AFTER-TAX PROFIT	338,193	339,082	339,774	340,306	340,704	340,993	341,195	341,327	341,403	341,436

PV AT 11.00% BOOK PROFIT	458,896	459,929	460,727	461,333	461,784	462,108	462,332	462,477	462,561	462,596
PV AT 11.00% FEDERAL INCOME TAX	160,614	160,975	161,254	161,467	161,624	161,738	161,816	161,867	161,896	161,909
PV AT 11.00% AFTER-TAX PROFIT	298,283	298,954	299,473	299,867	300,159	300,370	300,516	300,610	300,665	300,687

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
Ten Years OF NEW BUSINESS (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
RP - PUBLIC SECTOR
PREMIUMS		66,944	206,862	356,112	512,477	676,310	850,735	1,039,510	1,243,999	1,465,875
LESS: REINSURANCE PREMIUMS		0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)		311	2,531	6,989	13,700	22,691	34,003	47,744	64,043	83,049
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS		0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES		5,942	13,147	21,752	31,728	38,385	46,347	55,685	66,453	78,725
TOTAL INCOME		73,197	222,539	384,853	557,905	737,386	931,086	1,142,938	1,374,495	1,627,648
NET SURRENDERS AND MATURITIES		1,606	13,639	36,935	73,038	123,096	188,034	269,098	367,620	485,188
ANNUITY BENEFITS		0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0	0
DEATH BENEFITS		0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS		0	0	0	0	0	0	0	0	0
DIVIDENDS PAID		0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		1,207	2,654	3,016	3,257	3,498	3,800	4,180	4,598	5,057
MAINTENANCE EXPENSES		396	1,921	4,530	8,247	13,103	19,148	26,462	35,124	45,223
NET COMMISSIONS		0	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT		43,747	129,511	213,986	293,657	367,797	437,787	505,227	569,923	631,798
INCREASE IN LOADING		0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES		21,628	65,505	110,213	155,501	201,390	248,727	298,525	351,114	406,798
COST OF FINANCING		0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		68,584	213,231	368,680	533,699	708,884	897,496	1,103,492	1,328,380	1,574,064
STATUTORY GAIN		4,613	9,309	16,173	24,206	28,502	33,590	39,446	46,115	53,584
CAPITAL GAINS		0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0	0
BOOK PROFIT		4,613	9,309	16,173	24,206	28,502	33,590	39,446	46,115	53,584
FEDERAL INCOME TAX		1,593	3,147	5,365	7,894	9,012	11,757	13,806	16,140	18,754
AFTER-TAX PROFIT		3,021	6,162	10,808	16,312	19,490	21,834	25,640	29,975	34,830

INSURANCE INFORCE		66,402	269,838	617,499	1,113,146	1,760,079	2,564,055	3,533,929	4,679,239	6,010,320
ACCOUNT VALUE INFORCE		66,402	269,838	617,499	1,113,146	1,760,079	2,564,055	3,533,929	4,679,239	6,010,320
CASH VALUE INFORCE		66,402	269,838	617,499	1,113,146	1,760,079	2,564,055	3,533,929	4,679,239	6,010,320
SEPARATE ACCOUNT VALUE		44,774	182,704	420,153	760,299	1,205,842	1,761,091	2,432,440	3,226,636	4,150,919
GENERAL ACCOUNT LIABILITY		21,628	87,133	197,346	352,847	554,237	802,964	1,101,489	1,452,603	1,859,401
INTEREST MAINTENANCE RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE		0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY		0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY		84,282	354,765	834,384	1,532,016	2,455,017	3,613,870	5,023,533	6,700,337	8,661,787
TOTAL LIABILITY		150,685	624,603	1,451,883	2,645,162	4,215,096	6,177,925	8,557,462	11,379,576	14,672,107
RESERVE FINANCING BALANCE		0	0	0	0	0	0	0	0	0
TAX RESERVE		21,628	87,133	197,346	352,847	554,237	802,964	1,101,489	1,452,603	1,859,401
DAC PROXY TAX		0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)		1,699	3,725	5,907	8,247	10,746	13,486	16,493	19,792	23,413
FIRST YEAR COLLECTED PREMIUM		150,868	331,734	376,959	407,115	437,271	474,970	522,467	574,714	632,185
ANNUALIZED PREMIUM ISSUED		150,868	331,734	376,959	407,115	437,271	474,970	522,467	574,714	632,185
GROSS DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		4,233	12,068	24,556	41,704	60,228	80,257	101,836	124,979	149,651
PV AT 9.00% FEDERAL INCOME TAX		1,461	4,110	8,253	13,845	19,702	26,712	34,265	42,365	51,000
PV AT 9.00% AFTER-TAX PROFIT		2,771	7,958	16,304	27,859	40,526	53,545	67,571	82,614	98,651

PV AT 10.00% BOOK PROFIT		4,194	11,887	24,038	40,571	58,269	77,229	97,472	118,985	141,710
PV AT 10.00% FEDERAL INCOME TAX		1,448	4,048	8,079	13,471	19,067	25,703	32,788	40,317	48,271
PV AT 10.00% AFTER-TAX PROFIT		2,746	7,839	15,959	27,100	39,202	51,526	64,684	78,667	93,439

PV AT 11.00% BOOK PROFIT		4,156	11,711	23,537	39,482	56,397	74,355	93,355	113,366	134,313
PV AT 11.00% FEDERAL INCOME TAX		1,435	3,989	7,912	13,111	18,460	24,745	31,395	38,399	45,731
PV AT 11.00% AFTER-TAX PROFIT		2,721	7,723	15,625	26,371	37,937	49,610	61,960	74,967	88,582

YEAR ENDING December 31,	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
RP - PUBLIC SECTOR
PREMIUMS	1,706,926	1,791,305	1,723,037	1,669,893	1,618,599	1,569,020	1,521,110	1,474,833	1,430,057	1,386,743	1,344,993
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	104,919	128,999	151,327	171,652	190,109	206,741	221,572	234,649	246,002	255,667	263,690
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	92,585	103,481	112,733	120,967	128,285	134,653	140,010	144,378	147,804	150,304	151,895
TOTAL INCOME	1,904,431	2,023,785	1,987,096	1,962,512	1,936,993	1,910,414	1,882,693	1,853,859	1,823,864	1,792,714	1,760,578
NET SURRENDERS AND MATURITIES	623,538	780,220	934,183	1,087,434	1,237,439	1,383,199	1,524,243	1,660,140	1,790,283	1,913,844	2,029,968
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	5,563	2,912	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	56,852	69,063	80,118	90,426	99,959	108,697	116,621	123,713	129,955	135,334	139,841
NET COMMISSIONS	0	0	0	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	690,879	630,822	467,788	313,115	162,051	15,162	(127,204)	(264,695)	(396,622)	(522,373)	(641,610)
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	465,764	471,012	427,156	389,854	353,031	316,846	281,392	246,730	212,644	179,228	147,010
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	1,842,597	1,954,029	1,909,246	1,880,828	1,852,480	1,823,904	1,795,052	1,765,888	1,736,260	1,706,033	1,675,209
STATUTORY GAIN	61,834	69,756	77,851	81,684	84,514	86,511	87,641	87,971	87,604	86,681	85,369
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	61,834	69,756	77,851	81,684	84,514	86,511	87,641	87,971	87,604	86,681	85,369
FEDERAL INCOME TAX	21,642	24,415	27,248	28,589	29,580	30,279	30,674	30,790	30,661	30,338	29,879
AFTER-TAX PROFIT	40,192	45,341	50,603	53,094	54,934	56,232	56,967	57,181	56,943	56,342	55,490

INSURANCE INFORCE	7,538,335	9,099,037	10,535,748	11,857,469	13,062,199	14,148,476	15,115,162	15,961,347	16,686,414	17,290,352	17,773,955
ACCOUNT VALUE INFORCE	7,538,335	9,099,037	10,535,748	11,857,469	13,062,199	14,148,476	15,115,162	15,961,347	16,686,414	17,290,352	17,773,955
CASH VALUE INFORCE	7,538,335	9,099,037	10,535,748	11,857,469	13,062,199	14,148,476	15,115,162	15,961,347	16,686,414	17,290,352	17,773,955
SEPARATE ACCOUNT VALUE	5,213,170	6,302,860	7,312,415	8,244,282	9,095,982	9,865,412	10,550,707	11,150,162	11,662,585	12,087,295	12,423,888
GENERAL ACCOUNT LIABILITY	2,325,165	2,796,177	3,223,333	3,613,187	3,966,218	4,283,064	4,564,455	4,811,185	5,023,829	5,203,057	5,350,067
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	10,926,709	13,291,416	15,529,372	17,623,952	19,570,164	21,362,903	22,997,073	24,467,618	25,769,954	26,900,305	27,855,729
TOTAL LIABILITY	18,465,044	22,390,453	26,065,120	29,481,421	32,632,364	35,511,379	38,112,236	40,428,965	42,456,368	44,190,658	45,629,684
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	2,325,165	2,796,177	3,223,333	3,613,187	3,966,218	4,283,064	4,564,455	4,811,185	5,023,829	5,203,057	5,350,067
DAC PROXY TAX	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	27,388	27,237	27,098	26,967	26,835	26,704	26,573	26,443	26,313	26,184	26,057
FIRST YEAR COLLECTED PREMIUM	695,404	364,037	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	695,404	364,037	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	175,770	202,803	230,481	257,125	282,415	306,166	328,240	348,568	367,139	383,998	399,230
PV AT 9.00% FEDERAL INCOME TAX	60,142	69,603	79,291	88,616	97,467	105,780	113,506	120,621	127,121	133,021	138,353
PV AT 9.00% AFTER-TAX PROFIT	115,629	133,200	151,191	168,509	184,948	200,386	214,734	227,947	240,019	250,977	260,878

PV AT 10.00% BOOK PROFIT	165,549	189,998	214,804	238,465	260,720	281,430	300,503	317,908	333,664	347,837	360,527
PV AT 10.00% FEDERAL INCOME TAX	56,615	65,172	73,854	82,135	89,925	97,173	103,849	109,940	115,455	120,416	124,857
PV AT 10.00% AFTER-TAX PROFIT	108,934	124,826	140,950	156,329	170,795	184,257	196,654	207,967	218,209	227,421	235,670

PV AT 11.00% BOOK PROFIT	156,090	178,222	200,475	221,510	241,117	259,198	275,700	290,623	304,011	315,945	326,533
PV AT 11.00% FEDERAL INCOME TAX	53,352	61,099	68,887	76,249	83,112	89,440	95,216	100,439	105,125	109,302	113,008
PV AT 11.00% AFTER-TAX PROFIT	102,737	117,123	131,588	145,260	158,005	169,757	180,484	190,184	198,886	206,643	213,526

MILLIMAN

Ten Years OF NEW BUSINESS (000)

YEAR ENDING December 31,	2028	2029	2030	2031	2032	2033	2034	2035	2036
RP - PUBLIC SECTOR
PREMIUMS	1,304,704	1,265,703	1,228,060	1,191,772	1,156,717	1,122,896	1,095,527	1,075,203	1,056,832
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	270,143	275,067	278,521	280,574	281,310	281,084	282,288	287,094	296,420
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	152,595	152,441	151,478	149,745	147,288	144,271	139,491	132,636	125,556
TOTAL INCOME	1,727,441	1,693,212	1,658,058	1,622,091	1,585,316	1,548,251	1,517,307	1,494,933	1,478,809
NET SURRENDERS AND MATURITIES	2,137,581	2,235,628	2,323,875	2,401,939	2,469,131	2,463,180	2,349,291	2,202,419	2,031,757
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	143,474	146,238	148,144	149,207	149,447	149,022	148,863	149,321	150,685
NET COMMISSIONS	0	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	(753,288)	(856,330)	(950,732)	(1,036,235)	(1,112,121)	(1,138,594)	(1,104,097)	(1,057,625)	(995,188)
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	115,902	85,690	56,808	29,552	3,831	2,377	55,410	139,246	236,283
COST OF FINANCING	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	1,643,669	1,611,227	1,578,096	1,544,464	1,510,289	1,475,984	1,449,467	1,433,362	1,423,538
STATUTORY GAIN	83,772	81,985	79,963	77,627	75,027	72,267	67,840	61,571	55,271
CAPITAL GAINS	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0
BOOK PROFIT	83,772	81,985	79,963	77,627	75,027	72,267	67,840	61,571	55,271
FEDERAL INCOME TAX	29,320	28,695	27,987	27,169	26,260	25,293	23,744	21,550	19,345
AFTER-TAX PROFIT	54,452	53,290	51,976	50,458	48,768	46,974	44,096	40,021	35,926

INSURANCE INFORCE	18,138,938	18,387,974	18,524,294	18,551,824	18,475,315	18,363,128	18,332,765	18,431,430	18,693,286
ACCOUNT VALUE INFORCE	18,138,938	18,387,974	18,524,294	18,551,824	18,475,315	18,363,128	18,332,765	18,431,430	18,693,286
CASH VALUE INFORCE	18,138,938	18,387,974	18,524,294	18,551,824	18,475,315	18,363,128	18,332,765	18,431,430	18,693,286
SEPARATE ACCOUNT VALUE	12,672,969	12,836,315	12,915,826	12,913,805	12,833,464	12,718,901	12,633,128	12,592,547	12,618,120
GENERAL ACCOUNT LIABILITY	5,465,969	5,551,660	5,608,467	5,638,019	5,641,851	5,644,227	5,699,637	5,838,882	6,075,166
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	28,634,914	29,238,369	29,666,925	29,922,325	30,008,004	30,040,177	30,178,778	30,451,076	30,906,085
TOTAL LIABILITY	46,773,853	47,626,343	48,191,219	48,474,150	48,483,318	48,403,305	48,511,543	48,882,506	49,599,370
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	5,465,969	5,551,660	5,608,467	5,638,019	5,641,851	5,644,227	5,699,637	5,838,882	6,075,166
DAC PROXY TAX	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	25,929	25,803	25,678	25,554	25,429	25,305	25,182	25,060	24,938
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	412,943	425,256	436,273	446,086	454,787	462,475	469,097	474,611	479,151
PV AT 9.00% FEDERAL INCOME TAX	143,152	147,462	151,318	154,752	157,797	160,488	162,806	164,736	166,325
PV AT 9.00% AFTER-TAX PROFIT	269,791	277,794	284,956	291,334	296,989	301,987	306,291	309,875	312,826

PV AT 10.00% BOOK PROFIT	371,847	381,918	390,848	398,729	405,654	411,718	416,892	421,162	424,646
PV AT 10.00% FEDERAL INCOME TAX	128,819	132,344	135,470	138,228	140,652	142,774	144,585	146,079	147,299
PV AT 10.00% AFTER-TAX PROFIT	243,028	249,574	255,379	260,501	265,002	268,944	272,307	275,083	277,347

PV AT 11.00% BOOK PROFIT	335,894	344,147	351,399	357,742	363,264	368,057	372,110	375,423	378,103
PV AT 11.00% FEDERAL INCOME TAX	116,284	119,173	121,711	123,931	125,864	127,541	128,959	130,119	131,057
PV AT 11.00% AFTER-TAX PROFIT	219,610	224,975	229,689	233,811	237,401	240,516	243,150	245,304	247,046

YEAR ENDING December 31,	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046
RP - PUBLIC SECTOR
PREMIUMS	1,034,741	958,936	875,252	789,684	702,363	613,250	519,729	407,313	274,886	135,010
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	308,230	293,930	275,521	256,148	236,289	216,365	194,661	165,161	122,907	66,021
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	118,242	107,018	94,992	82,558	69,806	56,808	43,150	32,219	24,667	15,727
TOTAL INCOME	1,461,214	1,359,884	1,245,765	1,128,391	1,008,459	886,423	757,540	604,694	422,460	216,758
NET SURRENDERS AND MATURITIES	3,409,694	3,490,755	3,383,990	3,246,398	3,076,908	2,953,126	2,981,879	3,239,252	3,522,390	3,833,770
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	152,203	143,172	132,370	121,050	109,417	97,647	85,043	69,295	49,831	26,027
NET COMMISSIONS	0	0	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	(1,854,147)	(1,934,157)	(1,900,213)	(1,847,065)	(1,774,395)	(1,729,076)	(1,782,077)	(1,954,100)	(2,115,595)	(2,294,499)
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	(295,697)	(382,784)	(406,911)	(422,007)	(426,828)	(451,837)	(536,766)	(755,934)	(1,041,028)	(1,355,374)
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	1,412,052	1,316,986	1,209,235	1,098,376	985,101	869,860	748,080	598,514	415,599	209,925
STATUTORY GAIN	49,162	42,898	36,531	30,014	23,357	16,563	9,460	6,180	6,861	6,834
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	49,162	42,898	36,531	30,014	23,357	16,563	9,460	6,180	6,861	6,834
FEDERAL INCOME TAX	17,207	15,014	12,786	10,505	8,175	5,797	3,311	2,163	2,401	2,392
AFTER-TAX PROFIT	31,955	27,884	23,745	19,509	15,182	10,766	6,149	4,017	4,460	4,442

INSURANCE INFORCE	17,568,030	16,211,104	14,788,417	13,325,553	11,851,115	10,317,648	8,562,695	6,310,662	3,480,581	0
ACCOUNT VALUE INFORCE	17,568,030	16,211,104	14,788,417	13,325,553	11,851,115	10,317,648	8,562,695	6,310,662	3,480,581	0
CASH VALUE INFORCE	17,568,030	16,211,104	14,788,417	13,325,553	11,851,115	10,317,648	8,562,695	6,310,662	3,480,581	0
SEPARATE ACCOUNT VALUE	11,788,561	10,814,419	9,798,643	8,757,786	7,710,177	6,628,546	5,410,360	3,914,260	2,125,207	0
GENERAL ACCOUNT LIABILITY	5,779,469	5,396,685	4,989,774	4,567,766	4,140,938	3,689,101	3,152,335	2,396,402	1,355,374	0
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	29,109,958	26,912,843	24,579,190	22,147,814	19,662,451	17,047,381	14,014,177	10,189,889	5,557,991	0
TOTAL LIABILITY	46,677,988	43,123,947	39,367,606	35,473,366	31,513,566	27,365,029	22,576,872	16,500,551	9,038,571	0
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	5,779,469	5,396,685	4,989,774	4,567,766	4,140,938	3,689,101	3,152,335	2,396,402	1,355,374	0
DAC PROXY TAX	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	23,347	21,472	19,458	17,308	15,021	12,527	9,801	6,822	3,563	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	482,857	485,823	488,141	489,887	491,135	491,946	492,371	492,626	492,885	493,123
PV AT 9.00% FEDERAL INCOME TAX	167,622	168,660	169,471	170,083	170,519	170,803	170,952	171,041	171,132	171,215
PV AT 9.00% AFTER-TAX PROFIT	315,235	317,163	318,669	319,805	320,615	321,143	321,419	321,585	321,753	321,908

PV AT 10.00% BOOK PROFIT	427,464	429,699	431,429	432,721	433,635	434,225	434,531	434,712	434,896	435,062
PV AT 10.00% FEDERAL INCOME TAX	148,285	149,067	149,673	150,125	150,445	150,651	150,758	150,822	150,886	150,944
PV AT 10.00% AFTER-TAX PROFIT	279,179	280,631	281,756	282,596	283,190	283,573	283,772	283,890	284,010	284,118

PV AT 11.00% BOOK PROFIT	380,251	381,939	383,234	384,193	384,865	385,295	385,515	385,645	385,776	385,892
PV AT 11.00% FEDERAL INCOME TAX	131,809	132,400	132,853	133,189	133,424	133,574	133,651	133,697	133,742	133,783
PV AT 11.00% AFTER-TAX PROFIT	248,442	249,539	250,381	251,004	251,441	251,720	251,864	251,949	252,033	252,109

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
Ten Years OF NEW BUSINESS (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
MTN
PREMIUMS		1,200,000	1,600,000	1,400,000	1,700,000	1,870,000	2,057,000	2,262,700	2,488,970	2,737,867
LESS: REINSURANCE PREMIUMS		0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)		26,772	89,359	156,448	225,748	305,563	366,559	400,539	439,689	487,240
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS		0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES		0	0	0	0	0	0	0	0	0
TOTAL INCOME		1,226,772	1,689,359	1,556,448	1,925,748	2,175,563	2,423,559	2,663,239	2,928,659	3,225,107
NET SURRENDERS AND MATURITIES		11,885	63,384	124,788	183,220	252,249	1,516,297	1,948,323	1,778,797	2,121,431
ANNUITY BENEFITS		0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0	0
DEATH BENEFITS		0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS		0	0	0	0	0	0	0	0	0
DIVIDENDS PAID		0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		1,200	1,600	1,400	1,700	1,870	2,057	2,263	2,489	2,738
MAINTENANCE EXPENSES		371	1,097	1,837	2,633	3,538	4,233	4,626	5,079	5,626
NET COMMISSIONS		0	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT		0	0	0	0	0	0	0	0	0
INCREASE IN LOADING		0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES		1,211,885	1,615,846	1,413,865	1,716,836	1,888,520	865,488	669,263	1,099,755	1,048,146
COST OF FINANCING		0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS		1,225,340	1,681,927	1,541,890	1,904,389	2,146,177	2,388,074	2,624,475	2,886,120	3,177,941
STATUTORY GAIN		1,432	7,433	14,558	21,359	29,386	35,485	38,764	42,539	47,166
CAPITAL GAINS		0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0	0
BOOK PROFIT		1,432	7,433	14,558	21,359	29,386	35,485	38,764	42,539	47,166
FEDERAL INCOME TAX		501	2,601	5,095	7,476	10,285	12,420	13,567	14,889	16,508
AFTER-TAX PROFIT		931	4,831	9,462	13,883	19,101	23,065	25,197	27,651	30,658

INSURANCE INFORCE		1,211,885	2,827,731	4,241,596	5,958,432	7,846,952	8,712,440	9,381,703	10,481,458	11,529,604
ACCOUNT VALUE INFORCE		1,211,885	2,827,731	4,241,596	5,958,432	7,846,952	8,712,440	9,381,703	10,481,458	11,529,604
CASH VALUE INFORCE		1,211,885	2,827,731	4,241,596	5,958,432	7,846,952	8,712,440	9,381,703	10,481,458	11,529,604
SEPARATE ACCOUNT VALUE		0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY		1,211,885	2,827,731	4,241,596	5,958,432	7,846,952	8,712,440	9,381,703	10,481,458	11,529,604
INTEREST MAINTENANCE RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE		0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY		0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY		0	0	0	0	0	0	0	0	0
TOTAL LIABILITY		1,211,885	2,827,731	4,241,596	5,958,432	7,846,952	8,712,440	9,381,703	10,481,458	11,529,604
RESERVE FINANCING BALANCE		0	0	0	0	0	0	0	0	0
TAX RESERVE		1,211,885	2,827,731	4,241,596	5,958,432	7,846,952	8,712,440	9,381,703	10,481,458	11,529,604
DAC PROXY TAX		0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)		1,200	2,800	4,200	5,900	7,770	8,627	9,290	10,379	11,417
FIRST YEAR COLLECTED PREMIUM		1,200,000	1,600,000	1,400,000	1,700,000	1,870,000	2,057,000	2,262,700	2,488,970	2,737,867
ANNUALIZED PREMIUM ISSUED		1,200,000	1,600,000	1,400,000	1,700,000	1,870,000	2,057,000	2,262,700	2,488,970	2,737,867
GROSS DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM		0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT		1,314	7,570	18,811	33,942	53,041	74,199	95,405	116,754	138,470
PV AT 9.00% FEDERAL INCOME TAX		460	2,649	6,584	11,880	18,564	25,970	33,392	40,864	48,465
PV AT 9.00% AFTER-TAX PROFIT		854	4,920	12,227	22,062	34,477	48,230	62,013	75,890	90,006

PV AT 10.00% BOOK PROFIT		1,302	7,445	18,382	32,970	51,217	71,247	91,139	110,984	130,987
PV AT 10.00% FEDERAL INCOME TAX		456	2,606	6,434	11,540	17,926	24,936	31,899	38,844	45,845
PV AT 10.00% AFTER-TAX PROFIT		846	4,839	11,948	21,431	33,291	46,311	59,240	72,140	85,141

PV AT 11.00% BOOK PROFIT		1,290	7,323	17,967	32,037	49,476	68,448	87,119	105,578	124,016
PV AT 11.00% FEDERAL INCOME TAX		452	2,563	6,288	11,213	17,317	23,957	30,492	36,952	43,406
PV AT 11.00% AFTER-TAX PROFIT		839	4,760	11,679	20,824	32,159	44,491	56,627	68,626	80,610

YEAR ENDING December 31,	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
MTN
PREMIUMS	3,011,654	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	535,964	515,650	419,069	312,829	195,966	67,416	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	3,547,617	515,650	419,069	312,829	195,966	67,416	0	0	0	0	0
NET SURRENDERS AND MATURITIES	2,333,574	2,534,122	2,656,296	2,790,688	2,938,520	3,101,134	0	0	0	0	0
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	3,012	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	6,189	5,784	4,700	3,509	2,198	755	0	0	0	0	0
NET COMMISSIONS	0	0	0	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	1,152,960	(2,077,372)	(2,285,109)	(2,513,620)	(2,764,982)	(3,041,480)	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	3,495,735	462,534	375,888	280,577	175,735	60,409	0	0	0	0	0
STATUTORY GAIN	51,882	53,116	43,181	32,253	20,231	7,007	0	0	0	0	0
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	51,882	53,116	43,181	32,253	20,231	7,007	0	0	0	0	0
FEDERAL INCOME TAX	18,159	18,591	15,113	11,288	7,081	2,453	0	0	0	0	0
AFTER-TAX PROFIT	33,723	34,526	28,068	20,964	13,150	4,555	0	0	0	0	0

INSURANCE INFORCE	12,682,564	10,605,192	8,320,083	5,806,463	3,041,480	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	12,682,564	10,605,192	8,320,083	5,806,463	3,041,480	0	0	0	0	0	0
CASH VALUE INFORCE	12,682,564	10,605,192	8,320,083	5,806,463	3,041,480	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	12,682,564	10,605,192	8,320,083	5,806,463	3,041,480	0	0	0	0	0	0
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	12,682,564	10,605,192	8,320,083	5,806,463	3,041,480	0	0	0	0	0	0
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	12,682,564	10,605,192	8,320,083	5,806,463	3,041,480	0	0	0	0	0	0
DAC PROXY TAX	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	12,558	10,501	8,238	5,750	3,012	0	0	0	0	0	0
FIRST YEAR COLLECTED PREMIUM	3,011,654	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	3,011,654	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	160,386	180,970	196,323	206,843	212,897	214,820	214,820	214,820	214,820	214,820	214,820
PV AT 9.00% FEDERAL INCOME TAX	56,135	63,340	68,713	72,395	74,514	75,187	75,187	75,187	75,187	75,187	75,187
PV AT 9.00% AFTER-TAX PROFIT	104,251	117,631	127,610	134,448	138,383	139,633	139,633	139,633	139,633	139,633	139,633

PV AT 10.00% BOOK PROFIT	150,990	169,607	183,366	192,708	198,035	199,713	199,713	199,713	199,713	199,713	199,713
PV AT 10.00% FEDERAL INCOME TAX	52,846	59,362	64,178	67,448	69,312	69,900	69,900	69,900	69,900	69,900	69,900
PV AT 10.00% AFTER-TAX PROFIT	98,143	110,244	119,188	125,260	128,723	129,813	129,813	129,813	129,813	129,813	129,813

PV AT 11.00% BOOK PROFIT	142,288	159,141	171,484	179,789	184,483	185,947	185,947	185,947	185,947	185,947	185,947
PV AT 11.00% FEDERAL INCOME TAX	49,801	55,699	60,019	62,926	64,569	65,082	65,082	65,082	65,082	65,082	65,082
PV AT 11.00% AFTER-TAX PROFIT	92,487	103,442	111,465	116,863	119,914	120,866	120,866	120,866	120,866	120,866	120,866

MILLIMAN

Ten Years OF NEW BUSINESS (000)

YEAR ENDING December 31,	2028	2029	2030	2031	2032	2033	2034	2035	2036
MTN
PREMIUMS	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0
TOTAL INCOME	0	0	0	0	0	0	0	0	0
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0	0	0
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	0	0	0	0	0	0	0	0	0
NET COMMISSIONS	0	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	0	0	0	0	0	0	0	0
STATUTORY GAIN	0	0	0	0	0	0	0	0	0
CAPITAL GAINS	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0
BOOK PROFIT	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	0	0	0	0	0	0	0	0
AFTER-TAX PROFIT	0	0	0	0	0	0	0	0	0

INSURANCE INFORCE	0	0	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	0	0	0	0	0	0	0	0	0
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	0	0	0	0	0	0	0	0	0
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0
TAX RESERVE	0	0	0	0	0	0	0	0	0
DAC PROXY TAX	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	0	0	0	0	0	0	0	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	214,820	214,820	214,820	214,820	214,820	214,820	214,820	214,820	214,820
PV AT 9.00% FEDERAL INCOME TAX	75,187	75,187	75,187	75,187	75,187	75,187	75,187	75,187	75,187
PV AT 9.00% AFTER-TAX PROFIT	139,633	139,633	139,633	139,633	139,633	139,633	139,633	139,633	139,633

PV AT 10.00% BOOK PROFIT	199,713	199,713	199,713	199,713	199,713	199,713	199,713	199,713	199,713
PV AT 10.00% FEDERAL INCOME TAX	69,900	69,900	69,900	69,900	69,900	69,900	69,900	69,900	69,900
PV AT 10.00% AFTER-TAX PROFIT	129,813	129,813	129,813	129,813	129,813	129,813	129,813	129,813	129,813

PV AT 11.00% BOOK PROFIT	185,947	185,947	185,947	185,947	185,947	185,947	185,947	185,947	185,947
PV AT 11.00% FEDERAL INCOME TAX	65,082	65,082	65,082	65,082	65,082	65,082	65,082	65,082	65,082
PV AT 11.00% AFTER-TAX PROFIT	120,866	120,866	120,866	120,866	120,866	120,866	120,866	120,866	120,866

YEAR ENDING December 31,	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046
MTN
PREMIUMS	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	0	0	0	0	0	0	0	0	0	0
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0	0	0	0
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	0	0	0	0	0	0	0	0	0	0
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	0	0	0	0	0	0	0	0	0	0
NET COMMISSIONS	0	0	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	0	0	0	0	0	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	0	0	0	0	0	0	0	0	0
STATUTORY GAIN	0	0	0	0	0	0	0	0	0	0
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	0	0	0	0	0	0	0	0	0
AFTER-TAX PROFIT	0	0	0	0	0	0	0	0	0	0

INSURANCE INFORCE	0	0	0	0	0	0	0	0	0	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	0	0	0	0	0	0	0	0	0	0
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	0	0	0	0	0	0	0	0	0	0
RESERVE FINANCING BALANCE	0	0	0	0	0	0	0	0	0	0
TAX RESERVE	0	0	0	0	0	0	0	0	0	0
DAC PROXY TAX	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	0	0	0	0	0	0	0	0	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUM	0	0	0	0	0	0	0	0	0	0

PV AT 9.00% BOOK PROFIT	214,820	214,820	214,820	214,820	214,820	214,820	214,820	214,820	214,820	214,820
PV AT 9.00% FEDERAL INCOME TAX	75,187	75,187	75,187	75,187	75,187	75,187	75,187	75,187	75,187	75,187
PV AT 9.00% AFTER-TAX PROFIT	139,633	139,633	139,633	139,633	139,633	139,633	139,633	139,633	139,633	139,633

PV AT 10.00% BOOK PROFIT	199,713	199,713	199,713	199,713	199,713	199,713	199,713	199,713	199,713	199,713
PV AT 10.00% FEDERAL INCOME TAX	69,900	69,900	69,900	69,900	69,900	69,900	69,900	69,900	69,900	69,900
PV AT 10.00% AFTER-TAX PROFIT	129,813	129,813	129,813	129,813	129,813	129,813	129,813	129,813	129,813	129,813

PV AT 11.00% BOOK PROFIT	185,947	185,947	185,947	185,947	185,947	185,947	185,947	185,947	185,947	185,947
PV AT 11.00% FEDERAL INCOME TAX	65,082	65,082	65,082	65,082	65,082	65,082	65,082	65,082	65,082	65,082
PV AT 11.00% AFTER-TAX PROFIT	120,866	120,866	120,866	120,866	120,866	120,866	120,866	120,866	120,866	120,866

MILLIMAN

Nationwide Financial
LINE OF BUSINESS PROJECTION
Ten Years OF NEW BUSINESS (000)	Base Case

YEAR ENDING December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
TRADITIONAL LIFE
PREMIUMS		52,110	106,285	163,958	229,440	299,469	371,442	446,071	524,022	605,994
LESS: REINSURANCE PREMIUMS		0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)		(692)	(1,283)	(485)	324	1,338	2,724	4,375	6,432	9,232
AMORTIZATION OF IMR		0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE		0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS		0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES		0	0	0	0	0	0	0	0	0
TOTAL INCOME		51,418	105,002	163,473	229,763	300,806	374,166	450,446	530,454	615,226
NET SURRENDERS AND MATURITIES		0	0	0	0	0	0	0	0	0
ANNUITY BENEFITS		0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS		0	0	0	0	0	0	0	0	0
DEATH BENEFITS		5,904	18,288	33,210	51,816	74,101	99,567	128,223	160,289	196,036
LESS: REINSURANCE BENEFITS		0	0	0	0	0	0	0	0	0
DIVIDENDS PAID		0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES		38,059	43,499	49,863	59,397	67,038	73,072	79,648	86,817	94,630
MAINTENANCE EXPENSES		2,274	5,859	9,696	14,000	18,726	23,692	28,869	34,301	40,035
NET COMMISSIONS		31,686	55,003	61,567	72,442	83,273	91,713	99,882	108,871	118,670
NET TRANSFERS TO SEPARATE ACCOUNT		0	0	0	0	0	0	0	0	0
INCREASE IN LOADING		(10,080)	(7,580)	(11,371)	(14,794)	(16,687)	(18,271)	(20,208)	(21,505)	(22,730)
INCREASE IN RESERVES		19,825	26,954	34,457	43,425	51,496	58,389	68,966	84,564	99,270
COST OF FINANCING		0	372	1,065	2,096	3,499	5,278	7,414	9,862	12,564
TOTAL DISBURSEMENTS		87,668	142,396	178,488	228,382	281,448	333,440	392,793	463,199	538,476
STATUTORY GAIN		(36,250)	(37,394)	(15,015)	1,381	19,359	40,726	57,653	67,255	76,750
CAPITAL GAINS		0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION		0	0	0	0	0	0	0	0	0
BOOK PROFIT		(36,250)	(37,394)	(15,015)	1,381	19,359	40,726	57,653	67,255	76,750
FEDERAL INCOME TAX		(23,729)	(43,073)	(39,500)	(26,380)	(13,195)	(600)	11,185	21,606	29,688
AFTER-TAX PROFIT		(12,522)	5,678	24,484	27,761	32,554	41,326	46,468	45,649	47,062

INSURANCE INFORCE		28,009,546	57,593,154	89,246,151	125,236,044	163,810,621	203,580,393	244,891,453	288,095,088	333,557,078
ACCOUNT VALUE INFORCE		0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE		0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE		0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY		69,475	188,796	360,656	591,174	879,881	1,223,017	1,618,459	2,063,322	2,555,416
INTEREST MAINTENANCE RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE		0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE		0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY		0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY		0	0	0	0	0	0	0	0	0
TOTAL LIABILITY		69,475	188,796	360,656	591,174	879,881	1,223,017	1,618,459	2,063,322	2,555,416
RESERVE FINANCING BALANCE		49,650	142,016	279,419	466,512	703,723	988,470	1,314,946	1,675,245	2,068,068
TAX RESERVE		23,629	113,524	262,563	469,270	736,577	1,060,937	1,437,937	1,863,793	2,335,724
DAC PROXY TAX		3,812	11,185	21,959	36,261	53,918	74,534	97,750	123,232	150,676
POLICIES IN FORCE (UNSCALED)		79,394	162,689	251,401	352,026	459,649	570,372	685,232	805,271	931,535
FIRST YEAR COLLECTED PREMIUM		30,636	55,917	64,028	75,197	86,584	95,638	104,245	113,627	123,854
ANNUALIZED PREMIUM ISSUED		53,375	61,005	69,930	83,300	94,017	102,479	111,702	121,755	132,713
GROSS DEFERRED PREMIUM		21,475	43,998	67,990	95,204	124,314	154,250	185,287	217,710	251,802
NET DEFERRED PREMIUM		31,554	61,657	97,021	139,028	184,825	233,031	284,277	338,205	395,027

PV AT 9.00% BOOK PROFIT		(33,257)	(64,731)	(76,326)	(75,347)	(62,765)	(38,482)	(6,944)	26,810	62,147
PV AT 9.00% FEDERAL INCOME TAX		(21,770)	(58,023)	(88,524)	(107,212)	(115,788)	(116,146)	(110,027)	(99,184)	(85,515)
PV AT 9.00% AFTER-TAX PROFIT		(11,488)	(6,708)	12,198	31,865	53,023	77,664	103,084	125,993	147,662

PV AT 10.00% BOOK PROFIT		(32,955)	(63,859)	(75,140)	(74,197)	(62,177)	(39,188)	(9,603)	21,772	54,322
PV AT 10.00% FEDERAL INCOME TAX		(21,572)	(57,169)	(86,845)	(104,863)	(113,056)	(113,395)	(107,655)	(97,576)	(84,985)
PV AT 10.00% AFTER-TAX PROFIT		(11,383)	(6,690)	11,705	30,666	50,880	74,207	98,053	119,348	139,307

PV AT 11.00% BOOK PROFIT		(32,658)	(63,008)	(73,987)	(73,077)	(61,589)	(39,815)	(12,046)	17,138	47,141
PV AT 11.00% FEDERAL INCOME TAX		(21,377)	(56,336)	(85,218)	(102,595)	(110,426)	(110,747)	(105,359)	(95,984)	(84,378)
PV AT 11.00% AFTER-TAX PROFIT		(11,281)	(6,672)	11,231	29,518	48,837	70,932	93,313	113,122	131,519

YEAR ENDING December 31,	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
TRADITIONAL LIFE
PREMIUMS	692,723	642,103	593,262	550,345	513,337	480,319	450,844	424,857	401,961	381,557	363,320
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	12,714	18,955	25,718	28,867	32,578	36,477	40,409	44,328	47,557	49,090	49,115
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	705,438	661,058	618,980	579,212	545,914	516,796	491,253	469,185	449,517	430,646	412,435
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0	0	0	0	0
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	235,918	264,738	277,589	287,918	295,617	301,210	305,124	307,592	308,781	308,544	306,659
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	103,147	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	46,121	46,024	42,601	39,497	36,670	34,050	31,618	29,359	27,247	25,239	23,308
NET COMMISSIONS	129,350	47,388	(3,848)	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	(24,202)	9,218	(2,999)	5,036	9,900	11,893	12,789	14,156	13,956	13,586	13,619
INCREASE IN RESERVES	113,260	70,492	66,555	63,064	60,120	57,552	55,417	41,653	12,741	(12,982)	(35,338)
COST OF FINANCING	15,511	18,690	20,983	22,627	23,632	24,031	23,862	23,175	22,105	20,826	19,363
TOTAL DISBURSEMENTS	619,104	456,550	400,882	418,142	425,939	428,736	428,810	415,934	384,831	355,213	327,611
STATUTORY GAIN	86,333	204,508	218,098	161,070	119,975	88,060	62,443	53,251	64,687	75,433	84,824
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	86,333	204,508	218,098	161,070	119,975	88,060	62,443	53,251	64,687	75,433	84,824
FEDERAL INCOME TAX	34,407	78,228	83,922	63,182	49,889	39,772	31,686	29,179	34,014	38,577	41,673
AFTER-TAX PROFIT	51,926	126,280	134,176	97,887	70,086	48,288	30,757	24,072	30,673	36,856	43,150

INSURANCE INFORCE	381,712,855	348,606,597	318,164,575	290,522,948	265,004,588	241,447,895	219,731,564	199,609,819	180,797,799	162,986,176	145,911,306
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	3,092,603	3,468,818	3,754,601	3,951,664	4,065,006	4,099,926	4,063,799	3,962,825	3,805,068	3,596,922	3,346,693
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	3,092,603	3,468,818	3,754,601	3,951,664	4,065,006	4,099,926	4,063,799	3,962,825	3,805,068	3,596,922	3,346,693
RESERVE FINANCING BALANCE	2,491,996	2,797,719	3,016,947	3,150,945	3,204,167	3,181,536	3,089,991	2,947,365	2,776,866	2,581,702	2,366,811
TAX RESERVE	2,851,065	3,338,884	3,678,416	3,901,604	4,028,491	4,068,622	4,034,909	3,935,696	3,779,334	3,572,483	3,323,925
DAC PROXY TAX	179,798	200,084	212,463	218,174	218,456	214,405	207,084	197,537	186,779	175,783	165,516
POLICIES IN FORCE (UNSCALED)	1,065,295	967,857	879,244	799,515	726,397	659,109	597,194	539,846	486,190	435,316	386,309
FIRST YEAR COLLECTED PREMIUM	135,001	56,649	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	144,657	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	287,902	266,941	246,407	228,273	212,582	198,584	186,049	174,962	165,119	156,312	148,341
NET DEFERRED PREMIUM	455,328	425,149	407,614	384,445	358,853	332,962	307,639	282,395	258,597	236,204	214,614

PV AT 9.00% BOOK PROFIT	98,615	177,869	255,410	307,948	343,850	368,026	383,753	396,058	409,771	424,442	439,577
PV AT 9.00% FEDERAL INCOME TAX	(70,981)	(40,665)	(10,827)	9,781	24,710	35,629	43,610	50,352	57,563	65,066	72,502
PV AT 9.00% AFTER-TAX PROFIT	169,596	218,534	266,238	298,167	319,140	332,397	340,143	345,706	352,208	359,376	367,075

PV AT 10.00% BOOK PROFIT	87,607	159,286	228,778	275,435	307,028	328,109	341,698	352,233	363,868	376,202	388,810
PV AT 10.00% FEDERAL INCOME TAX	(71,720)	(44,302)	(17,561)	740	13,878	23,399	30,295	36,067	42,185	48,493	54,687
PV AT 10.00% AFTER-TAX PROFIT	159,327	203,587	246,340	274,694	293,150	304,710	311,404	316,166	321,683	327,709	334,123

PV AT 11.00% BOOK PROFIT	77,547	142,434	204,775	246,253	274,086	292,491	304,249	313,282	323,167	333,553	344,074
PV AT 11.00% FEDERAL INCOME TAX	(72,260)	(47,440)	(23,451)	(7,181)	4,393	12,705	18,672	23,621	28,819	34,131	39,300
PV AT 11.00% AFTER-TAX PROFIT	149,807	189,873	228,226	253,434	269,693	279,786	285,577	289,660	294,348	299,422	304,774

MILLIMAN

Ten Years OF NEW BUSINESS (000)

YEAR ENDING December 31,	2028	2029	2030	2031	2032	2033	2034	2035	2036
TRADITIONAL LIFE
PREMIUMS	337,125	320,739	308,144	299,548	292,290	285,913	281,453	279,065	279,092
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	47,782	45,258	42,115	38,488	34,591	30,566	26,608	22,966	19,896
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0
TOTAL INCOME	384,907	365,998	350,260	338,036	326,881	316,479	308,062	302,031	298,988
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0	0	0
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	299,350	292,479	285,845	278,509	269,792	258,948	245,978	230,757	213,267
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	21,364	19,802	18,361	16,999	15,647	14,311	13,015	11,764	10,577
NET COMMISSIONS	0	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	8,767	11,131	11,787	12,860	12,953	12,740	12,916	13,107	13,284
INCREASE IN RESERVES	(53,422)	(65,851)	(75,357)	(81,471)	(84,779)	(84,805)	(81,086)	(73,122)	(60,612)
COST OF FINANCING	17,751	16,060	14,312	12,557	10,837	9,199	7,678	6,307	5,125
TOTAL DISBURSEMENTS	293,810	273,620	254,949	239,454	224,450	210,392	198,501	188,813	181,640
STATUTORY GAIN	91,097	92,377	95,311	98,582	102,430	106,087	109,561	113,217	117,348
CAPITAL GAINS	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0
BOOK PROFIT	91,097	92,377	95,311	98,582	102,430	106,087	109,561	113,217	117,348
FEDERAL INCOME TAX	43,872	41,158	37,174	37,462	38,698	39,950	41,156	42,448	43,889
AFTER-TAX PROFIT	47,225	51,219	58,137	61,121	63,733	66,137	68,404	70,769	73,458

INSURANCE INFORCE	131,555,790	118,256,123	105,466,416	92,864,128	80,511,191	68,512,134	56,826,188	45,490,597	34,574,848
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	3,067,775	2,768,918	2,459,494	2,148,706	1,845,486	1,557,967	1,294,074	1,063,329	874,615
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	3,067,775	2,768,918	2,459,494	2,148,706	1,845,486	1,557,967	1,294,074	1,063,329	874,615
RESERVE FINANCING BALANCE	2,141,314	1,908,309	1,674,241	1,444,924	1,226,483	1,023,769	840,962	683,339	555,237
TAX RESERVE	3,047,183	2,750,955	2,444,453	2,136,615	1,836,059	1,550,658	1,288,203	1,058,610	870,747
DAC PROXY TAX	155,674	146,794	138,926	132,151	126,365	121,446	117,371	114,137	111,773
POLICIES IN FORCE (UNSCALED)	347,720	312,676	279,136	246,204	214,032	182,850	152,592	123,265	95,103
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	138,451	131,869	126,785	123,342	120,448	117,924	116,168	115,284	115,371
NET DEFERRED PREMIUM	195,956	178,243	161,372	145,069	129,223	113,958	99,286	85,295	72,099

PV AT 9.00% BOOK PROFIT	454,490	468,363	481,495	493,957	505,835	517,122	527,816	537,954	547,595
PV AT 9.00% FEDERAL INCOME TAX	79,684	85,865	90,987	95,722	100,210	104,460	108,477	112,278	115,884
PV AT 9.00% AFTER-TAX PROFIT	374,806	382,498	390,508	398,234	405,625	412,662	419,339	425,676	431,711

PV AT 10.00% BOOK PROFIT	401,120	412,468	423,113	433,121	442,575	451,476	459,833	467,684	475,082
PV AT 10.00% FEDERAL INCOME TAX	60,616	65,672	69,823	73,627	77,198	80,550	83,690	86,633	89,400
PV AT 10.00% AFTER-TAX PROFIT	340,504	346,797	353,289	359,495	365,377	370,926	376,144	381,051	385,682

PV AT 11.00% BOOK PROFIT	354,253	363,553	372,197	380,251	387,791	394,826	401,371	407,465	413,155
PV AT 11.00% FEDERAL INCOME TAX	44,202	48,345	51,717	54,778	57,626	60,275	62,734	65,019	67,147
PV AT 11.00% AFTER-TAX PROFIT	310,051	315,207	320,480	325,474	330,165	334,551	338,637	342,446	346,008

YEAR ENDING December 31,	2037	2038	2039	2040	2041	2042	2043	2044	2045	2046
TRADITIONAL LIFE
PREMIUMS	277,271	205,333	176,128	151,077	126,475	102,634	79,432	56,631	34,042	11,462
LESS: REINSURANCE PREMIUMS	0	0	0	0	0	0	0	0	0	0
NET INVESTMENT INCOME (Before Capital Gains)	17,684	16,034	13,274	10,988	8,781	6,678	4,739	3,026	1,612	575
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT AND ADMIN FEES	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	294,955	221,368	189,402	162,065	135,256	109,312	84,171	59,657	35,654	12,037
NET SURRENDERS AND MATURITIES	0	0	0	0	0	0	0	0	0	0
ANNUITY BENEFITS	0	0	0	0	0	0	0	0	0	0
MISCELLANEOUS BENEFITS	0	0	0	0	0	0	0	0	0	0
DEATH BENEFITS	192,045	155,230	131,338	116,512	101,661	86,287	70,464	53,932	36,497	18,066
LESS: REINSURANCE BENEFITS	0	0	0	0	0	0	0	0	0	0
DIVIDENDS PAID	0	0	0	0	0	0	0	0	0	0
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0	0
MAINTENANCE EXPENSES	9,348	6,999	6,000	5,172	4,359	3,563	2,785	2,019	1,260	505
NET COMMISSIONS	0	0	0	0	0	0	0	0	0	0
NET TRANSFERS TO SEPARATE ACCOUNT	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	12,341	(17,964)	(6,230)	(5,013)	(4,779)	(4,532)	(4,310)	(4,248)	(4,225)	(4,311)
INCREASE IN RESERVES	(44,407)	(43,064)	(37,340)	(36,682)	(35,502)	(33,244)	(30,078)	(25,608)	(19,824)	(12,629)
COST OF FINANCING	4,164	3,391	2,852	2,339	1,855	1,412	1,015	669	381	156
TOTAL DISBURSEMENTS	173,491	104,593	96,619	82,328	67,595	53,486	39,876	26,764	14,089	1,787
STATUTORY GAIN	121,464	116,775	92,783	79,737	67,661	55,826	44,295	32,893	21,565	10,250
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	121,464	116,775	92,783	79,737	67,661	55,826	44,295	32,893	21,565	10,250
FEDERAL INCOME TAX	47,145	44,459	32,474	27,908	23,681	19,539	15,503	11,513	7,548	3,587
AFTER-TAX PROFIT	74,319	72,316	60,309	51,829	43,980	36,287	28,792	21,380	14,017	6,662

INSURANCE INFORCE	22,922,220	18,681,115	15,939,963	13,391,295	10,939,600	8,600,496	6,350,100	4,166,625	2,048,224	0
ACCOUNT VALUE INFORCE	0	0	0	0	0	0	0	0	0	0
CASH VALUE INFORCE	0	0	0	0	0	0	0	0	0	0
SEPARATE ACCOUNT VALUE	0	0	0	0	0	0	0	0	0	0
GENERAL ACCOUNT LIABILITY	727,093	612,011	506,184	404,999	310,234	223,931	147,716	83,544	33,606	0
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND STAT RESERVE	0	0	0	0	0	0	0	0	0	0
DIVIDEND ACCUM BALANCE	0	0	0	0	0	0	0	0	0	0
DIVIDEND LIABILITY	0	0	0	0	0	0	0	0	0	0
OFF-BALANCE SHEET LIABILITY	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY	727,093	612,011	506,184	404,999	310,234	223,931	147,716	83,544	33,606	0
RESERVE FINANCING BALANCE	452,123	380,160	311,735	247,303	188,126	135,164	89,131	50,682	20,693	(148)
TAX RESERVE	723,840	609,288	503,967	403,261	308,937	223,028	147,148	83,244	33,497	0
DAC PROXY TAX	109,995	100,658	90,429	79,635	68,178	56,429	44,678	33,000	21,472	10,171
POLICIES IN FORCE (UNSCALED)	64,936	53,404	45,641	38,383	31,378	24,685	18,237	11,963	5,879	0
FIRST YEAR COLLECTED PREMIUM	0	0	0	0	0	0	0	0	0	0
ANNUALIZED PREMIUM ISSUED	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUM	112,837	83,035	70,497	59,696	49,183	39,059	29,165	19,410	9,721	0
NET DEFERRED PREMIUM	57,224	45,386	39,078	33,290	27,556	21,964	16,380	10,874	5,410	0

PV AT 9.00% BOOK PROFIT	556,750	564,825	570,711	575,351	578,964	581,699	583,690	585,046	585,861	586,217
PV AT 9.00% FEDERAL INCOME TAX	119,438	122,512	124,572	126,196	127,461	128,418	129,114	129,589	129,875	129,999
PV AT 9.00% AFTER-TAX PROFIT	437,312	442,313	446,139	449,155	451,504	453,281	454,575	455,457	455,987	456,218

PV AT 10.00% BOOK PROFIT	482,043	488,127	492,521	495,954	498,603	500,589	502,022	502,989	503,566	503,815
PV AT 10.00% FEDERAL INCOME TAX	92,102	94,418	95,956	97,158	98,085	98,780	99,281	99,620	99,822	99,909
PV AT 10.00% AFTER-TAX PROFIT	389,941	393,709	396,565	398,797	400,518	401,809	402,741	403,369	403,744	403,906

PV AT 11.00% BOOK PROFIT	418,461	423,056	426,346	428,893	430,840	432,287	433,321	434,013	434,422	434,597
PV AT 11.00% FEDERAL INCOME TAX	69,206	70,956	72,107	72,998	73,680	74,186	74,548	74,791	74,934	74,995
PV AT 11.00% AFTER-TAX PROFIT	349,255	352,101	354,239	355,894	357,160	358,100	358,773	359,223	359,488	359,602

MILLIMAN